UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

December 31, 2017

AllianzGI Emerging Markets Opportunities Fund

AllianzGI Focused Growth Fund

AllianzGI Global Natural Resources Fund

AllianzGI Global Small-Cap Fund

AllianzGI Health Sciences Fund

AllianzGI Income & Growth Fund

AllianzGI Mid-Cap Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus or summary prospectus. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President
4–58	Fund Summaries
60–62	Important Information
63–64	Benchmark Descriptions
65–92	Schedules of Investments
94–101	Statements of Assets and Liabilities
102–105	Statements of Operations
106–111	Statements of Changes in Net Assets
112–139	Financial Highlights
140–167	Notes to Financial Statements
168	Changes to the Board of Trustees and Fund Officers
169–170	Privacy Policy
171–175	Matters Relating to the Trustees’ Consideration of the Investment Management Agreement

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: fixed-income risk, liquidity risk, derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Below investment grade securities involve a greater risk to principal than investment grade securities. Bond prices will normally decline as interest rates rise. The impact may be greater with longer-duration bonds. The market for certain securities may become illiquid, which could prevent a fund from purchasing or selling these securities at an advantageous time or price and possibly delay redemptions of fund shares. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit and counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. The principal values of the funds are not guaranteed at any time. Please refer to the applicable fund’s current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

Economic growth in the US improved during the six-month fiscal reporting period ended December 31, 2017. This trend also occurred outside the US, and global inflation remained well-contained. Against this backdrop, US and international equities generated strong results. Elsewhere, the US bond market posted a positive return during the reporting period.

The Six-Month Fiscal Period in Review

For the six-month period ended December 31, 2017, US stocks rose 11.42%, as measured by the S&P 500 Index. Two measures of stock performance in developed international and global markets produced positive results, in dollar-denominated terms, with the MSCI EAFE (Europe, Australasia and Far East) Index returning 9.86% and the MSCI World Index gaining 10.61%. Elsewhere, the MSCI Emerging Markets Index rose 15.92% in dollar-denominated terms. With respect to bonds, the Bloomberg Barclays US Credit Index returned 2.41% and the Bloomberg Barclays Global High Yield Index returned 3.73%. The Bloomberg Barclays US Government Bond Index returned 0.43%, while the broader bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 1.24%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.1% annual pace during the second quarter of 2017. GDP growth then improved to an annual pace of 3.2% during the third quarter of 2017. Finally, the Commerce Department’s initial estimate — released after the reporting period had ended — showed that GDP grew at an annual pace of 2.6% for the fourth quarter of 2017.

After raising interest rates in March 2017 and June 2017, the US Federal Reserve (the “Fed”) raised rates to a range between 1.25% and 1.50% at its meeting in December 2017. Meanwhile, in October 2017 the Fed started to gradually reduce its balance sheet — a process that will likely take several years. The Fed’s actions during the year were well-telegraphed and there were minimal market disruptions.

Economic growth outside the US largely accelerated during the period. Despite this, a number of central banks, including the European Central Bank and the Bank of Japan maintained their accommodative monetary policies. One exception was the Bank of England, as it raised rates from 0.25% to 0.50% in November 2017 — the first increase since July 2007.

2	December 31, 2017 |	Semiannual Report

Outlook

Since the depths of the global financial crisis, central banks have supported financial markets and the economies they serve through expansionary monetary policies, increasing their balance sheets to previously unheard-of sizes. In our opinion, the strong growth in corporate profits and diminishing fears of deflation show that this approach has worked, and central banks will be careful not to stifle current gains.

So, while we anticipate the scale of central bank support will diminish in 2018 — led by the Fed — we expect the overall shift to be slow and the precise actions to vary from one central bank to the next. In our view, interest rates will stay low overall in 2018. Consequently, we believe investors should continue to keep a careful eye on inflation, particularly because official data appear to understate rises in real-world costs. In addition to macroeconomic considerations, we feel several dominant investment themes, including geopolitical risk and business disruption, will persist in 2018.

Following muted conditions for much of last year, we have seen increased market volatility in recent weeks. This does not appear to be driven by a change in underlying market fundamentals, but rather driven by concerns that improving economic growth may trigger an uptick in inflation and more aggressive monetary policy tightening by the Fed.

Against this backdrop, we will continue to use our fundamental research and insights — and our strong global network — to help our clients balance risk and reward. Where appropriate, we will also seek to capitalize on volatility spikes and prepare to trim exposure to risky assets if cyclical data start to lose momentum.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & CEO

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| December 31, 2017	3

Unaudited

AllianzGI Emerging Markets Opportunities Fund

For the period of July 1, 2017 through December 31, 2017, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Opportunities Fund (the “Fund”) returned 15.39%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 15.92%.

Market Overview

Emerging market equities were beneficiaries of higher demand expectations and optimism over the health of the global economy. The double-digit advance in emerging markets earnings growth and an attractive valuation level translated to performance which topped developed markets during the period. Results for the benchmark were positive in five out of six months, which we believe is a testament to the strength of emerging markets equities.

Results for the benchmark were led by a rally in the energy sector, which rebounded alongside an increase in oil and natural gas prices, followed by advances in real estate, health care and materials. Meanwhile, telecommunications and industrials were modestly positive during the period. China was among the top country performers as economic growth exceeded expectations and Russian equities were helped by a turnaround in energy prices. Conversely, Pakistan fell under pressure after being promoted from frontier markets to emerging markets at the onset of the reporting period and Mexico was negatively impacted by two earthquakes and uncertainty over the future of the North American Free Trade Agreement (“NAFTA”).

Portfolio Review

The Fund seeks to deliver outperformance over time by investing in emerging market companies that are benefiting from change not yet fully reflected in the market. The investment team believes that investor behavioral biases contribute to market inefficiencies, which can be exploited through a transparent and repeatable investment process.

During the reporting period, the Fund’s results modestly trailed the benchmark due to more conservative stock selection, as the market was primarily led by high-beta, growth-oriented securities.

From a sector standpoint, industrials was the top performer thanks to stock picking in the airlines industry. Selections in consumer discretionary and a relative underweight allocation to consumer staples also contributed to results. Information technology was the primary source of underperformance due to selections in electronic equipment names as well as an underweight to the internet software & services industry. Selections in energy and financials trailed more modestly. Country results were buoyed by significant stock selection in Turkey, followed by an underweight to Mexico. Meanwhile, more conservative stock picking in South Korea and a relative underweight to Brazil offset results.

Outlook

Our positive viewpoint on emerging markets remains unwavered as we believe investors’ prior skepticism is increasingly turning toward optimism, consistent with past earnings growth cycles. Emerging markets have outperformed developed markets in each of the last two years and continue to trade at a meaningful price-to-earnings discount. This suggests the market has yet to fully buy into the recovery story. In addition, Wall Street analysts are forecasting double-digit earnings growth for emerging markets in 2018 and 2019, which is higher than developed markets for both periods. We believe this combination of positive sentiment, an attractive valuation level and resilient earnings growth suggests there is ample performance potential for the asset class over the coming periods.

4	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Emerging Markets Opportunities Fund Class A	15.39%	37.90%	4.50%	0.30%	10.23%
AllianzGI Emerging Markets Opportunities Fund Class A (adjusted)	9.04%	30.31%	3.32%	–0.27%	9.77%
AllianzGI Emerging Markets Opportunities Fund Class C	14.96%	36.85%	3.72%	–0.45%	9.40%
AllianzGI Emerging Markets Opportunities Fund Class C (adjusted)	13.96%	35.85%	3.72%	–0.45%	9.40%
AllianzGI Emerging Markets Opportunities Fund Class P	15.54%	38.25%	4.77%	0.56%	10.53%
AllianzGI Emerging Markets Opportunities Fund Institutional Class	15.61%	38.36%	4.87%	0.68%	10.65%
AllianzGI Emerging Markets Opportunities Fund R6	15.63%	38.45%	4.93%	0.73%	10.71%
MSCI Emerging Markets Index	15.92%	37.28%	4.35%	1.68%	10.10%
Lipper Emerging Markets Funds Average	14.19%	34.57%	4.26%	1.49%	9.59%

* Cumulative return

† The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 5/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares, 1.27% for Institutional Class and 1.22% for Class R6 shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of these reductions and waivers are 1.27% for Class A shares, 2.02% for Class C shares, 1.02% for Class P shares, 0.92% for Institutional Class shares and 0.87% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 5/27/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2017)

China	33.8%
Korea (Republic of)	13.1%
India	7.0%
Taiwan	6.8%
Hong Kong	6.2%
Turkey	5.8%
Russian Federation	5.4%
South Africa	3.8%
Other	16.9%
Cash & Equivalents — Net	1.2%

Semiannual Report	| December 31, 2017	5

Unaudited

AllianzGI Emerging Markets Opportunities Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,153.90	$1,149.60	$1,155.40	$1,156.10	$1,156.30
Expenses Paid During Period	$6.89	$10.94	$5.54	$5.00	$4.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,018.80	$1,015.02	$1,020.06	$1,020.57	$1,020.82
Expenses Paid During Period	$6.46	$10.26	$5.19	$4.69	$4.43

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.02% for Class P, 0.92% for Institutional Class and 0.87% for R6 Class), multiplied by the average account value over the period, multiplied by 184/365.

6	December 31, 2017 |	Semiannual Report

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Semiannual Report	| December 31, 2017	7

Unaudited

AllianzGI Focused Growth Fund

For the period of July 1, 2017 through December 31, 2017, as provided by Karen Hiatt, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Focused Growth Fund (the “Fund”) returned 14.87%, outperforming the Russell 1000 Growth Index (the “benchmark”), which returned 14.23%.

Market Overview

US equities delivered double-digit gains over the second half of the year. Large-cap indices touched a series of fresh peaks and smaller companies also reached a record high in the closing days of the year. Share prices were buoyed by better-than-expected company earnings, renewed merger & acquisition activity, and optimism over the prospects for tax reform. In December, the Senate finally approved plans for $1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades. Consistent with overall annual performance, growth stocks outperformed their value counterparts over the second half of the year.

Portfolio Review

The Fund’s relative performance was largely driven by stock selection in the consumer staples and technology sectors. While overall performance in the consumer staples sector lagged the benchmark’s return, the Fund’s stock selection within the sector helped relative performance. The Fund’s overweight positions in Estee Lauder and Monster Beverage, as well as not owning laggards such as Altria Group and Coca-Cola, boosted relative returns. Meanwhile, stocks in the technology sector generally delivered robust returns throughout the period, largely due to strong earnings growth. The Fund’s positions in Square, Visa, and Applied Materials were among the strongest contributors to relative performance.

Conversely, stock selection in the financials and consumer discretionary sectors detracted from relative returns. Positions in First Republic and Signature Bank were the largest detractors in the group. Due to company-specific challenges and limited upside potential relative to other holdings, the Fund exited positions in both stocks. Within the consumer discretionary sector, strong relative performance from positons in Burlington Stores and Home Depot was offset by weaker performance from Expedia and Newell Brands. Expedia is going through a management transition and increasing spending to fend off competition, while Newell Brands is going through an extended process of integrating acquisitions. The team exited both positions during the period.

We believe the portfolio holdings have attractive long-term growth prospects, and we remain comfortable with our overall positioning, despite short-term periods of volatility.

From a sector allocation perspective, an underweight in consumer staples and no exposure to the real estate sector helped relative performance. Conversely, an overweight in consumer discretionary and an underweight in industrials hurt relative performance.

Outlook

We maintain a positive view on US equities for 2018. In 2017, stocks generally performed well due to better than expected earnings growth, and we expect this to continue in 2018. While we may see modest pressure on equity multiples, we expect continued improvements in earnings growth to more than offset multiple compression. With tax reform completed, along with solid economic data and consumer sentiment, we estimate S&P 500 earnings should grow in the 10% to 15% range and GDP growth should reach 2.75% to 3.0% in 2018.

We believe that the market will ultimately reward companies that deliver consistent growth and increase shareholder value over time. Our focus continues to be on applying rigorous fundamental research to identify companies with strong or under-appreciated growth prospects and attractive risk-reward characteristics.

8	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Focused Growth Fund Class A	14.87%	31.45%	17.35%	9.40%	11.37%
AllianzGI Focused Growth Fund Class A (adjusted)	8.55%	24.22%	16.03%	8.78%	11.18%
AllianzGI Focused Growth Fund Class C	14.44%	30.45%	16.47%	8.58%	10.54%
AllianzGI Focused Growth Fund Class C (adjusted)	13.44%	29.45%	16.47%	8.58%	10.54%
AllianzGI Focused Growth Fund Class R	14.72%	31.09%	17.05%	9.13%	11.02%
AllianzGI Focused Growth Fund Class P	15.01%	31.72%	17.64%	9.69%	11.68%
AllianzGI Focused Growth Fund Institutional Class	15.05%	31.88%	17.76%	9.79%	11.79%
AllianzGI Focused Growth Fund R6	15.11%	31.94%	17.81%	9.85%	11.84%
AllianzGI Focused Growth Fund Administrative Class	14.93%	31.57%	17.47%	9.52%	11.50%
Russell 1000 Growth Index	14.23%	30.21%	17.33%	10.00%	11.06%
Lipper Large-Cap Growth Funds Average	12.22%	29.57%	15.70%	8.44%	8.58%

* Cumulative return

† The Fund began operations on 2/24/84. Benchmark and Lipper performance comparisons began on 2/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class, 0.71% for Class R6 shares, and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.76% for Class C shares, 1.26% for Class R shares, 0.76% for Class P shares, 0.66% for Institutional Class shares, 0.61% for Class R6 shares, and 0.91% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 2/24/84. Benchmark performance comparisons began on 2/29/84.

Industry/Sectors (as of December 31, 2017)

Internet Software & Services	12.1%
Software	8.5%
Technology Hardware, Storage & Peripherals	7.1%
IT Services	6.9%
Specialty Retail	6.1%
Internet & Catalog Retail	6.1%
Semiconductors & Semiconductor Equipment	6.0%
Biotechnology	5.2%
Other	41.8%
Cash & Equivalents — Net	0.2%

Semiannual Report	| December 31, 2017	9

Unaudited

AllianzGI Focused Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,148.70	$1,144.40	$1,147.20	$1,150.10	$1,150.50	$1,151.10	$1,149.30
Expenses Paid During Period	$5.42	$9.57	$6.87	$4.17	$3.63	$3.36	$4.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,020.16	$1,016.28	$1,018.80	$1,021.32	$1,021.83	$1,022.08	$1,020.57
Expenses Paid During Period	$5.09	$9.00	$6.46	$3.92	$3.41	$3.16	$4.69

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.00% for Class A, 1.77% for Class C, 1.27% for Class R, 0.77% for Class P, 0.67% for Institutional Class, 0.62% for Class R6 and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

10	December 31, 2017 |	Semiannual Report

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Semiannual Report	| December 31, 2017	11

Unaudited

AllianzGI Global Natural Resources Fund

For the reporting period of July 1, 2017, through December 31, 2017, as provided by Paul Strand, CFA, Portfolio Manager.

Fund Insights

For the six-month reporting period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Natural Resources Fund (the “Fund”) returned 15.32%, underperforming the 60% MSCI World Energy/40% MSCI World Materials (the “benchmark”), which returned 16.79%.

Market overview

Crude oil markets rebounded sharply in the second half of 2017, bouncing off the lows for Brent crude seen in June of under $45 per barrel, touching over $65 per barrel at the end of the year. Crude oil rebounded as evidence suggests OPEC was adhering to its supply cutbacks, global demand/supply statistics turned more favorable and there appeared to be a better deployment of capital discipline among the US shale producers. However, partly because of the first half drop in energy prices the MSCI World Energy Index was the worst performing MSCI sector index for the 2017 calendar year, up only about 6%. By comparison, the MSCI World Index, the broad market gauge, rose over 20% for the year. Meanwhile, some upward moves in the prices of copper and base metals such as aluminum, nickel and iron ore, coupled with relatively accommodative global monetary conditions and strong metal demand from China, helped the MSCI World Materials Index to surge to nearly a 30% gain for calendar year 2018.

Portfolio review

The Fund’s underperformance was driven by adverse allocation effects from an overweight in both alternative energy and oilfield services. The Fund’s use of option call writing had a negligible impact on performance for the period.

The energy positions in oil and gas exploration and production (“E&P”), pressure pumping and integrated oil contributed the most to relative performance. In general, the E&P stocks were boosted by the second-half rebound in crude prices. The pressure pumping position, Propetro Holding Corp., was helped by improved pricing with the general pick up in US land rig activity. An underweight in Exxon Mobile Corp. positively impacted performance as the integrated oil companies tend to lag the higher beta energy industries in the context of higher crude prices. Finally, Chemours Company, a titanium dioxide producer, which is a raw material for paints, benefitted from favorable pricing.

The performance detractors were generally eclectic in nature including some positions in oil and gas exploration and production, a sand supplier to US-based land rigs and alternative energy. The wind turbine positions were hurt by overcapacity and the resulting unfavorable pricing in the industry. The E&P positions were negatively impacted by quarterly earnings misses and a shift toward more natural gas production than oil. Lastly a sand supplier was hit by capacity expansions, including some private companies.

Outlook

We believe the Fund is poised to benefit from the continued rebound in the energy sector including an improvement from what we believe was the overly pessimistic investor sentiment in the first half of the year. Over the intermediate term (one to two years), we expect oil prices to normalize to at least in the $55 to $65 range. Given our belief that the global economy and global energy demand will grow at least moderately over the next couple of years, and the fact that we believe that there is a substantial disconnect between current oil prices and energy stock valuations, we are currently overweight energy as we enter 2018. Furthermore, given our outlook for steady global economic growth, we are also maintaining our positioning in the materials sector. Additionally, we continue to hold a favorable view of the growth of EVs (electric vehicles), and have exposure to this theme through companies exposed to lithium and battery production. Finally, despite the Portfolio’s first half setback to performance from the energy exposure, we believe that the energy positioning will ultimately benefit the strategy, as natural global demand growth will lift energy prices longer term beyond our intermediate normalized forecast of $55 to $65. The Fund remains globally diversified.

We continue to favor our diversified, thematic and opportunistic approach to investing in natural resource-related companies, and maintain our belief that over the long term the performance of the equities should outperform the underlying commodities. Risks to the Fund include a relapse in the global economy, disruption to world bond markets and a sustained drop in commodity prices.

12	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Natural Resources Fund Class A	15.32%	–0.94%	0.13%	–2.95%	6.06%
AllianzGI Global Natural Resources Fund Class A (adjusted)	8.98%	–6.39%	–0.99%	–3.50%	5.62%
AllianzGI Global Natural Resources Fund Class C	14.84%	–1.66%	–0.63%	–3.66%	5.28%
AllianzGI Global Natural Resources Fund Class C (adjusted)	13.84%	–2.64%	–0.63%	–3.66%	5.28%
AllianzGI Global Natural Resources Fund Class P	15.39%	–0.74%	0.36%	–2.70%	6.34%
AllianzGI Global Natural Resources Fund Institutional Class	15.48%	–0.57%	0.48%	–2.61%	6.44%
60% MSCI World Energy/40% MSCI World Materials	16.79%	14.24%	3.24%	0.51%	6.97%
MSCI World Index	10.61%	22.40%	11.64%	5.03%	7.32%
Custom Commodity Equity Benchmark	14.69%	18.62%	4.93%	1.72%	8.89%
Lipper Global Natural Resources Funds Average	15.33%	8.73%	0.11%	–4.03%	5.07%

* Cumulative return

† The Fund began operations on 6/30/04. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.42% for Class A shares, 2.17% for Class C shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 6/30/04. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2017)

United States	60.4%
United Kingdom	14.0%
Canada	7.6%
France	5.3%
Australia	3.5%
Japan	2.4%
Germany	1.9%
Chile	1.2%
Other	2.6%
Cash & Equivalents — Net (including Options Written)	1.1%

Semiannual Report	| December 31, 2017	13

Unaudited

AllianzGI Global Natural Resources Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,153.20	$1,148.40	$1,153.90	$1,154.80
Expenses Paid During Period	$7.76	$11.81	$6.35	$5.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,018.00	$1,014.22	$1,019.31	$1,019.76
Expenses Paid During Period	$7.27	$11.07	$5.96	$5.50

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.18% for Class C, 1.17% for Class P and 1.08% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	15

Unaudited

AllianzGI Global Small-Cap Fund

For the period of July 1, 2017 through December 31, 2017, as provided by Andrew Neville, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2017, the Class A shares at net asset value (“NAV”) of the AllianzGI Global Small-Cap Fund (the “Fund”) returned 14.05%, outperforming the MSCI World Small-Cap Index, (the “benchmark”), which returned 11.79%.

Market Overview

Global equities rallied strongly over the second half of 2017. Optimism over the health of the global economy and US tax reform helped stocks overcome heightened political tensions. Small-cap stocks in equity markets around the world performed ahead of their larger cap counterparts.

Economic data indicated the global economy was in robust health, with the US, Eurozone and Japan all recording third-quarter growth of at least 2.5% on an annualized basis. As widely expected, the US Federal Reserve (the “Fed”) raised interest rates by 25 basis points and started to unwind the $4.5 trillion of Treasury bonds and mortgage-backed securities amassed as part of its quantitative easing programs. While the European Central Bank kept interest rates on hold and extended its stimulus measures until September 2018, it halved the size of its monthly asset purchases starting in January 2018.

Portfolio review

The portfolio performed well ahead of the benchmark over the course of the second half of 2017 achieving a strong absolute return. The European, Asia-Pacific and Japanese sleeve portfolios performed well ahead of their regional markets whilst the US sleeve portfolio closed the period in line with the local market.

Sector positioning was a slight positive contributor to performance driven by the overweight in industrials and the underweight in real estate. Country-wise, the portfolio’s exposure to China and Taiwan within the Asian sleeve portfolio, the overweight in Germany within the European sleeve portfolio and the underweight in Canada were all meaningful positive contributors.

Successful stock selection, however, accounted for most of the outperformance achieved in the reporting period. Selection was particularly strong within the Asia-Pacific and Japanese sleeves of the portfolio. Sector-wise, stock selection contributed most within industrials, information technology and energy. On a single stock basis, the most meaningful positive contributors to performance were spread across all parts of the portfolio including the positions in Daifuku (Japan), Alcoa Corp., XPO Logistics (both US), Intermediate Capital (UK) and Santos (Australia).

Outlook

We believe the global economy is likely to remain on a moderate growth course, which should lead to further rises in corporate profits and share prices. We believe markets should also continue to benefit from the growth-oriented monetary policy of the world’s central banks, even though the Fed has already begun to raise interest rates. In Europe, unlike the US, rate rises are not yet on the horizon, and we believe Asian central banks are also likely to maintain a generous money supply for the time being. However, this could harbor a risk for equity markets, due to the increasing likelihood that peak liquidity will be reached in 2018. A significant shift in monetary policy could lead to a correction on the equity markets, as well as increased volatility in exchange rates.

16	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Small-Cap Fund Class A	14.05%	26.86%	12.55%	6.07%	10.57%
AllianzGI Global Small-Cap Fund Class A (adjusted)	7.79%	19.89%	11.29%	5.47%	10.27%
AllianzGI Global Small-Cap Fund Class C	13.63%	25.92%	11.72%	5.27%	9.76%
AllianzGI Global Small-Cap Fund Class C (adjusted)	12.63%	24.92%	11.72%	5.27%	9.76%
AllianzGI Global Small-Cap Fund Class P	14.20%	27.20%	12.84%	6.35%	10.89%
AllianzGI Global Small-Cap Fund Institutional Class	14.26%	27.32%	12.95%	6.45%	10.99%
MSCI World Small-Cap Index	11.79%	22.66%	13.20%	7.70%	8.52%
Lipper Global Small-/Mid-Cap Funds Average	12.45%	26.26%	12.49%	5.91%	9.31%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.62% for Class A shares, 2.37% for Class C shares, 1.37% for Class P shares and 1.27% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2017)

United States	48.8%
Japan	15.0%
United Kingdom	5.9%
Germany	4.8%
Switzerland	3.1%
Sweden	2.5%
France	2.2%
Austria	1.7%
Other	14.0%
Cash & Equivalents — Net	2.0%

Semiannual Report	| December 31, 2017	17

Unaudited

AllianzGI Global Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,140.50	$1,136.30	$1,142.00	$1,142.60
Expenses Paid During Period	$8.74	$12.76	$7.40	$6.86

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,017.04	$1,013.26	$1,018.30	$1,018.80
Expenses Paid During Period	$8.24	$12.03	$6.97	$6.46

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.62% for Class A, 2.37% for Class C, 1.37% for Class P and 1.27% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	19

Unaudited

AllianzGI Health Sciences Fund

For the period of July1, 2017 through December, 2017, as provided by John Schroer, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month reporting period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Health Sciences Fund (the “Fund”) returned 0.48%, underperforming the MSCI World Health Care Index (the “benchmark”), which returned 3.31%.

Market overview

For the six month period, global health care stocks underperformed the broader averages. The benchmark rose 1.0% versus the S&P 500 and the MSCI World indices’ larger gains. Overall, technology, materials and energy were some of the better performing sectors as investors focused on the more cyclical sectors of the global economy. Health care and utilities were among the worst performing sectors.

US stock markets surged to new all-time highs in December as the congressional passage of tax reform, signs of economic acceleration and pro-business deregulation buoyed markets. Worldwide, global equity markets continue to be supported by relatively accommodative monetary policies and low global interest rates. On monetary policy, the US Federal Reserve (the “Fed”) lifted interest rates an additional quarter point in mid-December. The Fed has indicated that it will raise short term interest rates an additional three times in 2018, and that it will do so very deliberately so as not to disrupt global capital markets. Other developed world central banks, such as the Bank of England, Bank of Japan and the European Central Bank are moving slowly to normalize monetary policy as well.

Portfolio review

Overall, the Fund’s underperformance was primarily driven by adverse stock selection in biotechnology.

An overweight in a large-cap managed-care company, UnitedHealth Group, was the biggest contributor for the six month period. The stock benefitted from solid quarterly earnings reports throughout the year and a strong year in general for stock returns for the large-cap managed-care industry. Another larger contributor to performance was a small-cap biotechnology holding, Exelixis Inc., which was helped by some positive pipeline reports for its advanced tumor treatments. The Fund also benefitted from zero-weights in a variety of drug-related companies, including the generics company, Teva Pharmaceutical, which was victimized by pricing pressure, subsequent earnings deterioration and worries about an overly leveraged balance sheet.

The largest individual detractors to performance were several biotechnology positions and pharmaceutical positions in specialty pharmaceuticals. These biopharmaceutical names encountered quarterly earnings release misses or diminished revenue outlooks, and/or various pipeline disappointments.

Outlook

2017 was a solid year for absolute returns in the global health care sector. Through mid-January of 2018, global stock markets and health care stocks continue to move higher. While we don’t see any immediate warning signs for a significant correction for the health care sector, the November 2018 congressional elections will soon be in focus. In our opinion, these elections could be a catalyst for an increase in general stock market risk and volatility. Additionally, we believe the present calm in the regulatory environment for drug price controls could be altered if the Democratic Party wins the majority control of either the House or Senate. Nonetheless, longer term we are bullish on the secular growth case for health care in general, as a variety of demographic factors support continued growth in global health care spending.

Our focus continues to be on companies and health care industries delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions. These factors are driving solid long-term earnings growth and, in our opinion, attractive overall valuations for global health care stocks.

20	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Health Sciences Fund Class A	0.48%	17.32%	15.16%	10.32%	11.60%
AllianzGI Health Sciences Fund Class A (adjusted)	–5.05%	10.87%	13.86%	9.70%	11.30%
AllianzGI Health Sciences Fund Class C	0.12%	16.46%	14.30%	9.49%	10.77%
AllianzGI Health Sciences Fund Class C (adjusted)	–0.88%	15.46%	14.30%	9.49%	10.77%
AllianzGI Health Sciences Fund Institutional Class	0.66%	17.75%	15.57%	10.70%	12.02%
MSCI World Health Care Index	3.31%	19.80%	13.88%	8.94%	8.59%
Lipper Health/Biotech Funds Average	5.81%	25.82%	18.23%	12.49%	12.47%

* Cumulative return

† The Fund began operations on 12/31/96. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class C shares and 1.11% for Institutional Class Shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 12/31/96. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2017)

Biotechnology	32.6%
Pharmaceuticals	28.9%
Health Care Providers & Services	16.8%
Health Care Equipment & Supplies	12.1%
Life Sciences Tools & Services	3.0%
Diversified Consumer Services	0.7%
Cash & Equivalents — Net	5.9%

Semiannual Report	| December 31, 2017	21

Unaudited

AllianzGI Health Sciences Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,004.80	$1,001.20	$1,006.60
Expenses Paid During Period	$7.43	$11.20	$5.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,017.80	$1,014.01	$1,019.56
Expenses Paid During Period	$7.48	$11.27	$5.70

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class C and 1.12% for Institutional Class ), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	23

Unaudited

AllianzGI Income & Growth Fund

For the period of July 1, 2017, through December 31, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Income & Growth Fund (the “Fund”) returned 6.54%. During the same period, the S&P 500 Index gained 11.42% and the overall U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, returned 1.24%. The convertible universe returned 5.39%, as measured by the ICE BofA Merrill Lynch All US Convertibles Index; and high yield bonds, as measured by the ICE BofA Merrill Lynch US High Yield Master II Index, rose 2.45%. Lastly, the Russell 1000 Growth Index increased 14.23%.

Market Overview

Several factors influenced the three key markets including economic trends, corporate fundamentals, the US Federal Reserve’s (the “Fed’s”) actions and commentary, tax reform and rising commodity prices.

Strong US economic trends supported the market over the period. Housing prices rose and existing home sales reached the highest level in a decade. Manufacturing and nonmanufacturing indexes signaled expanding activity and US GDP growth exceeded 3% for the second straight quarter. In addition, consumer spending benefited from benign inflation and steady job gains.

Credit trends showed sustained improvement as most high-yield bond and convertible bond issuers reported financial results and provided outlooks that met or exceeded expectations. In particular, net leverage and interest coverage for the high-yield market were better quarter over quarter and year over year. With respect to large-cap equities, the third quarter marked another period of year-over-year earnings growth.

The Fed increased its benchmark interest rate by 25 basis points in December for a third time this year, to a range of 1.25% to 1.50%. A measured approach by the Fed, extended accommodation by central banks overseas and the expectation of monetary policy continuity under designated new Federal Reserve Board Chair Jerome Powell were market-supportive developments.

All three markets also benefited from optimism tied to tax reform progress and the resulting expectation of greater corporate profitability. The final tax bill included several positive elements such as a reduction in the corporate tax rate and the immediate expensing of capital expenditures. On balance, the prospect of US companies capturing tax savings lifted investor sentiment.

A synchronized global recovery and continued improvement in industry dynamics helped commodity-related sectors, which were among the market’s best performers. Crude oil settled above $60 a barrel, a two-year high, amid ebbing oversupply fears capped by rising demand and an extension of the production-cut agreement. Copper and other base metals also gained.

Against this backdrop, the trend of subdued volatility continued to persist as had been documented throughout the calendar year. The Chicago Board Options Exchange Volatility Index hit long-term lows multiple times and troughed intra-day with a sub-9 reading near the Christmas holiday.

Portfolio Review

The Fund provided consistent income—the primary goal of the fund—and a positive total return over the trailing six-month period.

In the equity sleeve, industrials, health care and consumer discretionary were the greatest contributors to relative performance. Conversely, only the energy sector detracted.

In the convertible sleeve, sectors that contributed positively to relative performance were energy, consumer staples and financials. On the other hand, technology, health care and industrials pressured relative performance.

In the high yield sleeve, industries that aided relative performance were retail, cable & satellite television and food & drug retailers. In contrast, energy, telecommunications and support-services hampered relative performance.

The covered call strategy captured some gains, but many option profits were offset as the covered call option sleeve was actively managed.

Outlook

US equity markets continue to record new all-time highs, volatility is near all-time lows and we believe the global economic outlook continues to improve. Historically, these factors have been positive indicators for corporate earnings growth and supportive of investments in risk assets.

24	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Income & Growth Fund Class A	6.54%	13.45%	8.61%	6.70%	7.04%
AllianzGI Income & Growth Fund Class A (adjusted)	0.68%	7.21%	7.39%	6.10%	6.48%
AllianzGI Income & Growth Fund Class C	6.19%	12.63%	7.80%	5.91%	6.24%
AllianzGI Income & Growth Fund Class C (adjusted)	5.19%	11.63%	7.80%	5.91%	6.24%
AllianzGI Income & Growth Fund Class R	6.42%	13.17%	8.33%	6.44%	6.78%
AllianzGI Income & Growth Fund Class P	6.70%	13.79%	8.88%	6.98%	7.32%
AllianzGI Income & Growth Fund Institutional Class	6.70%	13.87%	8.98%	7.08%	7.42%
S&P 500 Index	11.42%	21.83%	15.79%	8.50%	8.39%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	4.01%	4.19%
Lipper Flexible Portfolio Funds Average	6.23%	12.73%	6.18%	4.43%	4.91%

* Cumulative return

† The Fund began operations on 2/28/07. Benchmark and Lipper comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.29% for Class A shares, 2.04% for Class C shares, 1.54% for Class R shares, 1.04% for Class P shares and 0.94% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 2/28/07. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2017)

Software	7.3%
Oil, Gas & Consumable Fuels	5.7%
Media	5.7%
Semiconductors	5.1%
Internet	4.3%
Biotechnology	4.0%
Pharmaceuticals	4.0%
Telecommunications	3.8%
Other	57.1%
Cash & Equivalents — Net (including Options Written)	3.0%

S&P Ratings* (as of December 31, 2017)

*	As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s consideration of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart as “NR” and “NA”, respectively.

Semiannual Report	| December 31, 2017	25

Unaudited

AllianzGI Income & Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,065.40	$1,061.90	$1,064.20	$1,067.00	$1,067.00
Expenses Paid During Period	$6.72	$10.60	$8.01	$5.42	$4.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,018.70	$1,014.92	$1,017.44	$1,019.96	$1,020.47
Expenses Paid During Period	$6.56	$10.36	$7.83	$5.30	$4.79

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	27

Unaudited

AllianzGI Mid-Cap Fund

For the period July 1, 2017 through December 31, 2017, as provided by Steven Klopukh, CFA, Lead Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Mid-Cap Fund (the “Fund”) returned 10.90%, underperforming the Russell Midcap Growth Index (the “benchmark”), which returned 12.45%.

Market Overview

US equities posted strong returns over the period, with major indices continuing to reach new highs. Large- and mid-caps outperformed small-caps, and growth beat their value counterparts across the market cap spectrum. Share prices were supported by better-than-expected earnings, renewed merger and acquisitions activity, and optimism over the prospects for tax reform. The Senate approved plans for $1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades.

Portfolio Review

Stock selection added notably to returns within consumer staples and industrials, although this was offset by stock selection in consumer discretionary and health care. Sector allocation overall was a modest detractor from returns.

The top contributor to relative returns was XPO Logistics, Inc., a global freight, transportation and logistics company, specializing in e-commerce. We initiated a position in June 2017. XPO enjoys a niche in delivering large items to the home, such as furniture or large consumer appliances, and then even unpacking and installing some items. Share gains were helped by news that Home Depot had expressed interest in acquiring the company. The fit would be complementary for Home Depot and keep XPO out of the hands of Amazon, which is expanding into the sale of larger items.

In contrast, consumer and commercial products company Newell Brands was the top detractor from relative returns. It is known for brands including Coleman, Sharpie pens, First Alert, and Mr. Coffee. Its e-commerce business was strong although there were significant declines in back-to-school related sales from its writing business segment. The company is absorbing commodity price increases while it works through excess inventories. The stock is trading at a discount to peers and versus its historical average. We saw an attractive risk/reward at these levels and added to the position on weakness.

As of December 31, 2017, the largest sector allocation was in information technology, followed by industrials and health care. The Fund held no stocks in energy, telecommunication services or utilities.

Outlook

US equity markets are coming off of a remarkably strong 2017. Since bottoming in early 2009, we have witnessed one of the longest equity market rallies. While concerns have focused on US equity valuations, they have been supported by low interest rates, double digit earnings growth, and the prospect, finally realized, of tax reform. We believe lower corporate tax rates should significantly help more domestically focused companies. Mid-cap stocks generally tend to pay higher effective tax rates and could be greater beneficiaries of lower tax rates and repatriation.

Uncertainties include just how fast interest rates across the yield curve will rise, and whether inflationary pressures ultimately become more visible. One key development that we would welcome is a return to more normal monetary policy. As central banks wind down their balance sheets, we believe share price performance is more likely to be driven by company fundamentals than by liquidity. This should, in our view, usher in more of a stock picker’s market, favoring active management.

As always, we continue to focus on stock selection, seeking to invest in high-quality, mid-cap companies with superior growth prospects that are attractively valued. Our portfolio emphasizes free cash flow yield and responsible capital allocation.

28	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Mid-Cap Fund Class A	10.90%	24.93%	15.12%	8.18%	12.95%
AllianzGI Mid-Cap Fund Class A (adjusted)	4.80%	18.06%	13.82%	7.57%	12.78%
AllianzGI Mid-Cap Fund Class C	10.24%	23.83%	14.24%	7.38%	12.17%
AllianzGI Mid-Cap Fund Class C (adjusted)	9.26%	22.83%	14.24%	7.38%	12.17%
AllianzGI Mid-Cap Fund Class R	10.75%	24.22%	14.83%	7.94%	12.76%
AllianzGI Mid-Cap Fund Class P	10.92%	25.27%	15.37%	8.47%	13.40%
AllianzGI Mid-Cap Fund Institutional Class	10.85%	25.11%	15.44%	8.55%	13.50%
AllianzGI Mid-Cap Fund Administrative Class	10.58%	24.83%	15.16%	8.27%	13.20%
Russell Midcap Growth Index	12.45%	25.27%	15.30%	9.10%	12.38%
Lipper Mid-Cap Growth Funds Average	10.46%	24.63%	13.79%	7.64%	10.07%
Lipper Multi-Cap Growth Funds Average	11.88%	28.04%	14.82%	8.13%	—

* Cumulative return

† The Fund began operations on 11/6/79. Benchmark and primary Lipper performance comparisons began on 10/31/79; secondary Lipper performance is available for trailing 10 years.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.89% for Class P shares, 0.79% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 11/6/79. Benchmark performance comparisons began on 10/31/79.

Industry/Sectors (as of December 31, 2017)

Software	8.7%
Electronic Equipment, Instruments & Components	7.7%
Health Care Equipment & Supplies	7.1%
Semiconductors & Semiconductor Equipment	6.1%
Chemicals	4.7%
Capital Markets	4.0%
Life Sciences Tools & Services	3.9%
Professional Services	3.8%
Other	53.3%
Cash & Equivalents — Net	0.7%

Semiannual Report	| December 31, 2017	29

Unaudited

AllianzGI Mid-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,109.00	$1,102.40	$1,107.50	$1,109.20	$1,108.50	$1,105.80
Expenses Paid During Period	$6.06	$10.02	$7.38	$4.73	$4.20	$5.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,019.46	$1,015.68	$1,018.20	$1,020.72	$1,021.22	$1,019.96
Expenses Paid During Period	$5.80	$9.60	$7.07	$4.53	$4.02	$5.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 1.39% for Class R, 0.89% for Class P, 0.79% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	31

Unaudited

AllianzGI NFJ Dividend Value Fund

For the period July 1, 2017 through December 31, 2017, as provided by the Dallas Investment team.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Dividend Value Fund (the “Fund”) returned 11.30%, outperforming the Russell 1000 Value Index (the “benchmark”), which returned 8.61%.

Market Overview

Over the reporting period, US equities delivered double-digit gains as large-cap indices touched a series of fresh peaks and smaller companies reached a record high in the closing days of the year. Share prices were buoyed by better-than-expected company earnings, renewed merger & acquisition activity, and optimism over the prospects for tax reform. In December, the Senate approved plans for USD 1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades. In general, growth stocks outperformed their value counterparts. The US Federal Reserve (the “Fed”) continued to gradually normalize monetary policy, announcing it would start to reduce the USD 4.5 trillion of Treasury bonds and mortgage-backed backed securities it amassed through its quantitative easing programs. In December, the Fed raised interest rates by 25 basis points to a range of 1.25%-1.50%, and maintained its forecasts for three further rises in 2018 followed by two in 2019.

Portfolio Review

The Fund delivered a double-digit gain of 11.30% (A-shares, net of fees) over the trailing six-month period, outperforming its benchmark, which returned 8.61%. Relative performance results were due to positive stock selection and sector allocation. Selection across the consumer staples, health care and utilities sectors was strong, and offset holdings in the materials and consumer discretionary sectors that failed to keep pace with benchmark shares. During the latter half of the year, interest rate sensitive areas of the market stumbled, and the Fund’s underweights in the bond-proxy sectors, such as real estate and consumer staples, contributed to performance. An overweight in information technology was also additive, as tech names continued to perform well over the second half of the year. The lone detractor from an allocation standpoint was the Fund’s overweight in Industrials—the second weakest sector in the benchmark with a paltry 2% return during the reporting period.

Outlook

The 2017 calendar year was a notable period for equities, with markets reaching all-time highs in ten out of twelve months during the year. Monetary policy was also noteworthy in 2017, with the Fed removing liquidity from the system and some global central banks beginning their tightening cycles (e.g. Bank of England, European Central Bank and People’s Bank of China). The addition of US tax reform, which passed at year end, to a tightening environment, in our view, may be conducive to increased volatility across equity markets. Though the Chicago Board Options Exchange Volatility Index ended the year at 11, its long term average is close to double that at 20.5. With interest rates beginning to move upward, investors may find themselves looking beyond equities to access sufficient portfolio returns. Increased volatility typically ushers in lower correlations and higher dispersions in risk assets, and we believe active managers will be important resources to help investors sift through market winners and losers.

We believe our dividend and value-oriented equity portfolios have the potential to provide additional protection when investing in equities. Our dividend focus, for example, positions our portfolios with an inherent advantage relative to the benchmark, as dividends provide a tangible return and more predictable current income. Historical studies also suggest that dividend-paying stocks have exhibited less volatility than non-dividend paying securities. We believe these characteristics have been an important contributing factor to our portfolios’ history of downside relative performance. As US equity markets continue their meteoric rise, our team continues to identify investment opportunities with compelling valuations and stable earnings growth. Though we cannot predict when today’s bull market will run its course, we can design portfolios that seek attractive valuations that we believe will participate on the upside and aim to protect on the downside for our investors.

32	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Dividend Value Fund Class A	11.30%	15.70%	11.56%	5.15%	8.21%
AllianzGI NFJ Dividend Value Fund Class A (adjusted)	5.18%	9.33%	10.30%	4.55%	7.86%
AllianzGI NFJ Dividend Value Fund Class C	10.91%	14.85%	10.72%	4.36%	7.40%
AllianzGI NFJ Dividend Value Fund Class C (adjusted)	10.03%	13.94%	10.72%	4.36%	7.40%
AllianzGI NFJ Dividend Value Fund Class R	11.19%	15.44%	11.28%	4.89%	7.94%
AllianzGI NFJ Dividend Value Fund Class P	11.49%	15.99%	11.85%	5.42%	8.54%
AllianzGI NFJ Dividend Value Fund Institutional Class	11.47%	16.08%	11.95%	5.52%	8.64%
AllianzGI NFJ Dividend Value Fund R6	11.54%	16.21%	12.00%	5.57%	8.70%
AllianzGI NFJ Dividend Value Fund Administrative Class	11.34%	15.81%	11.67%	5.26%	8.37%
Russell 1000 Value Index	8.61%	13.66%	14.04%	7.10%	7.18%
Lipper Equity Income Funds Average	9.20%	15.45%	12.31%	6.99%	6.81%

* Cumulative return

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.84% for Class C shares, 1.34% for Class R shares, 0.84% for Class P shares, 0.74% for Institutional Class shares, 0.69% for R6 shares and 0.99% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 0.94% for Class A shares, 1.69% for Class C shares, 1.19% for Class R shares, 0.69% for Class P shares, 0.59% for Institutional Class shares, 0.54% for Class R6 shares and 0.84% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2017)

Banks	15.8%
Oil, Gas & Consumable Fuels	10.1%
Insurance	6.0%
Diversified Telecommunication Services	4.1%
Aerospace & Defense	4.0%
Healthcare Providers & Services	4.0%
Pharmaceuticals	4.0%
Capital Markets	4.0%
Other	47.6%
Cash & Equivalents — Net	0.4%

Semiannual Report	| December 31, 2017	33

Unaudited

AllianzGI NFJ Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,113.00	$1,109.10	$1,111.90	$1,114.90	$1,114.70	$1,115.40	$1,113.40
Expenses Paid During Period	$5.06	$9.04	$6.39	$3.73	$3.20	$2.93	$4.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,020.42	$1,016.64	$1,019.16	$1,021.68	$1,022.18	$1,022.43	$1,020.92
Expenses Paid During Period	$4.84	$8.64	$6.11	$3.57	$3.06	$2.80	$4.33

For each class of the Fund, expenses (net of fee waivers) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 1.20% for Class R, 0.70% for Class P, 0.60% for Institutional Class, 0.55% for R6 Class and 0.85% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	35

Unaudited

AllianzGI NFJ International Value Fund

For the period July 1, 2017 through December 31, 2017, as provided by the Dallas Investment team.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Value Fund (the “Fund”) returned 9.61%, underperforming the MSCI All Country World ex-USA Index (the “benchmark”), which returned 11.48%.

Market Overview

Over the reporting period, emerging market equities rallied strongly, outpacing most developed markets, amid optimism over the health of the global economy and the prospects for global trade. Within the developed world, Japanese equities were among the strongest performers as a weak tone to the yen supported the market and shares were also boosted by Prime Minister Shinzo Abe’s decisive victory in October’s snap election. In the Asia/Pacific ex-Japan region, equities were boosted in part by signs of a pick-up in Asian trade, which helped markets overcome heightened political tensions relating to North Korea. Investors were cheered by news that the European Union judged that sufficient progress had been made for the Brexit negotiations to move onto the next phase, propelling United Kingdom equities upward. Within the Eurozone, returns were largely positive, but lagged many other regions as returns at the country level varied considerably, with Italy, Germany and France delivering some of the strongest returns, while Spain retreated slightly amid rising political risk.

Portfolio Review

The Fund returned 9.61% (A-shares, net of fees) over the trailing six-month period, but failed to keep pace with its benchmark, which returned 11.48%. Relative performance results were due to negative stock selection which outweighed the impact of positive sector and country allocations over the reporting period. Selection was strong in the telecommunication services, utilities and materials sectors, but positive results were overwhelmed by poor selection across the industrials, information technology (“IT”) and consumer discretionary sectors. The Fund’s underweight exposures in health care and consumer staples boosted performance results while an overweight in telecommunication services and underweight in IT dampened relative returns. By country, selection was positive in Israel, Canada and Norway, while stock picking across China, Japan and Brazil detracted. An underweight in Spain and overweight in China contributed to performance over the reporting period, while an underweight in Japan and overweight in Israel hampered gains.

Outlook

With the US Federal Reserve (the “Fed”) removing liquidity from the system, some global central banks are following suit and embarking on their own tightening cycles. During the quarter, the European Central Bank halved its monthly asset purchases, and the Bank of England raised rates, and the People’s Bank of China tightened policy slightly toward year end. While these shifts will likely remain gradual, we believe they may also signal the beginning of the end of financial repression, and with it a move away from lower volatility and increased correlations of stocks. In other words, we believe the current headwinds for stock-pickers, particularly those with a value-bent, may begin to abate.

How do slowing monetary stimulus and the potential for greater volatility impact investors? With increased volatility, investors typically witness lower correlations and higher dispersions in risk assets—giving active managers the opportunity to shine. We believe active managers that construct portfolios of higher quality, dividend paying equities that trade at attractive valuations can help position investors during times of shifting central bank policies and volatility. Though such a strategy may not keep pace during sharply rising market environments, we believe the Dallas team’s investment process will result in attractive longer term performance results for our clients.

36	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ International Value Fund Class A	9.61%	22.81%	0.65%	–0.36%	9.30%
AllianzGI NFJ International Value Fund Class A (adjusted)	3.58%	16.06%	–0.48%	–0.92%	8.89%
AllianzGI NFJ International Value Fund Class C	9.15%	21.85%	–0.11%	–1.11%	8.49%
AllianzGI NFJ International Value Fund Class C (adjusted)	8.15%	20.85%	–0.11%	–1.11%	8.49%
AllianzGI NFJ International Value Fund Class R	9.42%	22.45%	0.39%	–0.61%	9.05%
AllianzGI NFJ International Value Fund Class P	9.69%	23.03%	0.89%	–0.11%	9.59%
AllianzGI NFJ International Value Fund Institutional Class	9.76%	23.16%	0.99%	–0.01%	9.70%
AllianzGI NFJ International Value Fund R6	9.78%	23.21%	1.03%	0.04%	9.75%
AllianzGI NFJ International Value Fund Administrative Class	9.61%	22.88%	0.75%	–0.26%	9.42%
MSCI All Country World ex-USA Index	11.48%	27.19%	6.80%	1.84%	9.07%
Lipper International Multi-Cap Value Funds Average	8.92%	22.53%	6.76%	1.16%	7.93%

* Cumulative return

† The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 1/31/03.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.62% for Class R shares, 1.12% for Class P shares, 1.02% for Institutional Class shares, 0.97% for Class R6 shares, and 1.27% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares, 0.90% for Class R6 shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 1/31/03. Benchmark comparisons began on the fund inception date.

Country Allocation (as of December 31, 2017)

United Kingdom	13.3%
Japan	12.7%
France	11.2%
Canada	9.9%
China	8.7%
Germany	8.2%
Netherlands	4.9%
Taiwan	3.4%
Other	27.4%
Cash & Equivalents — Net	0.3%

Semiannual Report	| December 31, 2017	37

Unaudited

AllianzGI NFJ International Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,096.10	$1,091.50	$1,094.20	$1,096.90	$1,097.60	$1,097.80	$1,096.10
Expenses Paid During Period	$6.82	$10.75	$8.13	$5.50	$4.97	$4.60	$6.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,018.70	$1,014.92	$1,017.44	$1,019.96	$1,020.47	$1,020.82	$1,019.21
Expenses Paid During Period	$6.56	$10.36	$7.83	$5.30	$4.79	$4.43	$6.06

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.54% for Class R, 1.04% for Class P, 0.94% for Institutional Class, 0.87% for Class R6 and 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

38	December 31, 2017 |	Semiannual Report

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Semiannual Report	| December 31, 2017	39

Unaudited

AllianzGI NFJ Large-Cap Value Fund

For the period July 1, 2017 through December 31, 2017, as provided by the Dallas Investment team.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Large-Cap Value Fund (the “Fund”) returned 11.47%, outperforming the Russell Top 200 Value Index (the “benchmark”), which returned 9.01%.

Market Overview

Over the reporting period, US equities delivered double-digit gains as large-cap indices touched a series of fresh peaks and smaller companies reached a record high in the closing days of the year. Share prices were buoyed by better-than-expected company earnings, renewed merger & acquisition activity, and optimism over the prospects for tax reform. In December, the US Senate approved plans for USD 1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades. In general, growth stocks outperformed their value counterparts. The US Federal Reserve (the “Fed”) continued to gradually normalize monetary policy, announcing it would start to reduce the USD 4.5 trillion of Treasury bonds and mortgage-backed backed securities it amassed through its quantitative easing programs. In December, the Fed raised interest rates by 25 basis points to a range of 1.25%-1.50%, and maintained its forecasts for three further rises in 2018 followed by two in 2019.

Portfolio Review

The Fund delivered a double-digit gain of 11.47% (A-shares, net of fees) over the trailing six-month period outperforming its benchmark, which returned 9.01%. Relative performance results were due to positive stock selection; sector allocation was net neutral over the reporting period. Selection across the industrials, consumer staples and energy sectors was strong and offset holdings in the consumer discretionary and financials sectors that failed to keep pace with benchmark shares. During the latter half of the year, interest rate sensitive areas of the market stumbled, and the portfolio’s underweights in the more defensive, bond-proxy sectors, such as consumer staples and health care, contributed to performance. Overweight exposures in materials and information technology were also additive as commodity prices generally rose and tech names continued to perform well over the second half of the year. The Fund’s overweight in industrials—the weakest sector in the benchmark with a -5% return—detracted from performance during the reporting period. Financials also performed well in the second half of the year, and an underweight in the sector detracted from relative returns.

Outlook

The 2017 calendar year was a notable period for equities, with markets reaching all-time highs in ten out of twelve months during the year. Monetary policy was also noteworthy in 2017, with the Fed removing liquidity from the system and some global central banks beginning their tightening cycles (e.g. Bank of England, European Central Bank and People’s Bank of China). The addition of US tax reform, which passed at year end, to a tightening environment, in our view, may be conducive to increased volatility across equity markets. Though the Chicago Board Options Exchange Volatility Index ended the year at 11, its long term average is close to double that at 20.5. With interest rates beginning to move upward, investors may find themselves looking beyond equities to access sufficient portfolio returns. Increased volatility typically ushers in lower correlations and higher dispersions in risk assets, and we believe active managers will be important resources to help investors sift through market winners and losers.

We believe our dividend and value-oriented equity portfolios have the potential to provide additional protection when investing in equities. Our dividend focus, for example, positions our portfolios with an inherent advantage relative to the benchmark, as dividends provide a tangible return and more predictable current income. Historical studies also suggest that dividend-paying stocks have exhibited less volatility than non-dividend paying securities. As US equity markets continue their meteoric rise, our team continues to identify investment opportunities with compelling valuations and stable earnings growth. Though we cannot predict when today’s bull market will run its course, we can design portfolios that seek attractive valuations that we believe will participate on the upside and aim to protect on the downside for our investors.

40	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Large-Cap Value Fund Class A	11.47%	20.95%	13.84%	5.43%	7.90%
AllianzGI NFJ Large-Cap Value Fund Class A (adjusted)	5.34%	14.30%	12.56%	4.83%	7.55%
AllianzGI NFJ Large-Cap Value Fund Class C	11.05%	20.00%	12.98%	4.64%	7.10%
AllianzGI NFJ Large-Cap Value Fund Class C (adjusted)	10.05%	19.00%	12.98%	4.64%	7.10%
AllianzGI NFJ Large-Cap Value Fund Class R	11.31%	20.66%	13.54%	5.16%	7.66%
AllianzGI NFJ Large-Cap Value Fund Class P	11.63%	21.28%	14.12%	5.72%	8.23%
AllianzGI NFJ Large-Cap Value Fund Institutional Class	11.68%	21.36%	14.23%	5.81%	8.33%
AllianzGI NFJ Large-Cap Value Fund Administrative Class	11.53%	21.09%	13.95%	5.55%	8.06%
Russell Top 200 Value Index	9.01%	13.83%	13.78%	6.32%	5.76%
Lipper Large-Cap Value Funds Average	9.71%	15.92%	13.34%	6.56%	7.04%

† The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 4/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.12% for Class A shares, 1.87% for Class C shares, 1.37% for Class R shares, 0.87% for Class P shares, 0.77% for Institutional Class shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 5/8/00. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2017)

Banks	16.2%
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	6.7%
Insurance	5.0%
Capital Markets	4.1%
Electric Utilities	3.9%
Semiconductors & Semiconductor Equipment	3.8%
Healthcare Providers & Services	3.6%
Other	45.4%
Cash & Equivalents — Net	0.9%

Semiannual Report	| December 31, 2017	41

Unaudited

AllianzGI NFJ Large-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,114.70	$1,110.50	$1,113.10	$1,116.30	$1,116.80	$1,115.30
Expenses Paid During Period	$5.44	$9.42	$6.76	$4.11	$3.57	$4.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,020.06	$1,016.28	$1,018.80	$1,021.32	$1,021.83	$1,020.57
Expenses Paid During Period	$5.19	$9.00	$6.46	$3.92	$3.41	$4.69

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.02% for Class A, 1.77% for Class C, 1.27% for Class R, 0.77% for Class P, 0.67% for Institutional Class and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	43

Unaudited

AllianzGI NFJ Mid-Cap Value Fund

For the period July 1, 2017 through December 31, 2017, as provided by the Dallas Investment team.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Mid-Cap Value Fund (the “Fund”) returned 9.28%, outperforming the Russell Midcap Value Index (the “benchmark”), which returned 7.76%.

Market Overview

Over the reporting period, US equities delivered double-digit gains as large-cap indices touched a series of fresh peaks and smaller companies reached a record high in the closing days of the year. Share prices were buoyed by better-than-expected company earnings, renewed merger & acquisition activity, and optimism over the prospects for tax reform. In December, the US Senate approved plans for USD 1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades. In general, growth stocks outperformed their value counterparts. The US Federal Reserve (the “Fed”) continued to gradually normalize monetary policy, announcing it would start to reduce the USD 4.5 trillion of Treasury bonds and mortgage-backed backed securities it amassed through its quantitative easing programs. In December, the Fed raised interest rates by 25 basis points to a range of 1.25%-1.50%, and maintained its forecasts for three further rises in 2018 followed by two in 2019.

Portfolio Review

The Fund generated strong absolute and relative returns of 9.28% (A-shares, net of fees) over the trailing six-month period and outpaced its benchmark, which returned 7.76%. Relative performance results were due to positive sector allocation and stock selection. Selection across the industrials, consumer discretionary and financials sectors was strong and offset holdings in the energy, utilities and materials sectors that failed to keep pace with benchmark shares. During the latter half of the year, interest rate sensitive areas of the market stumbled, and the portfolio’s underweights in bond-proxy sectors, such as real estate, utilities and telecommunication services, contributed to performance. An overweight in Industrials was also additive, as the sector appreciated 12% within the benchmark over the second half of the year. The lone detractor from an allocation standpoint was the Fund’s underweight in energy—the second strongest sector in the benchmark with an impressive 14% return during the reporting period.

Outlook

The 2017 calendar year was a notable period for equities, with markets reaching all-time highs in ten out of twelve months during the year. Monetary policy was also noteworthy in 2017, with the Fed removing liquidity from the system and some global central banks beginning their tightening cycles (e.g. Bank of England, European Central Bank and People’s Bank of China). The addition of US tax reform, which passed at year end, to a tightening environment, in our view, may be conducive to increased volatility across equity markets. Though the Chicago Board Options Exchange Volatility Index ended the year at 11, its long term average is close to double that at 20.5. With interest rates beginning to move upward, investors may find themselves looking beyond equities to access sufficient portfolio returns. Increased volatility typically ushers in lower correlations and higher dispersions in risk assets, and we believe active managers will be important resources to help investors sift through market winners and losers.

We believe our dividend and value-oriented equity portfolios have the potential to provide additional protection when investing in equities. Our dividend focus, for example, positions our portfolios with an inherent advantage relative to the benchmark, as dividends provide a tangible return and more predictable current income. Historical studies also suggest that dividend-paying stocks have exhibited less volatility than non-dividend paying securities. As US equity markets continue their meteoric rise, our team continues to identify investment opportunities with compelling valuations and stable earnings growth. Though we cannot predict when today’s bull market will run its course, we can design portfolios that seek attractive valuations that we believe will participate on the upside and aim to protect on the downside for our investors.

44	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Mid-Cap Value Fund Class A	9.28%	26.61%	15.36%	8.43%	11.65%
AllianzGI NFJ Mid-Cap Value Fund Class A (adjusted)	3.27%	19.65%	14.07%	7.82%	11.44%
AllianzGI NFJ Mid-Cap Value Fund Class C	8.87%	25.65%	14.51%	7.62%	10.81%
AllianzGI NFJ Mid-Cap Value Fund Class C (adjusted)	7.89%	24.65%	14.51%	7.62%	10.81%
AllianzGI NFJ Mid-Cap Value Fund Class R	9.15%	26.30%	15.08%	8.15%	11.30%
AllianzGI NFJ Mid-Cap Value Fund Class P	9.44%	26.91%	15.67%	8.72%	11.94%
AllianzGI NFJ Mid-Cap Value Fund Institutional Class	9.48%	27.05%	15.78%	8.82%	12.05%
AllianzGI NFJ Mid-Cap Value Fund R6	9.48%	27.07%	15.82%	8.87%	12.11%
AllianzGI NFJ Mid-Cap Value Fund Administrative Class	9.35%	26.74%	15.49%	8.55%	11.80%
Russell Midcap Value Index	7.76%	13.34%	14.68%	9.10%	12.06%
Lipper Multi-Cap Value Funds Average	9.63%	15.25%	13.30%	6.84%	7.37%

* Cumulative return

† The Fund began operations on 4/18/88. Benchmark and Lipper performance comparisons began on 4/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.46% for Class R shares, 0.96% for Class P shares, 0.86% for Institutional Class shares, 0.81% for Class R6 shares and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually agree through at least September 30, 2019. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.24% for Class R shares, 0.74% for Class P shares, 0.64% for Institutional Class shares, 0.59% for Class R6 shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 4/18/88. Benchmark performance comparisons began on 4/30/88.

Industry/Sectors (as of December 31, 2017)

Equity Real Estate Investment Trusts (REITs)	7.8%
Insurance	7.7%
Banks	7.3%
Oil, Gas & Consumable Fuels	6.3%
Capital Markets	6.2%
Aerospace & Defense	4.2%
Healthcare Providers & Services	4.2%
IT Services	3.9%
Other	48.2%
Cash & Equivalents — Net	4.2%

Semiannual Report	| December 31, 2017	45

Unaudited

AllianzGI NFJ Mid-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,092.80	$1,088.70	$1,091.50	$1,094.40	$1,094.80	$995.40	$1,093.50
Expenses Paid During Period	$5.75	$9.69	$7.06	$4.38	$3.80	$0.21	$5.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,019.71	$1,015.93	$1,018.45	$1,021.02	$1,021.58	$1,022.28	$1,020.32
Expenses Paid During Period	$5.55	$9.35	$6.82	$4.23	$3.67	$2.96	$4.94

* Class R6 commenced operations on December 18, 2017. The Actual expense example for Class R6 is based on the period since inception; the Actual expense example for Class A, Class C, Class R, Class P, Institutional Class, Administrative Class and the Hypothetical expense example are based on the period beginning July 1, 2017. If the Hypothetical expense example for Class R6 had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,001.57 and $0.21, respectively.

For each class of the Fund, expenses ( net of fee waiver) are equal to the annualized expense ratio for the class (1.09% for Class A, 1.84% for Class C, 1.34% for Class R, 0.83% for Class P, 0.72% for Institutional Class, 0.58% for Class R6 and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 184 (13 for Class R6)/365 for the Actual expense example and 184/365 for the Hypothetical expense example.

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Semiannual Report	| December 31, 2017	47

Unaudited

AllianzGI NFJ Small-Cap Value Fund

For the period July 1, 2017 through December 31, 2017, as provided by the Dallas Investment team.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Small-Cap Value Fund (the “Fund”) returned 6.84%, underperforming the Russell 2000 Value Index (the “benchmark”), which returned 7.26%.

Market Overview

Over the reporting period, US equities delivered double-digit gains as large-cap indices touched a series of fresh peaks and smaller companies reached a record high in the closing days of the year. Share prices were buoyed by better-than-expected company earnings, renewed merger & acquisition activity, and optimism over the prospects for tax reform. In December, the US Senate approved plans for USD 1.5 trillion of tax cuts, the most sweeping overhaul of the US tax system in more than three decades. In general, growth stocks outperformed their value counterparts. The US Federal Reserve (the “Fed”) continued to gradually normalize monetary policy, announcing it would start to reduce the USD 4.5 trillion of Treasury bonds and mortgage-backed backed securities it amassed through its quantitative easing programs. In December, the Fed raised interest rates by 25 basis points to a range of 1.25%-1.50%, and maintained its forecasts for three further rises in 2018 followed by two in 2019.

Portfolio Review

The Fund returned 6.84% (A-shares, net of fees) over the trailing six-month period, but failed to keep pace with its benchmark, which rose 7.26%. Relative performance results were due to negative stock selection which outweighed the impact of positive sector allocations. Selection was strong in the information technology (“IT”), financials and consumer discretionary sectors, but positive results were overwhelmed by poor selection across the energy, consumer staples and industrials sectors. Overweight exposures in industrials and materials were additive, as the sectors appreciated 13% and 12%, respectively, within the benchmark. During the latter half of the year, interest rate sensitive areas of the market stumbled, and the Fund’s underweights in bond-proxy sectors, such as real estate and telecommunication services, contributed to performance. Conversely, an underweight in health care and overweight in IT dampened relative returns during the reporting period.

Outlook

The 2017 calendar year was a notable period for equities, with markets reaching all-time highs in ten of 12-months during the year. Monetary policy was also noteworthy in 2017, with the US Federal Reserve removing liquidity from the system and some global central banks beginning their tightening cycles (e.g. Bank of England, European Central Bank and People’s Bank of China). The addition of US tax reform, which passed at year end, to a tightening environment, in our view, may be conducive to increased volatility across equity markets. Though the Chicago Board Options Exchange Volatility Index ended the year at 11, its long term average is close to double that at 20.5. With interest rates beginning to move upward, investors may find themselves looking beyond equities to access sufficient portfolio returns. Increased volatility typically ushers in lower correlations and higher dispersions in risk assets, and we believe active managers will be important resources to help investors sift through market winners and losers.

We believe our dividend and value-oriented equity portfolios have the potential to provide additional protection when investing in equities. Our dividend focus, for example, positions our portfolios with an inherent advantage relative to the benchmark, as dividends provide a tangible return and more predictable current income. Historical studies also suggest that dividend-paying stocks have exhibited less volatility than non-dividend paying securities. As US equity markets continue their meteoric rise, our team continues to identify investment opportunities with compelling valuations and stable earnings growth. Though we cannot predict when today’s bull market will run its course, we can design portfolios that seek attractive valuations that we believe will participate on the upside and aim to protect on the downside for our investors.

48	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI NFJ Small-Cap Value Fund Class A	6.84%	9.68%	10.56%	7.80%	11.42%
AllianzGI NFJ Small-Cap Value Fund Class A (adjusted)	0.96%	3.65%	9.32%	7.19%	11.18%
AllianzGI NFJ Small-Cap Value Fund Class C	6.42%	8.83%	9.73%	6.99%	10.59%
AllianzGI NFJ Small-Cap Value Fund Class C (adjusted)	5.55%	7.94%	9.73%	6.99%	10.59%
AllianzGI NFJ Small-Cap Value Fund Class R	6.67%	9.36%	10.28%	7.53%	11.10%
AllianzGI NFJ Small-Cap Value Fund Class P	6.96%	9.93%	10.84%	8.07%	11.74%
AllianzGI NFJ Small-Cap Value Fund Institutional Class	7.03%	10.02%	10.99%	8.22%	11.87%
AllianzGI NFJ Small-Cap Value Fund R6	7.05%	10.09%	11.04%	8.28%	11.93%
AllianzGI NFJ Small-Cap Value Fund Administrative Class	6.89%	9.78%	10.72%	7.96%	11.55%
Russell 2000 Value Index	7.26%	7.84%	13.01%	8.17%	11.42%
Lipper Small-Cap Value Funds Average	8.49%	8.97%	11.99%	7.98%	9.06%

* Cumulative return

† The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date. Lipper comparisons began on 9/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.49% for Class R shares, 0.99% for Class P shares, 0.89% for Institutional Class shares, 0.84% for Class R6 shares and 1.14% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.94% for Class P shares, 0.84% for Institutional Class shares, 0.79% for Class R6 shares and 1.09% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 10/1/91. Benchmark comparisons began on the fund inception date.

Industry/Sectors (as of December 31, 2017)

Banks	16.4%
Oil, Gas & Consumable Fuels	6.5%
Equity Real Estate Investment Trusts (REITs)	5.9%
Machinery	5.6%
IT Services	5.5%
Chemicals	5.2%
Insurance	4.9%
Electronic Equipment, Instruments & Components	4.5%
Other	43.9%
Cash & Equivalents — Net	1.6%

Semiannual Report	| December 31, 2017	49

Unaudited

AllianzGI NFJ Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,068.40	$1,064.20	$1,066.70	$1,069.60	$1,070.30	$1,070.50	$1,068.90
Expenses Paid During Period	$6.26	$10.15	$7.55	$4.96	$4.44	$4.18	$5.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,019.16	$1,015.38	$1,017.90	$1,020.42	$1,020.92	$1,021.17	$1,019.66
Expenses Paid During Period	$6.11	$9.91	$7.37	$4.84	$4.33	$4.08	$5.60

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.45% for Class R, 0.95% for Class P, 0.85% for Institutional Class , 0.80% for Class R6 and 1.10% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	51

Unaudited

AllianzGI Small-Cap Blend Fund

For the period of July 1, 2017 through December 31, 2017, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Small-Cap Blend Fund (the “Fund”) returned 11.75%, outperforming the Russell 2000 Index (the “benchmark”), which returned 9.20%.

Market Overview

During the reporting period, the broader US equity stock market hit new all-time highs, notching the ninth calendar year of positive performance since the bull market started in 2009. Investor sentiment was bolstered by favorable corporate earnings results, renewed merger and acquisition activity, and a strong third quarter GDP growth of 3.2%. With Republicans delivering their promised major tax overhaul, investors had an additional reason to support the rally into year end.

Against this backdrop, the benchmark underperformed the Russell 1000 Index’s return of 11.36%, which was bolstered by the strength of mega-cap technology companies. Within the small-cap universe, pro cyclical sectors were the best performers, led by industrials, energy and consumer discretionary. Meanwhile, telecommunication services and real estate were the weakest performing sectors.

Portfolio Review

The Fund outperformed the benchmark over the six-month period, with stock selection driving the majority of the excess returns while sector allocation had a marginally positive effect. Stock picking was strongest within the information technology sector, followed by telecommunication services and consumer discretionary. On the other hand, stock selection was negative in the real estate, industrials and materials sectors. Benefits from underweighting the real estate sector were partially offset by an underweight to industrials.

A top contributor, MyoKardia Inc., a biopharmaceutical company that specializes in developing precision cardiovascular medicine, rallied after the company released strong top-line data for a phase II therapy that treats a rare form of heart disease. The largest absolute detractor was medical supply and logistics provider Owens & Minor Inc., which traded lower as a competitor was speculated to be entering the industry.

At the end of the period, the Fund was positioned with overweight allocations to the health care, consumer discretionary and consumer staples sectors. Financials was the largest underweight position in the Fund, followed by the real estate and industrials sectors.

Outlook

For 2018, we expect the trend of moderate economic expansion to continue. Although the yield curve has flattened over the past year, the slope remains positive and seems to confirm the notion of further growth. Other economic indicators are also pointing to a similar direction as the housing sector remains healthy; consumer confidence and retail sales exhibit strength; and key manufacturing and service surveys are in expansion territory.

The Federal Reserve (the “Fed”) is expected to continue its gradual approach to normalization, with incoming Fed Chairman Jerome Powell favoring policy continuity. Overall, we welcome the return to a more normalized interest rate environment, which encourages price discovery based on company fundamentals and should be a tailwind for active management.

On the policy front, the passage of the Tax Cuts and Jobs Act represents the largest change to the tax code in 30 years. The legislation should produce tax relief of over USD1.5 trillion, providing an incremental boost to the U.S. economy. We believe the new tax regime should favor small-cap companies, which have a greater domestic focus and can benefit from the drop in corporate tax rates.

The Fund continues to combine four unique small-cap strategies in one investment, including a small-cap core, small-cap growth, micro-cap and a managed volatility sleeve. We remain confident that Fund will provide diversification benefits and may help reduce overall portfolio volatility through the combination of four separately managed small-cap portfolios.

52	December 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Small-Cap Blend Fund Class A	11.75%	20.80%	12.27%
AllianzGI Small-Cap Blend Fund Class A (adjusted)	5.60%	14.15%	10.87%
AllianzGI Small-Cap Blend Fund Class C	11.36%	19.83%	11.45%
AllianzGI Small-Cap Blend Fund Class C (adjusted)	10.38%	18.83%	11.45%
AllianzGI Small-Cap Blend Fund Class P	11.87%	21.03%	12.56%
AllianzGI Small-Cap Blend Fund Institutional Class	11.96%	21.22%	12.67%
Russell 2000 Index	9.20%	14.65%	11.77%
Lipper Small-Cap Core Funds Average	8.78%	12.55%	11.02%

* Cumulative return

† The Fund began operations on 7/1/13. Benchmark performance comparison began on 7/1/13. Lipper performance comparisons began on 6/30/13.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 7/1/13. Benchmark performance comparisons began on 7/1/13.

Industry/Sectors (as of December 31, 2017)

Hotels, Restaurants & Leisure	6.2%
Health Care Equipment & Supplies	6.1%
Biotechnology	4.8%
Banks	4.4%
Software	4.3%
Equity Real Estate Investment Trusts (REITs)	4.0%
Oil, Gas & Consumable Fuels	4.0%
Pharmaceuticals	3.4%
Other	60.3%
Cash & Equivalents — Net	2.5%

Semiannual Report	| December 31, 2017	53

Unaudited

AllianzGI Small-Cap Blend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,117.50	$1,113.60	$1,118.70	$1,119.60
Expenses Paid During Period	$7.05	$11.03	$5.71	$5.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,018.55	$1,014.77	$1,019.81	$1,020.32
Expenses Paid During Period	$6.72	$10.51	$5.45	$4.94

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 2.07% for Class C, 1.07% for Class P, and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365.

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Semiannual Report	| December 31, 2017	55

Unaudited

AllianzGI Technology Fund

For the period of July 1, 2017 to December 31, 2017, as provided by Huachen Chen, CFA and Walter Price, CFA, Senior Portfolio Managers.

Fund Insights

For the six-month period ended December 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Technology Fund (the “Fund”) returned 18.79%, outperforming the benchmark, the S&P North American Technology Sector Index (the “benchmark”) which returned 17.26%.

Market Overview

The technology sector delivered strong performance during the period as the NASDAQ returned 13% for the period. The sector’s performance was fueled by multiple factors, including robust earnings growth across most of the sector and improving global growth. For most of 2017, technology investors gravitated toward secular growth opportunities in areas such as software and Internet shares. In addition, semiconductors were a stand out driven by favorable supply/demand dynamics. The final quarter of 2017 appeared to continue this trend until the last week of November when the market reversed sharply in favor of year-to-date laggards. However, this rotation abated somewhat in the latter part of December and the sector closed the year with robust gains.

Portfolio Review

The primary drivers of the Fund’s relative performance included overweight positions in some high-growth software companies such as Square and ServiceNow, as well as overweight positions in Arista Networks and Marvell Technologies. These stocks performed well during the period due to higher demand for their innovative product offerings, which led to consistently strong earnings growth. Within semiconductors, our holdings in Micron Technology and Lam Research were among the strongest performers. Additionally, an underweight in Oracle and not owning IBM helped relative performance.

The portfolio’s underweight to some mega-cap technology companies such as Amazon and Microsoft detracted from relative performance. While the underweight positions hurt relative performance, these stocks remain a sizeable portion of the portfolio and our positions helped the Fund’s absolute returns. Other top detractors included overweight positions in some data security companies such as Proofpoint and Palo Alto Networks, as well as not owning Intel.

The core of our investment process is the identification of major themes impacting the technology sector and investing in the primary beneficiaries/drivers of these trends. We maintain our conviction in the core secular growth names in our portfolio, but we are also attentive to present market conditions and valuations.

Outlook

While some investors assume technology companies may see a small benefit from US tax reform, we believe this can significantly help the sector. In our view, new tax rules would allow companies to repatriate cash balances held offshore at lower tax rates. We believe, cash repatriation can lead to larger cash returns to shareholders of large technology companies, and could spark mergers and acquisitions activity in the technology sector, benefiting smaller technology companies. Additionally, we believe companies across the economy will likely spend at least some of the tax savings to invest in their businesses. We expect more spending to flow to technology companies that offer innovative products and services designed to help businesses increase productivity and improve efficiency.

We continue to believe the technology sector can provide some of the best absolute and relative return opportunities in the equity markets—especially for bottom-up stock pickers. The growth in technology is coming from the creation of new markets, rather than simply GDP growth. Investors need to find companies generating organic growth by creating new markets or effecting significant change on old markets. Sectors such as automobiles, advertising, security, retail, and manufacturing are all being shaped and transformed by advances in technology.

We are seeing an ongoing wave of innovation in the sector that we believe has the potential to produce attractive returns for companies with best-in-class solutions.

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Unaudited

AllianzGI Technology Fund (cont’d)

Average Annual Total Return for the period ended December 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Technology Fund Class A	18.79%	46.70%	21.07%	10.62%	13.85%
AllianzGI Technology Fund Class A (adjusted)	12.26%	38.63%	19.71%	10.00%	13.56%
AllianzGI Technology Fund Class C	18.35%	45.62%	20.17%	9.80%	13.00%
AllianzGI Technology Fund Class C (adjusted)	17.38%	44.62%	20.17%	9.80%	13.00%
AllianzGI Technology Fund Class P	18.95%	47.08%	21.37%	10.91%	14.23%
AllianzGI Technology Fund Institutional Class	19.00%	47.22%	21.50%	11.02%	14.34%
AllianzGI Technology Fund Administrative Class	18.85%	46.83%	21.19%	10.74%	14.06%
S&P North American Technology Sector Index	17.26%	37.78%	21.68%	12.25%	10.70%
NASDAQ Composite Index	12.43%	28.24%	17.98%	10.04%	8.93%
Lipper Global Science/Technology Funds Average	17.71%	43.97%	21.27%	11.54%	11.21%

* Cumulative return

† The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 60-62 for more information. The Fund’s gross expense ratios are 1.60% for Class A shares, 2.35% for Class C shares, 1.35% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. These ratios do not include an expense reduction, contractually agreed through at least October 31, 2018. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class P shares, 1.10% for Institutional Class shares and 1.35% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated August 30, 2017, as supplemented to date.

Cumulative Returns Through December 31, 2017

The Fund began operations on 12/27/95. Benchmark and Lipper performance comparisons began on 12/31/95.

Industry/Sectors (as of December 31, 2017)

Software	30.6%
Semiconductors & Semiconductor Equipment	16.4%
Internet Software & Services	15.1%
IT Services	10.5%
Internet & Catalog Retail	7.8%
Technology Hardware, Storage & Peripherals	6.9%
Communications Equipment	6.2%
Other	1.9%
Securities Sold Short	–2.4%
Cash & Equivalents — Net (including Options Purchased & Options Written )	7.0%

*	Table below details the industry allocation for securities sold short.

Industry Allocation - Securities Sold Short

Technology Hardware, Storage & Peripherals	–1.6%
Semiconductors & Semiconductor Equipment	–0.8%

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Unaudited

AllianzGI Technology Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,187.90	$1,183.50	$1,189.50	$1,190.00	$1,188.50
Expenses Paid During Period	$7.83	$11.94	$6.46	$5.91	$7.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Administrative Class
Beginning Account Value (7/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/17)	$1,018.05	$1,014.27	$1,019.31	$1,019.81	$1,018.55
Expenses Paid During Period	$7.22	$11.02	$5.96	$5.45	$6.72

For each class of the Fund, expenses (net of fee waiver) are equal to the annualized expense ratio for the class (1.42% for Class A, 2.17% for Class C, 1.17% for Class P, 1.07% for Institutional Class and 1.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365.

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Important Information

Share Class (A/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following Funds is the Institutional share class, and the Class A and/or C shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Dividend Value (10/01), AllianzGI NFJ Large-Cap Value (7/02), AllianzGI NFJ Small-Cap Value (1/97), AllianzGI Mid-Cap (2/02), AllianzGI Emerging Markets Opportunities (8/06), AllianzGI Global Natural Resources (3/06), AllianzGI Global Small-Cap (2/02) and AllianzGI Technology (2/02). The oldest share class for the following Funds is C, and the A shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (2/91) and AllianzGI Focused Growth (10/90). The oldest share class for AllianzGI Health Sciences was the D share class, and the A and C shares were first offered in 2/02. For AllianzGI NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. For AllianzGI Small-Cap Blend, A and C shares were each first offered in 7/13. For the AllianzGI Income & Growth Fund, Class A and Class C shares were first offered simultaneously with Institutional shares in 2/07.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): AllianzGI NFJ Dividend Value/Institutional and Administrative, AllianzGI NFJ Mid-Cap Value/C, AllianzGI NFJ Small-Cap Value/Institutional, AllianzGI Focused Growth/C and AllianzGI Mid-Cap/Institutional. Class R shares for these Funds were first offered in 12/02. The oldest share class for AllianzGI NFJ Large-Cap Value is the Institutional share class and it first offered Class R shares in 11/09. The oldest share class for AllianzGI NFJ International Value is the Institutional share class and the Fund first offered Class R shares in 11/09. The oldest share classes for AllianzGI Income & Growth are the Institutional, Class A and Class C share classes and the Fund first offered Class R shares in 2/11.

Share Class (P)

Class P shares were launched in July 2008, except for Class P shares of AllianzGI NFJ Mid-Cap Value Fund, which were launched February 28, 2011, Class P shares of AllianzGI Mid-Cap Fund, which were launched April 2, 2012, and Class P shares of AllianzGI Small-Cap Blend, which were launched July 1, 2013.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ Mid-Cap Value (4/88) and AllianzGI Focused Growth (3/99). The oldest share class for the AllianzGI Health Sciences Fund was the D share class, and the Institutional share class was first offered in 12/14. The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI NFJ International Value (5/10), AllianzGI NFJ Large-Cap Value (9/06), AllianzGI NFJ Small-Cap Value (11/95), AllianzGI Technology (3/05) and AllianzGI Mid-Cap (2/02).

Share Class (R6)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for the following funds is the Institutional class and Class R6 shares were first offered in the month/year indicated in parentheses after each Fund name: AllianzGI Emerging Markets Opportunities (12/15), AllianzGI NFJ Dividend Value (12/13), AllianzGI NFJ International Value (12/13), AllianzGI NFJ Small-Cap Value (12/13) and AllianzGI NFJ Mid-Cap Value (12/17). For AllianzGI Focused Growth, Class C is the oldest share class and Class R6 shares were first offered in 12/15.

Returns shown in the “Fund Summaries” section of this report measure performance from the inception of the oldest share class to the present; therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the fees and expenses paid by the newer class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Average Annual Total Return charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark index cumulative return began on the last day of the month of the respective Fund’s inception date, unless otherwise noted.

Proxy Voting

The Funds’ Investment Adviser has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the

60	December 31, 2017 |	Semiannual Report

Investment Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes), on the Allianz Global Investors website at us.allianzgi.com, and on the Securities and Exchange Commission (the “SEC”) Website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

The Shareholder Expense Example is based on $1,000.00 invested at the beginning of and held for the entire period. Shareholders of the Funds incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory and administration fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on $1,000.00 invested at the beginning and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administration fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administration fees resulting from the size of the fund.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, the Investment Adviser develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All of the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return and Cumulative Returns charts, Shareholder Expense Examples and Allocation/Credit Ratings Summaries are unaudited.

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Important Information (cont’d)

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

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Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and US dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US Dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities) and debt explicitly guaranteed by the US government.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield and Emerging Markets (EM) Hard Currency High Yield Indices.

ICE BofA Merrill Lynch All Convertibles Index	The ICE BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch US High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Chicago Board Options Exchange (CBOE) Volatility Index (VIX)	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Commodity Equity Benchmark	The Custom Commodity Equity Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of four underlying indices in the following proportions: 25% DAX Global Agribusiness Index, 30% MSCI World Energy Index, 25% MSCI World Materials Index and 20% MSCI ACWI Industrials (equal-weighted) Index. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

MSCI All Country World ex-USA Index (Also known as MSCI ACWI ex-USA Index)	The MSCI All Country World Index (ACWI) ex-USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Energy Index	The MSCI World Energy Index is designed to capture the large and mid-cap segments across Developed Markets countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard.

MSCI World Health Care Index	The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Materials Index	The MSCI World Materials Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard.

MSCI World Small-Cap Index	The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

NASDAQ Composite Index	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market.

Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest US companies based on total market capitalization.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index	The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index is an unmanaged index that measures the performance of the especially large-cap segment of the US equity universe. It includes those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index	The S&P 500 Index is an unmanaged index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology and internet-related stocks.

64	December 31, 2017 |	Semiannual Report

Schedule of Investments

December 31, 2017 (unaudited)

AllianzGI Emerging Markets Opportunities Fund

	Shares	Value
Common Stock—98.2%
Brazil—3.3%
Estacio Participacoes S.A.	231,900	$2,294,461
Fibria Celulose S.A.	218,900	3,161,751
Porto Seguro S.A.	155,676	1,704,979
Suzano Papel e Celulose S.A.	214,100	1,206,333
Via Varejo S.A. UNIT	198,600	1,466,388

		9,833,912

China—33.8%
Agricultural Bank of China Ltd., Class H	5,422,000	2,519,818
Air China Ltd., Class H	1,366,000	1,654,254
Alibaba Group Holding Ltd. ADR (d)	25,800	4,448,694
China Merchants Bank Co., Ltd., Class H	1,346,500	5,330,878
China Petroleum & Chemical Corp., Class H	5,170,000	3,786,679
China Shenhua Energy Co., Ltd., Class H	2,238,000	5,781,743
China Vanke Co., Ltd., Class H	1,228,300	4,888,000
CNOOC Ltd.	5,437,000	7,805,444
Guangzhou Automobile Group Co., Ltd., Class H	3,684,000	8,701,715
Hengan International Group Co., Ltd.	574,500	6,360,852
Industrial & Commercial Bank of China Ltd., Class H	18,088,000	14,499,958
Ping An Insurance Group Co. of China Ltd., Class H	405,000	4,200,688
Sinopec Shanghai Petrochemical Co., Ltd., Class H	4,464,000	2,537,683
Tencent Holdings Ltd.	479,000	24,792,040
Weichai Power Co., Ltd., Class H	3,020,000	3,299,233

		100,607,679

Hong Kong—6.2%
CK Asset Holdings Ltd.	532,500	4,641,889
Hang Seng Bank Ltd.	236,400	5,864,827
Link REIT	285,000	2,636,766
Melco Resorts & Entertainment Ltd. ADR	181,800	5,279,472

		18,422,954

India—7.0%
CESC Ltd.	197,327	3,238,380
HCL Technologies Ltd.	120,690	1,694,132
HDFC Bank Ltd. ADR	30,000	3,050,100
Hero MotoCorp Ltd.	17,294	1,030,263
Hindustan Unilever Ltd.	111,928	2,388,844
Indraprastha Gas Ltd. (d)	165,245	868,845
Oil & Natural Gas Corp., Ltd.	712,422	2,170,066
Tata Consultancy Services Ltd.	63,458	2,681,932
Tata Steel Ltd.	318,816	3,643,983

		20,766,545

	Shares	Value
Indonesia—3.0%
Bank Central Asia Tbk PT	1,551,600	$2,503,421
Bank Rakyat Indonesia Persero Tbk PT	24,199,400	6,492,413

		8,995,834

Korea (Republic of)—13.1%
Hotel Shilla Co., Ltd.	35,567	2,820,642
KB Financial Group, Inc.	68,743	4,068,424
LG Electronics, Inc.	27,165	2,685,916
LG Innotek Co., Ltd.	11,763	1,577,560
Lotte Chemical Corp.	7,214	2,477,077
POSCO	14,342	4,461,095
Samsung Electronics Co., Ltd.	4,937	11,729,869
Shinhan Financial Group Co., Ltd.	47,357	2,185,866
SK Hynix, Inc.	63,846	4,534,743
SK Telecom Co., Ltd.	9,673	2,412,490

		38,953,682

Malaysia—0.5%
Malayan Banking Bhd.	670,800	1,623,388

Peru—3.2%
Credicorp Ltd.	45,900	9,521,037

Poland—0.9%
Powszechny Zaklad Ubezpieczen S.A.	220,047	2,661,614

Russian Federation—4.8%
LUKOIL PJSC ADR	152,241	8,776,694
Mobile TeleSystems PJSC ADR	142,000	1,446,980
Sberbank of Russia PJSC (b)(c)	1,012,065	3,957,174

		14,180,848

South Africa—3.8%
Astral Foods Ltd.	59,322	1,284,491
AVI Ltd.	89,864	803,020
Exxaro Resources Ltd.	97,599	1,281,862
Mr Price Group Ltd.	398,185	7,852,833

		11,222,206

Taiwan—6.8%
Cathay Financial Holding Co., Ltd.	2,825,000	5,061,112
Epistar Corp. (d)	924,000	1,392,466
Innolux Corp.	3,179,000	1,319,631
Powertech Technology, Inc.	769,000	2,264,743
St Shine Optical Co., Ltd.	27,000	881,052
Taiwan Semiconductor Manufacturing Co., Ltd.	1,215,000	9,303,342

		20,222,346

Thailand—2.4%
PTT Global Chemical PCL (b)(c)	1,792,700	4,672,416
PTT PCL (b)(c)	190,600	2,568,570

		7,240,986

Turkey—5.8%
Eregli Demir ve Celik Fabrikalari TAS	1,499,927	3,957,525
Tupras Turkiye Petrol Rafinerileri AS	169,470	5,430,895
Turk Hava Yollari AO (d)	1,913,931	7,923,031

		17,311,451

	Shares	Value
United States—3.6%
Copa Holdings S.A., Class A	68,000	$9,116,080
Lear Corp.	9,434	1,666,610

		10,782,690

Total Common Stock (cost—$251,038,472)		292,347,172

Preferred Stock—0.6%
Russian Federation—0.6%
Surgutneftegas OJSC (b)(c) (cost—$1,853,888)	3,404,886	1,668,394

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $1,222,027; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $1,247,380 including accrued interest
(cost—$1,222,000)	$1,222	1,222,000

Total Investments (cost—$254,114,360) (a)—99.2%		295,237,566

Other assets less liabilities (e)—0.8%		2,469,444

Net Assets—100.0%		$297,707,010

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $214,295,812, representing 72.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $12,866,554, representing 4.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	65

Schedule of Investments

December 31, 2017 (unaudited)

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at December 31, 2017:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2017	Unrealized Appreciation
605,521 Turkish Lira settling 1/2/18	Northern Trust Company	$160,205	$159,747	$458

				$458

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	20.7%
Oil, Gas & Consumable Fuels	13.2%
Internet Software & Services	9.8%
Airlines	6.3%
Semiconductors & Semiconductor Equipment	5.9%
Insurance	4.6%
Specialty Retail	4.1%
Metals & Mining	4.0%
Technology Hardware, Storage & Peripherals	3.9%
Automobiles	3.3%
Chemicals	3.2%
Real Estate Management & Development	3.2%
Personal Products	2.1%
Hotels, Restaurants & Leisure	1.8%
IT Services	1.5%
Paper & Forest Products	1.5%
Wireless Telecommunication Services	1.3%
Machinery	1.1%
Electric Utilities	1.1%
Electronic Equipment, Instruments & Components	1.0%
Household Durables	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Household Products	0.8%
Diversified Consumer Services	0.8%
Food Products	0.7%
Auto Components	0.5%
Healthcare Equipment & Supplies	0.3%
Gas Utilities	0.3%
Repurchase Agreements	0.4%
Other assets less liabilities	0.8%

100.0%

66	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

AllianzGI Focused Growth Fund

	Shares	Value
Common Stock—99.8%
Aerospace & Defense—2.6%
Lockheed Martin Corp.	81,557	$26,183,875

Auto Components—0.5%
Aptiv PLC	62,105	5,268,367

Automobiles—1.0%
Tesla, Inc. (a)	31,865	9,921,168

Banks—2.3%
Bank of America Corp.	806,740	23,814,965

Beverages—3.5%
Constellation Brands, Inc.	110,773	25,319,385
Monster Beverage Corp. (a)	174,088	11,018,029

		36,337,414

Biotechnology—5.2%
AbbVie, Inc.	430,345	41,618,665
Celgene Corp. (a)	110,035	11,483,253

		53,101,918

Capital Markets—2.0%
MSCI, Inc.	161,410	20,424,821

Chemicals—1.7%
Albemarle Corp.	137,975	17,645,623

Construction Materials—1.4%
Vulcan Materials Co.	113,595	14,582,190

Diversified Financial Services—1.3%
MarketAxess Holdings, Inc.	66,995	13,516,241

Electronic Equipment, Instruments & Components—1.7%
Coherent, Inc. (a)	60,250	17,003,755

Healthcare Providers & Services—5.1%
UnitedHealth Group, Inc.	234,870	51,779,440

Hotels, Restaurants & Leisure—1.7%
MGM Resorts International	512,850	17,124,062

Internet & Catalog Retail—6.1%
Amazon.com, Inc. (a)	53,202	62,218,143

Internet Software & Services—12.1%
Alphabet, Inc., Class A (a)	34,379	36,214,839
Facebook, Inc., Class A (a)	360,226	63,565,480
Tencent Holdings Ltd. ADR	464,685	24,126,445

		123,906,764

IT Services—6.9%
Square, Inc. Class A (a)	569,760	19,753,579
Visa, Inc., Class A	444,650	50,698,993

		70,452,572

Machinery—5.2%
Fortive Corp.	368,495	26,660,613
Parker-Hannifin Corp.	132,360	26,416,409

		53,077,022

Oil, Gas & Consumable Fuels—1.9%
EOG Resources, Inc.	177,420	19,145,392

Personal Products—2.6%
Estee Lauder Cos., Inc., Class A	211,690	26,935,436

Pharmaceuticals—2.2%
Zoetis, Inc.	313,380	22,575,895

	Shares	Value
Road & Rail—3.0%
Union Pacific Corp.	226,495	$30,372,979

Semiconductors & Semiconductor Equipment—6.0%
Applied Materials, Inc.	601,795	30,763,760
Broadcom Ltd.	120,355	30,919,200

		61,682,960

Software—8.5%
Microsoft Corp.	525,205	44,926,036
Salesforce.com, Inc. (a)	343,615	35,127,761
ServiceNow, Inc. (a)	50,590	6,596,430

		86,650,227

Specialty Retail—6.1%
Burlington Stores, Inc. (a)	161,330	19,848,430
Home Depot, Inc.	226,743	42,974,601

		62,823,031

Technology Hardware, Storage & Peripherals—7.1%
Apple, Inc.	430,105	72,786,669

Trading Companies & Distributors—2.1%
United Rentals, Inc. (a)	125,570	21,586,739

Total Common Stock (cost—$597,515,705)		1,020,917,668

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $4,445,099; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $4,534,203 including accrued interest
(cost—$4,445,000)	$4,445	4,445,000

Total Investments (cost-$601,960,705)—100.2%		1,025,362,668

Liabilities in excess of other assets—(0.2)%		(1,640,959)

Net Assets—100.0%		$1,023,721,709

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AllianzGI Global Natural Resources Fund

	Shares	Value
Common Stock—97.9%
Australia—3.5%
BHP Billiton Ltd.	28,973	$665,536
South32 Ltd.	88,233	239,160

		904,696

Brazil—0.6%
Vale S.A. ADR	13,180	161,191

Canada—7.6%
Agrium, Inc.	2,833	325,851
Canadian Natural Resources Ltd.	8,188	292,605
Encana Corp.	11,010	146,888
First Quantum Minerals Ltd.	23,051	322,934
Suncor Energy, Inc.	20,760	762,191
Teck Resources Ltd., Class B	5,140	134,514

		1,984,983

Chile—1.2%
Sociedad Quimica y Minera de Chile S.A. ADR	5,190	308,130

France—5.3%
ArcelorMittal (c)	8,750	283,878
Arkema S.A.	2,140	260,748
Total S.A.	15,207	839,425

		1,384,051

Germany—1.9%
BASF SE	4,420	484,571

Japan—2.4%
Mitsubishi Chemical Holdings Corp.	12,600	137,868
Panasonic Corp.	9,800	143,020
Shin-Etsu Chemical Co., Ltd.	2,100	212,778
Sumitomo Chemical Co., Ltd.	18,000	128,802

		622,468

Korea (Republic of)—1.0%
LG Chem Ltd.	350	132,408
Samsung SDI Co., Ltd.	610	116,294

		248,702

United Kingdom—14.0%
BP PLC	130,367	914,562
Glencore PLC (c)	91,190	477,285
Rio Tinto PLC	13,174	691,077
Royal Dutch Shell PLC, Class A	24,469	816,853
Royal Dutch Shell PLC, Class B	22,085	743,691

		3,643,468

United States—60.4%
Albemarle Corp.	4,730	604,920
Alcoa Corp. (c)	5,670	305,443
Anadarko Petroleum Corp.	2,510	134,636
Andeavor	1,600	182,944
Cabot Oil & Gas Corp.	5,620	160,732
Centennial Resource Development, Inc., Class A (c)	8,095	160,281
Chemours Co.	2,945	147,427
Chevron Corp.	7,295	913,261
Concho Resources, Inc. (b)(c)	4,415	663,221
ConocoPhillips	8,365	459,155
Continental Resources, Inc. (c)	17,245	913,468
Core Laboratories NV	2,460	269,493
Diamondback Energy, Inc. (c)	5,305	669,756
DowDuPont, Inc.	7,260	517,057
Eagle Materials, Inc.	2,745	311,009
Ecolab, Inc. (b)	2,390	320,690

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	67

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Ensco PLC, Class A	14,180	$83,804
EOG Resources, Inc.	8,250	890,257
Exxon Mobil Corp.	9,810	820,508
Fairmount Santrol Holdings, Inc. (c)	23,840	124,683
FMC Corp.	4,405	416,977
Halliburton Co. (b)	9,500	464,265
HollyFrontier Corp.	4,030	206,417
Huntsman Corp.	9,320	310,263
Laredo Petroleum, Inc. (b)(c)	11,650	123,607
LyondellBasell Industries NV, Class A	2,260	249,323
Marathon Petroleum Corp.	2,985	196,950
Occidental Petroleum Corp.	7,975	587,438
Parsley Energy, Inc., Class A (c)	11,590	341,210
Patterson-UTI Energy, Inc.	6,765	155,663
Phillips 66	4,075	412,186
Pioneer Natural Resources Co.	2,453	424,001
ProPetro Holding Corp. (c)	23,750	478,800
RPC, Inc.	20,675	527,833
Schlumberger Ltd.	8,740	588,989
SM Energy Co.	11,260	248,621
Transocean Ltd. (c)	15,400	164,472
U.S. Silica Holdings, Inc.	5,605	182,499
Union Pacific Corp.	2,305	309,101
Valero Energy Corp.	4,230	388,779
Valvoline, Inc.	5,035	126,177
Weatherford International PLC (b)(c)	36,620	152,705

		15,709,021

Total Common Stock (cost—$21,453,660)		25,451,281

Exchange-Traded Funds—1.0%
Guggenheim Solar (cost—$205,015)	10,480	263,362

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $163,004; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $170,744 including accrued interest
(cost—$163,000)	$163	163,000

Total Investments (cost—$21,821,675) (a)—99.5%		25,877,643

Other assets less liabilities—0.5%		120,451

Net Assets—100.0%		$25,998,094

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $6,894,800, representing 26.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no open options written at December 31, 2017, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	51.6%
Chemicals	18.0%
Metals & Mining	12.6%
Energy Equipment & Services	12.3%
Construction Materials	1.2%
Road & Rail	1.2%
Exchange-Traded Funds	1.0%
Household Durables	0.6%
Electronic Equipment, Instruments & Components	0.4%
Repurchase Agreements	0.6%
Other assets less liabilities	0.5%

100.0%

AllianzGI Global Small-Cap Fund

	Shares	Value
Common Stock—97.3%
Australia—1.5%
Boral Ltd.	120,634	$730,294
Challenger Ltd.	39,492	430,680
Downer EDI Ltd.	137,456	739,471
Mantra Group Ltd.	43,938	133,702
Santos Ltd. (c)	214,678	908,683

		2,942,830

Austria—1.7%
Schoeller-Bleckmann Oilfield Equipment AG (c)	9,627	981,831
UNIQA Insurance Group AG	96,256	1,018,646
Wienerberger AG	53,200	1,287,555

		3,288,032

Bermuda—1.2%
Essent Group Ltd. (c)	28,195	1,224,227
Triton International Ltd. (c)	28,542	1,068,898

		2,293,125

China—1.6%
Angel Yeast Co., Ltd., Class A	108,800	546,840
China Everbright Greentech Ltd. (a)(c)	473,488	436,347
China Everbright International Ltd.	337,000	480,779
China State Construction International Holdings Ltd.	360,000	502,878
CIFI Holdings Group Co., Ltd.	692,000	415,766
Nexteer Automotive Group Ltd. (c)	26,000	61,787
Sunny Optical Technology Group Co., Ltd.	30,000	380,918
Zhejiang Dingli Machinery Co., Ltd., Class A	21,800	262,691

		3,088,006

Denmark—1.3%
Ambu A/S, Class B	18,534	1,657,152
SimCorp A/S	16,817	957,214

		2,614,366

Finland—1.3%
Huhtamaki Oyj	26,689	1,120,261
Outotec Oyj (c)	162,170	1,380,718

		2,500,979

France—2.2%
APERAM S.A.	24,628	1,265,219
Korian S.A.	35,679	1,260,523
Nexity S.A. (c)	13,265	789,058
Sartorius Stedim Biotech	15,731	1,137,963

		4,452,763

Germany—4.1%
Aareal Bank AG	32,641	1,473,813
Bechtle AG	18,847	1,567,195
CANCOM SE	21,292	1,767,039
Deutsche Pfandbriefbank AG (a)	116,323	1,858,223
Hella GmbH & Co. KGaA	22,397	1,382,419

		8,048,689

Hong Kong—1.1%
Johnson Electric Holdings Ltd.	139,500	583,348
Man Wah Holdings Ltd.	353,200	334,899
Melco International Development Ltd.	113,000	331,372
Microport Scientific Corp.	400,000	386,542
Techtronic Industries Co., Ltd.	93,000	605,005

		2,241,166

68	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Indonesia—0.4%
Jasa Marga Persero Tbk PT	874,500	$411,942
Waskita Beton Precast Tbk PT	11,650,400	350,349

		762,291

Ireland—0.8%
Kingspan Group PLC	35,885	1,572,408

Italy—1.4%
De’ Longhi SpA	40,136	1,215,005
FinecoBank Banca Fineco SpA	159,006	1,624,182

		2,839,187

Japan—15.0%
Arata Corp.	11,200	609,421
COMSYS Holdings Corp.	56,800	1,646,783
Daifuku Co., Ltd.	33,500	1,820,076
Disco Corp.	7,800	1,728,788
Fujitsu General Ltd.	29,800	653,273
Gunma Bank Ltd.	269,992	1,626,757
Kenko Mayonnaise Co., Ltd.	18,100	654,385
KH Neochem Co., Ltd.	28,400	726,511
Lion Corp.	40,900	773,091
MISUMI Group, Inc.	70,500	2,046,764
Mitsubishi UFJ Lease & Finance Co., Ltd.	278,300	1,651,788
Mitsui Mining & Smelting Co., Ltd.	5,400	314,245
Morinaga Milk Industry Co., Ltd.	15,300	692,523
Nippon Carbon Co., Ltd. (c)	7,000	313,562
Nissha Co., Ltd.	12,000	347,996
Okamura Corp.	99,400	1,452,120
Persol Holdings Co., Ltd.	87,000	2,178,164
Pigeon Corp.	11,000	417,947
Rengo Co., Ltd.	223,500	1,629,852
Ryohin Keikaku Co., Ltd.	5,000	1,556,445
Sanwa Holdings Corp.	142,100	1,952,806
Siix Corp.	11,500	492,681
Start Today Co., Ltd.	29,600	898,451
Teijin Ltd.	81,000	1,799,812
Ube Industries Ltd.	61,900	1,813,268

		29,797,509

Korea (Republic of)—0.2%
HyVision System, Inc.	27,168	329,246

Netherlands—1.4%
Aalberts Industries NV	28,461	1,445,980
ASR Nederland NV	33,811	1,391,890

		2,837,870

Philippines—0.1%
Robinsons Land Corp.	650,800	277,296

Spain—0.6%
Melia Hotels International S.A.	92,501	1,272,790

Sweden—2.5%
AAK AB	17,460	1,495,286
Fastighets AB Balder, Class B (c)	42,929	1,147,899
Indutrade AB	48,929	1,333,390
NetEnt AB (c)	134,828	928,647

		4,905,222

Switzerland—3.1%
ams AG (c)	19,613	1,776,777

	Shares	Value
Georg Fischer AG	1,080	$1,425,780
Interroll Holding AG	889	1,316,462
OC Oerlikon Corp. AG (c)	90,469	1,527,082

		6,046,101

Taiwan—1.1%
ASPEED Technology, Inc.	16,000	386,041
Ennoconn Corp.	19,113	288,052
Faraday Technology Corp.	171,000	330,889
Globalwafers Co., Ltd.	47,000	623,578
Merry Electronics Co., Ltd.	57,000	370,152
Sunonwealth Electric Machine Industry Co., Ltd.	118,000	207,131

		2,205,843

United Kingdom—5.9%
ASOS PLC (c)	19,064	1,719,883
Auto Trader Group PLC (a)	203,625	969,934
Genus PLC	41,011	1,401,441
Intermediate Capital Group PLC	123,958	1,914,019
RPC Group PLC	108,230	1,285,579
Senior PLC	404,479	1,423,703
Spectris PLC	28,120	941,350
SuperGroup PLC	27,158	724,914
Tullow Oil PLC (c)	463,435	1,290,337

		11,671,160

United States—48.8%
ABM Industries, Inc.	28,484	1,074,416
Air Lease Corp.	20,293	975,890
Air Transport Services Group, Inc. (c)	58,318	1,349,478
Alcoa Corp. (c)	28,730	1,547,685
Ameris Bancorp	30,724	1,480,897
Berry Global Group, Inc. (c)	24,757	1,452,493
Bio-Rad Laboratories, Inc., Class A (c)	5,867	1,400,277
Bioverativ, Inc. (c)	16,798	905,748
Boingo Wireless, Inc. (c)	30,136	678,060
Bright Horizons Family Solutions, Inc. (c)	15,569	1,463,486
Brown & Brown, Inc.	28,567	1,470,058
Callaway Golf Co.	62,059	864,482
Callon Petroleum Co. (c)	104,584	1,270,696
Carter’s, Inc.	10,258	1,205,212
Catalent, Inc. (c)	25,748	1,057,728
CenterState Bank Corp.	45,792	1,178,228
Charles River Laboratories International, Inc. (c)	8,654	947,180
Children’s Place, Inc.	4,646	675,296
Colfax Corp. (c)	28,137	1,114,788
Columbus McKinnon Corp.	24,101	963,558
Dave & Buster’s Entertainment, Inc. (c)	16,180	892,651
Eagle Materials, Inc.	11,052	1,252,192
Energen Corp. (c)	20,708	1,192,160
EnPro Industries, Inc.	13,987	1,307,924
Entegris, Inc.	16,938	515,762
EPAM Systems, Inc. (c)	4,162	447,124
Equity LifeStyle Properties, Inc. REIT	14,345	1,276,992
Euronet Worldwide, Inc. (c)	4,849	408,625
Exelixis, Inc. (c)	30,784	935,834
Extreme Networks, Inc. (c)	58,289	729,778
First Industrial Realty Trust, Inc. REIT	48,859	1,537,593
First Merchants Corp.	20,174	848,518
Five9, Inc. (c)	29,834	742,270
Granite Construction, Inc.	15,656	993,060
GTT Communications, Inc. (c)	26,368	1,237,978

	Shares	Value
Harsco Corp. (c)	53,523	$998,204
Herc Holdings, Inc. (c)	16,905	1,058,422
Hill-Rom Holdings, Inc.	16,844	1,419,781
Howard Hughes Corp. (c)	11,067	1,452,765
Huntsman Corp.	28,637	953,326
Ichor Holdings Ltd. (c)	17,419	428,507
Installed Building Products, Inc. (c)	8,802	668,512
Instructure, Inc. (c)	35,431	1,172,766
Itron, Inc. (c)	17,311	1,180,610
Jack in the Box, Inc.	5,948	583,558
John Bean Technologies Corp.	7,295	808,286
KAR Auction Services, Inc.	26,241	1,325,433
Kilroy Realty Corp. REIT	19,503	1,455,899
Kinsale Capital Group, Inc.	29,421	1,323,945
Lamb Weston Holdings, Inc.	25,765	1,454,434
Ligand Pharmaceuticals, Inc. (c)	4,732	647,953
LogMeIn, Inc.	9,703	1,110,993
LPL Financial Holdings, Inc.	14,869	849,615
MDU Resources Group, Inc.	42,735	1,148,717
Merit Medical Systems, Inc. (c)	19,475	841,320
Microsemi Corp. (c)	16,023	827,588
National Fuel Gas Co.	22,181	1,217,959
Navistar International Corp. (c)	17,939	769,224
Neurocrine Biosciences, Inc. (c)	7,104	551,199
Oasis Petroleum, Inc. (c)	95,933	806,797
ON Semiconductor Corp. (c)	26,818	561,569
ORBCOMM, Inc. (c)	107,465	1,093,994
Ormat Technologies, Inc.	23,088	1,476,708
Owens Corning	8,620	792,523
Owens-Illinois, Inc. (c)	51,335	1,138,097
Pacific Premier Bancorp, Inc. (c)	35,973	1,438,920
Patterson-UTI Energy, Inc.	38,790	892,558
Performance Food Group Co. (c)	21,166	700,595
Pinnacle Foods, Inc.	26,410	1,570,603
Planet Fitness, Inc., Class A (c)	15,936	551,864
Pool Corp.	7,149	926,868
PRA Health Sciences, Inc. (c)	12,884	1,173,346
Preferred Bank	20,679	1,215,512
PTC, Inc. (c)	14,185	862,022
QTS Realty Trust, Inc., Class A REIT	27,100	1,467,736
RPM International, Inc.	23,403	1,226,785
Seacoast Banking Corp. of Florida (c)	59,790	1,507,306
Service Corp. International	29,715	1,108,964
STAG Industrial, Inc. REIT	56,209	1,536,192
Supernus Pharmaceuticals, Inc. (c)	16,825	670,476
Texas Roadhouse, Inc.	19,261	1,014,669
Thor Industries, Inc.	5,409	815,244
TopBuild Corp. (c)	18,778	1,422,246
Trex Co., Inc. (c)	5,427	588,233
Tyler Technologies, Inc. (c)	5,776	1,022,641
U.S. Silica Holdings, Inc.	14,585	474,888
Ultimate Software Group, Inc. (c)	2,628	573,508
Universal Display Corp.	3,272	564,911
Vail Resorts, Inc.	1,935	411,129
WellCare Health Plans, Inc. (c)	5,711	1,148,539
West Pharmaceutical Services, Inc.	8,800	868,296
Western Alliance Bancorp (c)	28,183	1,595,721

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	69

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
XPO Logistics, Inc. (c)	19,598	$1,794,981

		96,657,574

Total Common Stock (cost—$143,680,933)		192,644,453

Preferred Stock—0.7%
Germany—0.7%
Jungheinrich AG (cost—$935,915)	30,758	1,446,126

	Principal Amount (000s)	Value
Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $4,396,098; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $4,486,774 including accrued interest
(cost—$4,396,000)	$4,396	$4,396,000

Total Investments (cost—$149,012,848) (b)—100.2%		198,486,579

Liabilities in excess of other assets (d)—(0.2)%		(472,499)

Net Assets—100.0%		$198,014,080

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,264,504, representing 1.6% of net assets.

(b) Securities with an aggregate value of $79,565,776, representing 40.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at December 31, 2017:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value December 31, 2017	Unrealized Appreciation	Unrealized Depreciation
Purchased:
35,536,713 Japanese Yen settling 1/4/18	Northern Trust Company	$313,478	$315,391	$1,913	$—
Sold:
40,388,223 Japanese Yen settling 1/4/18	Northern Trust Company	356,275	358,449	—	(2,174)

				$1,913	$(2,174)

Glossary:

REIT—Real Estate Investment Trust

70	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	7.8%
Banks	6.3%
Equity Real Estate Investment Trusts (REITs)	3.7%
Semiconductors & Semiconductor Equipment	3.6%
Containers & Packaging	3.3%
Chemicals	3.3%
Trading Companies & Distributors	3.3%
Food Products	3.2%
Healthcare Equipment & Supplies	3.2%
Internet Software & Services	3.1%
Oil, Gas & Consumable Fuels	2.8%
Commercial Services & Supplies	2.7%
Insurance	2.6%
Hotels, Restaurants & Leisure	2.6%
Building Products	2.5%
Household Durables	2.5%
Thrifts & Mortgage Finance	2.3%
Metals & Mining	2.3%
Biotechnology	2.2%
Electronic Equipment, Instruments & Components	2.1%
IT Services	2.1%
Real Estate Management & Development	2.1%
Construction Materials	1.8%
Life Sciences Tools & Services	1.8%
Software	1.7%
Air Freight & Logistics	1.6%
Construction & Engineering	1.6%
Capital Markets	1.4%
Internet & Catalog Retail	1.3%
Diversified Consumer Services	1.3%
Healthcare Providers & Services	1.2%
Energy Equipment & Services	1.2%
Professional Services	1.1%
Diversified Financial Services	1.1%
Independent Power Producers & Energy Traders	1.0%
Pharmaceuticals	0.9%
Multi-Line Retail	0.8%
Distributors	0.8%
Auto Components	0.7%
Aerospace & Defense	0.7%
Specialty Retail	0.7%
Gas Utilities	0.6%
Textiles, Apparel & Luxury Goods	0.6%
Household Products	0.6%
Multi-Utilities	0.6%
Diversified Telecommunication Services	0.6%
Electrical Equipment	0.5%
Leisure Equipment & Products	0.4%
Automobiles	0.4%
Communications Equipment	0.4%
Food & Staples Retailing	0.4%
Wireless Telecommunication Services	0.3%
Transportation Infrastructure	0.2%
Technology Hardware, Storage & Peripherals	0.1%
Repurchase Agreements	2.2%
Liabilities in excess of other assets	(0.2)%

100.0%

AllianzGI Health Sciences Fund

	Shares	Value
Common Stock—94.1%
Biotechnology—32.6%
AbbVie, Inc.	58,231	$5,631,520
Alexion Pharmaceuticals, Inc. (b)	1,600	191,344
Alkermes PLC (b)	13,435	735,297
Alnylam Pharmaceuticals, Inc. (b)	6,040	767,382
Amgen, Inc.	26,250	4,564,875
Amicus Therapeutics, Inc. (b)	94,285	1,356,761
Array BioPharma, Inc. (b)	45,805	586,304
Ascendis Pharma A/S ADR (b)	21,700	869,302
BeiGene Ltd. ADR (b)	4,445	434,365
Biogen, Inc. (b)	2,153	685,881
BioMarin Pharmaceutical, Inc. (b)	18,704	1,667,836
Bioverativ, Inc. (b)	19,151	1,032,622
Bluebird Bio, Inc. (b)	5,185	923,448
Blueprint Medicines Corp. (b)	3,485	262,804
Celgene Corp. (b)	14,050	1,466,258
Clovis Oncology, Inc. (b)	21,810	1,483,080
CRISPR Therapeutics AG (b)	33,480	786,110
Denali Therapeutics, Inc. (b)	27,600	431,664
Eagle Pharmaceuticals, Inc. (b)	25,687	1,372,199
Editas Medicine, Inc. (b)	17,220	529,171
Exelixis, Inc. (b)	90,330	2,746,032
Genmab A/S (b)	4,644	770,170
Gilead Sciences, Inc.	89,536	6,414,359
Global Blood Therapeutics, Inc. (b)	4,180	164,483
Incyte Corp. (b)	43,218	4,093,177
Juno Therapeutics, Inc. (b)	11,453	523,517
Neurocrine Biosciences, Inc. (b)	11,900	923,321
Portola Pharmaceuticals, Inc. (b)	23,645	1,151,039
Regeneron Pharmaceuticals, Inc. (b)	5,135	1,930,555
TESARO, Inc. (b)	10,680	885,052
Vertex Pharmaceuticals, Inc. (b)	33,510	5,021,809

		50,401,737

Diversified Consumer Services—0.7%
Service Corp. International	26,750	998,310

Healthcare Equipment & Supplies—12.1%
Abbott Laboratories	32,268	1,841,535
ABIOMED, Inc. (b)	6,998	1,311,495
Baxter International, Inc.	35,556	2,298,340
Boston Scientific Corp. (b)	50,927	1,262,480
IDEXX Laboratories, Inc. (b)	6,425	1,004,742
Intuitive Surgical, Inc. (b)	5,280	1,926,883
Medtronic PLC	38,947	3,144,970
Teleflex, Inc.	7,035	1,750,449
Zimmer Biomet Holdings, Inc.	34,455	4,157,685

		18,698,579

Healthcare Providers & Services—16.8%
Anthem, Inc.	29,280	6,588,293
Centene Corp. (b)	28,300	2,854,904
Humana, Inc.	8,105	2,010,607
UnitedHealth Group, Inc.	65,681	14,480,033

		25,933,837

	Shares	Value
Life Sciences Tools & Services—3.0%
Agilent Technologies, Inc.	33,640	$2,252,871
Illumina, Inc. (b)	5,390	1,177,661
Thermo Fisher Scientific, Inc.	6,420	1,219,029

		4,649,561

Pharmaceuticals—28.9%
Allergan PLC	14,236	2,328,725
AstraZeneca PLC ADR	42,685	1,481,169
Bristol-Myers Squibb Co.	75,835	4,647,169
Catalent, Inc. (b)	65,240	2,680,059
Eli Lilly & Co.	19,055	1,609,385
Johnson & Johnson	72,082	10,071,297
Merck & Co., Inc.	103,877	5,845,159
Novartis AG ADR	19,878	1,668,957
Novo Nordisk A/S, Class B	12,462	669,652
Odonate Therapeutics, Inc. (b)	31,000	775,000
Pfizer, Inc.	197,414	7,150,335
Roche Holding AG	11,850	2,996,334
Zoetis, Inc.	36,945	2,661,518

		44,584,759

Total Common Stock (cost-$120,990,814)		145,266,783

	Principal Amount (000s)
Repurchase Agreements—6.0%

State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $9,322,207; collateralized by U.S. Treasury Inflation Indexed Notes, 0.625%, due 1/15/26, valued at $9,511,491 including accrued interest

(cost—$9,322,000)	$9,322	9,322,000

Total Investments (cost-$130,312,814) (a)—100.1%		154,588,783

Liabilities in excess of other assets—(0.1)%		(126,473)

Net Assets—100.0%		$154,462,310

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $3,665,986, representing 2.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	71

Schedule of Investments

December 31, 2017 (unaudited)

AllianzGI Income & Growth Fund

	Shares	Value
Common Stock—34.4%
Advertising—0.0%
Affinion Group Holdings, Inc. Class A (a)(d)(f)(h)(j) (acquisition cost—$1,422,157; purchased 11/9/15-11/12/15)	80,205	$926,368
Mood Media Corp. (d)(f)(j)	286,500	300,825

		1,227,193

Aerospace & Defense—1.1%
Arconic, Inc.	286,070	7,795,407
Boeing Co.	99,700	29,402,527
Erickson, Inc. (a)(d)(f)(j)	10,866	343,040

		37,540,974

Apparel & Textiles—0.0%
Quiksilver, Inc. (d)(f)(j)	2,328	65,254

Automobiles—0.4%
Ford Motor Co.	1,199,700	14,984,253

Banks—1.5%
Bank of America Corp. (g)	838,500	24,752,520
JPMorgan Chase & Co.	229,800	24,574,812

		49,327,332

Beverages—0.4%
PepsiCo, Inc.	120,300	14,426,376

Biotechnology—2.7%
AbbVie, Inc. (g)	279,300	27,011,103
Amgen, Inc.	124,000	21,563,600
Biogen, Inc. (j)	54,800	17,457,636
Bioverativ, Inc. (j)	27,400	1,477,408
Gilead Sciences, Inc.	239,250	17,139,870
Vertex Pharmaceuticals, Inc. (j)	60,800	9,111,488

		93,761,105

Building Products—0.4%
Johnson Controls International PLC	370,382	14,115,258

Chemicals—1.2%
Chemours Co.	238,400	11,934,304
DowDuPont, Inc.	124,400	8,859,768
Monsanto Co.	179,600	20,973,688

		41,767,760

Construction & Engineering—0.3%
Fluor Corp.	209,800	10,836,170

Diversified Telecommunication Services—0.3%
Intelsat S.A. (j)	121,250	411,037
Verizon Communications, Inc.	211,200	11,178,816

		11,589,853

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. Class A	109,600	9,622,880

Energy Equipment & Services—0.4%
National Oilwell Varco, Inc.	93,000	3,349,860
Schlumberger Ltd.	172,400	11,618,036

		14,967,896

	Shares	Value
Food & Staples Retailing—1.4%
Costco Wholesale Corp. (g)	83,200	$15,485,184
Kroger Co.	472,000	12,956,400
Walgreens Boots Alliance, Inc.	286,600	20,812,892

		49,254,476

Food Products—0.2%
Archer-Daniels-Midland Co.	159,650	6,398,772

Healthcare Equipment & Supplies—0.6%
Baxter International, Inc.	300,700	19,437,248

Healthcare Providers & Services—1.3%
McKesson Corp.	114,300	17,825,085
UnitedHealth Group, Inc. (g)	123,700	27,270,902

		45,095,987

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	117,200	20,172,464
Starbucks Corp.	325,600	18,699,208

		38,871,672

Household Durables—0.4%
DR Horton, Inc. (g)	253,000	12,920,710

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc. (j)	221,015	2,619,028

Industrial Conglomerates—0.7%
3M Co.	50,100	11,792,037
General Electric Co.	326,200	5,692,190
Honeywell International, Inc.	39,200	6,011,712

		23,495,939

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (j)	30,800	36,019,676

Internet Software & Services—2.6%
Alibaba Group Holding Ltd. ADR (g)(j)	114,600	19,760,478
Alphabet, Inc., Class A (j)	32,900	34,656,860
Facebook, Inc., Class A (j)	186,000	32,821,560

		87,238,898

IT Services—1.8%
International Business Machines Corp.	92,200	14,145,324
Square, Inc. Class A (g)(j)	407,500	14,128,025
Visa, Inc., Class A	300,600	34,274,412

		62,547,761

Machinery—1.5%
Caterpillar, Inc.	194,300	30,617,794
Deere & Co.	133,200	20,847,132

		51,464,926

Media—1.6%
Comcast Corp., Class A (g)	629,800	25,223,490
LiveStyle, Inc. (a)(d)(f)(j)(m)	202,319	20
Postmedia Network Canada Corp. (d)(f)(j)	1,018,823	2,190,470
Walt Disney Co.	238,900	25,684,139

		53,098,119

	Shares	Value
Metals & Mining—0.2%
ArcelorMittal (j)	180,611	$5,835,541
Freeport-McMoRan, Inc. (j)	113,100	2,144,376

		7,979,917

Multi-Line Retail—0.6%
Target Corp.	299,900	19,568,475

Oil, Gas & Consumable Fuels—0.8%
Arch Coal, Inc., Class A	1,858	173,091
Chesapeake Energy Corp. (j)	1,250,759	4,953,006
Energy XXI Gulf Coast, Inc. (j)	44,964	258,093
Hercules Offshore, Inc. (d)(f)(j)	174,935	197,676
Linn Energy, Inc. (j)	25,527	1,027,462
Occidental Petroleum Corp.	94,700	6,975,602
Stone Energy Corp. (j)	98,625	3,171,780
Valero Energy Corp. (g)	117,200	10,771,852
Vanguard Natural Resources, Inc. (d)(f)(j)	12,187	250,687

		27,779,249

Pharmaceuticals—0.4%
Bristol-Myers Squibb Co.	242,700	14,872,656

Road & Rail—0.7%
Union Pacific Corp. (g)	165,300	22,166,730

Semiconductors—0.0%
GT Advanced Technologies, Inc. (d)(f)(j)	463	10,552

Semiconductors & Semiconductor Equipment—3.0%
Broadcom Ltd. (g)	90,800	23,326,520
Intel Corp. (g)	386,400	17,836,224
Micron Technology, Inc. (g)(j)	136,200	5,600,544
NVIDIA Corp.	104,300	20,182,050
QUALCOMM, Inc.	237,700	15,217,554
Texas Instruments, Inc. (g)	196,000	20,470,240

		102,633,132

Software—2.8%
Adobe Systems, Inc. (g)(j)	125,400	21,975,096
Microsoft Corp.	424,900	36,345,946
Oracle Corp. (g)	274,300	12,968,904
ServiceNow, Inc. (g)(j)	71,800	9,362,002
Take-Two Interactive Software, Inc. (g)(j)	142,000	15,588,760

		96,240,708

Specialty Retail—0.9%
Home Depot, Inc.	164,600	31,196,638

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	213,100	36,062,913
Western Digital Corp.	1,953	155,322

		36,218,235

Trading Companies & Distributors—0.1%
WESCO International, Inc. (j)	54,455	3,711,108

72	Semiannual Report	| December 31, 2017	| See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Wireless Telecommunication Services—0.4%
T-Mobile U.S., Inc. (j)	183,361	$11,645,257

Total Common Stock (cost—$1,328,923,069)		1,176,718,173

	Principal Amount (000s)
Corporate Bonds & Notes—31.4%
Aerospace & Defense—0.9%
Arconic, Inc., 5.90%, 2/1/27	$2,795	3,153,299
KLX, Inc. (a)(b), 5.875%, 12/1/22	6,135	6,447,578
Kratos Defense & Security Solutions, Inc. (a)(b), 6.50%, 11/30/25	5,190	5,404,088
TransDigm, Inc., 6.50%, 5/15/25	9,645	9,886,125
Triumph Group, Inc. (a)(b), 7.75%, 8/15/25	4,175	4,462,031

		29,353,121

Apparel & Textiles—0.0%
Hanesbrands, Inc. (a)(b), 4.625%, 5/15/24	1,645	1,686,125
Quicksilver, Inc. (c)(d)(f), 10.00%, 8/1/20	1,000	—

		1,686,125

Auto Components—0.4%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	5,265	5,469,019
Delphi Technologies PLC (a)(b), 5.00%, 10/1/25	5,000	5,075,000
Goodyear Tire & Rubber Co., 5.125%, 11/15/23	3,350	3,503,731

		14,047,750

Auto Manufacturers—0.3%
Navistar International Corp. (a)(b), 6.625%, 11/1/25	8,585	8,978,880

Building Materials—0.3%
Builders FirstSource, Inc. (a)(b), 5.625%, 9/1/24	7,415	7,744,597
Jeld-Wen, Inc. (a)(b), 4.875%, 12/15/27	3,895	3,943,687

		11,688,284

Chemicals—1.5%
Chemours Co., 6.625%, 5/15/23	7,000	7,437,500
7.00%, 5/15/25	7,520	8,196,800
Kraton Polymers LLC (a)(b), 7.00%, 4/15/25	6,865	7,405,619
Platform Specialty Products Corp. (a)(b), 6.50%, 2/1/22	8,445	8,740,575
PQ Corp. (a)(b), 5.75%, 12/15/25	1,215	1,239,300

	Principal Amount (000s)	Value
Trinseo Materials Operating SCA (a)(b), 5.375%, 9/1/25	$5,200	$5,395,000
Tronox Finance LLC (a)(b), 7.50%, 3/15/22	2,885	3,022,037
Tronox Finance PLC (a)(b), 5.75%, 10/1/25	5,510	5,675,300
Univar USA, Inc. (a)(b), 6.75%, 7/15/23	4,665	4,898,250

		52,010,381

Coal—0.2%
CNX Resources Corp., 5.875%, 4/15/22	5,530	5,675,163

Commercial Services—1.6%
Cardtronics, Inc., 5.125%, 8/1/22	3,105	2,965,275
5.50%, 5/1/25 (a)(b)	2,490	2,259,675
Cenveo Corp. (a)(b), 6.00%, 8/1/19	2,060	1,472,900
6.00%, 5/15/24	8,116	6,715,990
8.50%, 9/15/22	1,520	258,400
Gartner, Inc. (a)(b), 5.125%, 4/1/25	4,320	4,525,200
Hertz Corp. (a)(b), 5.50%, 10/15/24	5,215	4,732,613
KAR Auction Services, Inc. (a)(b), 5.125%, 6/1/25	5,930	6,093,075
Monitronics International, Inc., 9.125%, 4/1/20	6,450	5,385,750
RR Donnelley & Sons Co., 6.00%, 4/1/24	3,195	2,999,306
7.00%, 2/15/22	5,500	5,706,250
United Rentals North America, Inc., 4.625%, 10/15/25	3,780	3,817,800
5.50%, 7/15/25	7,835	8,334,481

		55,266,715

Computers—0.9%
Dell International LLC (a)(b), 7.125%, 6/15/24	7,485	8,197,887
DynCorp International, Inc., PIK 1.50%, 11.875%, 11/30/20	698	741,250
Harland Clarke Holdings Corp. (a)(b), 9.25%, 3/1/21	7,620	7,753,350
Seagate HDD Cayman, 4.75%, 1/1/25	7,055	6,931,118
Western Digital Corp., 10.50%, 4/1/24	5,500	6,386,875

		30,010,480

Distribution/Wholesale—0.4%
H&E Equipment Services, Inc. (a)(b),
5.625%, 9/1/25	7,070	7,405,825
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	5,050	5,378,250

		12,784,075

Diversified Financial Services—1.5%
Ally Financial, Inc.,
5.75%, 11/20/25	5,210	5,698,438
8.00%, 3/15/20	2,995	3,309,475
Community Choice Financial, Inc.,
10.75%, 5/1/19	7,915	7,083,925

	Principal Amount (000s)	Value
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	$5,545	$5,789,257
Nationstar Mortgage LLC,
7.875%, 10/1/20	5,105	5,216,672
9.625%, 5/1/19	4,260	4,383,540
Navient Corp.,
6.625%, 7/26/21	820	867,150
7.25%, 9/25/23	5,915	6,329,050
8.45%, 6/15/18	3,920	4,029,760
Springleaf Finance Corp.,
5.625%, 3/15/23	4,645	4,661,025
8.25%, 10/1/23	4,360	4,894,100

		52,262,392

Electric Utilities—0.6%
Calpine Corp.,
5.75%, 1/15/25	6,140	5,856,025
NRG Energy, Inc.,
5.75%, 1/15/28 (a)(b)	8,655	8,763,188
6.25%, 5/1/24	4,498	4,734,145
Talen Energy Supply LLC,
6.50%, 6/1/25	3,365	2,742,475

		22,095,833

Engineering & Construction—0.5%
AECOM,
5.875%, 10/15/24	8,550	9,304,110
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	6,675	7,192,313

		16,496,423

Entertainment—0.7%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	7,920	7,900,200
Cedar Fair L.P.,
5.375%, 6/1/24	5,900	6,195,000
5.375%, 4/15/27 (a)(b)	2,465	2,594,412
International Game Technology PLC (a)(b),
6.25%, 2/15/22	6,340	6,863,050

		23,552,662

Equity Real Estate Investment Trusts (REITs)—0.5%
Crown Castle International Corp.,
3.70%, 6/15/26	4,210	4,213,596
CyrusOne L.P. (a)(b),
5.00%, 3/15/24	4,560	4,742,400
5.375%, 3/15/27	2,565	2,699,662
Equinix, Inc.,
5.375%, 5/15/27	1,960	2,102,100
Uniti Group L.P. (a)(b),
7.125%, 12/15/24	2,500	2,287,500

		16,045,258

Food & Beverage—0.8%
Albertsons Cos. LLC,
6.625%, 6/15/24	2,250	2,160,000
B&G Foods, Inc.,
5.25%, 4/1/25	4,190	4,272,334
Lamb Weston Holdings, Inc. (a)(b),
4.875%, 11/1/26	4,955	5,190,362
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	7,400	7,548,000
SUPERVALU, Inc.,
6.75%, 6/1/21	7,400	7,409,250

		26,579,946

Healthcare-Products—0.3%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	3,450	3,535,215

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	73

Schedule of Investments

December 31, 2017 (unaudited)

	Principal Amount (000s)	Value
Teleflex, Inc.,
5.25%, 6/15/24	$4,820	$5,048,950

		8,584,165

Healthcare-Services—1.7%
Centene Corp.,
4.75%, 1/15/25	3,135	3,197,700
Community Health Systems, Inc.,
6.25%, 3/31/23	1,985	1,796,425
6.875%, 2/1/22	2,500	1,450,000
7.125%, 7/15/20	4,595	3,457,738
8.00%, 11/15/19	5,730	4,884,825
DaVita, Inc.,
5.125%, 7/15/24	8,370	8,547,862
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	5,785	5,640,375
6.25%, 12/1/24	2,420	2,504,700
HCA, Inc.,
7.50%, 2/15/22	6,185	6,973,588
Kindred Healthcare, Inc.,
6.375%, 4/15/22	6,098	6,219,960
8.75%, 1/15/23	2,630	2,800,950
Tenet Healthcare Corp.,
5.125%, 5/1/25 (a)(b)	2,280	2,245,800
8.125%, 4/1/22	7,010	7,158,962

		56,878,885

Home Builders—0.9%
Beazer Homes USA, Inc.,
5.875%, 10/15/27 (a)(b)	1,885	1,903,850
7.25%, 2/1/23	138	144,210
8.75%, 3/15/22	1,880	2,077,212
Brookfield Residential Properties, Inc. (a)(b),
6.125%, 7/1/22	4,765	5,003,250
6.50%, 12/15/20	8,735	8,931,537
CalAtlantic Group, Inc.,
5.875%, 11/15/24	2,665	2,972,275
8.375%, 5/15/18	4,650	4,754,625
KB Home,
8.00%, 3/15/20	5,535	6,088,500

		31,875,459

Household Products/Wares—0.1%
Spectrum Brands, Inc.,
5.75%, 7/15/25	4,370	4,621,275

Insurance—0.1%
CNO Financial Group, Inc.,
5.25%, 5/30/25	4,025	4,266,500

Internet—0.4%
Match Group, Inc. (a)(b),
5.00%, 12/15/27	1,195	1,215,913
Mood Media Borrower LLC, 6 mo. LIBOR + 14.00%, PIK
8.00% (d)(f)(i),7/1/24	955	955,000
Symantec Corp. (a)(b),
5.00%, 4/15/25	5,155	5,374,088
Zayo Group LLC (a)(b),
5.75%, 1/15/27	7,190	7,396,712

		14,941,713

Internet & Catalog Retail—0.2%
Netflix, Inc., 5.875%, 2/15/25	7,090	7,550,850

Iron/Steel—0.5%
AK Steel Corp., 7.00%, 3/15/27	2,580	2,638,050
7.50%, 7/15/23	2,635	2,865,563
Steel Dynamics, Inc., 5.50%, 10/1/24	1,270	1,352,550

	Principal Amount (000s)	Value
United States Steel Corp., 6.875%, 8/15/25	$5,420	$5,684,496
8.375%, 7/1/21 (a)(b)	3,725	4,043,487

		16,584,146

Leisure—0.1%
Viking Cruises Ltd. (a)(b), 5.875%, 9/15/27	2,100	2,142,000

Lodging—0.1%
Wynn Las Vegas LLC (a)(b), 5.50%, 3/1/25	3,800	3,961,500

Machinery-Construction & Mining—0.2%
Terex Corp. (a)(b), 5.625%, 2/1/25	7,460	7,805,025

Machinery-Diversified—0.1%
Tennant Co. (a)(b), 5.625%, 5/1/25	4,205	4,436,275

Media—2.0%
Cablevision Systems Corp., 8.00%, 4/15/20	6,250	6,687,500
CCO Holdings LLC, 5.125%, 5/1/27 (a)(b)	1,625	1,604,688
5.50%, 5/1/26 (a)(b)	2,500	2,568,750
5.75%, 1/15/24	6,915	7,139,737
Clear Channel Worldwide Holdings, Inc., Ser. B, 6.50%, 11/15/22	6,610	6,750,463
DISH DBS Corp., 5.875%, 7/15/22	4,880	4,922,700
6.75%, 6/1/21	6,000	6,322,500
Gray Television, Inc. (a)(b), 5.875%, 7/15/26	8,235	8,461,462
LIN Television Corp., 5.875%, 11/15/22	5,755	6,013,975
LiveStyle, Inc. (a)(b)(c)(h)(m),
9.625%, 2/1/19 (acquisition cost—$7,064,138; purchased 1/31/14-10/7/15)	7,628	153
McClatchy Co., 9.00%, 12/15/22	7,035	7,369,162
Mediacom Broadband LLC, 6.375%, 4/1/23	2,700	2,787,750
Nexstar Broadcasting, Inc. (a)(b), 5.625%, 8/1/24	3,000	3,105,000
Sirius XM Radio, Inc. (a)(b), 5.00%, 8/1/27	4,790	4,825,925

		68,559,765

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,535	3,826,637
TriMas Corp. (a)(b), 4.875%, 10/15/25	2,105	2,116,841

		5,943,478

Mining—0.8%
Alcoa Nederland Holding BV (a)(b), 6.75%, 9/30/24	4,205	4,604,475
7.00%, 9/30/26	950	1,071,125

	Principal Amount (000s)	Value
Constellium NV (a)(b), 6.625%, 3/1/25	$6,080	$6,422,000
Freeport-McMoRan, Inc., 3.55%, 3/1/22	1,635	1,620,694
3.875%, 3/15/23	7,645	7,645,000
Hudbay Minerals, Inc. (a)(b), 7.25%, 1/15/23	1,515	1,613,475
7.625%, 1/15/25	4,030	4,433,000
Joseph T. Ryerson & Son, Inc. (a)(b), 11.00%, 5/15/22	1,500	1,681,875

		29,091,644

Miscellaneous Manufacturing—0.1%
Koppers, Inc. (a)(b), 6.00%, 2/15/25	4,100	4,356,250

Oil, Gas & Consumable Fuels—3.3%
AmeriGas Partners L.P., 5.875%, 8/20/26	4,185	4,331,475
BreitBurn Energy Partners L.P. (c), 7.875%, 4/15/22	1,870	6,919
8.625%, 10/15/20	5,475	20,531
Callon Petroleum Co., 6.125%, 10/1/24	3,280	3,394,800
Calumet Specialty Products Partners L.P., 6.50%, 4/15/21	9,925	9,925,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	5,175	5,394,937
Chesapeake Energy Corp., 6.625%, 8/15/20	6,055	6,327,475
8.00%, 1/15/25 (a)(b)	2,465	2,492,731
Cobalt International Energy, Inc. (c), 7.75%, 12/1/23	9,216	8,640,000
11.75%, 12/1/21	11,500	12,535,000
Continental Resources, Inc., 5.00%, 9/15/22	4,010	4,085,188
CVR Refining LLC, 6.50%, 11/1/22	4,525	4,683,375
Ensco PLC, 5.20%, 3/15/25	1,295	1,107,225
EP Energy LLC, 9.375%, 5/1/20	8,765	7,450,250
Noble Holding International Ltd., 7.75%, 1/15/24	2,690	2,326,850
Oasis Petroleum, Inc., 6.875%, 3/15/22	5,705	5,869,019
Range Resources Corp., 4.875%, 5/15/25	7,750	7,595,000
Sable Permian Resources Land LLC (a)(b), 7.375%, 11/1/21	5,000	4,050,000
Sanchez Energy Corp., 6.125%, 1/15/23	6,240	5,319,600
Stone Energy Corp., 7.50%, 5/31/22	1,168	1,188,371
Sunoco L.P., 6.375%, 4/1/23	9,115	9,627,719
Transocean, Inc. (a)(b), 7.50%, 1/15/26	4,680	4,804,254
Weatherford International Ltd., 8.25%, 6/15/23	2,170	2,197,125

		113,372,844

74	Semiannual Report	| December 31, 2017	| See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Principal Amount (000s)	Value
Paper & Forest Products—0.3%
Mercer International, Inc., 5.50%, 1/15/26 (a)(b)	$4,900	$4,985,750
7.75%, 12/1/22	5,505	5,835,300

		10,821,050

Pharmaceuticals—0.8%
Endo Finance LLC (a)(b), 5.375%, 1/15/23	8,010	6,287,850
Horizon Pharma, Inc., 6.625%, 5/1/23	8,115	8,115,000
Valeant Pharmaceuticals International, Inc. (a)(b), 6.125%, 4/15/25	6,280	5,769,750
7.50%, 7/15/21	6,450	6,587,062

		26,759,662

Pipelines—0.5%
Andeavor Logistics L.P., 6.25%, 10/15/22	1,789	1,900,312
Crestwood Midstream Partners L.P., 5.75%, 4/1/25	2,790	2,891,137
Energy Transfer Equity L.P., 5.875%, 1/15/24	5,259	5,548,245
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	5,648	6,284,610

		16,624,304

Real Estate—0.7%
Equinix, Inc., 5.375%, 1/1/22	3,855	4,018,837
Iron Mountain, Inc. (a)(b), 4.875%, 9/15/27	5,525	5,552,625
Kennedy-Wilson, Inc., 5.875%, 4/1/24	7,213	7,465,455
Uniti Group L.P., 8.25%, 10/15/23	6,230	6,027,525

		23,064,442

Retail—1.1%
1011778 BC ULC (a)(b), 5.00%, 10/15/25	6,245	6,323,063
Conn’s, Inc., 7.25%, 7/15/22	7,620	7,677,150
Dollar Tree, Inc., 5.75%, 3/1/23	7,915	8,305,803
KFC Holding Co. (a)(b), 4.75%, 6/1/27	4,140	4,243,500
L Brands, Inc., 6.875%, 11/1/35	3,190	3,237,850
Neiman Marcus Group Ltd. LLC (a)(b), 8.00%, 10/15/21	6,810	3,951,162
Rite Aid Corp., 9.25%, 3/15/20	3,000	3,048,150

		36,786,678

Semiconductors—1.1%
Advanced Micro Devices, Inc., 7.00%, 7/1/24	4,500	4,685,625
7.50%, 8/15/22	1,670	1,841,175
Amkor Technology, Inc., 6.375%, 10/1/22	5,710	5,914,133
Broadcom Corp. (a)(b), 3.875%, 1/15/27	7,955	7,840,683

	Principal Amount (000s)	Value
Entegris, Inc. (a)(b), 4.625%, 2/10/26	$2,125	$2,167,500
Qorvo, Inc., 7.00%, 12/1/25	6,945	7,787,081
Sensata Technologies BV (a)(b), 5.625%, 11/1/24	5,810	6,405,525

		36,641,722

Software—1.5%
Activision Blizzard, Inc. (a)(b), 6.125%, 9/15/23	3,770	3,997,299
Camelot Finance S.A. (a)(b), 7.875%, 10/15/24	6,185	6,617,950
First Data Corp. (a)(b), 7.00%, 12/1/23	8,610	9,126,600
j2 Cloud Services LLC (a)(b), 6.00%, 7/15/25	6,965	7,365,487
MSCI, Inc. (a)(b), 5.25%, 11/15/24	5,620	5,950,175
Open Text Corp. (a)(b), 5.625%, 1/15/23	6,695	7,004,644
Rackspace Hosting, Inc. (a)(b), 8.625%, 11/15/24	4,810	5,146,700
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	4,375	4,637,500

		49,846,355

Telecommunications—3.0%
CenturyLink, Inc., 6.75%, 12/1/23, Ser. W	2,000	1,967,500
7.50%, 4/1/24, Ser. Y	5,230	5,230,000
Cincinnati Bell, Inc. (a)(b), 7.00%, 7/15/24	7,435	7,397,825
CommScope Technologies LLC (a)(b), 5.00%, 3/15/27	4,460	4,471,150
6.00%, 6/15/25	5,940	6,340,950
Consolidated Communications, Inc., 6.50%, 10/1/22	7,565	6,846,325
Frontier Communications Corp., 10.50%, 9/15/22	9,315	7,067,756
GTT Communications, Inc. (a)(b), 7.875%, 12/31/24	4,435	4,690,012
Hughes Satellite Systems Corp., 6.625%, 8/1/26	5,160	5,418,000
7.625%, 6/15/21	7,440	8,249,100
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	3,500	2,870,000
Level 3 Financing, Inc., 5.375%, 5/1/25	6,275	6,282,844
Sprint Capital Corp., 6.875%, 11/15/28	6,890	6,950,287
Sprint Communications, Inc., 6.00%, 11/15/22	3,925	3,934,813
11.50%, 11/15/21	6,610	8,014,625
Sprint Corp., 7.125%, 6/15/24	2,250	2,295,000

	Principal Amount (000s)	Value
T-Mobile USA, Inc., 6.625%, 4/1/23	$4,000	$4,180,000
6.836%, 4/28/23	6,405	6,725,250
Windstream Services LLC (a)(b), 6.375%, 8/1/23	6,339	3,835,095

		102,766,532

Transportation—0.2%
XPO Logistics, Inc. (a)(b), 6.125%, 9/1/23	2,045	2,170,256
6.50%, 6/15/22	4,245	4,446,638

		6,616,894

Total Corporate Bonds & Notes (cost-$1,096,312,676)		1,073,432,901

Convertible Bonds & Notes—25.5%
Apparel & Textiles—0.1%
Iconix Brand Group, Inc., 1.50%, 3/15/18	4,185	3,473,550

Auto Components—0.2%
Meritor, Inc. (a)(b), 3.25%, 10/15/37	5,200	5,424,250

Auto Manufacturers—0.7%
Tesla, Inc., 0.25%, 3/1/19	8,930	9,449,056
1.25%, 3/1/21	10,965	11,883,319
2.375%, 3/15/22	2,550	2,972,344

		24,304,719

Biotechnology—1.3%
Acorda Therapeutics, Inc., 1.75%, 6/15/21	945	805,022
Aegerion Pharmaceuticals, Inc., 2.00%, 8/15/19	5,500	4,427,500
BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24	1,760	1,757,800
0.75%, 10/15/18	7,730	8,401,544
1.50%, 10/15/20	1,000	1,189,375
Illumina, Inc., 0.50%, 6/15/21	9,065	10,759,022
Innoviva, Inc., 2.125%, 1/15/23	1,360	1,351,500
2.50%, 8/15/25 (a)(b)	2,970	3,163,050
Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	4,000	3,200,000
Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	5,990	6,338,169
Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19	795	1,452,365
Medicines Co., 2.50%, 1/15/22	1,140	1,204,837
2.75%, 7/15/23	630	579,206

		44,629,390

Building Materials—0.2%
Cemex S.A.B de C.V., 3.75%, 3/15/18	7,905	8,048,278

Commercial Services—0.6%
Cardtronics, Inc., 1.00%, 12/1/20	1,500	1,337,813
Huron Consulting Group, Inc., 1.25%, 10/1/19	7,480	6,998,475

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	75

Schedule of Investments

December 31, 2017 (unaudited)

	Principal Amount (000s)	Value
Macquarie Infrastructure Corp.,
2.00%, 10/1/23	$3,410	$3,273,600
2.875%, 7/15/19	5,500	5,695,937
Square, Inc. (a)(b), 0.375%, 3/1/22	2,470	4,039,994

		21,345,819

Computers—0.3%
Brocade Communications Systems, Inc., 1.375%, 1/1/20	4,450	4,527,875
Lumentum Holdings, Inc. (a)(b), 0.25%, 3/15/24	4,745	5,284,744

		9,812,619

Diversified Financial Services—0.5%
Blackhawk Network Holdings, Inc., 1.50%, 1/15/22	7,760	7,920,050
Encore Capital Group, Inc., 2.875%, 3/15/21	6,960	6,820,800
3.00%, 7/1/20	590	656,375
3.25%, 3/15/22 (a)(b)	1,970	2,205,169

		17,602,394

Electrical Equipment—0.0%
SunPower Corp., 4.00%, 1/15/23	410	350,806

Electronics—0.2%
OSI Systems, Inc. (a)(b), 1.25%, 9/1/22	6,325	5,724,125

Energy-Alternate Sources—0.4%
NextEra Energy Partners L.P. (a)(b), 1.50%, 9/15/20	4,800	4,809,000
SolarCity Corp., 1.625%, 11/1/19	10,475	9,748,297
SunEdison, Inc. (a)(b)(c)(d)(f)(h), 0.25%, 1/15/20 (acquisition cost-$11,410,803; purchased 4/10/15-5/26/15)	9,565	215,212
2.625%, 6/1/23 (acquisition cost-$11,407,508; purchased 5/13/15-5/22/15)	11,270	253,575
3.375%, 6/1/25 (acquisition cost-$4,491,758; purchased 5/22/15-10/7/15)	4,565	102,713

		15,128,797

Engineering & Construction—0.3%
Dycom Industries, Inc., 0.75%, 9/15/21	8,305	10,869,169

Equity Real Estate Investment Trusts (REITs)—0.5%
Extra Space Storage L.P. (a)(b), 3.125%, 10/1/35	6,580	7,386,050
Spirit Realty Capital, Inc., 3.75%, 5/15/21	930	965,461
Starwood Property Trust, Inc., 4.55%, 3/1/18	3,215	3,353,647

	Principal Amount (000s)	Value
Two Harbors Investment Corp., 6.25%, 1/15/22	$5,000	$5,309,375

		17,014,533

Healthcare Providers & Services—0.1%
Brookdale Senior Living, Inc.,
2.75%, 6/15/18	3,435	3,437,147

Healthcare-Products—0.6%
Insulet Corp. (a)(b),
1.375%, 11/15/24	3,270	3,321,094
NuVasive, Inc.,
2.25%, 3/15/21	7,265	8,554,537
Quidel Corp.,
3.25%, 12/15/20	455	688,472
Wright Medical Group, Inc.,
2.00%, 2/15/20	9,435	9,723,947

		22,288,050

Healthcare-Services—0.6%
Anthem, Inc.,
2.75%, 10/15/42	2,850	8,779,781
Molina Healthcare, Inc.,
1.125%, 1/15/20	5,020	9,613,300
Teladoc, Inc. (a)(b),
3.00%, 12/15/22	690	779,269

		19,172,350

Home Builders—0.1%
KB Home,
1.375%, 2/1/19	3,875	4,761,406

Hotels, Restaurants & Leisure—0.0%
Credit Suisse AG (MGM Resorts International) (f)(l),
zero coupon, 11/19/20	1,000	1,007,900

Internet—3.9%
Altaba, Inc.,
zero coupon, 12/1/18	9,085	12,270,428
Ctrip.com International Ltd.,
1.25%, 9/15/22	10,635	10,887,581
FireEye, Inc.,
1.00%, 6/1/35, Ser. A	4,035	3,787,856
1.625%, 6/1/35, Ser. B	4,650	4,272,188
IAC FinanceCo, Inc. (a)(b),
0.875%, 10/1/22	7,840	8,300,600
Liberty Expedia Holdings, Inc. (a)(b),
1.00%, 6/30/47	5,580	5,593,950
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	5,040	6,914,250
Priceline Group, Inc.,
0.35%, 6/15/20	1,530	2,113,313
0.90%, 9/15/21	19,145	22,435,547
Twitter, Inc.,
0.25%, 9/15/19	4,500	4,308,750
1.00%, 9/15/21	9,690	9,054,094
VeriSign, Inc.,
4.702%, 8/15/37	5,075	16,969,531
Vipshop Holdings Ltd.,
1.50%, 3/15/19	9,665	9,665,000
Wayfair, Inc. (a)(b),
0.375%, 9/1/22	4,930	5,158,012
Weibo Corp. (a)(b),
1.25%, 11/15/22	5,410	5,954,381
Zillow Group, Inc.,
2.00%, 12/1/21	6,850	7,500,750

		135,186,231

Iron/Steel—0.2%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	1,410	2,615,550
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	3,780	4,148,550

		6,764,100

	Principal Amount (000s)	Value
Lodging—0.4%
Caesars Entertainment Corp. (a),
5.00%, 10/1/24	$7,610	$14,758,644

Machinery-Diversified—0.2%
Chart Industries, Inc.,
1.00%, 11/15/24 (a)(b)	3,530	3,708,706
2.00%, 8/1/18	3,165	3,172,913

		6,881,619

Media—1.5%
DISH Network Corp.,
2.375%, 3/15/24 (a)(b)	13,010	12,530,256
3.375%, 8/15/26	9,755	10,639,047
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	7,175	8,318,516
Liberty Media Corp-Liberty Formula One (a)(b),
1.00%, 1/30/23	4,195	4,703,644
Liberty Media Corp.,
1.375%, 10/15/23	9,375	10,834,687
2.25%, 9/30/46	2,580	2,699,325

		49,725,475

Metal Fabricate/Hardware—0.2%
RTI International Metals, Inc.,
1.625%, 10/15/19	4,715	5,404,569

Mining—0.0%
Royal Gold, Inc.,
2.875%, 6/15/19	500	538,750

Miscellaneous Manufacturing—0.1%
Trinity Industries, Inc.,
3.875%, 6/1/36	2,230	3,522,006

Oil, Gas & Consumable Fuels—1.2%
Bristow Group, Inc.,
4.50%, 6/1/23	1,420	1,569,988
Chesapeake Energy Corp. (a)(b),
5.50%, 9/15/26	7,865	7,201,391
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	6,295	5,618,287
Helix Energy Solutions Group, Inc.,
4.25%, 5/1/22	4,510	4,504,362
Nabors Industries, Inc. (a)(b),
0.75%, 1/15/24	8,145	6,261,469
Oasis Petroleum, Inc.,
2.625%, 9/15/23	7,990	8,609,225
Weatherford International Ltd.,
5.875%, 7/1/21	7,080	7,690,650

		41,455,372

Pharmaceuticals—2.2%
Array BioPharma, Inc. (a)(b),
2.625%, 12/1/24	500	562,812
Clovis Oncology, Inc.,
2.50%, 9/15/21	2,985	4,031,616
Depomed, Inc.,
2.50%, 9/1/21	3,335	2,828,497
DexCom, Inc. (a)(b),
0.75%, 5/15/22	3,695	3,489,466
Flexion Therapeutics, Inc. (a)(b),
3.375%, 5/1/24	2,520	3,068,087
Herbalife Ltd.,
2.00%, 8/15/19	7,690	7,747,675
Impax Laboratories, Inc.,
2.00%, 6/15/22	9,060	8,833,500
Jazz Investments I Ltd.,
1.50%, 8/15/24 (a)(b)	11,585	10,969,547
1.875%, 8/15/21	9,950	10,005,969
Neurocrine Biosciences, Inc. (a)(b),
2.25%, 5/15/24	6,240	7,983,300

76	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Principal Amount (000s)	Value
Pacira Pharmaceuticals, Inc. (a)(b),
2.375%, 4/1/22	$4,180	$4,389,000
Sarepta Therapeutics, Inc. (a)(b),
1.50%, 11/15/24	3,695	3,958,269
Teva Pharmaceutical Finance Co. LLC, Ser. C,
0.25%, 2/1/26	7,285	6,429,012

		74,296,750

Pipelines—0.3%
Cheniere Energy, Inc.,
4.25%, 3/15/45	12,605	9,004,697

Retail—0.2%
RH (a)(b),
zero coupon, 7/15/20	5,765	5,635,287

Semiconductors—4.0%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	4,730	7,115,694
Cypress Semiconductor Corp.,
2.00%, 2/1/23 (a)(b)	2,450	2,546,469
4.50%, 1/15/22	5,140	6,759,100
Inphi Corp.,
0.75%, 9/1/21	5,535	5,510,784
1.125%, 12/1/20	2,025	2,355,328
Integrated Device Technology, Inc.,
0.875%, 11/15/22	6,325	7,072,141
Intel Corp.,
3.25%, 8/1/39	9,795	21,775,558
Lam Research Corp.,
1.25%, 5/15/18	3,875	11,869,609
Microchip Technology, Inc. (a)(b),
1.625%, 2/15/27	19,050	22,419,469
Micron Technology, Inc., Ser. G,
3.00%, 11/15/43	11,707	16,938,566
Novellus Systems, Inc.,
2.625%, 5/15/41	495	2,726,212
ON Semiconductor Corp.,
1.00%, 12/1/20	825	1,057,031
1.625%, 10/15/23 (a)(b)	9,290	11,490,569
Synaptics, Inc. (a)(b),
0.50%, 6/15/22	7,195	6,655,375
Teradyne, Inc.,
1.25%, 12/15/23	3,475	4,967,078
Veeco Instruments, Inc.,
2.70%, 1/15/23	6,560	5,727,700

		136,986,683

Software—3.0%
Akamai Technologies, Inc.,
zero coupon, 2/15/19	7,525	7,586,178
Allscripts Healthcare Solutions, Inc.,
1.25%, 7/1/20	6,585	7,066,528
Citrix Systems, Inc.,
0.50%, 4/15/19	11,035	14,297,222
CSG Systems International, Inc.,
4.25%, 3/15/36	3,800	4,151,500
HubSpot, Inc. (a)(b),
0.25%, 6/1/22	2,410	2,779,031
Medidata Solutions, Inc.,
1.00%, 8/1/18	680	788,800
Nuance Communications, Inc.,
1.00%, 12/15/35	5,560	5,334,125
1.25%, 4/1/25 (a)(b)	5,100	5,233,875
PROS Holdings, Inc. (a)(b),
2.00%, 6/1/47	1,270	1,155,700
RealPage, Inc. (a)(b),
1.50%, 11/15/22	835	1,037,488
Red Hat, Inc.,
0.25%, 10/1/19	6,680	11,022,000

	Principal Amount (000s)	Value
Salesforce.com, Inc.,
0.25%, 4/1/18	$9,680	$14,846,700
ServiceNow, Inc. (a)(b),
zero coupon, 6/1/22	8,090	9,298,444
Verint Systems, Inc.,
1.50%, 6/1/21	6,875	6,711,719
Workday, Inc.,
0.25%, 10/1/22 (a)(b)	7,270	7,206,387
0.75%, 7/15/18	4,095	5,131,547

		103,647,244

Telecommunications—0.8%
CalAmp Corp.,
1.625%, 5/15/20	825	876,563
Ciena Corp.,
3.75%, 10/15/18	1,885	2,196,025
Finisar Corp.,
0.50%, 12/15/36	13,830	12,896,475
Viavi Solutions, Inc.,
0.625%, 8/15/33	9,815	10,133,987

		26,103,050

Transportation—0.6%
Atlas Air Worldwide Holdings, Inc.,
2.25%, 6/1/22	5,500	6,335,312
Echo Global Logistics, Inc.,
2.50%, 5/1/20	3,345	3,470,438
Greenbrier Cos., Inc. (a)(b),
2.875%, 2/1/24	2,480	2,966,700
Hornbeck Offshore Services, Inc.,
1.50%, 9/1/19	4,860	3,669,300
Scorpio Tankers, Inc. (a)(b),
2.375%, 7/1/19	4,440	4,012,650

		20,454,400

Total Convertible Bonds & Notes (cost—$910,599,744)		874,760,179

	Shares
Convertible Preferred Stock—5.1%
Agriculture—0.0%
Bunge Ltd. (e),
4.875%	3,125	325,977

Banks—0.6%
Bank of America Corp., Ser. L (e),
7.25%	4,415	5,823,385
Wells Fargo & Co., Ser. L (e),
7.50%	11,155	14,612,938

		20,436,323

Commercial Services & Supplies—0.1%
Stericycle, Inc.,
5.25%, 9/15/18	91,075	4,821,511

Computers—0.3%
NCR Corp., Ser. A, PIK 5.50% (e),
5.50%	8,410	11,241,227

Diversified Financial Services—0.2%
2017 Mandatory Exchangeable Trust (a)(b),
5.188%, 12/1/20	68,595	7,096,153

Diversified Telecommunication Services—0.1%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	158,090	1,710,534

Electric Utilities—0.5%
Dominion Energy, Inc., Ser. A,
6.75%, 8/15/19	148,370	7,664,794

	Shares	Value
NextEra Energy, Inc.,
6.123%, 9/1/19	183,635	10,320,287

		17,985,081

Electronic Equipment, Instruments & Components—0.3%
Belden, Inc.,
6.75%, 7/15/19	80,925	8,339,321

Equity Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.,
5.50%, 2/15/18	81,795	10,285,721
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	9,485	10,706,668
Welltower, Inc., Ser. I (e),
6.50%	25,875	1,549,136

		22,541,525

Food & Beverage—0.3%
Post Holdings, Inc. (e),
2.50%	64,725	9,745,158
3.75%	8,940	1,518,682

		11,263,840

Hand/Machine Tools—0.3%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	90,400	11,096,600

Healthcare Providers & Services—0.2%
Anthem, Inc.,
5.25%, 5/1/18	114,220	6,396,320

Healthcare-Products—0.5%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	290,980	16,999,052

Oil, Gas & Consumable Fuels—0.4%
Hess Corp.,
8.00%, 2/1/19	137,195	7,940,847
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	103,505	3,929,050
Southwestern Energy Co., Ser. B,
6.25%, 1/15/18	233,685	2,780,851

		14,650,748

Pharmaceuticals—0.6%
Allergan PLC, Ser. A,
5.50%, 3/1/18	28,090	16,467,762
Teva Pharmaceutical Industries Ltd.,
7.00%, 12/15/18	13,035	4,633,291

		21,101,053

Total Convertible Preferred Stock (cost—$227,799,558)		176,005,265

Preferred Stock (a)(d)(f)(j)(m)—0.6%
Media—0.6%
LiveStyle, Inc., Ser. A	18,676	1,867,600
LiveStyle, Inc., Ser. B	171,344	17,134,400
LiveStyle, Inc., Ser. B	8,000	80

Total Preferred Stock (cost—$26,629,464)		19,002,080

Equity-Linked Securities (d)(f)(j)—0.0%
Coal—0.0%
Arch Coal, Inc., expires 10/5/23	4,002	164,436

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	77

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Oil, Gas & Consumable Fuels—0.0%
Energy XXI Gulf Coast, Inc., expires 12/30/21	14,350	$647

Total Equity-Linked Securities (cost—$601,986)		165,083

	Units
Warrants (d)(f)(j)—0.0%
Commercial Services—0.0%
Cenveo, Inc., strike price $12.00, expires 6/10/24 (a)	858,030	18,448

Media—0.0%
LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(m)	43,500	4

Semiconductors—0.0%
GT Advanced Technologies, Inc., expires 10/1/17	2,860,795	—

Total Warrants (cost—$237,932)		18,452

	Principal Amount (000s)	Value
Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $90,735,016; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $92,548,013 including accrued interest
(cost—$90,733,000)	$90,733	$90,733,000

Total Investments, before options written (cost—$3,681,837,429)—99.6%		3,410,835,133

Total Options Written—(0.0)% (premiums received—$829,034) (j)(k)(n)		(769,940)

Total Investments, net of options written (cost—$3,681,008,395)—99.6%		3,410,065,193

Other assets less other liabilities—0.4%		14,689,498

Net Assets—100.0%		$3,424,754,691

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $721,050,210, representing 21.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $686,001,606, representing 20.0% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $24,997,007, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h) Restricted. The aggregate acquisition cost of such securities is $35,796,364. The aggregate value is $1,498,021, representing less than 0.05% of net assets.

(i) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on December 31, 2017.

(j) Non-income producing.

(k) Exchange traded—Chicago Board Options Exchange.

(l) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(m) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.6% of net assets.

(n) Exchange traded option contracts outstanding at December 31, 2017:

Options written contracts outstanding at December 31, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Abbvie, Inc.	105.00 USD	1/19/18	(1,555)	$(155,500)	$(8,552)	$(62,849)	$54,297
Adobe Systems, Inc.	190.00 USD	1/19/18	(750)	(75,000)	(13,125)	(56,278)	43,153
Alibaba Group Holding Ltd.	190.00 USD	1/19/18	(575)	(57,500)	(14,088)	(34,896)	20,808
Bank of America Corp.	31.00 USD	1/19/18	(3,460)	(346,000)	(51,900)	(63,207)	11,307
Broadcom Ltd.	290.00 USD	1/19/18	(455)	(45,500)	(13,650)	(54,967)	41,317
Comcast Corp.	41.25 USD	1/19/18	(3,150)	(315,000)	(107,100)	(66,301)	(40,799)
Costco Wholesale Corp.	200.00 USD	1/19/18	(420)	(42,000)	(5,460)	(49,541)	44,081
DR Horton, Inc	54.00 USD	1/19/18	(1,265)	(126,500)	(15,813)	(20,516)	4,703
Intel Corp.	49.00 USD	1/19/18	(1,930)	(193,000)	(20,265)	(35,103)	14,838
Micron Technology, Inc.	51.00 USD	1/19/18	(815)	(81,500)	(6,112)	(37,544)	31,432
NVIDIA Corp.	220.00 USD	1/19/18	(525)	(52,500)	(9,187)	(41,473)	32,286
Oracle Corp.	55.00 USD	1/19/18	(1,645)	(164,500)	(3,290)	(31,202)	27,912
ServiceNow, Inc	136.00 USD	1/19/18	(360)	(36,000)	(25,200)	(34,973)	9,773
Square, Inc.	42.00 USD	1/19/18	(2,040)	(204,000)	(15,300)	(27,903)	12,603
Take-Two Interactive Software, Inc.	118.00 USD	1/19/18	(710)	(71,000)	(28,400)	(31,402)	3,002
Texas Instruments, Inc.	105.00 USD	1/19/18	(1,135)	(113,500)	(152,658)	(58,155)	(94,503)
Union Pacific Corp.	144.00 USD	1/19/18	(825)	(82,500)	(19,800)	(31,274)	11,474
UnitedHealth Group, Inc.	232.50 USD	1/19/18	(620)	(62,000)	(57,040)	(53,603)	(3,437)
Valero Energy Corp.	90.00 USD	1/19/18	(700)	(70,000)	(203,000)	(37,847)	(165,153)

Total options written contracts					$(769,940)	$(829,034)	$59,094

78	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

Glossary:

ADR—American Depositary Receipt

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

AllianzGI Mid-Cap Fund

	Shares	Value
Common Stock—99.3%
Aerospace & Defense—1.5%
L3 Technologies, Inc.	24,145	$4,777,088

Air Freight & Logistics—2.8%
XPO Logistics, Inc. (a)	96,260	8,816,453

Banks—3.2%
First Republic Bank	53,275	4,615,746
Signature Bank (a)	40,245	5,524,029

		10,139,775

Biotechnology—2.3%
Clovis Oncology, Inc. (a)	21,735	1,477,980
Incyte Corp. (a)	25,040	2,371,538
Neurocrine Biosciences, Inc. (a)	44,110	3,422,495

		7,272,013

Building Products—1.2%
AO Smith Corp.	63,030	3,862,478

Capital Markets—4.0%
E*TRADE Financial Corp. (a)	135,790	6,731,110
SEI Investments Co.	78,420	5,635,261

		12,366,371

Chemicals—4.7%
Albemarle Corp.	24,815	3,173,590
FMC Corp.	59,465	5,628,957
Huntsman Corp.	173,535	5,776,980

		14,579,527

Commercial Services & Supplies—1.8%
Waste Connections, Inc.	77,870	5,524,098

Construction Materials—1.0%
Eagle Materials, Inc.	28,740	3,256,242

Consumer Finance—2.0%
Synchrony Financial	159,615	6,162,735

Containers & Packaging—1.4%
Berry Global Group, Inc. (a)	72,845	4,273,816

Distributors—1.5%
LKQ Corp. (a)	117,785	4,790,316

Diversified Financial Services—1.3%
MarketAxess Holdings, Inc.	19,905	4,015,834

Electrical Equipment—1.9%
AMETEK, Inc.	79,595	5,768,250

Electronic Equipment, Instruments & Components—7.7%
Coherent, Inc. (a)	13,545	3,822,670
Dolby Laboratories, Inc., Class A	92,790	5,752,980
Flex Ltd. (a)	248,275	4,466,468
TE Connectivity Ltd.	49,130	4,669,315
Trimble, Inc. (a)	134,905	5,482,539

		24,193,972

Equity Real Estate Investment Trusts (REITs)—3.3%
DCT Industrial Trust, Inc.	49,560	2,913,137
Equinix, Inc.	16,335	7,403,349

		10,316,486

Food Products—1.8%
Blue Buffalo Pet Products, Inc. (a)	167,721	5,499,572

Healthcare Equipment & Supplies—7.1%
Align Technology, Inc. (a)	16,660	3,701,685

	Shares	Value
DexCom, Inc. (a)	91,030	$5,224,212
Hill-Rom Holdings, Inc.	66,900	5,639,001
IDEXX Laboratories, Inc. (a)	29,080	4,547,530
Novocure Ltd. (a)	154,145	3,113,729

		22,226,157

Hotels, Restaurants & Leisure—2.8%
Cedar Fair L.P.	65,470	4,254,895
Royal Caribbean Cruises Ltd.	37,685	4,495,067

		8,749,962

Household Durables—3.8%
Mohawk Industries, Inc. (a)	23,690	6,536,071
Newell Brands, Inc.	171,775	5,307,847

		11,843,918

Internet Software & Services—1.5%
Trade Desk, Inc., Class A (a)	103,415	4,729,168

IT Services—3.2%
EPAM Systems, Inc. (a)	22,025	2,366,146
Vantiv, Inc., Class A (a)	102,070	7,507,248

		9,873,394

Life Sciences Tools & Services—3.9%
Agilent Technologies, Inc.	98,915	6,624,337
Bruker Corp.	162,630	5,581,462

		12,205,799

Machinery—1.5%
Nordson Corp.	30,940	4,529,616

Multi-Line Retail—2.9%
Dollar Tree, Inc. (a)	85,175	9,140,129

Pharmaceuticals—1.7%
Catalent, Inc. (a)	132,705	5,451,521

Professional Services—3.8%
Equifax, Inc.	46,125	5,439,060
Verisk Analytics, Inc., Class A (a)	68,445	6,570,720

		12,009,780

Real Estate Management & Development—1.4%
CBRE Group, Inc., Class A (a)	102,570	4,442,307

Semiconductors & Semiconductor Equipment—6.1%
Entegris, Inc.	87,600	2,667,420
Marvell Technology Group Ltd.	170,165	3,653,443
MKS Instruments, Inc.	46,735	4,416,458
Monolithic Power Systems, Inc.	31,340	3,521,362
Skyworks Solutions, Inc.	49,535	4,703,348

		18,962,031

Software—8.7%
Activision Blizzard, Inc.	111,725	7,074,427
PTC, Inc. (a)	74,575	4,531,923
Snap, Inc., Class A (a)	163,005	2,381,503
Splunk, Inc. (a)	61,360	5,083,063
Workday, Inc., Class A (a)	44,560	4,533,534
Zynga, Inc., Class A (a)	896,450	3,585,800

		27,190,250

Technology Hardware, Storage & Peripherals—2.4%
NetApp, Inc.	135,080	7,472,626

Textiles, Apparel & Luxury Goods—3.1%
Hanesbrands, Inc.	220,125	4,602,814
Tapestry, Inc.	111,725	4,941,597

		9,544,411

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	79

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Trading Companies & Distributors—2.0%
United Rentals, Inc. (a)	36,200	$6,223,142

Total Common Stock (cost—$256,436,155)		310,209,237

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $2,480,055; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $2,532,703 including accrued interest
(cost—$2,480,000)	$2,480	2,480,000

Total Investments (cost—$258,916,155)—100.1%		312,689,237

Liabilities in excess of other assets—(0.1)%		(210,207)

Net Assets—100.0%		$312,479,030

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI NFJ Dividend Value Fund

	Shares	Value
Common Stock—99.6%
Aerospace & Defense—4.0%
General Dynamics Corp.	223,885	$45,549,403
United Technologies Corp.	353,545	45,101,736

		90,651,139

Automobiles—2.0%
General Motors Co.	1,074,975	44,063,225

Banks—15.8%
Bank of America Corp.	1,521,710	44,920,879
BB&T Corp.	896,485	44,573,234
Citigroup, Inc.	601,270	44,740,501
Citizens Financial Group, Inc.	1,064,035	44,668,189
JPMorgan Chase & Co.	813,740	87,021,355
SunTrust Banks, Inc.	690,120	44,574,851
U.S. Bancorp	827,615	44,343,612

		354,842,621

Beverages—2.1%
Dr. Pepper Snapple Group, Inc.	471,700	45,783,202

Biotechnology—2.0%
AbbVie, Inc.	461,760	44,656,810

Capital Markets—4.0%
Ameriprise Financial, Inc.	264,046	44,747,876
Morgan Stanley	853,445	44,780,259

		89,528,135

Chemicals—2.0%
Eastman Chemical Co.	484,620	44,895,197

Communications Equipment—2.0%
Cisco Systems, Inc.	1,175,770	45,031,991

Consumer Finance—2.0%
American Express Co.	456,835	45,368,284

Containers & Packaging—2.0%
International Paper Co.	780,475	45,220,722

Diversified Telecommunication Services—4.1%
AT&T, Inc.	1,169,887	45,485,207
Verizon Communications, Inc.	854,750	45,241,917

		90,727,124

Electric Utilities—3.9%
American Electric Power Co., Inc.	593,250	43,645,402
Entergy Corp.	543,115	44,204,130

		87,849,532

Electrical Equipment—2.0%
Eaton Corp. PLC	578,210	45,684,372

Energy Equipment & Services—2.0%
Schlumberger Ltd.	654,940	44,136,407

Food & Staples Retailing—2.0%
Wal-Mart Stores, Inc.	462,750	45,696,563

Food Products—1.0%
Ingredion, Inc.	161,620	22,594,476

Healthcare Equipment & Supplies—2.0%
Medtronic PLC	553,970	44,733,078

	Shares	Value
Healthcare Providers & Services—4.0%
Anthem, Inc.	200,785	$45,178,633
Quest Diagnostics, Inc.	457,460	45,055,235

		90,233,868

Hotels, Restaurants & Leisure—2.0%
Carnival Corp.	677,349	44,955,653

Household Products—1.0%
Procter & Gamble Co.	244,905	22,501,871

Industrial Conglomerates—2.0%
Honeywell International, Inc.	293,270	44,975,887

Insurance—6.0%
Allstate Corp.	434,375	45,483,406
MetLife, Inc.	879,165	44,450,583
Reinsurance Group of America, Inc.	285,125	44,459,541

		134,393,530

Multi-Utilities—2.0%
Public Service Enterprise Group, Inc.	880,430	45,342,145

Oil, Gas & Consumable Fuels—10.1%
Chevron Corp.	366,015	45,821,418
ConocoPhillips	823,765	45,216,461
Exxon Mobil Corp.	542,690	45,390,591
Royal Dutch Shell PLC, Class A ADR	1,339,735	89,373,722

		225,802,192

Pharmaceuticals—4.0%
Johnson & Johnson	320,280	44,749,521
Pfizer, Inc.	1,242,885	45,017,295

		89,766,816

Road & Rail—1.9%
Kansas City Southern	411,250	43,271,725

Semiconductors & Semiconductor Equipment—3.9%
Intel Corp.	974,644	44,989,567
Lam Research Corp.	235,580	43,363,211

		88,352,778

Software—1.9%
Oracle Corp.	913,305	43,181,060

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	258,440	43,735,801
HP, Inc.	2,127,080	44,689,951

		88,425,752

Textiles, Apparel & Luxury Goods—2.0%
V.F. Corp.	614,970	45,507,780

Total Common Stock (cost—$1,803,450,003)		2,238,173,935

80	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.4%

State Street Bank and Trust Co.,
dated 12/29/17, 0.20%, due 1/2/18, proceeds $32,377,719; collateralized by U.S. Treasury Bonds, 3.125%, due 11/15/41, valued at $177,564 including accrued interest and U.S. Treasury Notes, 1.50%—1.625%, due 2/15/26—8/15/26, valued at $32,849,010 including accrued interest

(cost—$32,377,000)	$32,377	$32,377,000

Total Investments (cost—$1,835,827,003)—101.0%		2,270,550,935

Liabilities in excess of other assets—(1.0)%		(22,079,158)

Net Assets—100.0%		$2,248,471,777

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ International Value Fund

	Shares	Value
Common Stock—99.7%
Australia—1.9%
Macquarie Group Ltd.	95,118	$7,356,888

Brazil—1.6%
Hypermarcas S.A.	206,300	2,238,943
Qualicorp S.A.	222,400	2,078,143
Smiles Fidelidade S.A.	83,800	1,917,464

		6,234,550

Canada—9.9%
Canadian Pacific Railway Ltd.	21,190	3,872,684
Magna International, Inc.	130,840	7,414,703
Manulife Financial Corp.	347,068	7,239,838
Toronto-Dominion Bank	271,340	15,895,097
TransCanada Corp.	80,190	3,900,442

		38,322,764

China—8.7%
China Construction Bank Corp., Class H	6,489,100	5,973,556
China Medical System Holdings Ltd.	956,000	2,225,367
China Mobile Ltd.	196,100	1,982,971
China Shenhua Energy Co., Ltd., Class H	2,374,500	6,134,383
Dali Foods Group Co., Ltd. (a)	2,342,000	2,126,101
ENN Energy Holdings Ltd.	555,000	3,947,416
Lee & Man Paper Manufacturing Ltd.	3,428,000	4,036,316
PICC Property & Casualty Co., Ltd., Class H	1,982,000	3,797,064
Sinopec Shanghai Petrochemical Co., Ltd., Class H	5,920,900	3,365,898

		33,589,072

Denmark—1.0%
Danske Bank A/S	95,818	3,729,427

France—11.2%
Atos SE	25,328	3,682,442
AXA S.A.	263,160	7,798,278
Capgemini SE	67,275	7,968,170
Cie Generale des Etablissements Michelin	53,607	7,668,756
Danone S.A.	94,121	7,886,475
Euronext NV (a)	70,300	4,360,624
Unibail-Rodamco SE REIT	15,700	3,950,931

		43,315,676

Germany—8.2%
BASF SE	37,000	4,056,360
Bayer AG	31,719	3,941,501
Continental AG	15,399	4,140,481
Covestro AG (a)	39,074	4,023,310
Fresenius Medical Care AG & Co. KGaA	40,485	4,251,316
Henkel AG & Co. KGaA	28,667	3,432,787
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	35,158	7,592,361

		31,438,116

Hong Kong—2.5%
BOC Hong Kong Holdings Ltd.	1,152,400	5,823,968

	Shares	Value
WH Group Ltd. (a)	3,226,700	$3,642,652

		9,466,620

Indonesia—1.1%
Bank Rakyat Indonesia Persero Tbk PT	16,104,000	4,320,513

Ireland—1.9%
Smurfit Kappa Group PLC	222,257	7,517,566

Israel—2.0%
Bank Hapoalim BM	1,043,690	7,664,616

Italy—1.0%
Terna Rete Elettrica Nazionale SpA	655,062	3,807,913

Japan—12.7%
Asahi Group Holdings Ltd.	76,200	3,781,010
Astellas Pharma, Inc.	247,200	3,140,249
Daiwa House Industry Co., Ltd.	110,800	4,248,889
Fujitsu Ltd.	545,200	3,865,210
Hitachi Ltd.	464,200	3,601,355
Hoya Corp.	75,900	3,780,060
Mitsubishi Electric Corp.	238,900	3,959,189
MS&AD Insurance Group Holdings, Inc.	220,700	7,444,311
Nippon Telegraph & Telephone Corp.	157,100	7,385,911
West Japan Railway Co.	104,500	7,623,691

		48,829,875

Korea (Republic of)—3.0%
POSCO ADR	74,960	5,856,625
Samsung Electronics Co., Ltd.	2,410	5,725,944

		11,582,569

Mexico—1.1%
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	403,700	4,147,357

Netherlands—4.9%
Coca-Cola European Partners PLC	89,130	3,551,830
Heineken NV	37,042	3,861,525
ING Groep NV	624,397	11,461,884

		18,875,239

Norway—2.0%
Telenor ASA	351,726	7,529,326

Russian Federation—1.5%
LUKOIL PJSC ADR	99,570	5,740,210

Singapore—2.1%
DBS Group Holdings Ltd.	432,900	8,007,040

South Africa—1.8%
Rand Merchant Investment Holdings Ltd.	576,886	2,135,834
Standard Bank Group Ltd.	312,904	4,926,801

		7,062,635

Sweden—0.9%
Electrolux AB, Ser. B	110,740	3,565,314

Taiwan—3.4%
Hon Hai Precision Industry Co., Ltd. GDR	553,293	3,502,345

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	81

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	241,730	$9,584,594

		13,086,939

United Kingdom—13.3%
3i Group PLC	329,500	4,056,513
BAE Systems PLC ADR	124,190	3,872,244
Carnival PLC	58,785	3,867,788
Compass Group PLC	188,600	4,066,633
Howden Joinery Group PLC	665,400	4,188,599
Imperial Brands PLC	190,440	8,123,150
Legal & General Group PLC	2,032,252	7,481,902
Rio Tinto PLC	153,480	8,051,192
Royal Dutch Shell PLC, Class A ADR	111,240	7,420,820

		51,128,841

United States—2.0%
Broadcom Ltd.	14,900	3,827,810
TE Connectivity Ltd.	40,700	3,868,128

		7,695,938

Total Common Stock (cost—$329,269,862)		384,015,004

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $2,166,048; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $2,210,187 including accrued interest
(cost—$2,166,000)	$2,166	2,166,000

Total Investments (cost—$331,435,862) (b)—100.3%		386,181,004

Liabilities in excess of other assets—(0.3)%		(1,083,952)

Net Assets—100.0%		$385,097,052

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $14,152,687, representing 3.7% of net assets.

(b) Securities with an aggregate value of $274,683,139, representing 71.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	17.6%
Insurance	11.3%
Oil, Gas & Consumable Fuels	6.0%
Auto Components	5.0%
Capital Markets	4.1%
IT Services	4.0%
Diversified Telecommunication Services	3.9%
Metals & Mining	3.6%
Food Products	3.5%
Semiconductors & Semiconductor Equipment	3.5%
Road & Rail	3.0%
Chemicals	3.0%
Beverages	2.9%
Electronic Equipment, Instruments & Components	2.9%
Pharmaceuticals	2.4%
Tobacco	2.1%
Hotels, Restaurants & Leisure	2.1%
Containers & Packaging	2.0%
Healthcare Providers & Services	1.6%
Technology Hardware, Storage & Peripherals	1.5%
Real Estate Management & Development	1.1%
Trading Companies & Distributors	1.1%
Transportation Infrastructure	1.1%
Paper & Forest Products	1.0%
Electrical Equipment	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0%
Gas Utilities	1.0%
Aerospace & Defense	1.0%
Electric Utilities	1.0%
Healthcare Equipment & Supplies	1.0%
Household Durables	0.9%
Household Products	0.9%
Personal Products	0.6%
Wireless Telecommunication Services	0.5%
Advertising	0.5%
Repurchase Agreements	0.6%
Liabilities in excess of other assets	(0.3)%

100.0%

AllianzGI NFJ Large-Cap Value Fund

	Shares	Value
Common Stock—99.1%
Aerospace & Defense—2.0%
Huntington Ingalls Industries, Inc.	15,800	$3,724,060
United Technologies Corp.	30,500	3,890,885

		7,614,945

Air Freight & Logistics—1.0%
FedEx Corp.	15,000	3,743,100

Auto Components—1.6%
BorgWarner, Inc.	61,700	3,152,253
Lear Corp.	18,100	3,197,546

		6,349,799

Banks—16.2%
Bank of America Corp.	392,300	11,580,696
BB&T Corp.	77,900	3,873,188
Citigroup, Inc.	161,200	11,994,892
Citizens Financial Group, Inc.	97,200	4,080,456
JPMorgan Chase & Co.	146,100	15,623,934
Regions Financial Corp.	255,300	4,411,584
SunTrust Banks, Inc.	118,000	7,621,620
U.S. Bancorp	68,200	3,654,156

		62,840,526

Beverages—1.9%
Dr. Pepper Snapple Group, Inc.	39,300	3,814,458
PepsiCo, Inc.	31,000	3,717,520

		7,531,978

Biotechnology—1.0%
AbbVie, Inc.	38,800	3,752,348

Building Products—1.2%
Owens Corning	51,000	4,688,940

Capital Markets—4.1%
Bank of New York Mellon Corp.	69,800	3,759,428
Goldman Sachs Group, Inc.	15,500	3,948,780
Invesco Ltd.	99,400	3,632,076
Morgan Stanley	83,500	4,381,245

		15,721,529

Chemicals—2.6%
Cabot Corp.	58,300	3,590,697
DowDuPont, Inc.	43,800	3,119,436
Eastman Chemical Co.	35,600	3,297,984

		10,008,117

Communications Equipment—2.3%
Cisco Systems, Inc.	234,400	8,977,520

Consumer Finance—2.3%
American Express Co.	90,300	8,967,693

Containers & Packaging—0.9%
Packaging Corp. of America	27,900	3,363,345

Diversified Telecommunication Services—1.9%
AT&T, Inc.	93,500	3,635,280
Verizon Communications, Inc.	73,300	3,879,769

		7,515,049

Electric Utilities—3.9%
American Electric Power Co., Inc.	50,900	3,744,713
Entergy Corp.	90,300	7,349,517
Great Plains Energy, Inc.	120,400	3,881,696

		14,975,926

82	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Electronic Equipment, Instruments & Components—0.9%
TE Connectivity Ltd.	36,400	$3,459,456

Energy Equipment & Services—1.9%
Halliburton Co.	79,300	3,875,391
Schlumberger Ltd.	52,600	3,544,714

		7,420,105

Food & Staples Retailing—2.2%
Wal-Mart Stores, Inc.	88,300	8,719,625

Food Products—2.1%
Ingredion, Inc.	27,800	3,886,440
Tyson Foods, Inc., Class A	51,100	4,142,677

		8,029,117

Healthcare Equipment & Supplies—0.9%
Medtronic PLC	44,100	3,561,075

Healthcare Providers & Services—3.6%
Anthem, Inc.	31,000	6,975,310
Encompass Health Corp.	75,700	3,740,337
Quest Diagnostics, Inc.	33,400	3,289,566

		14,005,213

Hotels, Restaurants & Leisure—1.1%
Royal Caribbean Cruises Ltd.	37,100	4,425,288

Household Products—0.8%
Kimberly-Clark Corp.	26,100	3,149,226

Industrial Conglomerates—2.0%
Honeywell International, Inc.	51,600	7,913,376

Insurance—5.0%
Allstate Corp.	39,400	4,125,574
CNA Financial Corp.	69,900	3,708,195
Reinsurance Group of America, Inc.	24,900	3,882,657
Unum Group	138,800	7,618,732

		19,335,158

Machinery—2.0%
Ingersoll-Rand PLC	39,600	3,531,924
Oshkosh Corp.	47,200	4,290,008

		7,821,932

Media—1.0%
Comcast Corp., Class A	97,800	3,916,890

Multi-Utilities—1.1%
Public Service Enterprise Group, Inc.	81,100	4,176,650

Oil, Gas & Consumable Fuels—10.4%
Chevron Corp.	64,200	8,037,198
ConocoPhillips	152,300	8,359,747
Devon Energy Corp.	183,800	7,609,320
EOG Resources, Inc.	36,000	3,884,760
Royal Dutch Shell PLC, Class A ADR	65,300	4,356,163
Total S.A. ADR	70,300	3,886,184
Valero Energy Corp.	47,500	4,365,725

		40,499,097

Pharmaceuticals—6.7%
Bristol-Myers Squibb Co.	56,000	3,431,680
Johnson & Johnson	85,800	11,987,976
Merck & Co., Inc.	57,400	3,229,898
Pfizer, Inc.	207,000	7,497,540

		26,147,094

	Shares	Value
Road & Rail—1.7%
Kansas City Southern	29,700	$3,125,034
Union Pacific Corp.	25,100	3,365,910

		6,490,944

Semiconductors & Semiconductor Equipment—3.8%
Intel Corp.	169,500	7,824,120
Lam Research Corp.	38,100	7,013,067

		14,837,187

Software—1.9%
Microsoft Corp.	43,800	3,746,652
Oracle Corp.	79,400	3,754,032

		7,500,684

Specialty Retail—1.1%
Lowe’s Cos., Inc.	46,400	4,312,416

Technology Hardware, Storage & Peripherals—2.8%
Apple, Inc.	23,900	4,044,597
HP, Inc.	181,600	3,815,416
Xerox Corp.	106,400	3,101,560

		10,961,573

Textiles, Apparel & Luxury Goods—2.0%
V.F. Corp.	102,600	7,592,400

Tobacco—1.2%
Altria Group, Inc.	66,600	4,755,906

Total Common Stock (cost—$323,078,500)		385,081,227

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank and Trust Co.,dated 12/29/17, 0.20%, due 1/2/18, proceeds $3,062,068; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $3,125,565 including accrued interest
(cost—$3,062,000)	$3,062	3,062,000

Total Investments (cost—$326,140,500)—99.9%		388,143,227

Other assets less liabilities—0.1%		240,261

Net Assets—100.0%		$388,383,488

Glossary:

ADR—American Depositary Receipt

AllianzGI NFJ Mid-Cap Value Fund

	Shares	Value
Common Stock—95.8%
Aerospace & Defense—4.2%
Huntington Ingalls Industries, Inc.	45,800	$10,795,060
Orbital ATK, Inc.	81,800	10,756,700
Rockwell Collins, Inc.	73,200	9,927,384
Spirit AeroSystems Holdings, Inc., Class A	136,200	11,883,450

		43,362,594

Air Freight & Logistics—1.1%
FedEx Corp.	44,150	11,017,191

Airlines—1.2%
Southwest Airlines Co.	186,100	12,180,245

Auto Components—2.1%
Lear Corp.	60,100	10,617,266
Magna International, Inc.	189,700	10,750,299

		21,367,565

Automobiles—1.2%
Thor Industries, Inc.	79,300	11,952,096

Banks—7.3%
BB&T Corp.	197,600	9,824,672
BOK Financial Corp.	114,100	10,533,712
Comerica, Inc.	130,900	11,363,429
Fifth Third Bancorp	305,700	9,274,938
KeyCorp	562,400	11,343,608
Regions Financial Corp.	644,200	11,131,776
SunTrust Banks, Inc.	167,500	10,818,825

		74,290,960

Beverages—2.0%
Coca-Cola European Partners PLC	270,100	10,763,485
Molson Coors Brewing Co., Class B	117,300	9,626,811

		20,390,296

Building Products—1.1%
Owens Corning	122,100	11,225,874

Capital Markets—6.2%
Affiliated Managers Group, Inc.	53,000	10,878,250
Ameriprise Financial, Inc.	63,900	10,829,133
Bank of New York Mellon Corp.	197,000	10,610,420
Invesco Ltd.	290,400	10,611,216
Raymond James Financial, Inc.	108,900	9,724,770
State Street Corp.	110,800	10,815,188

		63,468,977

Chemicals—2.9%
Celanese Corp., Ser. A	96,800	10,365,344
Eastman Chemical Co.	115,800	10,727,712
PPG Industries, Inc.	75,200	8,784,864

		29,877,920

Communications Equipment—1.8%
Harris Corp.	62,400	8,838,960
Juniper Networks, Inc.	320,700	9,139,950

		17,978,910

Construction & Engineering—2.2%
EMCOR Group, Inc.	133,400	10,905,450
Jacobs Engineering Group, Inc.	172,100	11,351,716

		22,257,166

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	83

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Consumer Finance—1.1%
Discover Financial Services	149,800	$11,522,616

Containers & Packaging—2.9%
International Paper Co.	185,700	10,759,458
Packaging Corp. of America	70,300	8,474,665
Sonoco Products Co.	186,900	9,931,866

		29,165,989

Distributors—1.0%
Genuine Parts Co.	111,200	10,565,112

Electric Utilities—3.4%
American Electric Power Co., Inc.	104,800	7,710,136
Entergy Corp.	104,500	8,505,255
PPL Corp.	343,600	10,634,420
Southern Co.	171,300	8,237,817

		35,087,628

Electrical Equipment—1.1%
Eaton Corp. PLC	138,300	10,927,083

Electronic Equipment, Instruments & Components—2.0%
Corning, Inc.	286,500	9,165,135
TE Connectivity Ltd.	113,100	10,749,024

		19,914,159

Equity Real Estate Investment Trusts (REITs)—7.8%
American Tower Corp.	75,500	10,771,585
Digital Realty Trust, Inc.	94,800	10,797,720
Lamar Advertising Co., Class A	143,600	10,660,864
Mid-America Apartment Communities, Inc.	106,500	10,709,640
National Health Investors, Inc.	139,900	10,545,662
Prologis, Inc.	166,300	10,728,013
Ventas, Inc.	86,600	5,196,866
Weyerhaeuser Co.	304,300	10,729,618

		80,139,968

Food Products—2.9%
Archer-Daniels-Midland Co.	199,300	7,987,944
General Mills, Inc.	90,000	5,336,100
Ingredion, Inc.	78,200	10,932,360
JM Smucker Co.	43,400	5,392,016

		29,648,420

Healthcare Equipment & Supplies—1.5%
STERIS PLC	93,800	8,204,686
Zimmer Biomet Holdings, Inc.	58,800	7,095,396

		15,300,082

Healthcare Providers & Services—4.2%
Anthem, Inc.	39,000	8,775,390
Cardinal Health, Inc.	97,000	5,943,190
Fresenius Medical Care AG & Co. KGaA ADR	206,100	10,830,555
McKesson Corp.	45,300	7,064,535
Universal Health Services, Inc., Class B	90,100	10,212,835

		42,826,505

Household Durables—1.2%
DR Horton, Inc.	241,100	12,312,977

	Shares	Value
Household Products—1.1%
Church & Dwight Co., Inc.	215,800	$10,826,686

Insurance—7.7%
American Financial Group, Inc.	93,900	10,191,906
Aon PLC	57,900	7,758,600
Everest Re Group Ltd.	44,100	9,757,566
Hartford Financial Services Group, Inc.	156,600	8,813,448
Lincoln National Corp.	138,200	10,623,434
Principal Financial Group, Inc.	150,300	10,605,168
Prudential Financial, Inc.	90,900	10,451,682
Unum Group	195,100	10,709,039

		78,910,843

IT Services—3.9%
Amdocs Ltd.	110,700	7,248,636
Booz Allen Hamilton Holding Corp.	171,800	6,550,734
DXC Technology Co.	103,200	9,793,680
Fidelity National Information Services, Inc.	80,000	7,527,200
Genpact Ltd.	284,900	9,042,726

		40,162,976

Leisure Equipment & Products—0.9%
Brunswick Corp.	165,300	9,127,866

Machinery—3.6%
Crane Co.	93,400	8,333,148
Cummins, Inc.	62,800	11,092,992
Illinois Tool Works, Inc.	48,900	8,158,965
Ingersoll-Rand PLC	103,500	9,231,165

		36,816,270

Media—0.7%
WPP PLC ADR	78,000	7,063,680

Metals & Mining—1.0%
Nucor Corp.	166,400	10,579,712

Multi-Utilities—0.9%
Public Service Enterprise Group, Inc.	183,400	9,445,100

Oil, Gas & Consumable Fuels—6.3%
Buckeye Partners L.P.	149,700	7,417,635
EQT Midstream Partners L.P.	159,500	11,659,450
Magellan Midstream Partners L.P.	160,100	11,357,494
Marathon Petroleum Corp.	172,800	11,401,344
Spectra Energy Partners L.P.	267,200	10,565,088
Valero Energy Corp.	126,000	11,580,660

		63,981,671

Professional Services—1.0%
ManpowerGroup, Inc.	84,300	10,631,073

Road & Rail—3.2%
Canadian Pacific Railway Ltd.	59,800	10,929,048
Kansas City Southern	99,500	10,469,390
Norfolk Southern Corp.	78,900	11,432,610

		32,831,048

	Shares	Value
Semiconductors & Semiconductor Equipment—3.1%
Applied Materials, Inc.	210,900	$10,781,208
Lam Research Corp.	58,200	10,712,874
Skyworks Solutions, Inc.	110,200	10,463,490

		31,957,572

Total Common Stock (cost—$753,090,890)		979,114,830

	Principal Amount (000s)
Repurchase Agreements—4.2%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $43,324,963; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $44,194,249 including accrued interest
(cost—$43,324,000)	$43,324	43,324,000

Total Investments (cost—$796,414,890)—100.0%		1,022,438,830

Other assets less liabilities—0.0%		272,317

Net Assets—100.0%		$1,022,711,147

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

84	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

AllianzGI NFJ Small-Cap Value Fund

	Shares	Value
Common Stock—98.4%
Aerospace & Defense—2.4%
CAE, Inc.	1,610,800	$29,896,448
Elbit Systems Ltd.	28,348	3,778,505
Orbital ATK, Inc.	248,175	32,635,012

		66,309,965

Airlines—1.0%
WestJet Airlines Ltd.	1,252,486	26,265,339

Auto Components—2.1%
Dana, Inc.	1,055,210	33,777,272
Tenneco, Inc.	407,000	23,825,780

		57,603,052

Automobiles—1.3%
Thor Industries, Inc.	225,450	33,979,824

Banks—16.4%
Associated Banc-Corp	1,083,200	27,513,280
Berkshire Hills Bancorp, Inc.	722,874	26,457,188
East West Bancorp, Inc.	461,990	28,102,852
Fidelity Southern Corp.	1,113,400	24,272,120
First Horizon National Corp.	1,379,100	27,568,209
First Interstate Bancsystem, Inc., Class A	687,548	27,536,297
First Midwest Bancorp, Inc.	1,123,722	26,980,565
FNB Corp.	1,969,255	27,215,104
Great Western Bancorp, Inc.	677,195	26,952,361
Heartland Financial USA, Inc.	541,270	29,039,136
Hilltop Holdings, Inc.	1,078,100	27,308,273
Old National Bancorp	1,542,720	26,920,464
Simmons First National Corp., Class A	495,400	28,287,340
TCF Financial Corp.	1,358,640	27,852,120
Umpqua Holdings Corp.	1,262,340	26,256,672
United Community Banks, Inc.	983,730	27,682,162
WesBanco, Inc.	198,021	8,049,554

		443,993,697

Building Products—1.2%
Universal Forest Products, Inc.	900,592	33,880,271

Capital Markets—2.0%
AllianceBernstein Holding L.P.	533,012	13,351,951
Houlihan Lokey, Inc.	596,950	27,119,438
OM Asset Management PLC	814,344	13,640,262

		54,111,651

Chemicals—5.2%
Cabot Corp.	532,260	32,781,893
Innophos Holdings, Inc.	511,852	23,918,844
Methanex Corp.	476,600	28,858,130
Orion Engineered Carbons S.A.	1,249,275	31,981,440
Rentech Nitrogen Partners L.P. (a)(b)(d)	555,768	56
Stepan Co.	291,958	23,055,923

		140,596,286

	Shares	Value
Commercial Services & Supplies—3.4%
Deluxe Corp.	448,550	$34,466,582
Ennis, Inc.	808,501	16,776,396
Interface, Inc.	1,384,358	34,816,604
Knoll, Inc.	216,690	4,992,537

		91,052,119

Construction & Engineering—3.5%
Argan, Inc.	399,523	17,978,535
Comfort Systems USA, Inc.	785,870	34,303,226
EMCOR Group, Inc.	227,700	18,614,475
KBR, Inc.	1,205,610	23,907,246

		94,803,482

Containers & Packaging—2.1%
Graphic Packaging Holding Co.	1,898,020	29,324,409
Silgan Holdings, Inc.	915,306	26,900,843

		56,225,252

Electrical Equipment—2.0%
EnerSys	355,051	24,722,201
Regal Beloit Corp.	380,720	29,163,152

		53,885,353

Electronic Equipment, Instruments & Components—4.5%
Belden, Inc.	354,790	27,379,144
Methode Electronics, Inc.	696,912	27,946,171
SYNNEX Corp.	250,171	34,010,748
Vishay Intertechnology, Inc.	1,503,000	31,187,250

		120,523,313

Equity Real Estate Investment Trusts (REITs)—5.9%
Cousins Properties, Inc.	2,680,730	24,796,753
CyrusOne, Inc.	523,444	31,160,621
InfraREIT, Inc.	1,377,620	25,596,180
Monmouth Real Estate Investment Corp.	1,935,498	34,451,864
National Health Investors, Inc.	388,800	29,307,744
Potlatch Corp.	257,500	12,849,250

		158,162,412

Food Products—1.7%
Ingredion, Inc.	241,960	33,826,008
Sanderson Farms, Inc.	85,900	11,921,202

		45,747,210

Gas Utilities—2.2%
AmeriGas Partners L.P.	692,100	31,995,783
National Fuel Gas Co.	513,990	28,223,191

		60,218,974

Healthcare Equipment & Supplies—1.1%
Hill-Rom Holdings, Inc.	358,750	30,239,037

Healthcare Providers & Services—1.3%
Encompass Health Corp. (d)	690,809	34,132,873

Hotels, Restaurants & Leisure—1.1%
Ruth’s Hospitality Group, Inc.	1,367,905	29,615,143

Household Durables—1.1%
MDC Holdings, Inc.	902,944	28,785,855

Household Products—1.0%
Energizer Holdings, Inc.	552,720	26,519,506

	Shares	Value
Insurance—4.9%
American Financial Group, Inc.	272,270	$29,552,186
CNO Financial Group, Inc.	1,388,490	34,281,818
First American Financial Corp.	612,530	34,326,181
Old Republic International Corp.	1,594,690	34,094,472

		132,254,657

IT Services—5.5%
Booz Allen Hamilton Holding Corp.	750,080	28,600,550
Convergys Corp.	1,190,846	27,984,881
CSRA, Inc.	876,300	26,218,896
DST Systems, Inc.	505,250	31,360,867
Genpact Ltd.	1,065,740	33,826,588

		147,991,782

Leisure Equipment & Products—1.0%
Brunswick Corp.	469,000	25,898,180

Machinery—5.6%
Barnes Group, Inc.	391,545	24,773,052
Crane Co.	384,380	34,294,384
Global Brass & Copper Holdings, Inc.	841,452	27,852,061
ITT, Inc.	637,095	34,001,760
Wabash National Corp.	1,350,020	29,295,434

		150,216,691

Media—1.1%
Meredith Corp.	470,092	31,049,577

Metals & Mining—1.6%
Steel Dynamics, Inc.	635,100	27,391,863
SunCoke Energy Partners L.P.	859,307	14,994,907

		42,386,770

Multi-Utilities—0.9%
Black Hills Corp.	389,160	23,392,408

Oil, Gas & Consumable Fuels—6.5%
Alliance Resource Partners L.P.	1,515,870	29,862,639
Boardwalk Pipeline Partners L.P.	2,116,639	27,325,809
CNX Midstream Partners L.P. (c)(d)	1,623,371	27,223,932
Delek Logistics Partners L.P.	516,764	16,381,419
NuStar GP Holdings LLC	850,050	13,345,785
SandRidge Permian Trust	1,440,458	2,952,939
TC Pipelines L.P.	629,893	33,447,318
Valero Energy Partners L.P.	353,962	15,751,309
World Fuel Services Corp.	321,758	9,054,270

		175,345,420

Paper & Forest Products—2.8%
Neenah Paper, Inc.	373,503	33,858,047
Schweitzer-Mauduit International, Inc.	424,654	19,262,306
Western Forest Products, Inc.	11,667,960	22,741,847

		75,862,200

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	85

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Professional Services—1.2%
Korn/Ferry International	816,262	$33,776,922

Semiconductors & Semiconductor Equipment—2.5%
MKS Instruments, Inc.	360,900	34,105,050
Versum Materials, Inc.	902,746	34,168,936

		68,273,986

Textiles, Apparel & Luxury Goods—0.6%
Carter’s, Inc.	150,510	17,683,420

Thrifts & Mortgage Finance—1.0%
Washington Federal, Inc.	810,880	27,772,640

Tobacco—0.7%
Universal Corp.	375,519	19,714,748

Total Common Stock (cost—$2,099,151,552)		2,658,270,015

	Principal Amount (000s)
Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $53,751,194; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $54,827,808 including accrued interest
(cost—$53,750,000)	$53,750	53,750,000

Total Investments (cost—$2,152,901,552)—100.4%		2,712,020,015

Liabilities in excess of other assets—(0.4)%		(11,023,198)

Net Assets—100.0%		$2,700,996,817

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $56, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Small-Cap Blend Fund

	Shares	Value
Common Stock—97.5%
Aerospace & Defense—1.1%
AAR Corp.	7,422	$291,610
BWX Technologies, Inc.	3,195	193,265
HEICO Corp.	1,485	140,110
HEICO Corp., Class A	3,038	240,154
Moog, Inc., Class A (c)	635	55,150

		920,289

Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (c)	11,107	257,016
Echo Global Logistics, Inc. (c)	8,030	224,840
Forward Air Corp.	3,185	182,946

		664,802

Airlines—0.2%
SkyWest, Inc.	2,789	148,096

Auto Components—1.2%
Dana, Inc.	25,360	811,773
Modine Manufacturing Co. (c)	9,079	183,396
Motorcar Parts of America, Inc. (c)	1,219	30,463
Tower International, Inc.	1,218	37,210

		1,062,842

Banks—4.4%
Bancorp, Inc. (c)	66,725	659,243
Carolina Financial Corp.	963	35,775
Enterprise Financial Services Corp.	3,875	174,956
Equity Bancshares, Inc., Class A (c)	1,209	42,811
First Foundation, Inc. (c)	2,801	51,931
First Internet Bancorp	1,150	43,873
First Merchants Corp.	11,165	469,600
Franklin Financial Network, Inc. (c)	1,173	39,999
National Commerce Corp. (c)	725	29,181
Old Line Bancshares, Inc.	9,840	289,690
Pacific Premier Bancorp, Inc. (c)	6,760	270,400
Peapack Gladstone Financial Corp.	15,680	549,114
Preferred Bank	797	46,848
Seacoast Banking Corp. of Florida (c)	2,320	58,487
Shore Bancshares, Inc.	5,400	90,180
TCF Financial Corp.	37,355	765,777
Texas Capital Bancshares, Inc. (c)	2,576	229,006

		3,846,871

Beverages—0.2%
Boston Beer Co., Inc., Class A (c)	335	64,019
MGP Ingredients, Inc.	920	70,730
National Beverage Corp.	310	30,206
Primo Water Corp. (c)	3,120	39,218

		204,173

Biotechnology—4.8%
Abeona Therapeutics, Inc. (c)	1,292	20,478
Achaogen, Inc. (c)	921	9,892
Adamas Pharmaceuticals, Inc. (c)	572	19,385
Agenus, Inc. (c)	2,966	9,669
Amicus Therapeutics, Inc. (c)	5,641	81,174
Arrowhead Pharmaceuticals, Inc. (c)	154,465	568,431

	Shares	Value
BioCryst Pharmaceuticals, Inc. (c)	1,989	$9,766
BioSpecifics Technologies Corp. (c)	4,278	185,366
Bluebird Bio, Inc. (c)	335	59,663
Blueprint Medicines Corp. (c)	664	50,072
Calithera Biosciences, Inc. (c)	1,021	8,525
Cara Therapeutics, Inc. (c)	1,274	15,594
Clovis Oncology, Inc. (c)	910	61,880
Concert Pharmaceuticals, Inc. (c)	1,497	38,727
Corbus Pharmaceuticals Holdings, Inc. (c)	1,535	10,898
Cytokinetics, Inc. (c)	1,445	11,777
CytomX Therapeutics, Inc. (c)	979	20,667
Dynavax Technologies Corp. (c)	587	10,977
Emergent Biosolutions, Inc. (c)	17,225	800,446
FibroGen, Inc. (c)	1,636	77,546
Flexion Therapeutics, Inc. (c)	9,874	247,245
Genomic Health, Inc. (c)	17,090	584,478
Halozyme Therapeutics, Inc. (c)	3,257	65,987
Heron Therapeutics, Inc. (c)	1,301	23,548
Ignyta, Inc. (c)	1,668	44,536
ImmunoGen, Inc. (c)	2,858	18,320
Immunomedics, Inc. (c)	1,594	25,759
Inovio Pharmaceuticals, Inc. (c)	2,730	11,275
Iovance Biotherapeutics, Inc. (c)	2,482	19,856
La Jolla Pharmaceutical Co. (c)	1,043	33,564
Ligand Pharmaceuticals, Inc. (c)	405	55,457
MacroGenics, Inc. (c)	988	18,772
Myriad Genetics, Inc. (c)	1,955	67,144
NewLink Genetics Corp. (c)	660	5,353
Portola Pharmaceuticals, Inc. (c)	1,167	56,810
Progenics Pharmaceuticals, Inc. (c)	2,607	15,512
Puma Biotechnology, Inc. (c)	724	71,567
Repligen Corp. (c)	12,883	467,395
Sage Therapeutics, Inc. (c)	688	113,320
Sangamo Therapeutics, Inc. (c)	1,379	22,616
Sarepta Therapeutics, Inc. (c)	988	54,972
Selecta Biosciences, Inc. (c)	646	6,337
Synergy Pharmaceuticals, Inc. (c)	7,106	15,846
TG Therapeutics, Inc. (c)	1,768	14,498
Vanda Pharmaceuticals, Inc. (c)	1,803	27,406

		4,158,506

Building Products—0.6%
Patrick Industries, Inc. (c)	4,557	316,483
PGT Innovations, Inc. (c)	2,622	44,181
Trex Co., Inc. (c)	1,323	143,400

		504,064

Capital Markets—1.5%
Carlyle Group L.P.	25,210	577,309
Golub Capital BDC, Inc.	9,250	168,350
Interactive Brokers Group, Inc., Class A	840	49,736
Main Street Capital Corp.	2,675	106,278
New Mountain Finance Corp.	3,385	45,867
TCP Capital Corp.	4,785	73,115
TPG Specialty Lending, Inc.	2,520	49,896
Tri Continental Corp.	8,230	221,716

		1,292,267

86	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Chemicals—1.2%
American Vanguard Corp.	9,927	$195,065
Balchem Corp.	1,060	85,436
Ferro Corp. (c)	1,695	39,985
KMG Chemicals, Inc.	763	50,419
Koppers Holdings, Inc. (c)	1,124	57,212
Sensient Technologies Corp.	1,300	95,095
Tronox Ltd., Class A	15,260	312,983
Westlake Chemical Partners L.P.	9,655	240,892

		1,077,087

Commercial Services & Supplies—2.1%
Herman Miller, Inc.	16,250	650,812
Hudson Technologies, Inc. (c)	4,572	27,752
MSA Safety, Inc.	7,230	560,470
Tetra Tech, Inc.	11,740	565,281

		1,804,315

Communications Equipment—0.4%
Extreme Networks, Inc. (c)	12,660	158,503
Lumentum Holdings, Inc. (c)	2,952	144,353

		302,856

Construction & Engineering—0.8%
Granite Construction, Inc.	4,363	276,745
MasTec, Inc. (c)	5,380	263,351
NV5 Global, Inc. (c)	1,190	64,439
Sterling Construction Co., Inc. (c)	3,037	49,442

		653,977

Construction Materials—0.1%
U.S. Concrete, Inc. (c)	943	78,882

Consumer Finance—0.0%
Green Dot Corp., Class A (c)	710	42,785

Containers & Packaging—1.5%
Greif, Inc., Class A	9,555	578,842
Owens-Illinois, Inc. (c)	31,255	692,923
Silgan Holdings, Inc.	1,935	56,870

		1,328,635

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (c)	4,272	401,568
Carriage Services, Inc.	1,843	47,384
Chegg, Inc. (c)	13,500	220,320
Grand Canyon Education, Inc. (c)	355	31,783

		701,055

Diversified Financial Services—0.1%
Compass Diversified Holdings	7,260	123,057

Diversified Telecommunication Services—0.3%
ORBCOMM, Inc. (c)	29,559	300,911

Electric Utilities—1.4%
Hawaiian Electric Industries, Inc.	8,625	311,794
IDACORP, Inc.	3,725	340,316
Otter Tail Corp.	1,785	79,343
PNM Resources, Inc.	3,980	160,991
Portland General Electric Co.	6,545	298,321

		1,190,765

Electrical Equipment—0.2%
Plug Power, Inc. (c)	79,741	188,189

Electronic Equipment, Instruments & Components—2.7%
ePlus, Inc. (c)	437	32,862

	Shares	Value
II-VI, Inc. (c)	2,764	$129,770
Itron, Inc. (c)	11,421	778,912
Mesa Laboratories, Inc.	295	36,669
Novanta, Inc. (c)	9,070	453,500
OSI Systems, Inc. (c)	690	44,422
Tech Data Corp. (c)	8,645	846,951

		2,323,086

Energy Equipment & Services—0.5%
ProPetro Holding Corp. (c)	13,509	272,341
U.S. Silica Holdings, Inc.	4,455	145,055

		417,396

Equity Real Estate Investment Trusts (REITs)—4.0%
Chatham Lodging Trust	20,835	474,205
Getty Realty Corp.	26,750	726,530
Gladstone Commercial Corp.	34,340	723,200
InfraREIT, Inc.	23,495	436,537
Piedmont Office Realty Trust, Inc., Class A	27,180	533,000
QTS Realty Trust, Inc., Class A	5,192	281,199
STAG Industrial, Inc.	8,576	234,382
Winthrop Realty Trust (a)(b)(c)	12,960	80,352

		3,489,405

Food & Staples Retailing—0.3%
Performance Food Group Co. (c)	7,161	237,029
PriceSmart, Inc.	555	47,786

		284,815

Food Products—0.9%
J&J Snack Foods Corp.	1,895	287,718
John B Sanfilippo & Son, Inc.	760	48,070
Lancaster Colony Corp.	330	42,640
Pinnacle Foods, Inc.	3,360	199,819
Sanderson Farms, Inc.	490	68,002
Tootsie Roll Industries, Inc.	2,603	94,749

		740,998

Gas Utilities—0.4%
New Jersey Resources Corp. (c)	960	38,592
Spire, Inc.	1,910	143,536
Star Group L.P.	15,160	162,970

		345,098

Healthcare Equipment & Supplies—6.1%
Antares Pharma, Inc. (c)	9,635	19,174
AtriCure, Inc. (c)	1,869	34,090
Atrion Corp.	85	53,601
AxoGen, Inc. (c)	3,233	91,494
Cantel Medical Corp.	1,109	114,083
CryoLife, Inc. (c)	2,278	43,624
CryoPort, Inc. (c)	5,038	43,276
Cutera, Inc. (c)	1,814	82,265
GenMark Diagnostics, Inc. (c)	3,610	15,054
Haemonetics Corp. (c)	580	33,686
Halyard Health, Inc. (c)	14,420	665,915
Heska Corp. (c)	342	27,432
Hill-Rom Holdings, Inc.	8,118	684,266
ICU Medical, Inc. (c)	165	35,640
Inogen, Inc. (c)	1,425	169,689
Insulet Corp. (c)	2,344	161,736
Integra LifeSciences Holdings Corp. (c)	1,060	50,732
LeMaitre Vascular, Inc.	6,581	209,539
LivaNova PLC (c)	4,890	390,809
Masimo Corp. (c)	9,655	818,744
Novocure Ltd. (c)	9,341	188,688

	Shares	Value
Penumbra, Inc. (c)	1,556	$146,420
RTI Surgical, Inc. (c)	130,705	535,890
Surmodics, Inc. (c)	1,203	33,684
Tactile Systems Technology, Inc. (c)	7,763	224,972
Utah Medical Products, Inc.	2,915	237,281
West Pharmaceutical Services, Inc.	1,370	135,178

		5,246,962

Healthcare Providers & Services—1.4%
BioTelemetry, Inc. (c)	8,716	260,609
Chemed Corp.	440	106,929
Cross Country Healthcare, Inc. (c)	3,117	39,773
Encompass Health Corp. (c)	2,025	100,055
LHC Group, Inc. (c)	635	38,894
Owens & Minor, Inc.	20,040	378,355
Premier, Inc., Class A (c)	1,765	51,520
Providence Service Corp. (c)	750	44,505
RadNet, Inc. (c)	3,222	32,542
Triple-S Management Corp., Class B (c)	5,255	130,587

		1,183,769

Healthcare Technology—1.0%
Tabula Rasa HealthCare, Inc. (c)	10,687	299,771
Teladoc, Inc. (c)	4,566	159,125
Vocera Communications, Inc. (c)	12,119	366,236

		825,132

Hotels, Restaurants & Leisure—6.2%
Carrols Restaurant Group, Inc. (c)	4,137	50,264
Century Casinos, Inc. (c)	4,224	38,565
Choice Hotels International, Inc.	1,315	102,044
Churchill Downs, Inc.	3,279	763,023
Dave & Buster’s Entertainment, Inc. (c)	5,599	308,897
Eldorado Resorts, Inc. (c)	7,630	252,934
Extended Stay America, Inc. UNIT	30,775	584,725
Golden Entertainment, Inc. (c)	16,945	553,254
Hyatt Hotels Corp., Class A (c)	13,285	976,979
Jack in the Box, Inc.	2,783	273,040
Marriott Vacations Worldwide Corp.	5,560	751,768
Penn National Gaming, Inc. (c)	2,660	83,338
Planet Fitness, Inc., Class A (c)	5,084	176,059
Texas Roadhouse, Inc.	6,095	321,085
Tropicana Entertainment, Inc. (c)	2,340	132,374

		5,368,349

Household Durables—3.3%
Installed Building Products, Inc. (c)	2,021	153,495
Lennar Corp., Class B	5,530	285,790
LGI Homes, Inc. (c)	1,188	89,136
M/I Homes, Inc. (c)	23,629	812,838
Taylor Morrison Home Corp., Class A (c)	24,140	590,706
William Lyon Homes, Class A (c)	30,989	901,160

		2,833,125

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	87

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Household Products—1.6%
Central Garden & Pet Co. (c)	15,210	$591,973
Central Garden & Pet Co., Class A (c)	13,105	494,190
Energizer Holdings, Inc.	1,335	64,053
WD-40 Co.	1,695	200,010

		1,350,226

Independent Power Producers & Energy Traders—0.3%
Ormat Technologies, Inc.	3,628	232,047

Insurance—1.5%
American Equity Investment Life Holding Co.	1,050	32,267
Argo Group International Holdings Ltd.	1,155	71,206
CNO Financial Group, Inc.	1,440	35,554
Donegal Group, Inc., Class A	24,205	418,746
EMC Insurance Group, Inc.	3,075	88,222
Infinity Property & Casualty Corp.	310	32,860
Kemper Corp.	485	33,416
Mercury General Corp.	1,280	68,403
Primerica, Inc.	495	50,267
ProAssurance Corp.	1,905	108,871
RLI Corp.	570	34,576
Third Point Reinsurance Ltd. (c)	19,305	282,818

		1,257,206

Internet & Catalog Retail—0.6%
Duluth Holdings, Inc., Class B (c)	1,357	24,222
Groupon, Inc. (c)	39,226	200,053
Nutrisystem, Inc.	5,127	269,680

		493,955

Internet Software & Services—3.1%
2U, Inc. (c)	2,476	159,727
Alarm.com Holdings, Inc. (c)	4,687	176,934
Amber Road, Inc. (c)	4,790	35,159
Box, Inc., Class A (c)	7,174	151,515
Carbonite, Inc. (c)	9,630	241,713
CommerceHub, Inc., Ser. C (c)	3,325	68,462
Five9, Inc. (c)	9,471	235,638
GTT Communications, Inc. (c)	7,993	375,271
Hortonworks, Inc. (c)	19,511	392,366
Instructure, Inc. (c)	6,400	211,840
LivePerson, Inc. (c)	18,218	209,507
LogMeIn, Inc.	290	33,205
New Relic, Inc. (c)	700	40,439
Quotient Technology, Inc. (c)	14,599	171,538
Yelp, Inc. (c)	3,858	161,882

		2,665,196

IT Services—3.4%
CoreLogic, Inc. (c)	1,355	62,615
DST Systems, Inc.	8,535	529,767
EPAM Systems, Inc. (c)	2,181	234,305
ExlService Holdings, Inc. (c)	3,380	203,983
First Data Corp., Class A (c)	32,695	546,333
Hackett Group, Inc.	2,564	40,280
Mantech International Corp., Class A	13,910	698,143
MAXIMUS, Inc.	1,265	90,549
Travelport Worldwide Ltd.	42,200	551,554

		2,957,529

Leisure Equipment & Products—1.2%
Callaway Golf Co.	13,109	182,608
Clarus Corp. (c)	24,175	189,774

	Shares	Value
Johnson Outdoors, Inc., Class A	685	$42,532
MCBC Holdings, Inc. (c)	25,605	568,943
Nautilus, Inc. (c)	2,678	35,751

		1,019,608

Life Sciences Tools & Services—3.3%
Bio-Rad Laboratories, Inc., Class A (c)	635	151,555
Bruker Corp.	4,760	163,363
Charles River Laboratories International, Inc. (c)	10,450	1,143,753
Enzo Biochem, Inc. (c)	4,268	34,784
NeoGenomics, Inc. (c)	6,982	61,861
PRA Health Sciences, Inc. (c)	14,506	1,321,061

		2,876,377

Machinery—3.0%
Blue Bird Corp. (c)	14,810	294,719
Columbus McKinnon Corp.	3,779	151,085
Energy Recovery, Inc. (c)	2,142	18,743
Global Brass & Copper Holdings, Inc.	1,072	35,483
John Bean Technologies Corp.	1,896	210,077
Kadant, Inc.	765	76,806
Kennametal, Inc.	4,464	216,102
Kornit Digital Ltd. (c)	10,954	176,907
Lydall, Inc. (c)	10,779	547,034
NN, Inc.	7,370	203,412
Park-Ohio Holdings Corp.	12,115	556,684
Spartan Motors, Inc.	2,776	43,722
Titan International, Inc.	4,043	52,074

		2,582,848

Marine—0.0%
Kirby Corp. (c)	570	38,076

Media—1.2%
IMAX Corp. (c)	8,631	199,808
John Wiley & Sons, Inc., Class A	1,630	107,172
Liberty Broadband Corp., Class A (c)	1,500	127,575
MDC Partners, Inc., Class A (c)	38,960	379,860
New York Times Co., Class A	2,285	42,273
News Corp., Class B	11,810	196,046

		1,052,734

Metals & Mining—0.2%
Allegheny Technologies, Inc. (c)	6,104	147,351

Mortgage Real Estate Investment Trusts (REITs)—2.9%
Apollo Commercial Real Estate Finance, Inc.	17,610	324,904
ARMOUR Residential REIT, Inc.	3,070	78,960
Blackstone Mortgage Trust, Inc., Class A	12,775	411,099
Cherry Hill Mortgage Investment Corp.	3,980	71,600
Chimera Investment Corp.	10,085	186,371
CYS Investments, Inc.	31,305	251,379
Dynex Capital, Inc.	11,400	79,914
Granite Point Mortgage Trust, Inc.	4,915	87,192
Invesco Mortgage Capital, Inc.	12,665	225,817
Ladder Capital Corp.	4,050	55,202
MFA Financial, Inc.	38,435	304,405
MTGE Investment Corp.	3,515	65,028
Orchid Island Capital, Inc.	3,485	32,341
PennyMac Mortgage Investment Trust	2,660	42,746
TPG RE Finance Trust, Inc.	1,835	34,957
Two Harbors Investment Corp.	16,195	263,331

		2,515,246

	Shares	Value
Multi-Utilities—0.2%
NorthWestern Corp.	3,220	$192,234

Oil, Gas & Consumable Fuels—4.0%
Alon USA Partners L.P.	47,865	818,013
Antero Midstream GP L.P.	1,860	36,679
Antero Midstream Partners L.P.	1,945	56,483
Arch Coal, Inc., Class A	575	53,567
Black Stone Minerals L.P.	4,285	76,873
Boardwalk Pipeline Partners L.P.	9,155	118,191
Callon Petroleum Co. (c)	17,761	215,796
CNX Midstream Partners L.P. (c)	2,670	44,776
CNX Resources Corp. (c)	2,615	38,257
Crestwood Equity Partners L.P.	1,375	35,475
Dominion Energy Midstream Partners L.P.	1,040	31,668
Dorchester Minerals L.P.	5,055	76,836
Evolution Petroleum Corp.	5,114	35,031
Hess Midstream Partners L.P.	11,770	233,164
Linn Energy, Inc. (c)	985	39,646
Matador Resources Co. (c)	1,250	38,913
Noble Midstream Partners L.P.	955	47,750
Oasis Petroleum, Inc. (c)	20,701	174,095
Par Pacific Holdings, Inc. (c)	5,305	102,280
PBF Energy, Inc., Class A	13,435	476,271
Peabody Energy Corp. (c)	1,335	52,559
Plains GP Holdings L.P., Class A (c)	1,875	41,156
Ring Energy, Inc. (c)	3,402	47,288
Sanchez Energy Corp. (c)	3,982	21,144
Ship Finance International Ltd.	2,660	41,230
Sunoco L.P.	10,695	303,738
Tallgrass Energy Partners L.P.	1,540	70,609
Valero Energy Partners L.P.	805	35,823
Viper Energy Partners L.P.	2,730	63,691

		3,427,002

Paper & Forest Products—0.2%
Louisiana-Pacific Corp. (c)	7,293	191,514

Personal Products—0.6%
Edgewell Personal Care Co. (c)	1,820	108,090
Inter Parfums, Inc.	940	40,843
Medifast, Inc.	1,805	126,007
Nu Skin Enterprises, Inc., Class A	1,840	125,543
USANA Health Sciences, Inc. (c)	2,105	155,875

		556,358

Pharmaceuticals—3.4%
Amphastar Pharmaceuticals, Inc. (c)	1,520	29,245
ANI Pharmaceuticals, Inc. (c)	5,413	348,868
Catalent, Inc. (c)	27,292	1,121,155
Cymabay Therapeutics, Inc. (c)	1,509	13,883
Innoviva, Inc. (c)	28,535	404,912
Intersect ENT, Inc. (c)	1,627	52,715
Nektar Therapeutics (c)	1,870	111,676
Omeros Corp. (c)	1,211	23,530
Paratek Pharmaceuticals, Inc. (c)	816	14,606
Phibro Animal Health Corp., Class A	17,500	586,250
Revance Therapeutics, Inc. (c)	2,548	91,091
Supernus Pharmaceuticals, Inc. (c)	3,677	146,528
Teligent, Inc. (c)	5,479	19,889
WaVe Life Sciences Ltd. (c)	475	16,672

		2,981,020

88	Semiannual Report	| December 31, 2017	| See accompanying Notes to Financial Statements

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Professional Services—2.7%
Barrett Business Services, Inc.	7,835	$505,279
CRA International, Inc.	723	32,499
GP Strategies Corp. (c)	1,182	27,422
Heidrick & Struggles International, Inc.	23,245	570,665
Kforce, Inc.	1,653	41,738
Korn/Ferry International	22,015	910,981
WageWorks, Inc. (c)	4,450	275,900

		2,364,484

Road & Rail—0.5%
Daseke, Inc. (c)	15,805	225,853
Saia, Inc. (c)	2,136	151,122
Universal Logistics Holdings, Inc.	1,970	46,788

		423,763

Semiconductors & Semiconductor Equipment—3.3%
Amkor Technology, Inc. (c)	55,965	562,448
Axcelis Technologies, Inc. (c)	1,691	48,532
AXT, Inc. (c)	5,905	51,374
Brooks Automation, Inc.	4,466	106,514
CEVA, Inc. (c)	1,298	59,903
Entegris, Inc.	24,747	753,546
FormFactor, Inc. (c)	11,231	175,765
Ichor Holdings Ltd. (c)	6,280	154,488
Impinj, Inc. (c)	3,832	86,335
Integrated Device Technology, Inc. (c)	7,707	229,129
MKS Instruments, Inc.	6,385	603,382
PDF Solutions, Inc. (c)	2,261	35,498

		2,866,914

Software—4.3%
A10 Networks, Inc. (c)	48,265	372,606
Aspen Technology, Inc. (c)	4,740	313,788
Asure Software, Inc. (c)	2,449	34,580
Datawatch Corp. (c)	3,126	29,697
Everbridge, Inc. (c)	1,773	52,694
Fair Isaac Corp.	2,106	322,639
Imperva, Inc. (c)	12,855	510,343
Model N, Inc. (c)	28,965	456,199
Progress Software Corp.	21,270	905,464
PROS Holdings, Inc. (c)	1,255	33,195
Rapid7, Inc. (c)	6,836	127,560
RealPage, Inc. (c)	4,111	182,117
Upland Software, Inc. (c)	1,962	42,497
Varonis Systems, Inc. (c)	3,091	150,068
Verint Systems, Inc. (c)	1,010	42,268
Zynga, Inc., Class A (c)	43,055	172,220

		3,747,935

Specialty Retail—0.8%
Camping World Holdings, Inc., Class A	7,140	319,372
Children’s Place, Inc.	1,081	157,124
Five Below, Inc. (c)	510	33,823
GameStop Corp., Class A	11,595	208,130

		718,449

Technology Hardware, Storage & Peripherals—0.1%
USA Technologies, Inc. (c)	7,223	70,424

Textiles, Apparel & Luxury Goods—1.0%
Crocs, Inc. (c)	3,835	48,475
G-III Apparel Group Ltd. (c)	3,942	145,420
Movado Group, Inc.	18,230	587,006
Skechers U.S.A., Inc., Class A (c)	1,675	63,382

		844,283

	Shares	Value
Thrifts & Mortgage Finance—1.7%
America First Multifamily Investors L.P.	6,680	$40,414
Charter Financial Corp.	4,715	82,701
Essent Group Ltd. (c)	14,670	636,971
First Defiance Financial Corp.	916	47,605
Flagstar Bancorp, Inc. (c)	1,610	60,246
Meridian Bancorp, Inc.	2,888	59,493
United Financial Bancorp, Inc.	30,940	545,782

		1,473,212

Tobacco—0.4%
Turning Point Brands, Inc.	3,040	64,235
Universal Corp.	1,655	86,888
Vector Group Ltd.	7,351	164,515

		315,638

Trading Companies & Distributors—1.1%
Air Lease Corp.	7,671	368,898
Rush Enterprises, Inc., Class B (c)	7,210	347,594
Titan Machinery, Inc. (c)	6,290	133,159
Triton International Ltd. (c)	3,366	126,057

		975,708

Wireless Telecommunication Services—0.4%
Boingo Wireless, Inc. (c)	15,067	339,007

Total Investments (cost—$71,832,998)—97.5%		84,328,903

Other assets less liabilities—2.5%		2,160,416

Net Assets—100.0%		$86,489,319

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $80,352, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust.

UNIT—More than one class of securities traded together.

AllianzGI Technology Fund

	Shares	Value
Common Stock—95.4%
Automobiles—0.2%
Tesla, Inc. (d)	8,461	$2,634,332

Chemicals—0.0%
Monsanto Co.	100	11,678

Communications Equipment—6.2%
Arista Networks, Inc. (d)	213,520	50,301,041
Cisco Systems, Inc. (c)	100	3,830
Juniper Networks, Inc.	100	2,850
Lumentum Holdings, Inc. (d)	100	4,890
Motorola Solutions, Inc.	100	9,034
Nokia Oyj ADR	100	466
Palo Alto Networks, Inc. (d)	216,970	31,447,632

		81,769,743

Diversified Consumer Services—0.0%
New Oriental Education & Technology Group, Inc. ADR	100	9,400

Diversified Telecommunication Services—0.0%
AT&T, Inc.	100	3,888
Verizon Communications, Inc.	100	5,293

		9,181

Electrical Equipment—0.0%
Nidec Corp.	100	14,002
OSRAM Licht AG	100	8,954

		22,956

Electronic Equipment, Instruments & Components—1.4%
CDW Corp.	148,985	10,352,968
Cognex Corp.	32,995	2,017,974
Corning, Inc.	100	3,199
Flex Ltd. (d)	100	1,799
IPG Photonics Corp. (d)	30,325	6,493,492
LG Display Co., Ltd.	1,000	27,835
Murata Manufacturing Co., Ltd.	100	13,389
Samsung Electro-Mechanics Co., Ltd.	170	15,847
Tech Data Corp. (d)	100	9,797

		18,936,300

Equity Real Estate Investment Trusts (REITs)—0.0%
CyrusOne, Inc.	100	5,953

Healthcare Equipment & Supplies—0.0%
Hoya Corp.	100	4,980

Healthcare Technology—0.3%
Veeva Systems, Inc., Class A (d)	62,630	3,462,186

Household Durables—0.0%
Garmin Ltd.	100	5,957

Internet & Catalog Retail—7.8%
Amazon.com, Inc. (d)	60,470	70,717,851
Ctrip.com International Ltd. ADR (d)	100	4,410
Expedia, Inc.	100	11,977
JD.com, Inc. ADR (d)	2,835	117,426
Netflix, Inc. (d)	169,285	32,495,948
Rakuten, Inc.	1,000	9,141
TripAdvisor, Inc. (d)	100	3,446

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	89

Schedule of Investments

December 31, 2017 (unaudited)

	Shares	Value
Vipshop Holdings Ltd. ADR (d)	100	$1,172

		103,361,371

Internet Software & Services—15.1%
58.com, Inc. ADR (d)	100	7,157
Akamai Technologies, Inc. (d)	100	6,504
Alibaba Group Holding Ltd. ADR (d)	114,495	19,742,373
Alphabet, Inc., Class A (c)(d)	31,230	32,897,682
Alphabet, Inc., Class C (d)	25,175	26,343,120
Baidu, Inc. ADR (d)	54,320	12,722,287
Cornerstone OnDemand, Inc. (d)	100	3,533
Criteo S.A. ADR (d)	100	2,603
eBay, Inc. (c)(d)	100	3,774
Facebook, Inc., Class A (d)	462,464	81,606,397
GoDaddy, Inc., Class A (d)	100	5,028
GrubHub, Inc. (d)	37,085	2,662,703
MongoDB, Inc. (d)	10	297
MuleSoft, Inc., Class A (d)	29,712	691,101
NAVER Corp.	100	81,238
NetEase, Inc. ADR	13,380	4,617,037
Okta, Inc. (d)	276,150	7,072,202
SINA Corp. (d)	100	10,031
Tencent Holdings Ltd.	246,600	12,763,501
Twitter, Inc. (d)	100	2,401
Weibo Corp. ADR (d)	20	2,069
Yelp, Inc. (d)	100	4,196
Zillow Group, Inc., Class A (d)	100	4,074
Zillow Group, Inc., Class C (d)	200	8,184

		201,259,492

IT Services—10.5%
Accenture PLC, Class A	100	15,309
Alliance Data Systems Corp.	100	25,348
Amadeus IT Group S.A.	100	7,196
Automatic Data Processing, Inc.	100	11,719
Cognizant Technology Solutions Corp., Class A	124,425	8,836,664
CSRA, Inc.	100	2,992
DXC Technology Co.	448,535	42,565,971
Fidelity National Information Services, Inc.	13,580	1,277,742
First Data Corp., Class A (d)	100	1,671
Fiserv, Inc. (d)	100	13,113
Global Payments, Inc.	113,090	11,336,142
Mastercard, Inc., Class A	38,270	5,792,547
Paychex, Inc.	100	6,808
PayPal Holdings, Inc. (d)	100	7,362
Sabre Corp.	100	2,050
Square, Inc. Class A (c)(d)	1,533,180	53,155,351
Tata Consultancy Services Ltd.	1,000	42,263
Total System Services, Inc.	156,025	12,340,017
Vantiv, Inc., Class A (d)	100	7,355

	Shares	Value
Visa, Inc., Class A (c)	37,540	$4,280,311

		139,727,931

Media—0.0%
Comcast Corp., Class A	200	8,010

Professional Services—0.0%
Nielsen Holdings PLC	100	3,640
Verisk Analytics, Inc., Class A (d)	100	9,600

		13,240

Semiconductors & Semiconductor Equipment—16.4%
ams AG (d)	30,700	2,781,168
Analog Devices, Inc.	100	8,903
Applied Materials, Inc.	405,975	20,753,442
Broadcom Ltd.	99,654	25,601,113
Cree, Inc. (d)	204,245	7,585,659
Cypress Semiconductor Corp.	100	1,524
Infineon Technologies AG	349,330	9,513,721
Intel Corp.	100	4,616
KLA-Tencor Corp.	100	10,507
Lam Research Corp.	139,200	25,622,544
Marvell Technology Group Ltd.	1,405,845	30,183,492
Maxim Integrated Products, Inc.	100	5,228
MediaTek, Inc.	1,000	9,830
Microchip Technology, Inc.	399,207	35,082,311
Micron Technology, Inc. (c)(d)	829,640	34,114,797
NVIDIA Corp.	101,060	19,555,110
Qorvo, Inc. (d)	100	6,660
QUALCOMM, Inc.	100	6,402
SK Hynix, Inc.	1,000	71,026
Skyworks Solutions, Inc.	100	9,495
SunPower Corp. (d)	100	843
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	100	3,965
Teradyne, Inc.	174,395	7,301,919
Texas Instruments, Inc.	100	10,444
Tokyo Electron Ltd.	800	144,311

		218,389,030

Software—30.6%
Activision Blizzard, Inc.	10	633
Adobe Systems, Inc. (d)	14,850	2,602,314
Alfa Financial Software Holdings PLC (a)(d)	100	722
Aspen Technology, Inc. (d)	100	6,620
Atlassian Corp. PLC, Class A (d)	10	455
CyberArk Software Ltd. (d)	100	4,139
Dell Technologies, Inc., Class V (d)	100	8,128
Electronic Arts, Inc. (d)	37,930	3,984,926
FireEye, Inc. (d)	10	142
Fortinet, Inc. (d)	100	4,369
Imperva, Inc. (d)	100	3,970
Intuit, Inc.	100	15,778
Micro Focus International PLC (d)	128,680	4,373,422
Micro Focus International PLC ADR (d)	13	437

	Shares	Value
Microsoft Corp. (c)	1,070,906	$91,605,299
Oracle Corp.	100	4,728
Paycom Software, Inc. (d)	492,614	39,571,683
Proofpoint, Inc. (d)	348,455	30,946,289
Red Hat, Inc. (d)	160,405	19,264,641
Salesforce.com, Inc. (d)	350,695	35,851,550
SAP SE ADR	100	11,236
ServiceNow, Inc. (d)	452,160	58,957,142
Sophos Group PLC (a)	2,946,895	22,690,476
Splunk, Inc. (d)	100	8,284
Symantec Corp.	100	2,806
Tableau Software, Inc., Class A (d)	50,595	3,501,174
Take-Two Interactive Software, Inc. (d)	217,465	23,873,308
VMware, Inc., Class A (d)	249,875	31,314,335
Workday, Inc., Class A (d)	375,700	38,223,718
Zendesk, Inc. (d)	100	3,384

		406,836,108

Technology Hardware, Storage & Peripherals—6.9%
Apple, Inc. (c)	272,450	46,106,714
Catcher Technology Co., Ltd.	1,000	10,958
Diebold Nixdorf, Inc.	100	1,635
FUJIFILM Holdings Corp.	100	4,080
Hewlett Packard Enterprise Co.	100	1,436
HP, Inc.	100	2,101
Lenovo Group Ltd.	1,000	563
NEC Corp.	1,600	43,100
NetApp, Inc. (c)	521,545	28,851,869
Pure Storage, Inc., Class A (d)	235,555	3,735,902
Samsung Electronics Co., Ltd.	5,604	13,314,602

		92,072,960

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc. (d)	100	6,351

Total Common Stock (cost—$791,075,681)		1,268,547,159

Exchange-Traded Funds—0.0%
iShares FTSE A50 China Index	1,000	1,920
iShares MSCI Emerging Markets Index	100	4,712

Total Exchange-Traded Funds (cost—$5,747)		6,632

90	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

	Principal Amount (000s)	Value
Repurchase Agreements—7.8%
State Street Bank and Trust Co., dated 12/29/17, 0.20%, due 1/2/18, proceeds $103,341,296; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $105,405,987 including accrued interest
(cost—$103,339,000)	$103,339	$103,339,000

Total Options Purchased—1.1% (cost—$10,068,706) (d)(e)(f)		14,683,910

Total Investments, before options written and securities sold short (cost—$904,489,134)—104.3%		1,386,576,701

Total Options Written—(0.5)% (premiums received—$15,968,536) (d)(e)(f)		(7,187,120)

	Shares	Value
Securities Sold Short—(2.4)%
Common Stock—(2.4)%
Electronic Equipment, Instruments & Components—(0.0)%
AU Optronics Corp. ADR	$4,135	$(17,201)
Fitbit, Inc., Class A (d)	100	(571)
LG Display Co., Ltd. ADR	1,280	(17,613)

		(35,385)

IT Services—(0.0)%
International Business Machines Corp.	1	(153)

Semiconductors & Semiconductor Equipment—(0.8)%
ASML Holding NV	58,175	(10,111,979)

Software—(0.0)%
LINE Corp. ADR (d)	430	(17,626)

Technology Hardware, Storage & Peripherals—(1.6)%
Western Digital Corp.	263,685	(20,970,868)

Total Securities Sold Short (proceeds received—$32,024,638)		(31,136,011)

Total Investments, net of options written and securities sold short (cost—$856,495,960) (b)—101.4%		1,348,253,570

Other liabilities in excess of other assets—(1.4)%		(18,753,046)

Net Assets—100.0%		$1,329,500,524

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $22,691,198, representing 1.7% of net assets.

(b) Securities (net of securities sold short) with an aggregate value of $65,947,523, representing 5.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) All or partial amount segregated for the benefit of the counterparty as collateral for securities sold short and options written.

(d) Non-income producing.

(e) Exchange traded-Chicago Board Options Exchange.

(f) Exchange traded option contracts outstanding at December 31, 2017:

Options purchased contracts outstanding at December 31, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
Apple, Inc.	170.00 USD	1/18/19	4,008	$400,800	$6,823,620	$5,102,143	$1,721,477
NetApp, Inc.	50.00 USD	1/18/19	4,800	480,000	4,320,000	1,404,931	2,915,069
Tesla, Inc.	350.00 USD	1/18/19	964	96,400	3,540,290	3,561,632	(21,342)

		Total options purchased contracts			$14,683,910	$10,068,706	$4,615,204

Options written contracts outstanding at December 31, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation

Call options:
Square, Inc.	38.00 USD	3/16/18	(6,000)	$(600,000)	$(1,065,000)	$(1,228,333)	$163,333
Square, Inc.	44.00 USD	3/16/18	(5,000)	(500,000)	(312,500)	(1,269,763)	957,263
Square, Inc.	50.00 USD	3/16/18	(6,100)	(610,000)	(152,500)	(2,726,383)	2,573,883

		Total call options			$(1,530,000)	$(5,224,479)	$3,694,479

Semiannual Report	| December 31, 2017	91

Schedule of Investments

December 31, 2017 (unaudited)

Options written contracts outstanding at December 31, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation
Put options:
Apple, Inc.	100.00 USD	1/19/18	(2,200)	$(220,000)	$(3,300)	$(1,450,779)	$1,447,479
Apple, Inc.	145.00 USD	1/18/19	(4,008)	(400,800)	(2,715,420)	(4,497,211)	1,781,791
NetApp, Inc.	40.00 USD	1/18/19	(4,800)	(480,000)	(559,200)	(1,460,259)	901,059
Tesla, Inc.	250.00 USD	1/18/19	(964)	(96,400)	(2,289,500)	(2,782,767)	493,267
Western Digital Corp.	72.50 USD	1/19/18	(1,150)	(115,000)	(28,750)	(224,197)	195,447
Western Digital Corp.	75.00 USD	1/19/18	(1,150)	(115,000)	(60,950)	(328,844)	267,894

		Total put options			$(5,657,120)	$(10,744,057)	$5,086,937

		Total options written contracts			$(7,187,120)	$(15,968,536)	$8,781,416

(g) At December 31, 2017, the Fund pledged $500,000 in cash as collateral for options written contracts and securities sold short.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

92	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

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Semiannual Report	| December 31, 2017	93

Statements of Assets and Liabilities

December 31, 2017 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Assets:
Investments, at value	$295,237,566	$1,025,362,668	$25,877,643	$198,486,579
Cash	489	702	650	493
Foreign currency, at value	2,226,071	—	5,269	12,608
Dividends and interest receivable (net of foreign withholding taxes)	368,825	44,226	28,341	143,872
Receivable for Fund shares sold	207,407	459,110	7,897	77,692
Receivable for investments sold	159,747	—	123,947	481,333
Tax reclaims receivable	56,036	—	14,370	107,868
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	44,587	194,730	10,816	50,489
Unrealized appreciation of forward foreign currency contracts	458	—	—	1,913
Prepaid expenses and other assets	—	—	7	—
Total Assets	298,301,186	1,026,061,436	26,068,940	199,362,847
Liabilities:
Payable for Fund shares redeemed	199,437	1,224,892	31,824	231,656
Investment advisory fees payable	159,730	305,185	14,816	73,505
Administration fees payable	74,686	316,944	8,728	67,406
Trustees Deferred Compensation Plan payable (see Note 4)	44,587	194,730	10,816	50,489
Servicing fees payable	29,169	141,850	3,041	17,021
Distribution fees payable	5,987	156,126	1,614	12,869
Options written, at value	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	2,174
Payable for investments purchased	—	—	—	893,647
Accrued expenses and other liabilities	80,580	—	7	—
Total Liabilities	594,176	2,339,727	70,846	1,348,767
Net Assets	$297,707,010	$1,023,721,709	$25,998,094	$198,014,080
Net Assets Consist of:
Paid-in-capital	$270,265,843	$594,632,246	$38,169,463	$143,439,134
Undistributed (dividends in excess of) net investment income	1,859,742	(489,449)	60,967	(1,687,660)
Accumulated net realized gain (loss)	(15,441,754)	6,176,949	(16,289,285)	6,812,211
Net unrealized appreciation (depreciation)	41,023,179	423,401,963	4,056,949	49,450,395
Net Assets	$297,707,010	$1,023,721,709	$25,998,094	$198,014,080
Cost of Investments	$254,114,360	$601,960,705	$21,821,675	$149,012,848
Cost of Foreign Currency	$2,207,560	$—	$5,183	$12,526
Premiums Received for Options Written	$—	$—	$—	$—

94	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$154,588,783	$3,410,835,133	$312,689,237	$2,270,550,935	$386,181,004
151	851	963	177	118
—	—	—	—	156,859
91,107	22,594,631	160,682	2,661,486	259,126
3,410	3,444,118	732,312	2,821,856	224,679
—	304,259	—	24,028,092	448,962
107,001	—	—	184,449	442,818
42,600	384,312	53,458	1,935,944	429,298
—	—	—	—	—
61,566	11,920	—	—	—
154,894,618	3,437,575,224	313,636,652	2,302,182,939	388,142,864

192,667	6,223,586	119,566	49,681,063	2,194,987
105,939	1,873,360	122,987	615,067	180,985
52,745	1,060,533	102,194	712,861	146,793
42,600	384,312	53,458	1,935,944	429,298
32,547	481,662	56,968	197,589	36,545
5,810	693,258	99,475	568,638	56,080
—	769,940	—	—	—
—	—	—	—	—
—	1,333,882	602,974	—	—
—	—	—	—	1,124
432,308	12,820,533	1,157,622	53,711,162	3,045,812
$154,462,310	$3,424,754,691	$312,479,030	$2,248,471,777	$385,097,052

$132,536,632	$3,704,442,529	$247,081,362	$1,704,193,072	$953,834,695
(180,961)	(33,149,025)	(2,397,998)	876,502	(969,011)
(2,166,767)	24,404,389	14,023,366	108,669,271	(622,520,174)
24,273,406	(270,943,202)	53,772,300	434,732,932	54,751,542
$154,462,310	$3,424,754,691	$312,479,030	$2,248,471,777	$385,097,052
$130,312,814	$3,681,837,429	$258,916,155	$1,835,827,003	$331,435,862
$—	$—	$—	$—	$156,821
$—	$829,034	$—	$—	$—

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	95

Statements of Assets and Liabilities (cont’d)

December 31, 2017 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Net Assets:
Class A	$123,569,768	$406,295,662	$12,269,677	$60,807,426
Class C	9,683,008	234,943,557	2,576,392	20,483,431
Class R	—	23,191,272	—	—
Class P	28,798,667	92,529,922	1,247,594	18,967,229
Institutional Class	134,726,833	220,911,238	9,904,431	97,755,994
Class R6	928,734	41,150,318	—	—
Administrative Class	—	4,699,740	—	—
Shares Issued and Outstanding:
Class A	4,069,904	7,687,757	774,144	1,214,377
Class C	323,172	6,386,630	173,409	464,173
Class R	—	572,056	—	—
Class P	967,003	2,255,000	77,388	357,222
Institutional Class	4,415,496	4,531,217	609,360	1,827,373
Class R6	30,600	843,574	—	—
Administrative Class	—	102,490	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$30.36	$52.85	$15.85	$50.07
Class C	29.96	36.79	14.86	44.13
Class R	—	40.54	—	—
Class P	29.78	41.03	16.12	53.10
Institutional Class	30.51	48.75	16.25	53.50
Class R6	30.35	48.78	—	—
Administrative Class	—	45.86	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

96	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$142,939,852	$1,183,087,750	$119,897,906	$554,471,833	$112,815,575
9,024,788	1,079,655,629	148,403,596	266,004,087	47,519,893
—	3,151,662	3,149,335	109,508,135	10,193,060
—	781,657,394	10,872,938	628,717,396	138,681,577
2,497,670	377,202,256	28,764,116	497,950,265	67,859,037
—	—	—	87,920,372	2,785,937
—	—	1,391,139	103,899,689	5,241,973

4,498,670	103,089,379	31,821,840	36,628,207	5,707,841
356,189	101,611,310	47,220,702	17,388,911	2,445,909
—	274,615	848,893	7,258,216	515,590
—	66,587,617	2,546,885	41,209,988	6,982,212
77,761	31,851,919	6,699,258	32,647,642	3,409,552
—	—	—	5,777,263	140,035
—	—	349,336	6,737,644	264,308

$31.77	$11.48	$3.77	$15.14	$19.77
25.34	10.63	3.14	15.30	19.43
—	11.48	3.71	15.09	19.77
—	11.74	4.27	15.26	19.86
32.12	11.84	4.29	15.25	19.90
—	—	—	15.22	19.89
—	—	3.98	15.42	19.83

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	97

Statements of Assets and Liabilities (cont’d)

December 31, 2017 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Assets:
Investments, at value	$388,143,227	$1,022,438,830	$2,684,796,083	$84,328,903
Investments in Affiliates, at value	—	—	27,223,932	—
Cash	18,585	—	136,577	1,971,969
Foreign currency, at value	—	—	118,573	—
Dividends and interest receivable (net of foreign withholding taxes)	562,272	1,420,059	3,147,970	126,824
Receivable for investments sold	—	—	12,247,176	106,174
Deposits with brokers for derivatives collateral	—	—	—	—
Receivable for Fund shares sold	177,362	2,767,310	2,255,387	124,905
Tax reclaims receivable	29,829	3,846	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 4)	216,127	276,003	1,499,190	7,271
Prepaid expenses and other assets	—	—	3,755	—
Total Assets	389,147,402	1,026,906,048	2,731,428,643	86,666,046
Liabilities:
Payable for investments purchased	—	—	887,083	6,531
Payable for Fund shares redeemed	181,581	2,969,220	25,208,553	49,380
Payable to custodian for cash overdraft	—	68,599	—	—
Dividends payable on securities sold short	—	—	—	—
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Investment advisory fees payable	147,513	466,673	1,381,710	47,024
Distribution fees payable	47,818	118,850	676,609	21,627
Servicing fees payable	50,581	156,118	182,988	16,318
Administration fees payable	120,294	139,438	595,693	28,576
Trustees Deferred Compensation Plan payable (see Note 4)	216,127	276,003	1,499,190	7,271
Total Liabilities	763,914	4,194,901	30,431,826	176,727
Net Assets	$388,383,488	$1,022,711,147	$2,700,996,817	$86,489,319
Net Assets Consist of:
Paid-in-capital	$547,860,121	$799,474,602	$2,073,667,582	$70,977,147
Undistributed (dividends in excess of) net investment income	194,552	86,522	(77,905)	(98,904)
Accumulated net realized gain (loss)	(221,673,912)	(1,460,428)	79,790,485	3,147,603
Net unrealized appreciation	62,002,727	224,610,451	547,616,655	12,463,473
Net Assets	$388,383,488	$1,022,711,147	$2,700,996,817	$86,489,319
Cost of Investments	$326,140,500	$796,414,890	$2,120,038,602	$71,832,998
Cost of Investments in Affiliates	$—	$—	$32,862,950	$—
Cost of Foreign Currency	$—	$—	$118,572	$—
Proceeds Received on Securities Sold Short	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

98	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$1,386,576,701
—
74
4,340,738
329,645
147,351,597
500,000
4,649,264
3,149
335,746
5,919
1,544,092,833

4,001,457
170,186,168
—
131,843
31,136,011
7,187,120
968,894
81,010
129,771
434,289
335,746
214,592,309
$1,329,500,524

$769,812,342
(7,209,575)
74,770,860
492,126,897
$1,329,500,524
$904,489,134
$—
$4,016,891
$32,024,638
$15,968,536

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	99

Statements of Assets and Liabilities (cont’d)

December 31, 2017 (Unaudited)

	AllianzGI NFJ Large- Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Net Assets:
Class A	$159,140,172	$553,432,400	$689,677,630	$43,387,394
Class C	72,276,297	181,882,310	122,577,985	34,049,240
Class R	7,507,865	11,163,035	45,731,446	—
Class P	20,246,495	113,053,967	70,006,537	4,397,239
Institutional Class	127,723,686	151,978,297	1,053,580,496	4,655,446
Class R6	—	223,650	430,287,824	—
Administrative Class	1,488,973	10,977,488	289,134,899	—
Shares Issued and Outstanding:
Class A	5,927,783	17,672,226	31,826,430	2,155,425
Class C	2,662,730	7,063,061	6,340,317	1,740,725
Class R	276,910	415,013	1,981,159	—
Class P	747,210	4,461,767	2,903,885	216,717
Institutional Class	4,778,964	4,545,382	43,445,140	227,995
Class R6	—	6,696	17,813,253	—
Administrative Class	54,710	339,988	13,387,408	—
Net Asset Value and Redemption Price Per Share:*
Class A	$26.85	$31.32	$21.67	$20.13
Class C	27.14	25.75	19.33	19.56
Class R	27.11	26.90	23.08	—
Class P	27.10	25.34	24.11	20.29
Institutional Class	26.73	33.44	24.25	20.42
Class R6	—	33.40	24.16	—
Administrative Class	27.22	32.29	21.60	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

100	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$485,142,757
123,034,734
—
68,599,514
635,026,736
—
17,696,783

7,920,844
2,590,362
—
1,015,734
9,249,086
—
273,203

$61.25
47.50
—
67.54
68.66
—
64.78

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	101

Statements of Operations

Six Months ended December 31, 2017 (Unaudited)

	AllianzGI Emerging Markets Opportunities	AllianzGI Focused Growth	AllianzGI Global Natural Resources	AllianzGI Global Small-Cap
Investment Income:
Dividends, net of foreign withholding taxes*	$3,514,692	$4,974,097	$204,874	$871,118
Interest	1,468	2,479	163	2,616
Non-cash income	—	—	52,741	—
Miscellaneous	—	—	233	41
Total Investment Income	3,516,160	4,976,576	258,011	873,775
Expenses:
Investment advisory	1,189,904	2,227,001	89,394	929,753
Administration	650,611	1,842,169	52,567	411,348
Distribution — Class C	35,922	858,213	10,103	75,246
Distribution — Class R	—	27,785	—	—
Servicing — Class A	191,385	494,976	14,351	73,867
Servicing — Class C	11,974	286,071	3,368	25,082
Servicing — Class R	—	27,785	—	—
Distribution and/or servicing — Administrative Class	—	5,667	—	—
Legal	945	3,173	163	797
Trustees	15,462	55,510	1,593	12,466
Securities sold short	—	—	7	—
Line of credit commitment	3,204	11,316	357	2,494
Miscellaneous	7,614	7,650	1,359	3,295
Total Expenses	2,107,021	5,847,316	173,262	1,534,348
Less: Investment advisory/Administration waived	(489,960)	(534,529)	—	—
Net Expenses	1,617,061	5,312,787	173,262	1,534,348
Net Investment Income (Loss)	1,899,099	(336,211)	84,749	(660,573)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,826,050	12,330,833	(502,837)	17,753,034
Options written	—	—	67,286	—
Forward currency contracts	96,533	—	(2,361)	8,490
Foreign currency transactions	(151,125)	—	528	(36,298)
Payments from Affiliates (See Note 11)	—	—	—	78,097
Net change in unrealized appreciation/depreciation of:
Investments	35,858,627	123,701,763	3,910,408	9,783,917
Options written	—	—	7,736	—
Forward currency contracts	(2,248)	—	—	1,133
Foreign currency transactions	39,054	—	1,301	6,111
Net realized and change in unrealized gain	37,666,891	136,032,596	3,482,061	27,594,484
Net Increase in Net Assets Resulting from Investment Operations	$39,565,990	$135,696,385	$3,566,810	$26,933,911
*Foreign withholding taxes	$478,314	$—	$9,897	$32,192

102	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Health Sciences	AllianzGI Income & Growth	AllianzGI Mid-Cap	AllianzGI NFJ Dividend Value	AllianzGI NFJ International Value

$1,098,436	$16,838,095	$1,113,292	$36,088,565	$4,919,689
3,703	38,306,598	655	9,268	2,066
—	—	—	—	—
—	105,998	—	—	—
1,102,139	55,250,691	1,113,947	36,097,833	4,921,755

650,453	10,916,990	714,293	6,069,247	1,261,473
323,603	6,136,673	593,989	4,592,366	985,347
36,991	4,115,131	549,561	1,023,700	195,287
—	3,299	3,321	143,713	13,293
186,878	1,434,209	146,177	726,745	154,191
12,330	1,371,710	183,187	341,233	65,096
—	3,299	3,321	143,713	13,293
—	—	784	377,872	6,471
634	10,843	1,057	11,591	2,136
9,533	189,053	17,389	161,540	25,993
—	—	—	—	—
1,966	38,733	3,547	36,534	5,456
1,508	19,087	1,752	24,736	17,895
1,223,896	24,239,027	2,218,378	13,652,990	2,745,931
—	(92,213)	—	(2,023,082)	(157,684)
1,223,896	24,146,814	2,218,378	11,629,908	2,588,247
(121,757)	31,103,877	(1,104,431)	24,467,925	2,333,508

3,391,105	107,545,585	27,768,947	268,226,464	19,232,370
—	(5,457,578)	—	—	—
—	—	—	—	(66,403)
(288)	—	—	—	(140,525)
—	—	—	—	—

(2,420,858)	75,495,622	3,741,248	(2,350,693)	17,541,325
—	(67,136)	—	—	—
—	—	—	—	(346)
(1,341)	—	—	—	15,260
968,618	177,516,493	31,510,195	265,875,771	36,581,681
$846,861	$208,620,370	$30,405,764	$290,343,696	$38,915,189
$886	$68,434	$—	$500,832	$440,101

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	103

Statements of Operations (cont’d)

Six Months ended December 31, 2017 (Unaudited)

	AllianzGI NFJ Large-Cap Value	AllianzGI NFJ Mid-Cap Value	AllianzGI NFJ Small-Cap Value	AllianzGI Small-Cap Blend
Investment Income:
Dividends, net of foreign withholding taxes*	$5,522,086	$10,115,032	$33,013,130	$599,000
Interest	1,090	28,017	60,906	113
Dividends from investments in Affiliates	—	—	1,063,766	—
Non-cash income	—	1,210,922	—	58,594
Miscellaneous	—	—	—	—
Total Investment Income	5,523,176	11,353,971	34,137,802	657,707
Expenses:
Investment advisory	834,498	2,454,004	8,611,974	269,829
Distribution — Class C	264,519	654,877	484,769	127,746
Distribution — Class R	8,981	8,023	60,828	—
Servicing — Class A	192,759	651,446	909,678	51,857
Servicing — Class C	88,173	218,292	161,590	42,582
Servicing — Class R	8,981	8,023	60,828	—
Distribution and/or servicing — Administrative Class	1,727	9,364	398,908	—
Administration	681,909	1,731,964	4,407,929	164,199
Trustees	21,034	45,093	172,879	4,730
Line of credit commitment	4,388	9,251	37,916	980
Legal	1,325	2,953	11,012	328
Dividends on securities sold short	—	—	—	—
Miscellaneous	2,216	4,596	14,901	485
Total Expenses	2,110,510	5,797,886	15,333,212	662,736
Less: Investment advisory/Administration waived	(182,866)	(575,920)	(719,557)	—
Net Expenses	1,927,644	5,221,966	14,613,655	662,736
Net Investment Income (Loss)	3,595,532	6,132,005	19,524,147	(5,029)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	37,307,986	9,455,886	158,527,506	8,545,183
Investments in Affiliates	—	—	(6,039,671)	—
Options written	—	—	—	—
Forward currency contracts	—	—	(16,900)	—
Foreign currency transactions	—	164	21,912	—
Net change in unrealized appreciation/depreciation of:
Investments	(688,491)	64,161,171	20,831,055	445,081
Investments in Affiliates	—	—	(5,965,639)	—
Securities sold short	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	(92)	(211)	—
Net realized and change in unrealized gain	36,619,495	73,617,129	167,358,052	8,990,264
Net Increase in Net Assets Resulting from Investment Operations	$40,215,027	$79,749,134	$186,882,199	$8,985,235
*Foreign withholding taxes	$48,587	$22,692	$240,799	$—

104	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Technology

$4,124,877
42,416
—
—
5,288
4,172,581

6,763,932
458,026
—
614,005
152,675
—
21,060
2,532,775
83,052
16,425
4,679
132,526
8,166
10,787,321
(1,127,322)
9,659,999
(5,487,418)

173,443,046
—
(2,711,150)
29,583
(35,004)

79,371,507
—
894,576
7,440,637
139,778
258,572,973
$253,085,555
$72,739

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	105

Statements of Changes in Net Assets

	AllianzGI Emerging Markets Opportunities		AllianzGI Focused Growth

	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,899,099	$4,285,757	$(336,211)	$356,169
Net realized gain (loss)	1,771,458	52,794,378	12,330,833	23,204,768
Net change in unrealized appreciation/depreciation	35,895,433	(12,507,730)	123,701,763	116,397,656
Net increase (decrease) in net assets resulting from investment operations	39,565,990	44,572,405	135,696,385	139,958,593
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,285,169)	(2,309,777)	(23,468)	—
Class C	(25,141)	(51,545)	(879)	—
Class R	—	—	(6)	—
Class P	(448,520)	(422,889)	(113,936)	—
Institutional Class	(2,113,250)	(1,195,198)	(203,158)	—
Class R6	(14,883)	(7,558)	(51,061)	—
Administrative Class	—	—	(10)	—
Net realized capital gains:
Class A	—	—	(5,392,533)	(8,648,851)
Class C	—	—	(4,432,087)	(7,638,039)
Class R	—	—	(398,509)	(626,456)
Class P	—	—	(1,561,919)	(1,500,077)
Institutional Class	—	—	(3,156,079)	(4,721,926)
Class R6	—	—	(586,283)	(437,297)
Administrative Class	—	—	(71,082)	(247,880)
Total dividends and distributions to shareholders	(3,886,963)	(3,986,967)	(15,991,010)	(23,820,526)
Fund Share Transactions:
Net proceeds from the sale of shares	77,694,640	70,735,565	65,582,749	275,851,959
Issued in reinvestment of dividends and distributions	3,503,706	3,486,344	14,454,334	21,097,132
Cost of shares redeemed	(77,475,624)	(97,108,941)	(104,189,275)	(300,770,123)
Net increase (decrease) from Fund share transactions	3,722,722	(22,887,032)	(24,152,192)	(3,821,032)
Total increase (decrease) in net assets	39,401,749	17,698,406	95,553,183	112,317,035
Net Assets:
Beginning of period	258,305,261	240,606,855	928,168,526	815,851,491
End of period*	$297,707,010	$258,305,261	$1,023,721,709	$928,168,526
* Including undistributed (dividends in excess of) net investment income of:	$1,859,742	$3,847,606	$(489,449)	$239,280

106	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Global Natural Resources		AllianzGI Global Small-Cap		AllianzGI Health Sciences

Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017

$84,749	$53,920	$(660,573)	$(376,033)	$(121,757)	$(148,857)
(437,384)	2,348,771	17,803,323	23,473,562	3,390,817	7,368,599
3,919,445	(2,686,384)	9,791,161	9,785,618	(2,422,199)	14,339,992
3,566,810	(283,693)	26,933,911	32,883,147	846,861	21,559,734

(22,600)	(114,721)	(104,607)	—	—	—
(2)	(1,234)	(4)	—	—	—
—	—	—	—	—	—
(1)	(54,906)	(53,154)	—	—	—
(33,505)	(96,356)	(363,320)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(4,831,503)	—	—	—
—	—	(1,825,089)	—	—	—
—	—	—	—	—	—
—	—	(1,455,425)	—	—	—
—	—	(7,466,205)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(56,108)	(267,217)	(16,099,307)	—	—	—

3,082,751	13,242,086	6,834,390	26,459,697	1,532,467	13,085,659
49,377	199,638	14,938,951	—	—	—
(6,714,072)	(30,892,339)	(49,148,212)	(79,683,619)	(12,722,957)	(52,986,422)
(3,581,944)	(17,450,615)	(27,374,871)	(53,223,922)	(11,190,490)	(39,900,763)
(71,242)	(18,001,525)	(16,540,267)	(20,340,775)	(10,343,629)	(18,341,029)

26,069,336	44,070,861	214,554,347	234,895,122	164,805,939	183,146,968
$25,998,094	$26,069,336	$198,014,080	$214,554,347	$154,462,310	$164,805,939
$60,967	$32,326	$(1,687,660)	$(506,002)	$(180,961)	$59,204

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	107

Statements of Changes in Net Assets (cont’d)

	AllianzGI Income & Growth		AllianzGI Mid-Cap

	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$31,103,877	$68,287,602	$(1,104,431)	$(2,267,760)
Net realized gain (loss)	102,088,007	199,080,977	27,768,947	34,231,785
Net change in unrealized appreciation/depreciation	75,428,486	118,630,380	3,741,248	16,434,946
Net increase in net assets resulting from investment operations	208,620,370	385,998,959	30,405,764	48,398,971
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,603,393)	(30,393,654)	—	—
Class C	(12,314,830)	(27,613,762)	—	—
Class R	(31,696)	(59,326)	—	—
Class P	(10,797,986)	(18,146,874)	—	—
Institutional Class	(5,429,425)	(7,019,228)	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	(32,421,464)	(64,970,584)	(10,987,891)	(6,571,494)
Class C	(33,334,756)	(74,191,277)	(16,017,048)	(14,149,273)
Class R	(75,376)	(136,768)	(266,285)	(165,683)
Class P	(20,735,276)	(36,923,763)	(879,671)	(229,821)
Institutional Class	(10,065,824)	(14,889,752)	(2,321,396)	(1,528,881)
Class R6	—	—	—	—
Administrative Class	—	—	(121,353)	(35,296)
Total dividends and distributions to shareholders	(140,810,026)	(274,344,988)	(30,593,644)	(22,680,448)
Fund Share Transactions:
Net proceeds from the sale of shares	519,361,076	1,169,566,362	14,120,707	47,828,831
Issued in reinvestment of dividends and distributions	119,435,758	230,302,494	26,897,880	19,332,333
Cost of shares redeemed	(499,207,216)	(1,207,589,158)	(22,175,382)	(81,167,855)
Net increase (decrease) from Fund share transactions	139,589,618	192,279,698	18,843,205	(14,006,691)
Total increase (decrease) in net assets	207,399,962	303,933,669	18,655,325	11,711,832
Net Assets:
Beginning of period	3,217,354,729	2,913,421,060	293,823,705	282,111,873
End of period*	$3,424,754,691	$3,217,354,729	$312,479,030	$293,823,705
* Including undistributed (dividends in excess of) net investment income of:	$(33,149,025)	$(20,075,572)	$(2,397,998)	$(1,293,567)

108	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Dividend Value		AllianzGI NFJ International Value		AllianzGI NFJ Large-Cap Value

Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017

$24,467,925	$91,841,355	$2,333,508	$14,649,844	$3,595,532	$6,124,361
268,226,464	456,237,862	19,025,442	(110,918,005)	37,307,986	40,155,316
(2,350,693)	103,316,669	17,556,239	175,723,566	(688,491)	29,009,543
290,343,696	651,395,886	38,915,189	79,455,405	40,215,027	75,289,220

(4,862,176)	(14,498,541)	(638,293)	(4,551,669)	(1,411,243)	(2,342,025)
(1,274,165)	(4,513,161)	(174,028)	(1,254,233)	(373,810)	(416,485)
(802,903)	(2,821,243)	(48,077)	(297,588)	(57,010)	(88,178)
(6,247,837)	(19,936,986)	(871,124)	(6,105,853)	(197,913)	(320,992)
(6,431,471)	(38,668,446)	(426,146)	(4,452,007)	(1,303,976)	(2,808,114)
(1,009,410)	(3,119,124)	(14,594)	(1,252,799)	—	—
(1,680,213)	(8,445,098)	(27,824)	(186,218)	(13,264)	(23,169)

(115,990,710)	(22,924,930)	—	—	—	—
(55,260,593)	(11,578,517)	—	—	—	—
(22,482,364)	(5,203,691)	—	—	—	—
(132,040,626)	(33,631,608)	—	—	—	—
(114,068,933)	(64,638,395)	—	—	—	—
(18,448,365)	(4,458,458)	—	—	—	—
(20,836,660)	(13,194,889)	—	—	—	—
(501,436,426)	(247,633,087)	(2,200,086)	(18,100,367)	(3,357,216)	(5,998,963)

167,412,373	546,158,602	29,322,784	144,569,747	16,120,173	42,111,766
428,269,423	211,480,087	1,955,629	14,501,039	3,067,371	5,549,915
(953,392,367)	(3,472,133,004)	(132,629,884)	(857,363,130)	(29,936,679)	(158,522,465)
(357,710,571)	(2,714,494,315)	(101,351,471)	(698,292,344)	(10,749,135)	(110,860,784)
(568,803,301)	(2,310,731,516)	(64,636,368)	(636,937,306)	26,108,676	(41,570,527)

2,817,275,078	5,128,006,594	449,733,420	1,086,670,726	362,274,812	403,845,339
$2,248,471,777	$2,817,275,078	$385,097,052	$449,733,420	$388,383,488	$362,274,812
$876,502	$(1,283,248)	$(969,011)	$(1,102,433)	$194,552	$(43,764)

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	109

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Mid-Cap Value		AllianzGI NFJ Small-Cap Value

	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,132,005	$7,346,158	$19,524,147	$53,529,473
Net realized gain	9,456,050	89,005,453	152,492,847	366,921,834
Net change in unrealized appreciation/depreciation	64,161,079	76,365,847	14,865,205	312,852,651
Net increase in net assets resulting from investment operations	79,749,134	172,717,458	186,882,199	733,303,958
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,171,641)	(4,679,368)	(3,377,554)	(13,615,646)
Class C	(318,297)	(1,530,440)	(53)	(1,587,555)
Class R	(77,400)	(48,570)	(63,699)	(654,721)
Class P	(1,511,170)	(384,256)	(521,236)	(914,362)
Institutional Class	(1,586,074)	(671,301)	(8,284,457)	(24,726,987)
Class R6	(2,590)	—	(3,628,783)	(6,921,568)
Administrative Class	(103,493)	(48,945)	(1,623,000)	(7,657,350)
Net realized capital gains:
Class A	(44,702,947)	(211,304)	(115,908,454)	(23,284,921)
Class C	(17,643,815)	(118,490)	(22,666,813)	(4,632,425)
Class R	(819,284)	(3,214)	(7,153,419)	(1,409,558)
Class P	(10,998,117)	(13,491)	(10,801,192)	(1,311,420)
Institutional Class	(11,199,186)	(25,143)	(158,591,956)	(33,801,726)
Class R6	(16,847)	—	(63,789,144)	(8,752,834)
Administrative Class	(849,232)	(2,094)	(48,474,051)	(11,580,298)
Total dividends and distributions to shareholders	(94,000,093)	(7,736,616)	(444,883,811)	(140,851,371)
Fund Share Transactions:
Net proceeds from the sale of shares	276,496,805	153,185,338	191,872,110	765,614,390
Issued in reinvestment of dividends and distributions	84,180,542	6,934,848	414,202,015	130,232,751
Cost of shares redeemed	(89,539,443)	(179,652,943)	(738,557,966)	(2,399,290,863)
Net increase (decrease) from Fund share transactions	271,137,904	(19,532,757)	(132,483,841)	(1,503,443,722)
Total increase (decrease) in net assets	256,886,945	145,448,085	(390,485,453)	(910,991,135)
Net Assets:
Beginning of period	765,824,202	620,376,117	3,091,482,270	4,002,473,405
End of period*	$1,022,711,147	$765,824,202	$2,700,996,817	$3,091,482,270
* Including undistributed (dividends in excess of) net investment income of:	$86,522	$1,725,182	$(77,905)	$(2,103,270)

110	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Small-Cap Blend		AllianzGI Technology

Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017	Six Months ended December 31, 2017 (unaudited)	Year ended June 30, 2017

$(5,029)	$(144,130)	$(5,487,418)	$(2,174,864)
8,545,183	10,970,059	170,726,475	180,279,307
445,081	4,927,314	87,846,498	179,357,328
8,985,235	15,753,243	253,085,555	357,461,771

—	(11,646)	—	—
—	(20)	—	—
—	—	—	—
—	(1,743)	—	—
—	(2,229)	—	—
—	—	—	—
—	—	—	—

(5,340,498)	(10,782)	(76,541,985)	(21,338,200)
(4,343,421)	(12,314)	(23,797,863)	(7,150,744)
—	—	—	—
(550,506)	(1,076)	(9,980,800)	(2,049,654)
(520,890)	(920)	(114,417,733)	(26,627,420)
—	—	—	—
—	—	(2,594,308)	(3,335,296)
(10,755,315)	(40,730)	(227,332,689)	(60,501,314)

7,371,625	9,714,702	166,146,750	306,519,513
9,698,353	36,823	216,039,082	57,677,478
(7,583,199)	(21,942,727)	(454,481,619)	(441,397,378)
9,486,779	(12,191,202)	(72,295,787)	(77,200,387)
7,716,699	3,521,311	(46,542,921)	219,760,070

78,772,620	75,251,309	1,376,043,445	1,156,283,375
$86,489,319	$78,772,620	$1,329,500,524	$1,376,043,445
$(98,904)	$(93,875)	$(7,209,575)	$(1,722,157)

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	111

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Emerging Markets Opportunities:
Class A
12/31/2017+	$26.59	$0.20	$3.89	$4.09	$(0.32)	$30.36
6/30/2017	22.60	0.41	3.98	4.39	(0.40)	26.59
6/30/2016	25.90	0.34	(3.39)	(3.05)	(0.25)	22.60
6/30/2015	27.00	0.35	(1.10)	(0.75)	(0.35)	25.90
6/30/2014	23.96	0.30	3.06	3.36	(0.32)	27.00
6/30/2013	22.76	0.31	1.20	1.51	(0.31)	23.96
Class C
12/31/2017+	$26.13	$0.07	$3.84	$3.91	$(0.08)	$29.96
6/30/2017	22.09	0.19	3.96	4.15	(0.11)	26.13
6/30/2016	25.21	0.22	(3.34)	(3.12)	— (d)	22.09
6/30/2015	26.25	0.14	(1.07)	(0.93)	(0.11)	25.21
6/30/2014	23.28	0.11	2.97	3.08	(0.11)	26.25
6/30/2013	22.15	0.11	1.17	1.28	(0.15)	23.28
Class P
12/31/2017+	$26.17	$0.20	$3.86	$4.06	$(0.45)	$29.78
6/30/2017	22.23	0.44	3.94	4.38	(0.44)	26.17
6/30/2016	25.44	0.46	(3.40)	(2.94)	(0.27)	22.23
6/30/2015	26.63	0.42	(1.11)	(0.69)	(0.50)	25.44
6/30/2014	23.63	0.38	2.99	3.37	(0.37)	26.63
6/30/2013	22.43	0.36	1.19	1.55	(0.35)	23.63
Institutional Class
12/31/2017+	$26.83	$0.21	$3.96	$4.17	$(0.49)	$30.51
6/30/2017	22.74	0.49	4.03	4.52	(0.43)	26.83
6/30/2016	25.95	0.44	(3.42)	(2.98)	(0.23)	22.74
6/30/2015	27.11	0.43	(1.11)	(0.68)	(0.48)	25.95
6/30/2014	24.10	0.39	3.07	3.46	(0.45)	27.11
6/30/2013	22.85	0.38	1.23	1.61	(0.36)	24.10
Class R6
12/31/2017+	$26.69	$0.23	$3.93	$4.16	$(0.50)	$30.35
6/30/2017	22.69	0.60	3.90	4.50	(0.50)	26.69
12/14/2015* - 6/30/2016	21.21	0.31	1.47	1.78	(0.30)	22.69

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $(0.01) per share.

112	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

15.39%	$123,569	1.27	%(c)	1.62	%(c)	1.36	%(c)	52%
19.76	154,357	1.42		1.62		1.69		155
(11.73)	143,677	1.48		1.62		1.59		85
(2.76)	28,690	1.67		1.67		1.30		99
14.12	29,361	1.67		1.67		1.21		120
6.61	34,563	1.67		1.67		1.22		102

14.96%	$9,683	2.02	%(c)	2.37	%(c)	0.52	%(c)	52%
18.91	8,982	2.17		2.37		0.80		155
(12.38)	11,862	2.27		2.37		1.02		85
(3.53)	15,069	2.42		2.42		0.53		99
13.26	18,170	2.42		2.42		0.44		120
5.84	20,746	2.42		2.42		0.47		102

15.54%	$28,799	1.02	%(c)	1.37	%(c)	1.37	%(c)	52%
20.11	21,586	1.17		1.37		1.86		155
(11.51)	20,262	1.26		1.37		2.11		85
(2.53)	12,229	1.42		1.42		1.63		99
14.38	2,066	1.42		1.42		1.54		120
6.90	2,594	1.42		1.42		1.46		102

15.57%	$134,727	0.92	%(c)	1.27	%(c)	1.44	%(c)	52%
20.26	72,688	1.07		1.27		2.02		155
(11.41)	64,785	1.17		1.27		2.00		85
(2.45)	62,339	1.32		1.32		1.60		99
14.51	56,709	1.32		1.32		1.53		120
7.01	57,572	1.32		1.32		1.53		102

15.63%	$929	0.87	%(c)	1.22	%(c)	1.60	%(c)	52%
20.27	692	1.02		1.22		2.46		155
8.46	21	1.07	(c)	1.22	(c)	2.63	(c)	85

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	113

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Focused Growth:
Class A
12/31/2017+	$46.62	$— (c)	$6.94	$6.94	$— (d)	$(0.71)
6/30/2017	40.72	0.06	6.85	6.91	—	(1.01)
6/30/2016	42.73	0.08	0.62	0.70	—	(2.71)
6/30/2015	41.93	(0.03)	4.57	4.54	(0.17)	(3.57)
6/30/2014	34.82	0.05	10.40	10.45	(0.02)	(3.32)
6/30/2013	31.57	0.14	5.14	5.28	—	(2.03)
Class C
12/31/2017+	$32.76	$(0.13)	$4.87	$4.74	$— (d)	$(0.71)
6/30/2017	29.12	(0.19)	4.84	4.65	—	(1.01)
6/30/2016	31.53	(0.17)	0.47	0.30	—	(2.71)
6/30/2015	31.96	(0.25)	3.40	3.15	(0.01)	(3.57)
6/30/2014	27.38	(0.19)	8.09	7.90	— (d)	(3.32)
6/30/2013	25.43	(0.09)	4.07	3.98	—	(2.03)
Class R
12/31/2017+	$35.95	$(0.05)	$5.35	$5.30	$— (d)	$(0.71)
6/30/2017	31.71	(0.04)	5.29	5.25	—	(1.01)
6/30/2016	33.93	(0.02)	0.51	0.49	—	(2.71)
6/30/2015	34.08	(0.11)	3.66	3.55	(0.13)	(3.57)
6/30/2014	28.89	(0.04)	8.56	8.52	(0.01)	(3.32)
6/30/2013	26.59	0.04	4.29	4.33	—	(2.03)
Class P
12/31/2017+	$36.33	$0.05	$5.41	$5.46	$(0.05)	$(0.71)
6/30/2017	31.88	0.14	5.32	5.46	—	(1.01)
6/30/2016	33.94	0.15	0.50	0.65	—	(2.71)
6/30/2015	34.09	0.06	3.66	3.72	(0.30)	(3.57)
6/30/2014	28.86	0.12	8.56	8.68	(0.13)	(3.32)
6/30/2013	26.43	0.18	4.28	4.46	—	(2.03)
Institutional Class
12/31/2017+	$43.02	$0.08	$6.41	$6.49	$(0.05)	$(0.71)
6/30/2017	37.53	0.20	6.30	6.50	—	(1.01)
6/30/2016	39.45	0.21	0.58	0.79	—	(2.71)
6/30/2015	39.01	0.11	4.23	4.34	(0.33)	(3.57)
6/30/2014	32.58	0.17	9.72	9.89	(0.14)	(3.32)
6/30/2013	29.57	0.23	4.81	5.04	—	(2.03)
Class R6
12/31/2017+	$43.04	$0.09	$6.42	$6.51	$(0.06)	$(0.71)
6/30/2017	37.53	0.21	6.31	6.52	—	(1.01)
12/14/2015* - 6/30/2016	37.51	0.12	(0.10)	0.02	—	—
Administrative Class
12/31/2017+	$40.51	$0.02	$6.04	$6.06	$— (d)	$(0.71)
6/30/2017	35.48	0.09	5.95	6.04	—	(1.01)
6/30/2016	37.53	0.11	0.55	0.66	—	(2.71)
6/30/2015	37.31	0.01	4.02	4.03	(0.24)	(3.57)
6/30/2014	31.24	0.08	9.31	9.39	— (d)	(3.32)
6/30/2013	28.50	0.15	4.62	4.77	—	(2.03)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Actual amount rounds to less than $0.01 per share.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Annualized, unless otherwise noted.

114	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.71)	$52.85	14.87%	$406,296	1.00	%(e)	1.12	%(e)	0.01	%(e)	19%
(1.01)	46.62	17.29	373,359	1.05		1.11		0.15		46
(2.71)	40.72	1.54	357,077	1.11		1.11		0.20		55
(3.74)	42.73	11.57	297,572	1.11		1.11		(0.06)		58
(3.34)	41.93	30.97	282,561	1.11		1.11		0.13		51
(2.03)	34.82	17.48	209,790	1.12		1.12		0.41		141

$(0.71)	$36.79	14.44%	$234,944	1.77	%(e)	1.87	%(e)	(0.76	)%(e)	19%
(1.01)	32.76	16.40	217,685	1.81		1.86		(0.62)		46
(2.71)	29.12	0.79	230,432	1.86		1.86		(0.56)		55
(3.58)	31.53	10.76	227,519	1.86		1.86		(0.81)		58
(3.32)	31.96	29.99	223,035	1.86		1.86		(0.62)		51
(2.03)	27.38	16.56	182,921	1.87		1.87		(0.36)		141

$(0.71)	$40.54	14.72%	$23,191	1.27	%(e)	1.37	%(e)	(0.26	)%(e)	19%
(1.01)	35.95	16.96	20,635	1.31		1.36		(0.11)		46
(2.71)	31.71	1.31	17,877	1.36		1.36		(0.05)		55
(3.70)	33.93	11.32	14,751	1.36		1.36		(0.31)		58
(3.33)	34.08	30.62	15,989	1.36		1.36		(0.12)		51
(2.03)	28.89	17.17	12,866	1.37		1.37		0.14		141

$(0.76)	$41.03	15.01%	$92,530	0.77	%(e)	0.87	%(e)	0.24	%(e)	19%
(1.01)	36.33	17.54	80,667	0.81		0.86		0.41		46
(2.71)	31.88	1.81	35,025	0.86		0.86		0.46		55
(3.87)	33.94	11.88	16,050	0.86		0.86		0.19		58
(3.45)	34.09	31.26	14,774	0.86		0.86		0.38		51
(2.03)	28.86	17.79	9,953	0.87		0.87		0.64		141

$(0.76)	$48.75	15.05%	$220,911	0.67	%(e)	0.77	%(e)	0.34	%(e)	19%
(1.01)	43.02	17.67	195,161	0.71		0.76		0.50		46
(2.71)	37.53	1.92	155,976	0.76		0.76		0.55		55
(3.90)	39.45	11.99	122,979	0.76		0.76		0.29		58
(3.46)	39.01	31.39	95,990	0.76		0.76		0.47		51
(2.03)	32.58	17.90	38,077	0.77		0.77		0.75		141

$(0.77)	$48.78	15.11%	$41,150	0.62	%(e)	0.72	%(e)	0.40	%(e)	19%
(1.01)	43.04	17.72	36,374	0.66		0.71		0.53		46
—	37.53	0.05	11,564	0.71	(e)	0.71	(e)	0.60	(e)	55

$(0.71)	$45.86	14.93%	$4,700	0.92	%(e)	1.02	%(e)	0.09	%(e)	19%
(1.01)	40.51	17.39	4,288	0.96		1.01		0.25		46
(2.71)	35.48	1.65	7,900	1.01		1.01		0.29		55
(3.81)	37.53	11.67	6,439	1.01		1.01		0.04		58
(3.32)	37.31	31.07	5,996	1.01		1.01		0.22		51
(2.03)	31.24	17.62	3,885	1.02		1.02		0.51		141

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	115

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Global Natural Resources:
Class A
12/31/2017+	$13.77	$0.04	$2.07	$2.11	$(0.03)	$15.85
6/30/2017	14.67	0.01	(0.78)	(0.77)	(0.13)	13.77
6/30/2016	16.66	0.05	(1.97)	(1.92)	(0.07)	14.67
6/30/2015	20.71	0.06	(4.11)	(4.05)	— (e)	16.66
6/30/2014	16.19	— (e)	4.58	4.58	(0.06)	20.71
6/30/2013	14.65	0.08	1.50	1.58	(0.04)	16.19
Class C
12/31/2017+	$12.93	$(0.01)	$1.94	$1.93	$— (e)	$14.86
6/30/2017	13.77	(0.10)	(0.74)	(0.84)	— (e)	12.93
6/30/2016	15.67	(0.06)	(1.84)	(1.90)	— (e)	13.77
6/30/2015	19.63	(0.07)	(3.89)	(3.96)	— (e)	15.67
6/30/2014	15.41	(0.13)	4.35	4.22	— (e)	19.63
6/30/2013	14.01	(0.04)	1.44	1.40	— (e)	15.41
Class P
12/31/2017+	$13.96	$0.06	$2.10	$2.16	$— (e)	$16.12
6/30/2017	14.86	0.03	(0.78)	(0.75)	(0.15)	13.96
6/30/2016	16.87	0.09	(1.99)	(1.90)	(0.11)	14.86
6/30/2015	20.98	0.13	(4.20)	(4.07)	(0.04)	16.87
6/30/2014	16.41	0.05	4.65	4.70	(0.13)	20.98
6/30/2013	14.83	0.12	1.52	1.64	(0.06)	16.41
Institutional Class
12/31/2017+	$14.12	$0.07	$2.12	$2.19	$(0.06)	$16.25
6/30/2017	14.99	0.07	(0.81)	(0.74)	(0.13)	14.12
6/30/2016	17.00	0.09	(1.99)	(1.90)	(0.11)	14.99
6/30/2015	21.10	0.12	(4.19)	(4.07)	(0.03)	17.00
6/30/2014	16.49	0.06	4.68	4.74	(0.13)	21.10
6/30/2013	14.93	0.14	1.52	1.66	(0.10)	16.49

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Less than (0.005)%.

116	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

15.32%	$12,270	1.43	%(c)(d)	0.58	%(c)(d)	56%
(5.37)	11,135	1.42	(d)	0.08	(d)	108
(11.44)	14,175	1.42	(d)	0.34	(d)	177
(19.56)	11,395	1.41		0.32		107
28.36	12,320	1.41		—	(f)	93
10.80	9,131	1.42		0.53		116

14.93%	$2,576	2.18	%(c)(d)	(0.16	)%(c)(d)	56%
(6.07)	2,896	2.17	(d)	(0.70	)(d)	108
(12.13)	4,200	2.17	(d)	(0.43	)(d)	177
(20.17)	4,579	2.16		(0.42)		107
27.38	4,002	2.16		(0.77)		93
9.99	4,181	2.17		(0.25)		116

15.47%	$1,248	1.17	%(c)(d)	0.82	%(c)(d)	56%
(5.18)	1,970	1.17	(d)	0.19	(d)	108
(11.20)	8,025	1.17	(d)	0.61	(d)	177
(19.38)	8,128	1.16		0.73		107
28.73	1,308	1.16		0.24		93
11.06	435	1.17		0.76		116

15.48%	$9,904	1.08	%(c)(d)	0.96	%(c)(d)	56%
(5.07)	10,068	1.07	(d)	0.43	(d)	108
(11.12)	17,671	1.07	(d)	0.64	(d)	177
(19.28)	30,751	1.06		0.67		107
28.86	31,709	1.06		0.34		93
11.14	24,612	1.07		0.86		116

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	117

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Small-Cap:
Class A
12/31/2017+	$47.75	$(0.20)	$6.88	$6.68	$(0.09)	$(4.27)
6/30/2017	41.18	(0.14)	6.71	6.57	—	—
6/30/2016	45.05	(0.13)	(3.74)	(3.87)	—	—
6/30/2015	43.12	(0.19)	2.12	1.93	—	—
6/30/2014	34.59	(0.23)	8.76	8.53	—	—
6/30/2013	27.95	(0.13)	6.77	6.64	—	—
Class C
12/31/2017+	$42.62	$(0.34)	$6.12	$5.78	$— (e)	$(4.27)
6/30/2017	37.03	(0.42)	6.01	5.59	—	—
6/30/2016	40.81	(0.41)	(3.37)	(3.78)	—	—
6/30/2015	39.36	(0.46)	1.91	1.45	—	—
6/30/2014	31.81	(0.48)	8.03	7.55	—	—
6/30/2013	25.90	(0.34)	6.25	5.91	—	—
Class P
12/31/2017+	$50.40	$(0.14)	$7.27	$7.13	$(0.16)	$(4.27)
6/30/2017	43.36	0.02	7.02	7.04	—	—
6/30/2016	47.30	(0.05)	(3.89)	(3.94)	—	—
6/30/2015	45.17	(0.06)	2.19	2.13	—	—
6/30/2014	36.14	(0.03)	9.06	9.03	—	—
6/30/2013	29.13	(0.03)	7.04	7.01	—	—
Institutional Class
12/31/2017+	$50.77	$(0.12)	$7.33	$7.21	$(0.21)	$(4.27)
6/30/2017	43.63	0.02	7.12	7.14	—	—
6/30/2016	47.55	0.02	(3.94)	(3.92)	—	—
6/30/2015	45.37	(0.05)	2.23	2.18	—	—
6/30/2014	36.26	(0.09)	9.20	9.11	—	—
6/30/2013	29.20	0.02	7.04	7.06	—	—

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Actual amount rounds to less than $(0.01) per share.

118	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(4.36)	$50.07	(c)	14.05	%(c)	$60,807	1.62	%(d)	(0.77	)%(d)	32%
—	47.75	(c)	15.96	(c)	56,686	1.61		(0.32)		80
—	41.18		(8.59)		68,625	1.61		(0.31)		87
—	45.05		4.48		57,590	1.61		(0.45)		64
—	43.12		24.66		55,955	1.61		(0.56)		73
—	34.59		23.76		34,054	1.61		(0.41)		108

$(4.27)	$44.13	(c)	13.63	%(c)	$20,484	2.37	%(d)	(1.52	)%(d)	32%
—	42.62	(c)	15.10	(c)	19,729	2.36		(1.06)		80
—	37.03		(9.26)		23,055	2.36		(1.09)		87
—	40.81		3.69		25,959	2.36		(1.19)		64
—	39.36		23.73		23,560	2.36		(1.30)		73
—	31.81		22.82		12,948	2.36		(1.16)		108

$(4.43)	$53.10	(c)	14.20	%(c)	$18,967	1.37	%(d)	(0.53	)%(d)	32%
—	50.40	(c)	16.24	(c)	23,214	1.36		0.03		80
—	43.36		(8.33)		20,921	1.36		(0.11)		87
—	47.30		4.72		26,662	1.36		(0.14)		64
—	45.17		24.99		18,179	1.36		(0.07)		73
—	36.14		24.06		2,419	1.36		(0.09)		108

$(4.48)	$53.50	(c)	14.26	%(c)	$97,756	1.27	%(d)	(0.43	)%(d)	32%
—	50.77	(c)	16.36	(c)	114,925	1.26		0.05		80
—	43.63		(8.25)		122,294	1.26		0.06		87
—	47.55		4.80		80,319	1.26		(0.12)		64
—	45.37		25.12		64,282	1.26		(0.21)		73
—	36.26		24.18		32,643	1.26		0.07		108

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	119

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Health Sciences:
Class A
12/31/2017+	$31.61	$(0.02)	$0.18	$0.16	$—
6/30/2017	27.77	(0.01)	3.85	3.84	—
6/30/2016	38.48	(0.02)	(3.87)	(3.89)	(6.82)
6/30/2015	33.91	(0.26)	9.79	9.53	(4.96)
6/30/2014	30.82	(0.17)	9.34	9.17	(6.08)
6/30/2013	27.85	(0.06)	5.22	5.16	(2.19)
Class C
12/31/2017+	$25.30	$(0.11)	$0.15	$0.04	$—
6/30/2017	22.40	(0.18)	3.08	2.90	—
6/30/2016	32.67	(0.28)	(3.17)	(3.45)	(6.82)
6/30/2015	29.66	(0.45)	8.42	7.97	(4.96)
6/30/2014	27.82	(0.37)	8.29	7.92	(6.08)
6/30/2013	25.52	(0.26)	4.75	4.49	(2.19)
Institutional Class
12/31/2017+	$31.90	$0.04	$0.18	$0.22	$—
6/30/2017	27.93	0.09	3.88	3.97	—
6/30/2016	38.53	0.04	(3.82)	(3.78)	(6.82)
12/22/2014* - 6/30/2015	33.09	(0.04)	5.48	5.44	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

120	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$31.77	0.51%	$142,939	1.47	%(c)	(0.11	)%(c)	22%
31.61	13.83	150,756	1.46		(0.04)		82
27.77	(10.82)	167,724	1.47		(0.07)		113
38.48	30.53	45,093	1.46		(0.72)		76
33.91	34.03	28,019	1.46		(0.54)		119
30.82	19.62	21,345	1.46		(0.22)		134

$25.34	0.16%	$9,025	2.22	%(c)	(0.86	)%(c)	22%
25.30	12.95	10,358	2.21		(0.79)		82
22.40	(11.48)	13,446	2.22		(1.07)		113
32.67	29.57	20,902	2.21		(1.46)		76
29.66	33.05	10,828	2.21		(1.29)		119
27.82	18.75	8,370	2.21		(0.97)		134

$32.12	0.69%	$2,498	1.12	%(c)	0.23	%(c)	22%
31.90	14.21	3,692	1.11		0.31		82
27.93	(10.49)	1,977	1.12		0.14		113
38.53	16.44	1,240	1.10(c	)	(0.21	)(c)	76

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	121

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Income & Growth:
Class A
12/31/2017+	$11.24	$0.11	$0.61	$0.72	$(0.16)	$(0.32)
6/30/2017	10.80	0.27	1.17	1.44	(0.32)	(0.68)
6/30/2016	12.12	0.28	(0.55)	(0.27)	(0.37)	(0.68)
6/30/2015	12.95	0.27	(0.05)	0.22	(0.26)	(0.79)
6/30/2014	12.02	0.30	1.68	1.98	(0.26)	(0.79)
6/30/2013	11.55	0.34	1.18	1.52	(0.35)	(0.70)
Class C
12/31/2017+	$10.44	$0.07	$0.56	$0.63	$(0.12)	$(0.32)
6/30/2017	10.10	0.18	1.09	1.27	(0.25)	(0.68)
6/30/2016	11.46	0.19	(0.53)	(0.34)	(0.34)	(0.68)
6/30/2015	12.38	0.17	(0.06)	0.11	(0.24)	(0.79)
6/30/2014	11.59	0.19	1.63	1.82	(0.24)	(0.79)
6/30/2013	11.23	0.25	1.13	1.38	(0.32)	(0.70)
Class R
12/31/2017+	$11.24	$0.10	$0.60	$0.70	$(0.14)	$(0.32)
6/30/2017	10.80	0.25	1.16	1.41	(0.29)	(0.68)
6/30/2016	12.14	0.26	(0.56)	(0.30)	(0.36)	(0.68)
6/30/2015	13.00	0.24	(0.05)	0.19	(0.26)	(0.79)
6/30/2014	12.08	0.27	1.70	1.97	(0.26)	(0.79)
6/30/2013	11.62	0.31	1.19	1.50	(0.34)	(0.70)
Class P
12/31/2017+	$11.48	$0.13	$0.62	$0.75	$(0.17)	$(0.32)
6/30/2017	11.01	0.31	1.19	1.50	(0.35)	(0.68)
6/30/2016	12.32	0.32	(0.57)	(0.25)	(0.38)	(0.68)
6/30/2015	13.12	0.31	(0.05)	0.26	(0.27)	(0.79)
6/30/2014	12.15	0.33	1.70	2.03	(0.27)	(0.79)
6/30/2013	11.64	0.38	1.19	1.57	(0.36)	(0.70)
Institutional Class
12/31/2017+	$11.58	$0.14	$0.62	$0.76	$(0.18)	$(0.32)
6/30/2017	11.09	0.32	1.21	1.53	(0.36)	(0.68)
6/30/2016	12.40	0.33	(0.57)	(0.24)	(0.39)	(0.68)
6/30/2015	13.19	0.32	(0.05)	0.27	(0.27)	(0.79)
6/30/2014	12.20	0.35	1.70	2.05	(0.27)	(0.79)
6/30/2013	11.67	0.39	1.20	1.59	(0.36)	(0.70)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

122	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$11.48		6.54%		$1,183,088	1.29	%(c)	1.29	%(c)	2.00	%(c)	63%
(1.00)	11.24		13.88		1,091,888	1.29		1.29		2.45		159
(1.05)	10.80		(2.02)		1,009,542	1.34		1.34		2.56		94
(1.05)	12.12		1.80		897,530	1.32		1.32		2.16		84
(1.05)	12.95	(d)	17.03	(d)	863,378	1.32		1.32		2.34		114
(1.05)	12.02	(d)	13.63	(d)	473,578	1.32		1.32		2.88		193

$(0.44)	$10.63		6.19%		$1,079,656	2.04	%(c)	2.04	%(c)	1.25	%(c)	63%
(0.93)	10.44		13.08		1,090,887	2.04		2.04		1.70		159
(1.02)	10.10		(2.79)		1,159,303	2.09		2.09		1.81		94
(1.03)	11.46		0.95		1,195,391	2.07		2.07		1.41		84
(1.03)	12.38	(d)	16.14	(d)	933,126	2.07		2.07		1.59		114
(1.02)	11.59	(d)	12.78	(d)	482,554	2.07		2.07		2.13		193

$(0.46)	$11.48		6.42%		$3,152	1.54	%(c)	1.54	%(c)	1.75	%(c)	63%
(0.97)	11.24		13.59		1,781	1.54		1.54		2.20		159
(1.04)	10.80		(2.31)		2,261	1.59		1.59		2.30		94
(1.05)	12.14		1.49		2,543	1.57		1.57		1.89		84
(1.05)	13.00	(d)	16.71	(d)	3,733	1.57		1.57		2.09		114
(1.04)	12.08	(d)	13.38	(d)	2,547	1.57		1.57		2.61		193

$(0.49)	$11.74		6.70%		$781,657	1.04	%(c)	1.04	%(c)	2.25	%(c)	63%
(1.03)	11.48		14.14		690,147	1.04		1.04		2.69		159
(1.06)	11.01		(1.81)		560,425	1.09		1.09		2.81		94
(1.06)	12.32		2.07		676,865	1.07		1.07		2.42		84
(1.06)	13.12	(d)	17.26	(d)	443,278	1.07		1.07		2.59		114
(1.06)	12.15	(d)	13.97	(d)	212,734	1.07		1.07		3.13		193

$(0.50)	$11.84		6.70%		$377,202	0.94	%(c)	0.94	%(c)	2.35	%(c)	63%
(1.04)	11.58		14.33		342,652	0.94		0.94		2.76		159
(1.07)	11.09		(1.76)		181,890	0.99		0.99		2.91		94
(1.06)	12.40		2.17		190,675	0.97		0.97		2.51		84
(1.06)	13.19	(d)	17.38	(d)	163,155	0.97		0.97		2.71		114
(1.06)	12.20	(d)	14.14	(d)	126,146	0.97		0.97		3.23		193

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	123

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Mid-Cap:
Class A
12/31/2017+	$3.74	$(0.01)	$0.42	$0.41	$(0.38)	$3.77
6/30/2017	3.40	(0.01)	0.62	0.61	(0.27)	3.74
6/30/2016	3.65	(0.01)	(0.03)	(0.04)	(0.21)	3.40
6/30/2015	3.92	(0.01)	0.28	0.27	(0.54)	3.65
6/30/2014	3.20	(0.01)	0.73	0.72	—	3.92
6/30/2013	2.83	— (d)	0.60	0.60	(0.23)	3.20	(e)
Class C
12/31/2017+	$3.19	$(0.02)	$0.35	$0.33	$(0.38)	$3.14
6/30/2017	2.96	(0.04)	0.54	0.50	(0.27)	3.19
6/30/2016	3.22	(0.03)	(0.02)	(0.05)	(0.21)	2.96
6/30/2015	3.55	(0.04)	0.25	0.21	(0.54)	3.22
6/30/2014	2.92	(0.03)	0.66	0.63	—	3.55
6/30/2013	2.62	(0.02)	0.55	0.53	(0.23)	2.92	(e)
Class R
12/31/2017+	$3.69	$(0.01)	$0.41	$0.40	$(0.38)	$3.71
6/30/2017	3.37	(0.02)	0.61	0.59	(0.27)	3.69
6/30/2016	3.62	(0.02)	(0.02)	(0.04)	(0.21)	3.37
6/30/2015	3.91	(0.02)	0.27	0.25	(0.54)	3.62
6/30/2014	3.20	(0.02)	0.73	0.71	—	3.91
6/30/2013	2.84	(0.01)	0.60	0.59	(0.23)	3.20	(e)
Class P
12/31/2017+	$4.19	$— (d)	$0.46	$0.46	$(0.38)	$4.27
6/30/2017	3.77	(0.01)	0.70	0.69	(0.27)	4.19
6/30/2016	4.01	— (d)	(0.03)	(0.03)	(0.21)	3.77
6/30/2015	4.24	— (d)	0.31	0.31	(0.54)	4.01
6/30/2014	3.45	— (f)	0.79	0.79	—	4.24
6/30/2013	3.03	0.01	0.64	0.65	(0.23)	3.45	(e)
Institutional Class
12/31/2017+	$4.21	$— (d)	$0.46	$0.46	$(0.38)	$4.29
6/30/2017	3.78	—	0.70	0.70	(0.27)	4.21
6/30/2016	4.02	— (f)	(0.03)	(0.03)	(0.21)	3.78
6/30/2015	4.25	— (d)	0.31	0.31	(0.54)	4.02
6/30/2014	3.46	0.01	0.78	0.79	—	4.25
6/30/2013	3.03	0.01	0.65	0.66	(0.23)	3.46	(e)
Administrative Class
12/31/2017+	$3.94	$(0.01)	$0.43	$0.42	$(0.38)	$3.98
6/30/2017	3.56	(0.01)	0.66	0.65	(0.27)	3.94
6/30/2016	3.80	(0.01)	(0.02)	(0.03)	(0.21)	3.56
6/30/2015	4.06	(0.01)	0.29	0.28	(0.54)	3.80
6/30/2014	3.32	— (d)	0.74	0.74	—	4.06
6/30/2013	2.92	— (d)	0.63	0.63	(0.23)	3.32	(e)

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Actual amount rounds to less than $0.01 per share.

124	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

10.90%	$119,898	1.14	%(c)	(0.40	)%(c)	45%
18.89	112,947	1.13		(0.40)		77
(1.05)	86,224	1.13		(0.26)		73
7.91	98,253	1.13		(0.38)		79
22.50	106,116	1.13		(0.18)		88
22.89 (e)	95,365	1.13		(0.02)		76

10.24%	$148,404	1.89	%(c)	(1.15	)%(c)	45%
17.95	142,565	1.88		(1.15)		77
(1.51)	162,104	1.88		(1.01)		73
6.98	183,765	1.88		(1.13)		79
21.58	193,481	1.88		(0.93)		88
21.99 (e)	176,602	1.88		(0.76)		76

10.75%	$3,149	1.39	%(c)	(0.65	)%(c)	45%
18.45	2,345	1.38		(0.65)		77
(1.05)	2,195	1.38		(0.51)		73
7.38	2,867	1.38		(0.63)		79
22.19	2,795	1.38		(0.44)		88
22.46 (e)	2,398	1.38		(0.23)		76

10.92%	$10,873	0.89	%(c)	(0.15	)%(c)	45%
19.18	8,604	0.88		(0.15)		77
(0.69)	2,009	0.88		(0.01)		73
8.31	2,010	0.88		(0.12)		79
22.90	1,339	0.88		0.07		88
23.02 (e)	1,077	0.88		0.21		76

10.85%	$28,764	0.79	%(c)	(0.05	)%(c)	45%
19.39	26,788	0.78		(0.05)		77
(0.69)	29,092	0.78		0.11		73
8.29	24,130	0.78		(0.04)		79
22.83	34,540	0.78		0.16		88
23.38 (e)	33,050	0.78		0.41		76

10.58%	$1,391	1.04	%(c)	(0.28	)%(c)	45%
19.19	575	1.03		(0.30)		77
(0.73)	488	1.03		(0.16)		73
7.88	532	1.03		(0.28)		79
22.29	494	1.03		(0.09)		88
23.21 (e)	1,453	1.03		(0.06)		76

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	125

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Dividend Value:
Class A
12/31/2017+	$17.20	$0.15	$1.81	$1.96	$(0.16)	$(3.86)
6/30/2017	15.74	0.34	2.08	2.42	(0.37)	(0.59)
6/30/2016	16.68	0.37	(0.92)	(0.55)	(0.39)	—
6/30/2015	17.12	0.33	(0.44)	(0.11)	(0.33)	—
6/30/2014	14.14	0.29	3.01	3.30	(0.32)	—
6/30/2013	11.87	0.33	2.25	2.58	(0.31)	—
Class C
12/31/2017+	$17.34	$0.09	$1.82	$1.91	$(0.09)	$(3.86)
6/30/2017	15.86	0.21	2.10	2.31	(0.24)	(0.59)
6/30/2016	16.83	0.25	(0.93)	(0.68)	(0.29)	—
6/30/2015	17.27	0.20	(0.43)	(0.23)	(0.21)	—
6/30/2014	14.27	0.18	3.02	3.20	(0.20)	—
6/30/2013	11.93	0.23	2.26	2.49	(0.15)	—
Class R
12/31/2017+	$17.15	$0.13	$1.80	$1.93	$(0.13)	$(3.86)
6/30/2017	15.70	0.29	2.08	2.37	(0.33)	(0.59)
6/30/2016	16.65	0.33	(0.92)	(0.59)	(0.36)	—
6/30/2015	17.09	0.28	(0.43)	(0.15)	(0.29)	—
6/30/2014	14.12	0.26	2.99	3.25	(0.28)	—
6/30/2013	11.84	0.30	2.24	2.54	(0.26)	—
Class P
12/31/2017+	$17.30	$0.18	$1.82	$2.00	$(0.18)	$(3.86)
6/30/2017	15.83	0.38	2.09	2.47	(0.41)	(0.59)
6/30/2016	16.77	0.41	(0.93)	(0.52)	(0.42)	—
6/30/2015	17.21	0.37	(0.43)	(0.06)	(0.38)	—
6/30/2014	14.21	0.34	3.01	3.35	(0.35)	—
6/30/2013	11.96	0.37	2.25	2.62	(0.37)	—
Institutional Class
12/31/2017+	$17.30	$0.19	$1.81	$2.00	$(0.19)	$(3.86)
6/30/2017	15.82	0.41	2.08	2.49	(0.42)	(0.59)
6/30/2016	16.76	0.42	(0.93)	(0.51)	(0.43)	—
6/30/2015	17.20	0.39	(0.43)	(0.04)	(0.40)	—
6/30/2014	14.20	0.35	3.02	3.37	(0.37)	—
6/30/2013	11.96	0.38	2.25	2.63	(0.39)	—
Class R6
12/31/2017+	$17.27	$0.19	$1.81	$2.00	$(0.19)	$(3.86)
6/30/2017	15.80	0.41	2.09	2.50	(0.44)	(0.59)
6/30/2016	16.74	0.42	(0.92)	(0.50)	(0.44)	—
6/30/2015	17.19	0.39	(0.42)	(0.03)	(0.42)	—
12/19/2013* - 6/30/2014	15.62	0.19	1.56	1.75	(0.18)	—
Administrative Class
12/31/2017+	$17.41	$0.17	$1.82	$1.99	$(0.12)	$(3.86)
6/30/2017	15.92	0.36	2.11	2.47	(0.39)	(0.59)
6/30/2016	16.87	0.39	(0.94)	(0.55)	(0.40)	—
6/30/2015	17.31	0.35	(0.44)	(0.09)	(0.35)	—
6/30/2014	14.29	0.31	3.04	3.35	(0.33)	—
6/30/2013	12.01	0.34	2.27	2.61	(0.33)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

126	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.02)	$15.14	11.30%	$554,472	0.95	%(c)	1.10	%(c)	1.71	%(c)	25%
(0.96)	17.20	15.55	599,510	0.99		1.09		2.02		41
(0.39)	15.74	(3.25)	814,993	1.07		1.07		2.34		42
(0.33)	16.68	(0.65)	1,363,171	1.05		1.05		1.92		44
(0.32)	17.12	23.50	1,913,130	1.05		1.05		1.89		26
(0.31)	14.14	21.88	1,683,290	1.06		1.06		2.52		32

$(3.95)	$15.30	10.91%	$266,004	1.70	%(c)	1.85	%(c)	0.96	%(c)	25%
(0.83)	17.34	14.67	274,212	1.74		1.84		1.28		41
(0.29)	15.86	(3.97)	347,825	1.82		1.82		1.59		42
(0.21)	16.83	(1.38)	440,554	1.80		1.80		1.18		44
(0.20)	17.27	22.51	497,725	1.80		1.80		1.14		26
(0.15)	14.27	20.94	449,708	1.81		1.81		1.77		32

$(3.99)	$15.09	11.19%	$109,508	1.20	%(c)	1.35	%(c)	1.47	%(c)	25%
(0.92)	17.15	15.24	130,630	1.24		1.34		1.77		41
(0.36)	15.70	(3.50)	157,199	1.32		1.32		2.09		42
(0.29)	16.65	(0.89)	226,101	1.30		1.30		1.68		44
(0.28)	17.09	23.16	272,790	1.30		1.30		1.65		26
(0.26)	14.12	21.56	261,167	1.31		1.31		2.27		32

$(4.04)	$15.26	11.49%	$628,718	0.70	%(c)	0.85	%(c)	1.96	%(c)	25%
(1.00)	17.30	15.79	639,847	0.74		0.84		2.27		41
(0.42)	15.83	(3.03)	1,057,863	0.82		0.82		2.60		42
(0.38)	16.77	(0.38)	1,543,701	0.80		0.80		2.18		44
(0.35)	17.21	23.82	1,446,734	0.80		0.80		2.15		26
(0.37)	14.21	22.11	1,247,867	0.81		0.81		2.77		32

$(4.05)	$15.25	11.47%	$497,950	0.60	%(c)	0.75	%(c)	2.08	%(c)	25%
(1.01)	17.30	15.96	731,788	0.64		0.74		2.44		41
(0.43)	15.82	(2.95)	2,233,140	0.72		0.72		2.69		42
(0.40)	16.76	(0.29)	3,402,951	0.70		0.70		2.27		44
(0.37)	17.20	23.96	4,078,876	0.70		0.70		2.24		26
(0.39)	14.20	22.25	3,751,107	0.71		0.71		2.87		32

$(4.05)	$15.22	11.54%	$87,920	0.55	%(c)	0.70	%(c)	2.10	%(c)	25%
(1.03)	17.27	16.01	95,755	0.59		0.69		2.44		41
(0.44)	15.80	(2.90)	128,994	0.67		0.67		2.72		42
(0.42)	16.74	(0.22)	119,483	0.65		0.65		2.30		44
(0.18)	17.19	11.27	968	0.65	(c)	0.65	(c)	2.13	(c)	26

$(3.98)	$15.42	11.34%	$103,900	0.85	%(c)	1.00	%(c)	1.91	%(c)	25%
(0.98)	17.41	15.68	345,533	0.89		0.99		2.11		41
(0.40)	15.92	(3.19)	387,993	0.97		0.97		2.44		42
(0.35)	16.87	(0.55)	628,008	0.95		0.95		2.03		44
(0.33)	17.31	23.64	871,543	0.95		0.95		1.99		26
(0.33)	14.29	21.96	864,167	0.96		0.96		2.61		32

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	127

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ International Value:
Class A
12/31/2017+	$18.13	$0.10	$1.64	$1.74	$(0.10)	$19.77
6/30/2017	16.32	0.34	1.92	2.26	(0.45)	18.13
6/30/2016	21.61	0.37	(5.15)	(4.78)	(0.51)	16.32
6/30/2015	24.17	0.41	(2.40)	(1.99)	(0.57)	21.61
6/30/2014	20.80	0.46	3.32	3.78	(0.41)	24.17
6/30/2013	18.80	0.44	1.84	2.28	(0.28)	20.80
Class C
12/31/2017+	$17.86	$0.03	$1.60	$1.63	$(0.06)	$19.43
6/30/2017	16.09	0.23	1.86	2.09	(0.32)	17.86
6/30/2016	21.37	0.24	(5.08)	(4.84)	(0.44)	16.09
6/30/2015	23.91	0.24	(2.37)	(2.13)	(0.41)	21.37
6/30/2014	20.62	0.28	3.29	3.57	(0.28)	23.91
6/30/2013	18.65	0.27	1.83	2.10	(0.13)	20.62
Class R
12/31/2017+	$18.15	$0.08	$1.63	$1.71	$(0.09)	$19.77
6/30/2017	16.35	0.33	1.88	2.21	(0.41)	18.15
6/30/2016	21.66	0.35	(5.17)	(4.82)	(0.49)	16.35
6/30/2015	24.23	0.37	(2.41)	(2.04)	(0.53)	21.66
6/30/2014	20.87	0.42	3.31	3.73	(0.37)	24.23
6/30/2013	18.89	0.42	1.81	2.23	(0.25)	20.87
Class P
12/31/2017+	$18.21	$0.13	$1.63	$1.76	$(0.11)	$19.86
6/30/2017	16.40	0.40	1.90	2.30	(0.49)	18.21
6/30/2016	21.70	0.43	(5.18)	(4.75)	(0.55)	16.40
6/30/2015	24.28	0.48	(2.41)	(1.93)	(0.65)	21.70
6/30/2014	20.88	0.51	3.34	3.85	(0.45)	24.28
6/30/2013	18.90	0.50	1.85	2.35	(0.37)	20.88
Institutional Class
12/31/2017+	$18.24	$0.14	$1.63	$1.77	$(0.11)	$19.90
6/30/2017	16.42	0.37	1.95	2.32	(0.50)	18.24
6/30/2016	21.71	0.40	(5.13)	(4.73)	(0.56)	16.42
6/30/2015	24.29	0.50	(2.42)	(1.92)	(0.66)	21.71
6/30/2014	20.88	0.52	3.36	3.88	(0.47)	24.29
6/30/2013	18.92	0.53	1.83	2.36	(0.40)	20.88
Class R6
12/31/2017+	$18.19	$0.10	$1.68	$1.78	$(0.08)	$19.89
6/30/2017	16.38	0.40	1.93	2.33	(0.52)	18.19
6/30/2016	21.68	0.48	(5.20)	(4.72)	(0.58)	16.38
6/30/2015	24.28	0.55	(2.46)	(1.91)	(0.69)	21.68
12/19/2013* - 6/30/2014	22.59	0.59	1.30	1.89	(0.20)	24.28
Administrative Class
12/31/2017+	$18.19	$0.11	$1.63	$1.74	$(0.10)	$19.83
6/30/2017	16.37	0.36	1.92	2.28	(0.46)	18.19
6/30/2016	21.68	0.42	(5.20)	(4.78)	(0.53)	16.37
6/30/2015	24.25	0.45	(2.41)	(1.96)	(0.61)	21.68
6/30/2014	20.83	0.46	3.36	3.82	(0.40)	24.25
6/30/2013	18.89	0.48	1.82	2.30	(0.36)	20.83

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

128	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

9.61%	$112,815	1.29	%(c)	1.37	%(c)	1.06	%(c)	29%
13.99	127,642	1.30		1.35		2.01		63
(22.28)	258,429	1.29		1.32		2.04		50
(8.30)	466,262	1.27		1.30		1.83		54
18.25	924,201	1.24		1.29		2.01		33
12.08	855,773	1.22		1.30		2.10		19

9.15%	$47,520	2.04	%(c)	2.12	%(c)	0.32	%(c)	29%
13.10	54,546	2.05		2.10		1.37		63
(22.81)	83,722	2.04		2.07		1.33		50
(8.99)	154,476	2.02		2.05		1.09		54
17.36	203,445	1.99		2.04		1.23		33
11.21	198,600	1.97		2.05		1.30		19

9.42%	$10,193	1.54	%(c)	1.62	%(c)	0.81	%(c)	29%
13.68	11,300	1.55		1.60		1.91		63
(22.43)	13,915	1.54		1.57		1.89		50
(8.52)	22,511	1.52		1.55		1.63		54
17.95	28,344	1.49		1.54		1.85		33
11.75	18,306	1.47		1.55		1.99		19

9.69%	$138,682	1.04	%(c)	1.11	%(c)	1.31	%(c)	29%
14.20	148,540	1.05		1.10		2.34		63
(22.07)	350,745	1.04		1.07		2.34		50
(8.04)	659,204	1.02		1.05		2.15		54
18.54	500,111	0.99		1.04		2.24		33
12.35	458,708	0.97		1.05		2.34		19

9.76%	$67,859	0.94	%(c)	1.02	%(c)	1.41	%(c)	29%
14.33	74,272	0.95		1.00		2.18		63
(21.97)	309,622	0.94		0.97		2.17		50
(7.98)	1,095,977	0.92		0.95		2.21		54
18.68	1,392,488	0.89		0.94		2.29		33
12.49	1,311,993	0.87		0.95		2.50		19

9.78%	$2,786	0.87	%(c)	0.95	%(c)	1.00	%(c)	29%
14.42	28,460	0.90		0.95		2.33		63
(21.97)	55,751	0.89		0.92		2.64		50
(7.94)	66,164	0.87		0.90		2.51		54
8.38	1,441	0.87	(c)	0.89	(c)	4.65	(c)	33

9.61%	$5,242	1.19	%(c)	1.26	%(c)	1.13	%(c)	29%
14.09	4,973	1.20		1.25		2.08		63
(22.22)	14,487	1.19		1.22		2.31		50
(8.18)	19,020	1.17		1.20		2.00		54
18.42	20,604	1.14		1.19		2.01		33
12.18	40,909	1.12		1.20		2.26		19

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	129

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI NFJ Large-Cap Value:
Class A
12/31/2017+	$24.31	$0.25	$2.52		$2.77	$(0.23)	$26.85
6/30/2017	20.34	0.36	3.97	(d)	4.33	(0.36)	24.31	(d)
6/30/2016	21.44	0.37	(1.09)		(0.72)	(0.38)	20.34
6/30/2015	21.13	0.35	0.30		0.65	(0.34)	21.44
6/30/2014	17.56	0.32	3.57		3.89	(0.32)	21.13
6/30/2013	14.56	0.32	3.03		3.35	(0.35)	17.56
Class C
12/31/2017+	$24.57	$0.16	$2.55		$2.71	$(0.14)	$27.14
6/30/2017	20.50	0.19	4.01	(d)	4.20	(0.13)	24.57	(d)
6/30/2016	21.57	0.22	(1.09)		(0.87)	(0.20)	20.50
6/30/2015	21.22	0.19	0.30		0.49	(0.14)	21.57
6/30/2014	17.64	0.18	3.57		3.75	(0.17)	21.22
6/30/2013	14.53	0.20	3.04		3.24	(0.13)	17.64
Class R
12/31/2017+	$24.55	$0.22	$2.54		$2.76	$(0.20)	$27.11
6/30/2017	20.51	0.30	4.02	(d)	4.32	(0.28)	24.55	(d)
6/30/2016	21.60	0.32	(1.09)		(0.77)	(0.32)	20.51
6/30/2015	21.26	0.30	0.30		0.60	(0.26)	21.60
6/30/2014	17.67	0.27	3.60		3.87	(0.28)	21.26
6/30/2013	14.63	0.28	3.04		3.32	(0.28)	17.67
Class P
12/31/2017+	$24.53	$0.28	$2.56		$2.84	$(0.27)	$27.10
6/30/2017	20.56	0.42	4.01	(d)	4.43	(0.46)	24.53	(d)
6/30/2016	21.68	0.42	(1.09)		(0.67)	(0.45)	20.56
6/30/2015	21.42	0.41	0.31		0.72	(0.46)	21.68
6/30/2014	17.80	0.37	3.62		3.99	(0.37)	21.42
6/30/2013	14.78	0.37	3.07		3.44	(0.42)	17.80
Institutional Class
12/31/2017+	$24.20	$0.29	$2.52		$2.81	$(0.28)	$26.73
6/30/2017	20.27	0.43	3.97	(d)	4.40	(0.47)	24.20	(d)
6/30/2016	21.39	0.44	(1.09)		(0.65)	(0.47)	20.27
6/30/2015	21.13	0.42	0.31		0.73	(0.47)	21.39
6/30/2014	17.56	0.39	3.57		3.96	(0.39)	21.13
6/30/2013	14.60	0.38	3.02		3.40	(0.44)	17.56
Administrative Class
12/31/2017+	$24.64	$0.26	$2.57		$2.83	$(0.25)	$27.22
6/30/2017	20.61	0.38	4.04	(d)	4.42	(0.39)	24.64	(d)
6/30/2016	21.73	0.39	(1.10)		(0.71)	(0.41)	20.61
6/30/2015	21.26	0.39	0.29		0.68	(0.21)	21.73
6/30/2014	17.67	0.34	3.59		3.93	(0.34)	21.26
6/30/2013	14.66	0.34	3.05		3.39	(0.38)	17.67

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $0.65 for Class A; $0.68 for Class C; $0.71 for Class R; $0.75 for Class P; $0.57 for Institutional Class and $0.65 for Administrative Class. The increase in total return per class was approximately 3.24% for Class A; 3.33% for Class C; 3.50% for Class R; 3.72% for Class P; 2.87% for Institutional Class and 3.21% for Administrative Class.

130	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

11.47%	$159,140	1.02	%(c)	1.12	%(c)	1.97	%(c)	43%
21.42 (d)	151,306	1.02		1.12		1.60		67
(3.30)	150,436	1.11		1.11		1.82		51
3.06	145,039	1.11		1.11		1.63		26
22.30	172,182	1.11		1.11		1.65		22
23.21	164,174	1.11		1.11		2.00		23

11.05%	$72,276	1.77	%(c)	1.87	%(c)	1.22	%(c)	43%
20.52 (d)	70,159	1.77		1.87		0.86		67
(4.04)	79,758	1.86		1.86		1.06		51
2.28	94,367	1.86		1.86		0.88		26
21.35	103,838	1.86		1.86		0.90		22
22.35	97,106	1.86		1.86		1.25		23

11.31%	$7,508	1.27	%(c)	1.37	%(c)	1.71	%(c)	43%
21.14 (d)	6,997	1.27		1.37		1.35		67
(3.53)	7,200	1.36		1.36		1.56		51
2.80	8,641	1.36		1.36		1.39		26
22.00	11,546	1.36		1.36		1.40		22
22.86	8,507	1.36		1.36		1.76		23

11.63%	$20,246	0.77	%(c)	0.87	%(c)	2.19	%(c)	43%
21.71 (d)	18,164	0.77		0.87		1.85		67
(3.06)	14,197	0.86		0.86		2.06		51
3.35	17,699	0.86		0.86		1.88		26
22.57	12,148	0.86		0.86		1.90		22
23.51	10,265	0.86		0.86		2.25		23

11.68%	$127,724	0.67	%(c)	0.77	%(c)	2.30	%(c)	43%
21.88 (d)	114,377	0.67		0.77		1.95		67
(2.99)	150,909	0.76		0.76		2.18		51
3.44	312,294	0.76		0.76		1.97		26
22.73	431,318	0.76		0.76		2.00		22
23.58	366,609	0.76		0.76		2.35		23

11.53%	$1,489	0.92	%(c)	1.02	%(c)	2.03	%(c)	43%
21.58 (d)	1,272	0.92		1.02		1.71		67
(3.23)	1,345	1.01		1.01		1.91		51
3.20	1,655	1.01		1.01		1.79		26
22.38	6,391	1.01		1.01		1.76		22
23.28	6,830	1.01		1.01		2.10		23

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	131

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Mid-Cap Value:
Class A
12/31/2017+	$31.41	$0.23	$2.69	$2.92	$(0.26)	$(2.75)
6/30/2017	24.37	0.36	7.03 (e)	7.39	(0.33)	(0.02)
6/30/2016	25.82	0.45	(0.87)	(0.42)	(0.32)	(0.71)
6/30/2015	25.52	0.31	0.36	0.67	(0.37)	—
6/30/2014	20.33	0.29	5.10	5.39	(0.20)	—
6/30/2013	16.85	0.27	3.56	3.83	(0.35)	—
Class C
12/31/2017+	$26.22	$0.09	$2.24	$2.33	$(0.05)	$(2.75)
6/30/2017	20.43	0.13	5.87 (e)	6.00	(0.19)	(0.02)
6/30/2016	21.83	0.23	(0.73)	(0.50)	(0.19)	(0.71)
6/30/2015	21.66	0.10	0.30	0.40	(0.23)	—
6/30/2014	17.30	0.10	4.34	4.44	(0.08)	—
6/30/2013	14.40	0.11	3.04	3.15	(0.25)	—
Class R
12/31/2017+	$27.40	$0.17	$2.35	$2.52	$(0.27)	$(2.75)
6/30/2017	21.26	0.26	6.13 (e)	6.39	(0.23)	(0.02)
6/30/2016	22.68	0.34	(0.76)	(0.42)	(0.29)	(0.71)
6/30/2015	22.48	0.22	0.32	0.54	(0.34)	—
6/30/2014	17.95	0.21	4.49	4.70	(0.17)	—
6/30/2013	14.93	0.20	3.14	3.34	(0.32)	—
Class P
12/31/2017+	$26.01	$0.24	$2.22	$2.46	$(0.38)	$(2.75)
6/30/2017	20.27	0.32	5.87 (e)	6.19	(0.43)	(0.02)
6/30/2016	21.70	0.43	(0.74)	(0.31)	(0.41)	(0.71)
6/30/2015	21.57	0.33	0.29	0.62	(0.49)	—
6/30/2014	17.23	0.29	4.32	4.61	(0.27)	—
6/30/2013	14.38	0.26	3.04	3.30	(0.45)	—
Institutional Class
12/31/2017+	$33.41	$0.34	$2.84	$3.18	$(0.40)	$(2.75)
6/30/2017	25.88	0.48	7.47 (e)	7.95	(0.40)	(0.02)
6/30/2016	27.33	0.56	(0.90)	(0.34)	(0.40)	(0.71)
6/30/2015	26.99	0.43	0.37	0.80	(0.46)	—
6/30/2014	21.49	0.41	5.38	5.79	(0.29)	—
6/30/2013	17.80	0.36	3.76	4.12	(0.43)	—
Class R6
12/18/2017* - 12/31/2017+	$36.74	$0.02	$(0.18)	$(0.16)	$(0.43)	$(2.75)
Administrative Class
12/31/2017+	$32.35	$0.28	$2.75	$3.03	$(0.34)	$(2.75)
6/30/2017	25.08	0.40	7.24 (e)	7.64	(0.35)	(0.02)
6/30/2016	26.54	0.49	(0.89)	(0.40)	(0.35)	(0.71)
6/30/2015	26.23	0.35	0.37	0.72	(0.41)	—
6/30/2014	20.89	0.32	5.25	5.57	(0.23)	—
6/30/2013	17.30	0.30	3.65	3.95	(0.36)	—

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from securities litigation increased net realized and change in unrealized gain (loss) and net asset value per share by approximately $1.41 for Class A; $1.23 for Class C; $1.13 for Class R; $1.93 for Class P; $1.19 for Institutional Class and $1.63 for Administrative Class. The increase in total return per class was approximately 5.86% for Class A; 6.08% for Class C; 5.37% for Class R; 9.70% for Class P; 4.66% for Institutional Class and 6.58% for Administrative Class.

132	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.01)	$31.32		9.28%	$553,433	1.09	%(c)	1.21	%(c)	1.43	%(c)	16%
(0.35)	31.41	(e)	30.53 (e)	480,691	1.21	(d)	1.21	(d)	1.30	(d)	45
(1.03)	24.37		(1.46)	363,166	1.23	(d)	1.23	(d)	1.88	(d)	50
(0.37)	25.82		2.66	408,706	1.26	(d)	1.26	(d)	1.23	(d)	48
(0.20)	25.52		26.63	459,875	1.26	(d)	1.26	(d)	1.28	(d)	40
(0.35)	20.33		22.94	409,581	1.26		1.26		1.46		28

$(2.80)	$25.75		8.87%	$181,882	1.84	%(c)	1.96	%(c)	0.67	%(c)	16%
(0.21)	26.22	(e)	29.52 (e)	168,922	1.96	(d)	1.96	(d)	0.59	(d)	45
(0.90)	20.43		(2.16)	173,304	1.98	(d)	1.98	(d)	1.13	(d)	50
(0.23)	21.83		1.88	198,432	2.01	(d)	2.01	(d)	0.48	(d)	48
(0.08)	21.66		25.72	217,181	2.01	(d)	2.01	(d)	0.53	(d)	40
(0.25)	17.30		22.02	194,591	2.01		2.01		0.71		28

$(3.02)	$26.90		9.15%	$11,163	1.34	%(c)	1.47	%(c)	1.21	%(c)	16%
(0.25)	27.40	(e)	30.19 (e)	5,591	1.46	(d)	1.46	(d)	1.09	(d)	45
(1.00)	21.26		(1.70)	6,969	1.48	(d)	1.48	(d)	1.58	(d)	50
(0.34)	22.68		2.43	11,665	1.51	(d)	1.51	(d)	0.96	(d)	48
(0.17)	22.48		26.29	14,103	1.51	(d)	1.51	(d)	1.01	(d)	40
(0.32)	17.95		22.59	12,738	1.51		1.51		1.21		28

$(3.13)	$25.34		9.44%	$113,054	0.83	%(c)	0.97	%(c)	1.78	%(c)	16%
(0.45)	26.01	(e)	30.82 (e)	52,167	0.96	(d)	0.96	(d)	1.39	(d)	45
(1.12)	20.27		(1.19)	17,268	0.98	(d)	0.98	(d)	2.14	(d)	50
(0.49)	21.70		2.93	15,307	1.01	(d)	1.01	(d)	1.55	(d)	48
(0.27)	21.57		26.92	6,687	1.01	(d)	1.01	(d)	1.50	(d)	40
(0.45)	17.23		23.28	6,707	1.01		1.01		1.64		28

$(3.15)	$33.44		9.48%	$151,978	0.72	%(c)	0.87	%(c)	1.95	%(c)	16%
(0.42)	33.41	(e)	30.95 (e)	53,333	0.86	(d)	0.86	(d)	1.66	(d)	45
(1.11)	25.88		(1.08)	55,877	0.88	(d)	0.88	(d)	2.16	(d)	50
(0.46)	27.33		3.01	92,289	0.91	(d)	0.91	(d)	1.60	(d)	48
(0.29)	26.99		27.09	89,928	0.91	(d)	0.91	(d)	1.66	(d)	40
(0.43)	21.49		23.39	66,059	0.91		0.91		1.84		28

$(3.18)	$33.40		(0.46)%	$224	0.58	%(c)	0.80	%(c)	1.63	%(c)	16%

$(3.09)	$32.29		9.35%	$10,977	0.97	%(c)	1.12	%(c)	1.69	%(c)	16%
(0.37)	32.35	(e)	30.66 (e)	5,120	1.11	(d)	1.11	(d)	1.40	(d)	45
(1.06)	25.08		(1.36)	3,792	1.13	(d)	1.13	(d)	1.98	(d)	50
(0.41)	26.54		2.77	4,698	1.16	(d)	1.16	(d)	1.33	(d)	48
(0.23)	26.23		26.77	4,961	1.16	(d)	1.16	(d)	1.36	(d)	40
(0.36)	20.89		23.07	4,737	1.16		1.16		1.56		28

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	133

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Small-Cap Value:
Class A
12/31/2017+	$24.36	$0.15	$1.54	$1.69	$(0.12)	$(4.26)
6/30/2017	20.82	0.30	4.12	4.42	(0.32)	(0.56)
6/30/2016	25.91	0.41	(1.92)	(1.51)	(0.35)	(3.23)
6/30/2015	35.24	0.41	(1.95)	(1.54)	(0.67)	(7.12)
6/30/2014	31.96	0.39	6.96	7.35	(0.35)	(3.72)
6/30/2013	28.25	0.53	5.41	5.94	(0.38)	(1.85)
Class C
12/31/2017+	$22.14	$0.05	$1.40	$1.45	$— (f)	$(4.26)
6/30/2017	19.02	0.12	3.75	3.87	(0.19)	(0.56)
6/30/2016	23.99	0.23	(1.78)	(1.55)	(0.19)	(3.23)
6/30/2015	33.27	0.17	(1.85)	(1.68)	(0.48)	(7.12)
6/30/2014	30.40	0.13	6.59	6.72	(0.13)	(3.72)
6/30/2013	26.97	0.29	5.16	5.45	(0.17)	(1.85)
Class R
12/31/2017+	$25.64	$0.12	$1.62	$1.74	$(0.04)	$(4.26)
6/30/2017	21.87	0.25	4.34	4.59	(0.26)	(0.56)
6/30/2016	26.99	0.37	(1.99)	(1.62)	(0.27)	(3.23)
6/30/2015	36.37	0.34	(2.02)	(1.68)	(0.58)	(7.12)
6/30/2014	32.87	0.31	7.17	7.48	(0.26)	(3.72)
6/30/2013	28.96	0.47	5.56	6.03	(0.27)	(1.85)
Class P
12/31/2017+	$26.69	$0.20	$1.68	$1.88	$(0.20)	$(4.26)
6/30/2017	22.74	0.36	4.54	4.90	(0.39)	(0.56)
6/30/2016	27.92	0.51	(2.06)	(1.55)	(0.40)	(3.23)
6/30/2015	37.36	0.51	(2.07)	(1.56)	(0.76)	(7.12)
6/30/2014	33.59	0.48	7.37	7.85	(0.36)	(3.72)
6/30/2013	29.59	0.64	5.67	6.31	(0.46)	(1.85)
Institutional Class
12/31/2017+	$26.82	$0.21	$1.70	$1.91	$(0.22)	$(4.26)
6/30/2017	22.84	0.42	4.53	4.95	(0.41)	(0.56)
6/30/2016	28.05	0.55	(2.08)	(1.53)	(0.45)	(3.23)
6/30/2015	37.46	0.56	(2.07)	(1.51)	(0.78)	(7.12)
6/30/2014	33.73	0.56	7.36	7.92	(0.47)	(3.72)
6/30/2013	29.70	0.69	5.70	6.39	(0.51)	(1.85)
Class R6
12/31/2017+	$26.75	$0.22	$1.69	$1.91	$(0.24)	$(4.26)
6/30/2017	22.79	0.41	4.55	4.96	(0.44)	(0.56)
6/30/2016	28.02	0.56	(2.08)	(1.52)	(0.48)	(3.23)
6/30/2015	37.47	0.40	(1.90)	(1.50)	(0.83)	(7.12)
12/19/2013* - 6/30/2014	34.19	0.29	2.99	3.28	—	—
Administrative Class
12/31/2017+	$24.30	$0.16	$1.54	$1.70	$(0.14)	$(4.26)
6/30/2017	20.78	0.33	4.11	4.44	(0.36)	(0.56)
6/30/2016	25.87	0.45	(1.92)	(1.47)	(0.39)	(3.23)
6/30/2015	35.19	0.46	(1.96)	(1.50)	(0.70)	(7.12)
6/30/2014	31.92	0.44	6.95	7.39	(0.40)	(3.72)
6/30/2013	28.23	0.58	5.39	5.97	(0.43)	(1.85)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.00%, respectively.
(f)	Actual amount rounds to less than $(0.01) per share.

134	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.38)	$21.67		6.84%		$689,678	1.20	%(c)	1.25	%(c)	1.17	%(c)	10%
(0.88)	24.36		21.38		788,438	1.20	(d)	1.24	(d)	1.31	(d)	30
(3.58)	20.82		(5.31)		1,037,525	1.22	(d)	1.23	(d)	1.88	(d)	48
(7.79)	25.91	(e)	(3.77	)(e)	1,592,000	1.18		1.21		1.39		42
(4.07)	35.24		24.36		2,250,556	1.17		1.21		1.15		29
(2.23)	31.96		22.10		2,139,306	1.18		1.18		1.77		31

$(4.26)	$19.33		6.42%		$122,578	1.95	%(c)	2.00	%(c)	0.44	%(c)	10%
(0.75)	22.14		20.45		135,225	1.95	(d)	1.99	(d)	0.56	(d)	30
(3.42)	19.02		(5.99)		175,139	1.97	(d)	1.98	(d)	1.14	(d)	48
(7.60)	23.99	(e)	(4.52	)(e)	259,629	1.93		1.96		0.63		42
(3.85)	33.27		23.43		342,352	1.92		1.96		0.40		29
(2.02)	30.40		21.25		326,520	1.93		1.93		1.02		31

$(4.30)	$23.08		6.67%		$45,731	1.45	%(c)	1.50	%(c)	0.93	%(c)	10%
(0.82)	25.64		21.09		51,759	1.45	(d)	1.49	(d)	1.04	(d)	30
(3.50)	21.87		(5.52)		64,707	1.47	(d)	1.48	(d)	1.62	(d)	48
(7.70)	26.99	(e)	(4.06	)(e)	97,345	1.43		1.46		1.13		42
(3.98)	36.37		24.06		131,571	1.42		1.46		0.90		29
(2.12)	32.87		21.82		132,478	1.43		1.43		1.50		31

$(4.46)	$24.11		6.96%		$70,007	0.95	%(c)	1.00	%(c)	1.45	%(c)	10%
(0.95)	26.69		21.66		72,679	0.95	(d)	0.99	(d)	1.42	(d)	30
(3.63)	22.74		(5.01)		58,556	0.97	(d)	0.98	(d)	2.13	(d)	48
(7.88)	27.92	(e)	(3.58	)(e)	106,077	0.93		0.96		1.63		42
(4.08)	37.36		24.68		93,195	0.92		0.96		1.34		29
(2.31)	33.59		22.43		125,247	0.93		0.93		2.03		31

$(4.48)	$24.25		7.03%		$1,053,580	0.85	%(c)	0.90	%(c)	1.54	%(c)	10%
(0.97)	26.82		21.82		1,213,861	0.83	(d)	0.89	(d)	1.68	(d)	30
(3.68)	22.84		(4.93)		1,800,472	0.82	(d)	0.88	(d)	2.28	(d)	48
(7.90)	28.05	(e)	(3.40	)(e)	2,866,196	0.78		0.86		1.78		42
(4.19)	37.46		24.85		3,749,112	0.77		0.86		1.55		29
(2.36)	33.73		22.63		3,537,603	0.78		0.83		2.17		31

$(4.50)	$24.16		7.05%		$430,288	0.80	%(c)	0.85	%(c)	1.58	%(c)	10%
(1.00)	26.75		21.90		464,279	0.79	(d)	0.84	(d)	1.60	(d)	30
(3.71)	22.79		(4.86)		371,453	0.77	(d)	0.83	(d)	2.39	(d)	48
(7.95)	28.02	(e)	(3.37	)(e)	235,613	0.73		0.81		1.36		42
—	37.47		9.59		27,994	0.72	(c)	0.81	(c)	1.49	(c)	29

$(4.40)	$21.60		6.89%		$289,135	1.10	%(c)	1.15	%(c)	1.27	%(c)	10%
(0.92)	24.30		21.52		365,241	1.09	(d)	1.14	(d)	1.43	(d)	30
(3.62)	20.78		(5.11)		494,621	1.07	(d)	1.13	(d)	2.03	(d)	48
(7.82)	25.87	(e)	(3.62	)(e)	811,305	1.03		1.11		1.54		42
(4.12)	35.19		24.55		1,220,261	1.02		1.11		1.30		29
(2.28)	31.92		22.30		1,209,716	1.03		1.08		1.92		31

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	135

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Small-Cap Blend:
Class A
12/31/2017+	$20.51	$0.03	$2.39	$2.42	$—	$(2.80)
6/30/2017	16.71	0.03	3.79	3.82	(0.01)	(0.01)
6/30/2016	18.41	0.03	(1.14)	(1.11)	(0.09)	(0.50)
6/30/2015	18.28	0.09	0.93	1.02	(0.05)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.08	3.38	3.46	(0.06)	(0.12)
Class C
12/31/2017+	$20.07	$(0.05)	$2.34	$2.29	$—	$(2.80)
6/30/2017	16.48	(0.11)	3.71	3.60	— (e)	(0.01)
6/30/2016	18.20	(0.10)	(1.12)	(1.22)	— (e)	(0.50)
6/30/2015	18.16	(0.05)	0.93	0.88	— (e)	(0.84)
7/2/2013* - 6/30/2014	15.00	(0.07)	3.40	3.33	(0.05)	(0.12)
Class P
12/31/2017+	$20.63	$0.06	$2.40	$2.46	$—	$(2.80)
6/30/2017	16.77	0.07	3.81	3.88	(0.01)	(0.01)
6/30/2016	18.49	0.07	(1.15)	(1.08)	(0.14)	(0.50)
6/30/2015	18.33	0.13	0.95	1.08	(0.08)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.10	3.41	3.51	(0.06)	(0.12)
Institutional Class
12/31/2017+	$20.73	$0.08	$2.41	$2.49	$—	$(2.80)
6/30/2017	16.84	0.10	3.81	3.91	(0.01)	(0.01)
6/30/2016	18.49	0.08	(1.13)	(1.05)	(0.10)	(0.50)
6/30/2015	18.34	0.15	0.94	1.09	(0.10)	(0.84)
7/2/2013* - 6/30/2014	15.00	0.11	3.42	3.53	(0.07)	(0.12)

+	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Actual amount rounds to less than $(0.01) per share.

136	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.80)	$20.13		11.75%	$43,388	1.32	%(c)	1.32	%(c)	0.27	%(c)	68%
(0.02)	20.51	(d)	22.82 (d)	39,509	1.31		1.31		0.15		152
(0.59)	16.71		(6.02)	32,660	1.27		1.31		0.17		139
(0.89)	18.41		6.01	38,579	1.24		1.30		0.47		148
(0.18)	18.28		23.15	103	1.31	(c)	3.19	(c)	0.46	(c)	119

$(2.80)	$19.56		11.36%	$34,049	2.07	%(c)	2.07	%(c)	(0.49	)%(c)	68%
(0.01)	20.07	(d)	21.82 (d)	32,802	2.06		2.06		(0.60)		152
(0.50)	16.48		(6.72)	36,607	2.02		2.06		(0.58)		139
(0.84)	18.20		5.27	44,067	1.99		2.05		(0.29)		148
(0.17)	18.16		22.28	39	2.06	(c)	3.99	(c)	(0.38	)(c)	119

$(2.80)	$20.29		11.87%	$4,397	1.07	%(c)	1.07	%(c)	0.55	%(c)	68%
(0.02)	20.63	(d)	23.12 (d)	3,425	1.06		1.06		0.39		152
(0.64)	16.77		(5.82)	3,246	1.02		1.06		0.43		139
(0.92)	18.49		6.36	2,143	0.99		1.05		0.73		148
(0.18)	18.33		23.43	13	1.06	(c)	3.40	(c)	0.56	(c)	119

$(2.80)	$20.42		11.96%	$4,655	0.97	%(c)	0.97	%(c)	0.68	%(c)	68%
(0.02)	20.73	(d)	23.22 (d)	3,037	0.96		0.96		0.52		152
(0.60)	16.84		(5.69)	2,738	0.92		0.96		0.46		139
(0.94)	18.49		6.41	6,656	0.93		0.95		0.86		148
(0.19)	18.34		23.56	6,277	0.96	(c)	3.30	(c)	0.66	(c)	119

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	137

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Technology:
Class A
12/31/2017+	$60.82	$(0.30)		$11.89	$11.59	$(11.16)	$61.25
6/30/2017	48.03	(0.17	)(e)	15.75	15.58	(2.79)	60.82	(e)
6/30/2016	58.15	(0.38)		(1.07)	(1.45)	(8.67)	48.03
6/30/2015	63.49	(0.54)		6.49	5.95	(11.29)	58.15
6/30/2014	50.70	(0.54)		17.81	17.27	(4.48)	63.49
6/30/2013	45.66	(0.30)		8.11	7.81	(2.77)	50.70
Class C
12/31/2017+	$49.43	$(0.44)		$9.67	$9.23	$(11.16)	$47.50
6/30/2017	39.80	(0.46	)(e)	12.88	12.42	(2.79)	49.43	(e)
6/30/2016	49.98	(0.66)		(0.85)	(1.51)	(8.67)	39.80
6/30/2015	56.46	(0.87)		5.68	4.81	(11.29)	49.98
6/30/2014	45.82	(0.88)		16.00	15.12	(4.48)	56.46
6/30/2013	41.83	(0.59)		7.35	6.76	(2.77)	45.82
Class P
12/31/2017+	$66.03	$(0.23)		$12.90	$12.67	$(11.16)	$67.54
6/30/2017	51.80	(0.00	)(e)(f)	17.02	17.02	(2.79)	66.03	(e)
6/30/2016	61.90	(0.27)		(1.16)	(1.43)	(8.67)	51.80
6/30/2015	66.74	(0.42)		6.87	6.45	(11.29)	61.90
6/30/2014	52.97	(0.42)		18.67	18.25	(4.48)	66.74
6/30/2013	47.48	(0.18)		8.44	8.26	(2.77)	52.97
Institutional Class
12/31/2017+	$66.94	$(0.19)		$13.07	$12.88	$(11.16)	$68.66
6/30/2017	52.43	0.06	(e)	17.24	17.30	(2.79)	66.94	(e)
6/30/2016	62.49	(0.24)		(1.15)	(1.39)	(8.67)	52.43
6/30/2015	67.21	(0.36)		6.93	6.57	(11.29)	62.49
6/30/2014	53.27	(0.36)		18.78	18.42	(4.48)	67.21
6/30/2013	47.68	(0.14)		8.50	8.36	(2.77)	53.27
Administrative Class
12/31/2017+	$63.76	$(0.27)		$12.45	$12.18	$(11.16)	$64.78
6/30/2017	50.18	(0.23	)(e)	16.60	16.37	(2.79)	63.76	(e)
6/30/2016	60.32	(0.36)		(1.11)	(1.47)	(8.67)	50.18
6/30/2015	65.40	(0.50)		6.71	6.21	(11.29)	60.32
6/30/2014	52.06	(0.50)		18.32	17.82	(4.48)	65.40
6/30/2013	46.77	(0.25)		8.31	8.06	(2.77)	52.06

+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	An out of period adjustment of $3,694,541, which is included in miscellaneous income, related to income earned in previous years, decreased net investment loss per share and increased net asset value per share by approximately $0.15 for Class A; $0.13 for Class C; $0.20 for Class P; $0.20 for Institutional Class and $0.04 for Administrative Class. The increase in total return and decrease in ratio of net investment loss to average net assets relating to this income for each share class was approximately 0.33% and 0.28% for Class A; 0.35% and 0.29% for Class C; 0.40% and 0.33% for Class P; 0.40% and 0.32% for Institutional Class; 0.09% and 0.08% for Administrative Class, respectively.
(f)	Actual amount rounds to less than $(0.01) per share.

138	Semiannual Report	| December 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

18.81%	$485,142	1.42	%(c)(d)	1.57	%(c)(d)	(0.87	)%(c)(d)	46%
33.69 (e)	452,039	1.51	(d)	1.61	(d)	(0.31	)(d)(e)	128
(3.24)	417,305	1.66	(d)	1.66	(d)	(0.74	)(d)	171
10.33	340,765	1.61		1.61		(0.90)		165
35.10	330,421	1.59		1.59		(0.92)		152
17.95	259,132	1.57		1.57		(0.63)		161

18.37%	$123,035	2.17	%(c)(d)	2.32	%(c)(d)	(1.62	)%(c)(d)	46%
32.69 (e)	113,411	2.26	(d)	2.36	(d)	(1.05	)(d)(e)	128
(3.95)	112,423	2.41	(d)	2.41	(d)	(1.53	)(d)	171
9.51	130,395	2.36		2.36		(1.65)		165
34.08	127,243	2.34		2.34		(1.67)		152
17.08	104,421	2.32		2.32		(1.37)		161

18.96%	$68,600	1.17	%(c)(d)	1.32	%(c)(d)	(0.62	)%(c)(d)	46%
34.03 (e)	59,369	1.26	(d)	1.35	(d)	(0.01	)(d)(e)	128
(2.99)	44,881	1.41	(d)	1.41	(d)	(0.50	)(d)	171
10.62	53,710	1.36		1.36		(0.66)		165
35.43	45,425	1.34		1.34		(0.67)		152
18.24	33,833	1.32		1.32		(0.38)		161

19.02%	$635,027	1.07	%(c)(d)	1.22	%(c)(d)	(0.52	)%(c)(d)	46%
34.16 (e)	736,162	1.16	(d)	1.25	(d)	0.09	(d)(e)	128
(2.89)	518,761	1.31	(d)	1.31	(d)	(0.43	)(d)	171
10.71	617,315	1.26		1.26		(0.55)		165
35.56	544,216	1.24		1.24		(0.57)		152
18.38	399,840	1.22		1.22		(0.28)		161

18.87%	$17,697	1.32	%(c)(d)	1.47	%(c)(d)	(0.77	)%(c)(d)	46%
33.83 (e)	15,062	1.44	(d)	1.52	(d)	(0.41	)(d)(e)	128
(3.15)	62,913	1.56	(d)	1.56	(d)	(0.68	)(d)	171
10.44	72,947	1.51		1.51		(0.80)		165
35.25	65,147	1.49		1.49		(0.82)		152
18.06	49,124	1.47		1.47		(0.53)		161

See accompanying Notes to Financial Statements	| December 31, 2017 |	Semiannual Report	139

Notes to Financial Statements

December 31, 2017 (unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies. As of December 31, 2017, the Trust consisted of fourteen separate investment funds (each a “Fund” and collectively the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Adviser”) serves as the Funds’ investment adviser. On July 1, 2017, NFJ Investment Group LLC (“NFJ”), which had previously served as sub-adviser to certain Funds merged with and into AllianzGI U.S. (the “NFJ Merger”). Following the NFJ Merger, all Funds for which NFJ served as sub-adviser on June 30, 2017, no longer had a sub-adviser. The NFJ Merger did not result in any personnel changes and otherwise had no practical effect on the management of the Funds. The Investment Adviser is, and NFJ prior to its merger with and into AllianzGI U.S. on July 1, 2017, was, an indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative.

The following Funds sold and issued shares of beneficial interest to Allianz Fund Investments, Inc. (“AFI”), an indirect wholly-owned subsidiary of Allianz SE, during the six months ended December 31, 2017:

AllianzGI NFJ Mid-Cap Value
Class	Date	Shares	Amount
R6	12/18/17	272	$10,000

The investment objective of AllianzGI Emerging Markets Opportunities is to seek maximum long-term capital appreciation. The investment objective of AllianzGI Focused Growth, AllianzGI Global Natural Resources, AllianzGI Global Small-Cap, AllianzGI Health Sciences, AllianzGI Mid-Cap, AllianzGI Small-Cap Blend and AllianzGI Technology is to seek long-term capital appreciation. The investment objective of AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap Value, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value is to seek long-term growth of capital and income. The investment objective of AllianzGI Income & Growth is to seek total return comprised of current income, current gains and capital appreciation. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Adviser monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Adviser determines if adjustments should be made in light of market changes, events

140	December 31, 2017 |	Semiannual Report

affecting the issuer or other factors. If the Investment Adviser determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board may determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Semiannual Report	| December 31, 2017	141

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at December 31, 2017 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Brazil	$3,500,794	$6,333,118	—	$9,833,912
China	4,448,694	96,158,985	—	100,607,679
Hong Kong	5,279,472	13,143,482	—	18,422,954
India	8,001,921	12,764,624	—	20,766,545
Indonesia	6,492,413	2,503,421	—	8,995,834
Korea (Republic of)	5,233,132	33,720,550	—	38,953,682
Peru	9,521,037	—	—	9,521,037
Russian Federation	10,223,674	—	$3,957,174	14,180,848
South Africa	3,369,373	7,852,833	—	11,222,206
Thailand	—	—	7,240,986	7,240,986
United States	10,782,690	—	—	10,782,690
All Other	—	41,818,799	—	41,818,799
Preferred Stock	—	—	1,668,394	1,668,394
Repurchase Agreements	—	1,222,000	—	1,222,000
	66,853,200	215,517,812	12,866,554	295,237,566
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	458	—	458
Totals	$66,853,200	$215,518,270	$12,866,554	$295,238,024

142	December 31, 2017 |	Semiannual Report

AllianzGI Focused Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock	$1,020,917,668	—	—	$1,020,917,668
Repurchase Agreements	—	$4,445,000	—	4,445,000
Totals	$1,020,917,668	$4,445,000	—	$1,025,362,668

AllianzGI Global Natural Resources:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Australia	—	$904,696	—	$904,696
France	$260,748	1,123,303	—	1,384,051
Germany	—	484,571	—	484,571
Japan	—	622,468	—	622,468
Korea (Republic of)	132,409	116,294	—	248,703
United Kingdom	—	3,643,468	—	3,643,468
All Other	18,163,324	—	—	18,163,324
Exchange-Traded Funds	263,362	—	—	263,362
Repurchase Agreements	—	163,000	—	163,000
Totals	$18,819,843	$7,057,800	—	$25,877,643

AllianzGI Global Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Australia	$133,702	$2,809,128	—	$2,942,830
Austria	2,000,477	1,287,555	—	3,288,032
China	1,245,878	1,842,128	—	3,088,006
Denmark	—	2,614,366	—	2,614,366
Finland	—	2,500,979	—	2,500,979
France	2,398,486	2,054,277	—	4,452,763
Germany	—	8,048,689	—	8,048,689
Hong Kong	386,542	1,854,624	—	2,241,166
Indonesia	350,349	411,942	—	762,291
Ireland	—	1,572,408	—	1,572,408
Italy	1,215,005	1,624,182	—	2,839,187
Japan	692,523	29,104,986	—	29,797,509
Korea (Republic of)	—	329,246	—	329,246
Netherlands	—	2,837,870	—	2,837,870
Philippines	—	277,296	—	277,296
Spain	—	1,272,790	—	1,272,790
Sweden	928,647	3,976,575	—	4,905,222
Switzerland	1,316,462	4,729,639	—	6,046,101
Taiwan	386,041	1,819,802	—	2,205,843
United Kingdom	4,519,992	7,151,168	—	11,671,160
All Other	98,950,699	—	—	98,950,699
Preferred Stock	—	1,446,126	—	1,446,126
Repurchase Agreements	—	4,396,000	—	4,396,000
	114,524,803	83,961,776	—	198,486,579

Semiannual Report	| December 31, 2017	143

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

AllianzGI Global Small-Cap (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$1,913	—	$1,913
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,174)	—	(2,174)
Totals	$114,524,803	$83,961,515	—	$198,486,318

AllianzGI Health Sciences:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Pharmaceuticals	$40,918,773	$3,665,986	—	$44,584,759
All Other	100,682,024	—	—	100,682,024
Repurchase Agreements	—	9,322,000	—	9,322,000
Totals	$141,600,797	$12,987,986	—	$154,588,783

AllianzGI Income & Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Advertising	—	—	$1,227,193	$1,227,193
Aerospace & Defense	$37,197,934	—	343,040	37,540,974
Apparel & Textiles	—	—	65,254	65,254
Media	50,907,629	—	2,190,490	53,098,119
Oil, Gas & Consumable Fuels	27,330,886	—	448,363	27,779,249
Semiconductors	—	—	10,552	10,552
All Other	1,056,996,832	—	—	1,056,996,832
Corporate Bonds & Notes:
Internet	—	$13,986,713	955,000	14,941,713
All Other	—	1,058,491,188	—	1,058,491,188
Convertible Bonds & Notes:
Energy-Alternate Sources	—	14,557,297	571,500	15,128,797
Hotels, Restaurants & Leisure	—	—	1,007,900	1,007,900
All Other	—	858,623,482	—	858,623,482
Convertible Preferred Stock:
Agriculture	—	325,977	—	325,977
Computers	—	11,241,227	—	11,241,227
Food & Beverage	—	11,263,840	—	11,263,840
Healthcare-Products	—	16,999,052	—	16,999,052
Pharmaceuticals	16,467,762	4,633,291	—	21,101,053
All Other	115,074,116	—	—	115,074,116
Preferred Stock	—	—	19,002,080	19,002,080
Equity-Linked Securities	—	—	165,083	165,083
Warrants	—	—	18,452	18,452
Repurchase Agreements	—	90,733,000	—	90,733,000
	1,303,975,159	2,080,855,067	26,004,907	3,410,835,133
Investments in Securities – Liabilities
Options Written:
Market Price	(769,940)	—	—	(769,940)
Totals	$1,303,205,219	$2,080,855,067	$26,004,907	$3,410,065,193

144	December 31, 2017 |	Semiannual Report

AllianzGI Mid-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock	$310,209,237	—	—	$310,209,237
Repurchase Agreements	—	$2,480,000	—	2,480,000
Totals	$310,209,237	$2,480,000	—	$312,689,237

AllianzGI NFJ Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock	$2,238,173,935	—	—	$2,238,173,935
Repurchase Agreements	—	$32,377,000	—	32,377,000
Totals	$2,238,173,935	$32,377,000	—	$2,270,550,935

AllianzGI NFJ International Value:
Investments in Securities—Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Brazil	$4,156,407	$2,078,143	—	$6,234,550
Canada	38,322,764	—	—	38,322,764
Hong Kong	3,642,652	5,823,968	—	9,466,620
Indonesia	4,320,513	—	—	4,320,513
Ireland	7,517,566	—	—	7,517,566
Korea (Republic of)	5,856,625	5,725,944	—	11,582,569
Mexico	4,147,357	—	—	4,147,357
Netherlands	3,551,830	15,323,409	—	18,875,239
Russian Federation	5,740,210	—	—	5,740,210
Taiwan	13,086,939	—	—	13,086,939
United Kingdom	11,293,064	39,835,777	—	51,128,841
United States	7,695,938	—	—	7,695,938
All Other	—	205,895,898	—	205,895,898
Repurchase Agreements	—	2,166,000	—	2,166,000
Totals	$109,331,865	$276,849,139	—	$386,181,004

AllianzGI NFJ Large-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock	$385,081,227	—	—	$385,081,227
Repurchase Agreements	—	$3,062,000	—	3,062,000
Totals	$385,081,227	$3,062,000	—	$388,143,227

AllianzGI NFJ Mid-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock	$979,114,830	—	—	$979,114,830
Repurchase Agreements	—	$43,324,000	—	43,324,000
Totals	$979,114,830	$43,324,000	—	$1,022,438,830

Semiannual Report	| December 31, 2017	145

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Chemicals	$140,596,230	—	$56	$140,596,286
All Other	2,517,673,729	—	—	2,517,673,729
Repurchase Agreements	—	$53,750,000	—	53,750,000
Totals	$2,658,269,959	$53,750,000	$56	$2,712,020,015

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$3,409,053	—	$80,352	$3,489,405
All Other	80,839,498	—	—	80,839,498
Totals	$84,248,551	—	$80,352	$84,328,903

AllianzGI Technology:
Investments in Securities – Assets	Level 1 - Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 12/31/17
Common Stock:
Electrical Equipment	—	$22,956	—	$22,956
Electronic Equipment, Instruments & Components	$18,879,229	57,071	—	18,936,300
Healthcare Equipment & Supplies	—	4,980	—	4,980
Internet & Catalog Retail	103,352,230	9,141	—	103,361,371
Internet Software & Services	188,414,753	12,844,739	—	201,259,492
IT Services	139,678,472	49,459	—	139,727,931
Semiconductors & Semiconductor Equipment	205,868,974	12,520,056	—	218,389,030
Software	379,772,210	27,063,898	—	406,836,108
Technology Hardware, Storage & Peripherals	78,699,657	13,373,303	—	92,072,960
All Other	87,936,031	—	—	87,936,031
Exchange-Traded Funds	4,712	1,920	—	6,632
Repurchase Agreements	—	103,339,000	—	103,339,000
Options Purchased:
Market Price	14,683,910	—	—	14,683,910
	1,217,290,178	169,286,523	—	1,386,576,701
Investments in Securities – Liabilities
Options Written:
Market Price	(7,187,120)	—	—	(7,187,120)
Securities Sold Short, at value	(31,136,011)	—	—	(31,136,011)
	(38,323,131)	—	—	(38,323,131)
Totals	$1,178,967,047	$169,286,523	—	$1,348,253,570

146	December 31, 2017 |	Semiannual Report

At December 31, 2017, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2 (a)	Level 2 to Level 1(b)
AllianzGI Emerging Markets Opportunities	$4,866,730	$8,186,545
AllianzGI Global Natural Resources	914,562	260,748
AllianzGI Global Small-Cap	5,089,674	7,075,188
AllianzGI Health Sciences	—	770,170
AllianzGI NFJ International Value	—	7,963,165

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at June 30, 2017, which was applied on December 31, 2017.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at June 30, 2017, which was not applied on December 31, 2017.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2017, was as follows:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/17
Common Stock:
Russian Federation	—	$3,366,263	—	—	—	$590,911	—	—	$3,957,174
Thailand	$1,971,931	4,424,625	—	—	—	844,430	—	—	7,240,986
Preferred Stock	3,096,389	51,305	(1,472,324)	—	$(455,433)	448,457	—	—	1,668,394
Totals	$5,068,320	$7,842,193	$(1,472,324)	—	$(455,433)	$1,883,798	—	—	$12,866,554

AllianzGI Income & Growth:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 12/31/17
Common Stock:
Advertising	$1,232,287	—	—	—	—	$(5,094)	—	—	$1,227,193
Aerospace & Defense	280,388	—	—	—	—	62,652	—	—	343,040
Apparel & Textiles	47,375	—	—	—	—	17,879	—	—	65,254
Media	2,149,737	—	—	—	—	40,753	—	—	2,190,490
Oil, Gas & Consumable Fuels	197,677	$1,456,157	—	—	—	(1,205,471)	—	—	448,363
Semiconductors	10,552	—	—	—	—	—	—	—	10,552
Corporate Bonds & Notes:
Internet	955,000	—	—	—	—	—	—	—	955,000
Convertible Bonds & Notes:
Energy-Alternate Sources	—	—	—	—	—	—	$571,500	—	571,500
Hotels, Restaurants & Leisure	1,010,800	—	—	—	—	(2,900)	—	—	1,007,900
Convertible Preferred Stock:
Agriculture	329,703	—	—	—	—	(3,726)	—	$(325,977)	—
Preferred Stock	19,002,080	—	—	—	—	—	—	—	19,002,080
Equity-Linked Securities:
Coal	98,599	—	—	—	—	65,837	—	—	164,436
Oil, Gas & Consumable Fuels	23,402	—	—	—	—	(22,755)	—	—	647
Warrants:
Commercial Services	203,959	—	—	—	—	(185,511)	—	—	18,448
Media	4	—	—	—	—	—	—	—	4
Totals	$25,541,563	$1,456,157	—	—	—	$(1,238,336)	$571,500	$(325,977)	$26,004,907

Semiannual Report	| December 31, 2017	147

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

AllianzGI NFJ Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/17
Common Stock:
Chemicals	$55	—	—		—	—	$1	—	—	$56

AllianzGI Small Cap Blend:
Investments in Securities – Assets	Beginning Balance 6/30/17	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 12/31/17
Common Stock:
Equity Real Estate Investment Trusts (REITs)	$99,662	—	$(19,440	)†	—	—	$130	—	—	$80,352

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2017:

AllianzGI Emerging Markets Opportunities:
Investments in Securities – Assets	Ending Balance at 12/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:
Russian	$3,957,174	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$3.91
Thailand	$7,240,986	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 84.94-439.19
Preferred Stock	$1,668,394	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.49

AllianzGI Income & Growth:
Investments in Securities – Assets	Ending Balance at 12/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock:	$926,368	Market and Company Comparables	Broker quotes	$12.35 ($11.50-$13.75)
			EV Multiples	1.05x (0.25x-1.54x )
	$300,825	Market and Company Comparables	EV Multiples	1.79x (0.40x-3.94x )
			Illiquidity Discount	20%
	$343,040	Market and Company Comparables	EV Multiples	0.88x (0.78x-2.51x )
			Illiquidity Discount	40%
	$65,254	Market and Company Comparables	EV Multiples	0.69x (0.19x-1.22x )
			Illiquidity Discount	20%
	$2,190,470	Market and Company Comparables	EV Multiples	0.97x (0.12x-1.64x )
			Illiquidity Discount	10%
	$197,676	Market/Last Exchange-Traded Price	Discount to Last Exchange-Traded Price	0%
	$250,687	Market and Company Comparables	Broker quotes	$19.02 ($18.60-$20.40)
			EV Multiples	3.59x (2.46x-4.24x )
			Illiquidity Discount	40%

148	December 31, 2017 |	Semiannual Report

AllianzGI Income & Growth (cont’d)
Investments in Securities – Assets	Ending Balance at 12/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Corporate Bonds & Notes	$955,000	Market and Company Comparables	EV Multiples	1.79x (0.40x-3.94x )
			Illiquidity Discount	20%
Convertible Bonds & Notes:	$571,500	Third-Party Pricing Vendor	Current Evaluated Mean Price	$2.25 ($2.00-$2.50)
	$1,007,900	Third-Party Pricing Vendor	Single Broker Quote	$100.79
Preferred Stock	$19,002,080	Market and Company Comparables	EV Multiples	0.75x (0.28x-1.11x )
			Illiquidity Discount	20%
Equity-Linked Securities	$164,436	Black Scholes Model	Volatility	26%
Warrants	$18,448	Black Scholes Model	Volatility	71%

AllianzGI Small-Cap Blend:
Investments in Securities – Assets	Ending Balance at 12/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$ 80,352	Net Assets Approach	Total Proceeds Change	7.18% ($184M-$197M	)
		Liquidation Approach	Index Value Change	6.95% (7.49%-7.99%	)

*	Other financial instruments are derivatives, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because an evaluated mean price was not available at December 31, 2017.
***	Transferred out of Level 3 into Level 2 because an evaluated mean price was available at December 31, 2017.
†	Reduced due to Return of Capital payments.

THB – Thai Baht

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at December 31, 2017 was:

AllianzGI Emerging Markets Opportunities	$1,469,390
AllianzGI Income & Growth	(1,234,610)
AllianzGI NFJ Small-Cap Value	1
AllianzGI Small-Cap Blend	130

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Dividend and interest income on the

Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

During the year ended June 30, 2017, an out of period adjustment was recorded in AllianzGI Technology in the amount of $3,694,541 related to net income on cash balances held at a broker for securities sold short in periods prior to 2017. This amount was included in the Fund’s miscellaneous income on the Statements of Operations. The impact on the net investment income per share, total return ratio and ratio of net investment income to average net assets for each share class, is included in the Fund’s Financial Highlights. Management evaluated the impact of such amount on previously issued financial statements and concluded the impact was not material and as such reflected the amount in the 2017 financial statements.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of

Semiannual Report	| December 31, 2017	149

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except AllianzGI Income & Growth, AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income and/or distributions from short-term capital gains for AllianzGI Income & Growth, if any, are declared and distributed monthly. Dividends from net investment income, if any, for AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value and AllianzGI NFJ Large-Cap Value are declared and distributed quarterly. Net realized capital gains, if any, earned by each Fund, will be distributed annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, distribution and servicing fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of December 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements.

(i) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements,

150	December 31, 2017 |	Semiannual Report

together with any additional assets the broker requires as collateral. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as miscellaneous income or miscellaneous expense on the Statement of Operations. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s

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Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(n) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(o) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(p) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(q) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(r) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency

152	December 31, 2017 |	Semiannual Report

rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Funds may invest in other investment companies, including investment companies advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. Each Fund’s

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Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

NAV will fluctuate in response to changes in the NAVs of the other investment companies in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular investment company will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in such investment company, which will vary. To the extent that a Fund invests a significant portion of its assets in another investment company, it will be particularly sensitive to the risks associated with that investment company.

3.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve

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market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at December 31, 2017:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$458

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$1,913
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(2,174)

AllianzGI Income & Growth:
Location	Market Price
Liability derivatives:
Options written, at value	$(769,940)

AllianzGI Technology:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$14,683,910
Liability derivatives:
Options written, at value	$(7,187,120)

The effect of derivatives on the Statements of Operations for the six months ended December 31, 2017:

AllianzGI Emerging Markets Opportunities:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$96,533
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(2,248)

AllianzGI Global Natural Resources:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Options written	$67,286	—	$67,286
Foreign currency transaction (forward currency contracts)	—	$(2,361)	(2,361)
Total net realized gain (loss)	$67,286	$(2,361)	$64,925
Net change in unrealized appreciation/depreciation of:
Options written	$7,736	—	$7,736

AllianzGI Global Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$8,490
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$1,133

AllianzGI Income & Growth:
Location	Market Price
Net realized loss on:
Options written	$(5,457,578)
Net change in unrealized appreciation/depreciation of:
Options written	$(67,136)

AllianzGI NFJ International Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward currency contracts	$(66,403)
Net change in unrealized appreciation/depreciation of:
Forward currency contracts	$(346)

AllianzGI NFJ Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward currency contracts	$(16,900)

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Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

AllianzGI Technology:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Investments (options purchased)	$11,389,473	—	$11,389,473
Options written	(2,711,150)	—	(2,711,150)
Foreign currency transaction (forward currency contracts)	—	$29,583	29,583
Total net realized gain	$8,678,323	$29,583	$8,707,906
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$1,418,089	—	$1,418,089
Options written	7,440,637	—	7,440,637
Total net change in unrealized appreciation/depreciation	$8,858,726	$—	$8,858,726

The average volume (based on the open positions at each month-end) of derivative activity during the six months ended December 31, 2017:

	Options Purchased	Options Written	Forward Foreign Currency Contracts(2)
	Contracts(1)	Contracts(1)	Purchased		Sold
AllianzGI Emerging Markets Opportunities	—	—	$578,586		$440,445
AllianzGI Global Natural Resources	—	751	8,920		13,761
AllianzGI Global Small-Cap	—	—	143,105		327,349
AllianzGI Income & Growth	—	24,427	—		—
AllianzGI NFJ International Value	—	—	—	†	232,845
AllianzGI NFJ Small-Cap Value	—	—	—		—	†
AllianzGI Technology	5,807	10,196	—		—	†

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at December 31, 2017 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at December 31, 2017:

AllianzGI Emerging Markets Opportunities:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$458	—	—	$458

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$1,913	$(1,913)	—	—

156	December 31, 2017 |	Semiannual Report

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at December 31, 2017:

AllianzGI Global Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$2,174	$(1,913)	—	$261

4.	INVESTMENT ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ EXPENSES & DEFERRED COMPENSATION

Investment Advisory Fee.  AllianzGI U.S. serves as investment adviser to the Funds, pursuant to an investment advisory contract. AllianzGI U.S. receives a monthly fee (the “Investment Advisory Fee”) from each Fund at an annual rate based on the average daily net assets of each Fund.

Administration Fee.  AllianzGI U.S. provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Advisory Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A, C, and R			Class P			Institutional Class			Class R6			Administrative Class
	Investment Advisory Fee	Effective Advisory Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee		Administ- ration Fee	Effective Administ- ration Fee
AllianzGI Emerging Markets Opportunities(1)	0.85%	0.65	%(4)	0.50%	0.35	%(5)	0.50%	0.35	%(5)	0.40%	0.25	%(5)	0.35%	0.20	%(5)	N/A	N/A
AllianzGI Focused Growth(3)	0.45	0.35	(6)	0.40	†	(7)	0.40	0.40		0.30	0.30		0.25	0.25		0.30%	0.30%
AllianzGI Global Natural Resources(2)	0.70	0.70		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Global Small-Cap(2)	0.90	0.90		0.45	0.45		0.45	0.45		0.35	0.35		N/A	N/A		N/A	N/A
AllianzGI Health Sciences(3)	0.80	0.80		0.40	0.40		N/A	N/A		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Income & Growth(3)	0.65	0.65	(9)	0.40	0.38		0.40	0.38		0.30	0.28		N/A	N/A		N/A	N/A
AllianzGI Mid-Cap(3)	0.47	0.47		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Dividend Value(3)	0.45	0.30	(10)	0.40	0.38		0.40	0.38		0.30	0.28		0.25	0.23		0.30	0.28
AllianzGI NFJ International Value(1)	0.60	0.55	(11)	0.50	0.46	(12)	0.50	0.47	(12)	0.40	0.36	(12)	0.35	0.31	(12)	0.40	0.37	(12)
AllianzGI NFJ Large-Cap Value(3)	0.45	0.35	(16)	0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		0.30	0.30
AllianzGI NFJ Mid-Cap Value(3)	0.55	0.55		0.40	#	(13)	0.40	0.26	(13)	0.30	0.15	(13)	0.25	0.03	(13)	0.30	0.15	(13)
AllianzGI NFJ Small-Cap Value(3)	0.60	0.60	(14)	0.40	0.33	(15)	0.40	0.33	(15)	0.30	0.23	(15)	0.25	0.18	(15)	0.30	0.23	(15)
AllianzGI Small-Cap Blend(3)	0.65	0.65		0.40	0.40		0.40	0.40		0.30	0.30		N/A	N/A		N/A	N/A
AllianzGI Technology(3)	0.90	0.75	(8)	0.40	0.39		0.40	0.39		0.30	0.29		N/A	N/A		0.30	0.29

(1)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $250 million, by an additional 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.

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Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

(2)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(3)	The total Administration Fee rate for each class of shares shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion. To the extent that any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s average daily net assets attributable to that class.
(4)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.85% contractual fee rate by 0.20% to 0.65%. This waiver arrangement has been in effect since April 1, 2017.
(5)	The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.15%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.
(6)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee currently in place, which reduces the 0.45% contractual fee rate by 0.10% to 0.35%. This waiver has been in effect since January 1, 2017.
(7)	The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees for Class A shares currently in place, which reduces the contractual fee rate by 0.02%. This waiver has been in effect since January 1, 2017.
(8)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.90% contractual fee rate by 0.15% to 0.75%, and then an additional 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. This waiver arrangement has been in effect since November 1, 2016.
(9)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.65% contractual fee rate by 0.01% on net assets in excess of $2 billion, by an additional 0.015% on net assets in excess of $3 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since before the beginning of the Fund’s most recent fiscal year.
(10)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduces the 0.45% contractual fee rate by 0.15% to 0.30%, and by an additional 0.025% on net assets in excess of $7.5 billion, and by an additional 0.025% on net assets in excess of $10 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in place for the Fund since November 1, 2016.
(11)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.05% to 0.55%, and an additional 0.01% on net assets in excess of $4 billion, by an additional 0.015% on net assets in excess of $5 billion and by an additional 0.025% on net assets in excess of $7.5 billion, each based on the Fund’s average daily net assets. An identical waiver arrangement has been in effect since November 1, 2016.
(12)	The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees, which reduces the contractual fee rate by 0.025%. This waiver has been in effect since before the beginning of the Fund’s most recent fiscal year.
(13)The	Administrator has contractually agreed to observe through September 30, 2019, an irrevocable waiver of a portion of its Administration Fees for all classes, which reduces the contractual fee rate by 0.22%. This waiver has been in effect since September 22, 2017.
(14)	The Adviser has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of the Investment Advisory Fee, which reduces the 0.60% contractual fee rate by 0.025% on net assets in excess of $3 billion, by an additional 0.025% on net assets in excess of $4 billion and by an additional 0.025% on net assets in excess of $5 billion, each based on the Fund’s average daily net assets. An identical fee waiver has been in effect since November 1, 2016.
(15)	The Administrator has contractually agreed to observe, through October 31, 2018, an irrevocable waiver of a portion of its Administration Fees which reduces the contractual fee rate of each class in the amount of 0.05%. An identical fee waiver has been in effect since November 1, 2016.
(16)	Effective November 1, 2016, the Adviser had contractually agreed to observe, through October 31, 2017, an irrevocable waiver of a portion of its Investment Advisory Fee, which reduced the 0.45% contractual fee rate by 0.15% to 0.30%.
†	The effective Administration Fee rate for Class A is 0.38%; for Class C and Class R is 0.40%, respectively.
#	The effective Administration Fee rate for Class A and Class C is 0.28%; for Class R is 0.27%, respectively.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AllianzGI U.S., serves as the distributor of the Trust’s shares. The Funds are permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Distributor receives (i) in connection with the distribution of C and R class shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to A, C and R class shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Funds paid the Distributor distribution and/or servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25
Class R
All Funds	0.25	0.25

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended December 31, 2017, the Distributor received $902,279, representing commissions (sales charges) and CDSC from the Funds.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Investment Adviser or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges;

158	December 31, 2017 |	Semiannual Report

(v) fees and expenses of the Trustees who are not “interested persons” of the Investment Adviser or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses, if any and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The Funds may invest in other investment companies, including investment companies advised or sub-advised by the Investment Adviser or its affiliates. Investing in other investment companies involves certain additional expenses and tax results that would not be present in a direct investment in such other investment companies. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period, chosen by the Trustee, an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether the Trustee fees are paid when earned or deferred.

5.	INVESTMENTS IN SECURITIES

For the six months ended December 31, 2017, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
AllianzGI Emerging Markets Opportunities	$146,603,511	$140,695,318
AllianzGI Focused Growth	189,965,157	225,790,713
AllianzGI Global Natural Resources	13,995,532	17,420,792
AllianzGI Global Small-Cap	64,919,367	108,607,826
AllianzGI Health Sciences	33,825,564	49,302,920
AllianzGI Income & Growth	2,039,626,485	2,038,474,722
AllianzGI Mid-Cap	134,788,079	147,751,213
AllianzGI NFJ Dividend Value	674,907,001	1,505,636,148
AllianzGI NFJ International Value	120,383,475	222,988,625
AllianzGI NFJ Large-Cap Value	157,440,758	170,402,220
AllianzGI NFJ Mid-Cap Value	314,179,730	138,761,293
AllianzGI NFJ Small-Cap Value	283,377,795	845,296,280
AllianzGI Small-Cap Blend	55,527,336	57,952,682
AllianzGI Technology*	650,967,766	980,304,248

*	Securities sold short of $0; covers on securities sold short of $31,975,520.

6.	INCOME TAX INFORMATION

At December 31, 2017, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets Opportunities	$254,471,054	$42,845,312	$2,078,342	$40,766,970
AllianzGI Focused Growth	602,355,246	424,162,110	1,154,688	423,007,422
AllianzGI Global Natural Resources	22,539,886	3,419,259	81,502	3,337,757
AllianzGI Global Small-Cap	149,377,487	50,209,444	1,100,613	49,108,831
AllianzGI Health Sciences	131,209,225	27,282,234	3,902,676	23,379,558
AllianzGI Income & Growth	3,691,849,031	81,424,261	363,208,099	(281,783,838)
AllianzGI Mid-Cap	259,344,719	56,564,838	3,220,320	53,344,518
AllianzGI NFJ Dividend Value	1,853,470,067	424,503,107	7,422,239	417,080,868
AllianzGI NFJ International Value	334,072,767	54,767,398	2,659,161	52,108,237
AllianzGI NFJ Large-Cap Value	327,571,459	61,613,978	1,042,210	60,571,768
AllianzGI NFJ Mid-Cap Value	796,815,818	235,192,844	9,569,832	225,623,012
AllianzGI NFJ Small-Cap Value	2,155,658,469	631,553,378	75,191,832	556,361,546
AllianzGI Small-Cap Blend	72,023,373	13,919,802	1,614,272	12,305,530
AllianzGI Technology	862,999,239	486,591,405	1,337,074	485,254,331

(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Semiannual Report	| December 31, 2017	159

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Emerging Markets Opportunities				AllianzGI Focused Growth
	Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	448,758	$12,995,848	1,359,848	$32,806,007	396,527	$19,814,101	1,723,880	$75,672,861
Class C	21,111	604,984	31,210	748,018	108,493	3,791,269	402,952	12,269,127
Class R	—	—	—	—	63,858	2,492,312	276,515	9,153,506
Class P	284,372	8,143,466	584,570	13,715,463	375,141	14,478,557	1,951,795	65,865,369
Institutional Class	1,889,871	55,773,160	923,461	22,715,217	433,632	20,011,953	2,155,403	85,089,560
Class R6	5,924	177,182	30,966	750,860	100,342	4,763,444	616,560	25,650,573
Administrative Class	—	—	—	—	5,237	231,113	58,173	2,150,963

Issued in reinvestment of dividends and distributions:
Class A	41,572	1,242,157	103,068	2,273,688	86,992	4,626,239	189,226	7,815,051
Class C	786	23,182	1,764	38,395	116,094	4,297,784	227,807	6,638,298
Class R	—	—	—	—	8,375	341,603	16,379	522,340
Class P	13,849	405,788	17,611	381,805	32,582	1,344,967	32,041	1,029,790
Institutional Class	60,550	1,817,696	35,340	784,898	63,921	3,135,323	115,839	4,406,502
Class R6	498	14,883	342	7,558	12,986	637,344	11,493	437,297
Administrative Class	—	—	—	—	1,540	71,074	6,910	247,854

Cost of shares redeemed:
Class A	(2,224,912)	(64,588,903)	(2,017,120)	(48,050,216)	(804,805)	(40,548,955)	(2,672,316)	(115,477,647)
Class C	(42,409)	(1,221,416)	(226,199)	(5,452,427)	(482,989)	(16,986,259)	(1,898,183)	(59,455,971)
Class R	—	—	—	—	(74,191)	(2,906,277)	(282,712)	(9,518,099)
Class P	(155,964)	(4,471,886)	(688,756)	(16,570,537)	(373,049)	(14,640,175)	(862,224)	(29,124,991)
Institutional Class	(244,503)	(7,143,553)	(1,097,576)	(26,888,800)	(503,254)	(23,208,456)	(1,890,718)	(76,411,345)
Class R6	(1,746)	(49,866)	(6,294)	(146,961)	(114,820)	(5,454,006)	(91,098)	(3,651,732)
Administrative Class	—	—	—	—	(10,132)	(445,147)	(181,872)	(7,130,338)
Net increase (decrease) resulting from Fund share transactions	97,757	$3,722,722	(947,765)	$(22,887,032)	(557,520)	$(24,152,192)	(94,150)	$(3,821,032)

*	Actual amount rounds to less than one share.

160	December 31, 2017 |	Semiannual Report

AllianzGI Global Natural Resources				AllianzGI Global Small-Cap				AllianzGI Health Sciences
Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

65,651	$964,109	326,765	$5,021,950	37,420	$1,879,808	85,524	$3,823,006	35,247	$1,122,508	335,142	$9,450,290
7,016	96,725	26,535	397,801	11,825	537,713	41,777	1,641,811	5,979	152,470	53,897	1,216,538
—	—	—	—	—	—	—	—	—	—	—	—
7,294	108,927	80,637	1,261,419	28,772	1,553,228	220,727	10,361,413	—	—	—	—
127,814	1,912,990	410,899	6,560,916	53,063	2,863,641	232,582	10,633,467	7,965	257,489	81,326	2,418,831
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

1,014	15,872	5,261	85,168	90,251	4,491,798	—	—	—	—	—	—
— *	2	68	1,042	40,034	1,756,287	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	1,041	17,075	17,947	947,048	—	—	—	—	—	—
2,086	33,503	5,815	96,353	145,643	7,743,818	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(101,069)	(1,456,095)	(489,665)	(7,626,901)	(100,349)	(5,044,414)	(564,746)	(24,666,544)	(306,109)	(9,736,242)	(1,604,550)	(46,260,523)
(57,479)	(776,808)	(107,613)	(1,595,853)	(50,584)	(2,262,347)	(201,426)	(7,950,841)	(59,200)	(1,500,926)	(244,807)	(5,652,860)
—	—	—	—	—	—	—	—	—	—	—	—
(70,945)	(1,035,064)	(480,638)	(7,397,250)	(150,104)	(7,913,112)	(242,669)	(11,283,080)	—	—	—	—
(233,533)	(3,446,105)	(882,891)	(14,272,335)	(635,096)	(33,928,339)	(771,790)	(35,783,154)	(45,948)	(1,485,789)	(36,349)	(1,073,039)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(252,151)	$(3,581,944)	(1,103,786)	$(17,450,615)	(511,178)	$(27,374,871)	(1,200,021)	$(53,223,922)	(362,066)	$(11,190,490)	(1,415,341)	$(39,900,763)

Semiannual Report	| December 31, 2017	161

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

	AllianzGI Income & Growth				AllianzGI Mid-Cap
	Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	16,448,208	$186,933,421	32,601,873	$364,032,414	1,627,974	$6,244,921	8,300,695	$30,967,903
Class C	7,757,000	81,810,696	16,540,753	172,370,954	224,421	727,966	1,315,911	3,896,255
Class R	132,829	1,507,605	48,658	543,484	203,579	770,229	258,256	927,920
Class P	14,293,940	166,132,894	34,886,082	399,117,875	707,844	3,070,775	1,653,976	6,744,207
Institutional Class	7,087,444	82,976,460	20,155,048	233,501,635	564,667	2,479,904	1,293,302	5,218,824
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	190,792	826,912	19,592	73,722

Issued in reinvestment of dividends and distributions:
Class A	3,595,663	40,744,942	7,319,290	81,403,847	2,104,396	7,912,529	1,679,569	5,693,738
Class C	3,813,482	40,065,923	8,356,706	86,698,716	5,010,745	15,733,738	4,036,994	11,707,282
Class R	9,447	107,072	17,637	196,094	62,655	232,450	42,924	143,794
Class P	1,991,937	23,072,226	3,542,930	40,239,864	135,406	576,829	59,009	223,644
Institutional Class	1,322,412	15,445,595	1,898,838	21,763,973	541,021	2,320,981	401,202	1,528,579
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	30,491	121,353	9,915	35,296

Cost of shares redeemed:
Class A	(14,131,365)	(160,735,659)	(36,250,960)	(405,087,734)	(2,084,370)	(8,097,930)	(5,146,996)	(18,553,742)
Class C	(14,449,587)	(152,349,567)	(35,135,631)	(364,896,381)	(2,699,081)	(8,927,168)	(15,459,005)	(48,597,500)
Class R	(26,156)	(297,097)	(117,232)	(1,313,826)	(52,119)	(200,843)	(317,966)	(1,115,179)
Class P	(9,807,292)	(113,994,483)	(29,220,545)	(334,219,785)	(349,727)	(1,528,675)	(192,857)	(772,866)
Institutional Class	(6,151,607)	(71,830,410)	(8,854,833)	(102,071,432)	(768,822)	(3,347,788)	(3,023,933)	(12,052,333)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	(18,099)	(72,978)	(20,430)	(76,235)
Net increase (decrease) resulting from Fund share transactions	11,886,355	$139,589,618	15,788,614	$192,279,698	5,431,773	$18,843,205	(5,089,842)	$(14,006,691)

162	December 31, 2017 |	Semiannual Report

AllianzGI NFJ Dividend Value				AllianzGI NFJ International Value				AllianzGI NFJ Large-Cap Value
Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,755,126	$28,924,193	5,795,267	$97,356,292	360,312	$6,835,081	1,597,251	$27,164,170	108,236	$2,775,014	542,952	$12,745,229
422,332	6,838,829	698,576	11,736,765	35,325	664,831	143,412	2,405,278	36,493	972,720	97,693	2,215,058
208,009	3,577,824	661,986	11,025,165	38,836	743,290	126,820	2,140,259	21,284	554,431	33,347	748,428
3,465,581	56,836,485	7,542,898	126,416,044	769,398	14,558,562	4,297,177	73,086,189	79,761	2,045,970	299,077	6,877,311
2,530,615	44,730,227	10,008,503	166,375,901	290,107	5,539,569	1,665,487	28,274,166	380,170	9,684,584	849,322	18,413,070
700,089	12,425,647	2,567,650	42,656,575	26,875	511,269	599,549	10,171,429	—	—	—	—
777,044	14,079,168	5,359,236	90,591,860	24,243	470,182	78,365	1,328,256	3,481	87,454	47,725	1,112,670

6,824,857	104,127,525	1,980,437	33,505,626	31,193	593,599	244,596	4,195,186	48,830	1,241,271	93,627	2,132,383
3,334,822	51,347,473	737,626	12,582,408	8,398	157,383	62,685	1,062,337	13,993	355,137	15,780	363,071
1,503,038	22,847,891	467,307	7,884,111	2,525	48,077	17,299	297,589	2,179	55,837	3,738	85,952
6,579,741	101,205,892	1,749,803	29,774,915	36,052	688,960	186,016	3,225,805	6,388	164,251	11,543	266,616
6,937,440	106,766,524	5,798,797	98,515,800	22,215	425,192	248,818	4,283,102	48,726	1,237,611	118,595	2,678,724
1,267,361	19,457,775	446,406	7,577,582	763	14,594	72,876	1,250,802	—	—	—	—
1,440,245	22,516,343	1,263,933	21,639,645	1,458	27,824	10,830	186,218	514	13,264	1,006	23,169

(6,813,989)	(119,303,685)	(24,692,406)	(405,530,503)	(1,723,550)	(32,860,828)	(10,634,057)	(179,302,853)	(454,368)	(11,479,662)	(1,808,823)	(40,142,557)
(2,181,644)	(38,038,732)	(7,552,597)	(127,261,685)	(652,431)	(12,239,984)	(2,356,431)	(39,220,864)	(242,817)	(6,196,682)	(1,148,524)	(26,350,179)
(2,069,940)	(36,349,517)	(3,524,766)	(58,667,570)	(148,513)	(2,825,695)	(372,681)	(6,369,939)	(31,587)	(810,532)	(103,147)	(2,386,243)
(5,813,797)	(100,776,614)	(39,139,123)	(656,924,717)	(1,980,882)	(37,882,211)	(17,718,091)	(295,563,131)	(79,466)	(2,048,406)	(260,768)	(5,859,844)
(19,126,043)	(338,901,136)	(114,637,229)	(1,940,664,400)	(974,651)	(18,709,967)	(16,702,856)	(282,046,337)	(376,702)	(9,378,316)	(3,684,773)	(82,325,541)
(1,735,002)	(30,764,985)	(5,633,225)	(95,116,426)	(1,452,045)	(27,443,161)	(2,511,013)	(42,954,142)	—	—	—	—
(15,329,501)	(289,257,698)	(11,141,755)	(187,967,703)	(34,797)	(668,038)	(700,673)	(11,905,864)	(907)	(23,081)	(62,370)	(1,458,101)
(15,323,616)	$(357,710,571)	(161,242,676)	$(2,714,494,315)	(5,319,169)	$(101,351,471)	(41,644,621)	$(698,292,344)	(435,792)	$(10,749,135)	(4,954,000)	$(110,860,784)

Semiannual Report	| December 31, 2017	163

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

	AllianzGI NFJ Mid-Cap Value				AllianzGI NFJ Small-Cap Value
	Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,430,952	$78,613,727	2,929,648	$89,112,902	1,462,056	$34,248,563	5,870,482	$138,164,344
Class C	374,446	10,226,670	172,405	4,029,533	111,653	2,338,087	122,755	2,648,474
Class R	214,826	6,061,203	83,670	2,005,344	101,217	2,616,773	374,799	9,266,833
Class P	2,602,142	69,989,185	1,429,932	34,181,871	435,436	11,512,048	1,439,962	37,334,359
Institutional Class	3,033,467	105,461,630	706,598	22,140,970	2,229,216	59,449,529	9,236,039	238,621,205
Class R6	6,115 #	224,674 #	—	—	2,592,856	69,368,518	9,761,937	251,967,592
Administrative Class	174,407	5,919,716	59,934	1,714,718	505,203	12,338,592	3,781,945	87,611,583

Issued in reinvestment of dividends and distributions:
Class A	1,354,253	42,523,330	163,495	4,460,543	4,827,870	105,247,563	1,395,333	33,424,672
Class C	681,614	17,599,274	60,204	1,376,953	1,101,049	21,415,391	223,692	4,879,131
Class R	30,983	835,615	1,999	47,650	306,683	7,121,185	81,033	2,042,503
Class P	416,454	10,577,921	13,550	305,865	348,613	8,453,860	65,053	1,705,328
Institutional Class	348,217	11,672,240	23,912	692,798	6,448,975	157,290,488	2,062,474	54,342,597
Class R6	581 #	19,437 #	—	—	2,686,009	65,270,025	580,542	15,252,734
Administrative Class	29,432	952,725	1,817	51,039	2,273,516	49,403,503	777,588	18,585,786

Cost of shares redeemed:
Class A	(1,418,908)	(45,956,766)	(2,689,666)	(74,402,560)	(6,825,335)	(165,909,967)	(24,728,726)	(575,783,473)
Class C	(434,925)	(11,721,665)	(2,274,945)	(54,725,859)	(979,182)	(21,616,046)	(3,447,241)	(73,533,805)
Class R	(34,855)	(979,161)	(209,420)	(4,922,149)	(445,549)	(11,602,888)	(1,395,219)	(34,012,971)
Class P	(562,237)	(15,129,592)	(290,064)	(6,740,021)	(603,448)	(16,165,905)	(1,357,196)	(34,611,893)
Institutional Class	(432,709)	(15,010,969)	(1,293,569)	(37,349,954)	(10,484,167)	(283,677,171)	(44,861,230)	(1,133,190,840)
Class R6	— #	— #	—	—	(4,824,263)	(131,197,365)	(9,281,544)	(237,967,266)
Administrative Class	(22,128)	(741,290)	(54,657)	(1,512,400)	(4,421,723)	(108,388,624)	(13,330,250)	(310,190,615)
Net increase (decrease) resulting from Fund share transactions	8,792,127	$271,137,904	(1,165,157)	$(19,532,757)	(3,153,315)	$(132,483,841)	(62,627,772)	$(1,503,443,722)

#	For the period December 18, 2017 (commencement of share class) through December 31, 2017. “Shares sold” includes shares sold to AFI.

164	December 31, 2017 |	Semiannual Report

AllianzGI Small-Cap Blend				AllianzGI Technology
Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017		Six Months ended December 31, 2017 (unaudited)		Year ended June 30, 2017
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

184,159	$4,049,002	317,890	$6,322,342	677,584	$45,959,448	1,273,337	$70,821,503
22,564	469,384	27,881	499,252	76,801	4,157,889	110,182	4,897,251
—	—	—	—	—	—	—	—
55,620	1,235,082	105,486	2,030,677	134,587	9,798,321	369,205	22,151,404
74,900	1,618,157	44,052	862,431	1,389,053	104,732,930	3,220,143	196,118,546
—	—	—	—	—	—	—	—
—	—	—	—	20,721	1,498,162	224,403	12,530,809

222,628	4,506,000	1,105	21,226	1,130,131	70,158,545	400,248	19,996,402
217,695	4,282,069	554	10,366	474,556	22,849,887	153,862	6,272,953
—	—	—	—	—	—	—	—
19,088	389,394	108	2,082	128,482	8,794,567	33,725	1,826,886
25,372	520,890	162	3,149	1,604,512	111,641,922	478,155	26,245,941
—	—	—	—	—	—	—	—
—	—	—	—	39,515	2,594,161	63,711	3,335,296

(177,931)	(3,867,257)	(346,512)	(6,521,593)	(1,319,007)	(89,683,687)	(2,931,615)	(156,728,305)
(133,668)	(2,797,897)	(615,876)	(11,696,958)	(255,312)	(13,769,097)	(795,177)	(36,208,143)
—	—	—	—	—	—	—	—
(24,049)	(521,538)	(133,080)	(2,542,922)	(146,412)	(10,607,015)	(370,430)	(21,107,541)
(18,785)	(396,507)	(60,248)	(1,181,254)	(4,741,442)	(338,768,686)	(2,597,618)	(152,233,924)
—	—	—	—	—	—	—	—
—	—	—	—	(23,265)	(1,653,134)	(1,305,825)	(75,119,465)
467,593	$9,486,779	(658,478)	$(12,191,202)	(809,496)	$(72,295,787)	(1,673,694)	$(77,200,387)

Semiannual Report	| December 31, 2017	165

Notes to Financial Statements (cont’d)

December 31, 2017 (unaudited)

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Adviser, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At December 31, 2017, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated
	Number of Account Holders	Approximate Ownership
AllianzGI Emerging Markets Opportunities	5	67%
AllianzGI Focused Growth	4	27%
AllianzGI Global Natural Resources	5	54%
AllianzGI Global Small-Cap	5	47%
AllianzGI Health Sciences	3	57%
AllianzGI Income & Growth	7	52%
AllianzGI Mid-Cap	6	52%
AllianzGI NFJ Dividend Value	4	32%
AllianzGI NFJ International Value	5	44%
AllianzGI NFJ Large-Cap Value	7	48%
AllianzGI NFJ Mid-Cap Value	4	32%
AllianzGI NFJ Small-Cap Value	3	39%
AllianzGI Small-Cap Blend	4	42%
AllianzGI Technology	4	30%

9.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund held 5% or more of a company’s outstanding voting securities at any point during the reporting period. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2017:

AllianzGI NFJ Small-Cap Value:
	Market Value 6/30/2017	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2017	Dividend Income	Shares as of 12/31/2017	Net Realized Gain (Loss)
CNX Midstream Partners LP.	$33,867,838	—	$(2,749,449)	$(3,874,877)	$27,223,932	$1,037,072	1,623,371	$(19,580)
Insteel Industries, Inc.†	36,573,291	—	(28,462,438)	(2,090,762)	—	26,694	—	(6,020,091)
Totals	$70,441,129	—	$(31,211,887)	$(5,965,639)	$27,223,932	$1,063,766		$(6,039,671)

†	Not affiliated at Fund level at December 31, 2017.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at December 31, 2017. The percentages and market values of the affiliated transactions presented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

AllianzGI NFJ Small-Cap Value:
Issuer Name	Fund’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
CNX Midstream Partners LP.	5.14%	$27,223,932	1.01%

10.	FUND EVENTS

(a) Sub-Adviser Merger

On July 1, 2017, NFJ merged with and into AllianzGI U.S. As of the July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and AllianzGI NFJ Dividend Value, AllianzGI NFJ International Value, AllianzGI NFJ Large-Cap, AllianzGI NFJ Mid-Cap Value and AllianzGI NFJ Small-Cap Value ceased to have a sub-adviser. The merger did not result in any change to the manner in which investment advisory

166	December 31, 2017 |	Semiannual Report

services are provided to the Funds the personnel responsible for providing investment advisory services to the Funds or the personnel ultimately responsible for overseeing the provision of such services, as described in greater detail in Note 1.

(b) New Share Classes

Effective December 18, 2017, AllianzGI NFJ Mid-Cap Value began offering Class R6 shares.

(c) Transfer Agency Services Provider

On December 28, 2017, AllianzGI U.S. as Administrator, on behalf of the Trust, entered into a Novation Framework Agreement with State Street Bank and Trust Company (“SSB”) and DST Asset Manager Solutions, Inc. (“DST”) (formerly known as Boston Financial Data Services, Inc.) whereby SSB replaced DST as the named provider of transfer agency services to the Funds. SSB then delegated its duties and obligations as transfer agent to DST. This transition was undertaken solely to promote efficiency and administrative simplicity, allowing SSB and DST to consolidate certain contracts and streamline their relationship, and had no effect on the services provided to the Trust.

11.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2017, the AllianzGI U.S. reimbursed AllianzGI Global Small-Cap $78,097 for realized losses resulting from a trading error.

During the year ended June 30, 2017, AllianzGI U.S. reimbursed AllianzGI Global Small-Cap and AllianzGI Small-Cap Blend $1,440 and $1,173, respectively, for realized losses resulting from trading errors.

12.	BORROWINGS

The Trust has entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement was amended on October 26, 2017 and has a term through October 25, 2018 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize the line of credit during the six months ended December 31, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Adviser. The Interfund Program permits certain funds to lend money directly to and borrow money directly from other funds for temporary purposes. During the six months ended December 31, 2017, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	RELATED PARTY TRANSACTIONS

The Investment Adviser is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended December 31, 2017, the Funds were not engaged in any purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 18, 2018, AllianzGI Income & Growth declared per-share net investment income dividends and short-term capital gain distributions to shareholders, payable January 18, 2018 to shareholders of record on January 17, 2018 as follows:

Share Class	Dividend Rate	Short-Term Capital Gains
Class A	$0.01785	$0.05965
Class C	$0.01142	$0.05965
Institutional Class	$0.02124	$0.05965
Class R	$0.01547	$0.05965
Class P	$0.02023	$0.05965

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| December 31, 2017	167

Unaudited

Changes to the Board of Trustees and Fund Officers

Effective December 12, 2017, Barbara R. Claussen resigned as a Trustee of the Funds and Erick R. Holt became a Trustee of the Funds. Mr. Holt is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Adviser and its affiliates.

Effective December 12, 2017, Craig A. Ruckman was appointed Assistant Secretary to the Funds.

168	December 31, 2017 |	Semiannual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

Semiannual Report	| December 31, 2017	169

Unaudited

Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access—Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins: Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy/

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually, if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

170	December 31, 2017 |	Semiannual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement (the “Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors U.S. LLC (the “Investment Adviser”).

The Independent Trustees met in person on October 10-11, 2017 for the specific purpose of considering whether to approve the continuation of the Agreement for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, met on September 20, 2017 and October 10, 2017 (the “contract review meetings”) with independent counsel to discuss the materials provided by the Investment Adviser in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on October 10, 2017, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period commencing January 1, 2018 with respect to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global-Small-Cap Fund, AllianzGI Health Sciences Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI Small-Cap Blend Fund, AllianzGI Technology Fund (each, a “Fund,” and together, the “AllianzGI Funds”); and, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund (each, also a “Fund,” together, the “NFJ Funds,” and with the AllianzGI Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

In connection with their deliberations regarding the approval of the Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Adviser under the Agreement.

It was noted that, on October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”), the former investment adviser to the Funds, merged into AllianzGI U.S., a former sub-adviser to various

Funds, after which AllianzGI U.S. assumed AGIFM’s roles as investment adviser and administrator to the Funds and continued to provide the day-to-day portfolio management services it previously provided as sub-adviser in its new capacity as Investment Adviser, and the applicable sub-advisory agreements with AllianzGI U.S. were terminated. In addition, it was noted that NFJ Investment Group LLC (“NFJ LLC”), a former sub-adviser to NFJ Funds, merged with and into the Investment Adviser effective July 1, 2017. It was further noted that, from and after this merger, the Investment Adviser assumed the sole day-to-day portfolio management responsibilities for the NFJ Funds in its capacity as the Investment Adviser, directly providing all of the services previously provided by NFJ LLC, and the applicable sub-advisory contracts with NFJ LLC terminated. In the course of their deliberations regarding the approval of the Agreement, the Trustees took into account that the personnel at AGIFM and NFJ LLC who had previously provided advisory services to the Funds prior to the aforementioned mergers continued to do so in the same capacities as employees of the Investment Adviser following the mergers. The Trustees considered that neither the merger of AGIFM into the Investment Adviser nor the merger of NFJ LLC into the Investment Adviser had, or was expected have in the future, any impact on the nature or quality of investment advisory or administrative services provided to the Funds.

In connection with their contract review meetings, the Independent Trustees received and relied upon materials provided by the Investment Adviser including, among other items: (i) information provided by Broadridge, for the Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Funds for various time periods; (ii) information on the Funds’ advisory fees and other expenses and information compiled by Broadridge, as applicable, on the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”); (iii) to the extent applicable, information regarding the investment performance and fees for other mutual funds and separately managed accounts managed by the Investment Adviser or its affiliates with similar investment objective(s) and policies to those of the Funds, if any; (iv) an estimate of the profitability to the Investment Adviser from its relationship with the Funds for the twelve months ended December 31, 2016; (v) descriptions of various functions performed by the Investment Adviser for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds;

Semiannual Report	| December 31, 2017	171

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (cont’d)

(vii) fact cards for each Fund including, among other information, performance comparisons between the Funds and their Broadridge Performance Universe, total return investment performance based on net asset value, investment objectives, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group and trends in profitability to the Investment Adviser of its advisory relationship with each Fund; and (viii) summaries assigning a quadrant placement to each Fund for an institutional and retail share class based on an average of certain measures of performance and fees/expenses versus peer group medians.

The Independent Trustees’ conclusions as to the approval of the Agreement was based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Independent Trustees’ deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Independent Trustees also took into account that the Investment Adviser had proposed the continuation, modification or adoption of certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees considered, among other matters, that the Investment Adviser provides or procures through third-party service providers most administrative services that are required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, sub-transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Independent Trustees took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, sub-transfer agency and printing services) are, in the case of the Funds, paid for by the Investment Adviser out of its administrative fee. They also took into account that the Investment Adviser provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Adviser or such affiliates).

Performance Information

Fund-specific performance results reviewed by the Independent Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees. The Independent Trustees reviewed comparative information showing performance for Class A and Institutional Class shares of the Funds against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended June 30, 2017. Institutional Class performance relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

AllianzGI Funds. For the AllianzGI Emerging Markets Opportunities Fund, performance was below median for the one-year and ten-year periods (in the third and fourth quintiles respectively) and above median for the three- and five-year periods. For the AllianzGI Focused Growth Fund, performance was below median (in the fourth quintile) for the one-year period and above median for the three-, five- and ten-year periods. For the AllianzGI Global Natural Resources Fund, performance was below median for the one-year period (in the fifth quintile) and above median for the three-, five- and ten-year periods. For the AllianzGI Global Small-Cap Fund, performance was below median for the one- and three-year periods (in the fifth and third quintiles respectively) and above median for the five- and ten-year periods. For the AllianzGI Health Sciences Fund, performance was below median (in the fourth quintile) for the one-year period. The AllianzGI Health Sciences Fund’s Institutional Class shares have less than three years of history; its Class A shares’ performance was above median for the three-year period and below median for the five- and ten-year periods (in the fifth and fourth quintiles, respectively). For the AllianzGI Income & Growth Fund, performance was above median for the one-, three-, five- and ten-year periods. For the AllianzGI Mid-Cap Fund, performance was above median for the one-, three-, five-, and ten-year periods. For the AllianzGI Small-Cap Blend Fund, performance was above median for the one- and three-year periods. For the AllianzGI Technology Fund, performance was below median (in the fourth quintile) for the one- and three-year periods and above median for the five- and ten-year periods.

NFJ Funds. For the AllianzGI NFJ Dividend Value Fund, performance was above median for the one-year period and below median for the three-, five- and ten-year periods (in the fifth quintile for the three-

172	December 31, 2017 |	Semiannual Report

and ten-year periods and in the fourth quintile for the five-year period). For the AllianzGI NFJ International Value Fund, performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, three-, and five-year periods and the fourth quintile for the ten-year period). For the AllianzGI NFJ Large-Cap Value Fund, performance was above median for the one-, three- and five-year periods and below median (in the fourth quintile) for the ten-year period. For the AllianzGI NFJ Mid-Cap Value Fund, performance was above median for the one-, three-, five- and ten-year periods. For the AllianzGI NFJ Small-Cap Value Fund, performance was above median for the one- and ten-year periods and below median (in the fourth quintile) for the three- and five-year periods.

In addition, the Independent Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board or by the Performance Committee of the Board).

As part of their review, the Independent Trustees examined the ability of the Investment Adviser to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Adviser; the experience of key advisory personnel of the Investment Adviser or their affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Adviser to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Adviser; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Adviser. In addition, the Independent Trustees reviewed the extent and quality of the Investment Adviser’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Adviser; the specific contractual obligations of the Investment Adviser pursuant to the Agreement; the nature, extent and quality of certain administrative services the Investment Adviser is responsible for providing to the Funds; the Investment Adviser’s risk management function; and conditions that might affect the ability of the Investment Adviser to provide high quality services to the Funds in the future under the Agreement, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that the Investment Adviser’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Funds’ fees and expenses under the Agreement, the Independent Trustees considered, among other information, each Fund’s advisory fee and total expense ratio as a percentage of average daily net assets and the advisory fees and total expense ratios in comparison to such Fund’s Broadridge Expense Group. The Independent Trustees also noted certain advisory or administrative fee breakpoints, waivers or reductions for certain Funds that had been proposed by the Investment Adviser for continuation, modification or adoption, and also noted any such preexisting waivers that were not being continued. The Independent Trustees also considered, among other items: (i) that the Funds pay a unitary administrative fee for non-advisory services, which differentiates the Funds from many in the industry, and (ii) current Fund asset levels as compared to prior years.

The Independent Trustees also considered information showing the contractual advisory fees charged by the Investment Adviser to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any. In comparing these fees, the Independent Trustees considered information provided by the Investment Adviser as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Adviser’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Adviser and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts.

The Independent Trustees considered and evaluated the unitary administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Broadridge materials. The Independent Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Investment Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes).

The Trustees also considered, among other information, the Investment Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Investment Adviser’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

Semiannual Report	| December 31, 2017	173

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreement (cont’d)

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Fund’s advisory fee, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class share classes) to the Funds’ respective Broadridge Expense Groups for the most recent fiscal year ended June 30, 2017. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Independent Trustees. The Funds’ fee and expense rankings are discussed below relative to the median of the applicable Broadridge Expense Groups. A Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses the fifth quintile corresponding to high fees and expenses.

AllianzGI Funds. For the AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Mid-Cap Fund and AllianzGI Small-Cap Blend Fund, both the advisory fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below the median for both the retail and institutional expense groups. For the AllianzGI Global Natural Resources Fund, advisory fees were below median for the retail expense group and at median for the institutional expense group, and total expense ratios were below median for both the retail and institutional expense groups (taking fee waivers and/or expense limitations into account in each case). For the AllianzGI Global Small-Cap Fund, advisory fees were at median for the retail expense group and above median (ranking 6/8) for the institutional expense group, and total expense ratios were above median for both the retail (in the fifth quintile) and institutional expense group (in the fourth quintile) (taking fee waivers and/or expense limitations into account in each case). For the AllianzGI Health Sciences Fund, advisory fees were below median for the retail and institutional expense groups and total expense ratios were above median (in the third quintile) for both the retail and institutional expense groups (taking fee waivers and/or expense limitations into account in each case). For the AllianzGI Income & Growth Fund, advisory fees were above median (ranking 7/11) for both the retail expense group and the institutional expense group and total expense ratios were above median (in the fifth quintile) for both the retail and institutional expense groups (taking fee waivers and/or expense limitations into account in each case). For the AllianzGI Technology Fund, advisory fees were above median for both the retail (ranking 4/6) and institutional (ranking 4/5) expense groups and total expense ratios were above median for both the retail (in the fifth quintile) and institutional (ranking 4/5) expense groups (taking fee waivers and/or expense limitations into account in each case).

NFJ Funds. For the AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund and AllianzGI NFJ Large-Cap Value Fund, both the advisory fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the AllianzGI NFJ Mid-Cap Value Fund, advisory fees were below median for both the retail and institutional expense groups and total expense ratios were above median for the retail expense group (in the third quintile) and the institutional expense group (in the fourth quintile) (taking fee waivers and/or expense limitations into account in each case). For the AllianzGI NFJ Small-Cap Value Fund, advisory fees were below median (for both the retail and institutional expense groups and total expense ratios were at median for the retail expense group and below median for the institutional expense group.

The Trustees evaluated each Fund’s advisory fees based on a variety of factors, including comparative fee and expense information, the Investment Adviser’s estimated profitability from its relationship with each Fund (described below), possible economies of scale (described below) and Fund performance. In light of these factors, the Independent Trustees recommended, and the Investment Adviser agreed, that voluntary fee waivers of a portion of the advisory fees of certain Funds be implemented or continued for a one-year period through October 31, 2018 as follows: for the AllianzGI Emerging Markets Opportunities Fund, a waiver of 20 basis points of the advisory fee; for the AllianzGI Income & Growth Fund, a waiver of 1 basis point on net assets in excess of $2 billion, an additional waiver of 1.5 basis points on net assets in excess of $3 billion and an additional waiver of 2.5 basis points on net assets in excess of $5 billion; for the AllianzGI NFJ Dividend Value Fund, a waiver of 15 basis points of the advisory fee, and then an additional waiver of 2.5 basis points on net assets in excess of $7.5 billion and an additional waiver of 2.5 basis points on net assets in excess of $10 billion; for the AllianzGI NFJ International Value Fund, a waiver of 5 basis points of the advisory fee, and then an additional waiver of 1 basis point on net assets in excess of $4 billion, an additional waiver of 1.5 basis points on net assets in excess of $5 billion and an additional waiver of 2.5 basis points on net assets in excess of $7.5 billion; for the AllianzGI Focused Growth Fund, a 10 basis point waiver of the advisory fee; for the AllianzGI NFJ Small-Cap Value Fund, a 2.5 basis point waiver on net assets in excess of $3 billion, and addition 2.5 basis points on net assets in excess of $4 billion, and an additional 2.5 basis points on assets of $5 billion; and for the AllianzGI Technology Fund, a waiver of 15 basis points of the advisory fee, and then an additional waiver of 1 basis point on net

174	December 31, 2017 |	Semiannual Report

assets in excess of $2 billion, an additional waiver of 1.5 basis points on net assets in excess of $3 billion and an additional waiver of 2.5 basis points on net assets in excess of $5 billion. It also was agreed that the Investment Adviser would observe the following additional voluntary fee waivers of a portion of the administrative fees for certain Funds for a one-year period through October 31, 2018 as follows: for the AllianzGI Emerging Markets Opportunities Fund, a waiver of 15 basis points of the administration fee; for AllianzGI Focused Growth Fund, a waiver of 2 basis points of the administration fee for Class A shares; for AllianzGI NFJ International Value Fund, a waiver of 2.5 basis points of the administration fee; and for AllianzGI NFJ Small-Cap Value Fund, a waiver of 5 basis points of the administration fee. The Trustees also noted the Investment Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

The Independent Trustees also considered the estimated profitability to the Investment Adviser of its relationship with each Fund and determined that such profitability did not appear to be excessive. The Independent Trustees considered the extent to which the Investment Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the breakpoints and fee waiver and expense limitation arrangements observed by the Investment Adviser for applicable Funds. Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Adviser and its affiliates, such as reputational value derived from serving as Investment Adviser to the Funds. They also considered that the unitary administrative fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Investment Adviser, and that the Investment Adviser’s profitability likewise generally declines under the unitary administrative fee structure when Fund assets decline. The Independent Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale or efficiencies concerning administration services with Fund shareholders. The Independent Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Adviser has undertaken as investment manager and sponsor of the Funds. The Independent Trustees also took into account that the Investment Adviser agreed to advisory and/or administrative fee waivers and/or breakpoints for certain Funds that would be effective as of November 1, 2017 through at least October 31, 2018.

The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees considered the overall profitability to the Investment Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Independent Trustees reviewed information regarding profitability of other investment advisers with publicly-traded parent companies. The Independent Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Adviser’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Independent Trustees also concluded that the fees payable under the Agreement represents reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser, as the case may be, and should be continued, taking into account the Investment Adviser’s agreement to observe waivers and/or breakpoints for certain Funds. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreement with respect to the Funds was in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreement be approved by the full Board.

The Independent Trustees also considered the proposed continuance of the Administration Agreement between Allianz Funds and AllianzGI U.S. for the Funds and determined to recommend the same for approval by the full Board.

The Independent Trustees also discussed the distribution arrangements and plans for the Funds and determined that there is a reasonable likelihood that the arrangements will continue to benefit the Funds and their shareholders, and to recommend the continuance of the same for approval by the full Board.

Semiannual Report	| December 31, 2017	175

Allianz Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Investment Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agent

State Street Bank & Trust Company,

which has delegated its obligations as transfer agent to:

DST Asset Management Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and more than $583 billion in assets under management.* With 25 offices worldwide and over 650 investment professionals, we provide global investment and research capabilities with consultative local delivery.

* Data as of September 30, 2017

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2015. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AZ1005SA_123117

433944

ITEM 2.	CODE OF ETHICS

(a) Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)	(1) Not required in this filing.

(a)	(2) Exhibit 99. Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 28, 2018

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: February 28, 2018

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2018